                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [ ]

          Pre-Effective Amendment No.                               333-109579

          Post-Effective Amendment No. 3                            [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                    [X]

          Amendment No.     4                                       811-21440

                        (Check appropriate box or boxes)

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                           (Exact name of Registrant)

                       TRANSAMERICA LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              4333 Edgewood Road NE
                            Cedar Rapids, Iowa 52499
              (Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (610) 439-5253

(Name and complete address
of agent for service)                            Copy to:

Frank A. Camp, Esq.                              Frederick R. Bellamy, Esq.
Transamerica Life Insurance Company              Sutherland Asbill & Brennan LLP
4333 Edgewood Road, N.E.                         1275 Pennsylvania Avenue, N.W.
Cedar Rapids, IA  52499                          Washington, DC  20004-2415

          It is proposed that this filing will become effective:

          [ ] immediately upon filing pursuant to paragraph (b)
          [X] on April 29, 2005 pursuant to paragraph (b)
          [ ] 60 days after filing pursuant to paragraph (a)(1)
          [ ] on April 29, 2005 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

          Title of securities being registered: Individual variable adjustable life insurance policies.

                                     PART A

PROSPECTUS

MAY 1, 2005


                                  ADVANTAGE X
                                 ISSUED THROUGH
                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                                       BY
                      TRANSAMERICA LIFE INSURANCE COMPANY
                                  HOME OFFICE:
                             4333 EDGEWOOD ROAD NE
                             CEDAR RAPIDS, IA 52499
                        1-888-804-8461    1-319-398-8572

                  A VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

This prospectus describes the Advantage X, a variable adjustable life insurance policy (the "Policy") offered by Transamerica Life Insurance Company, a member of the AEGON Insurance Group. A purchaser of a Policy ("Owner", "you" or "your") may allocate amounts under the Policy to one or more of the subaccounts of the Transamerica Corporate Separate Account Sixteen or to the fixed account (which credits a specified guaranteed interest rate). Each subaccount invests its assets in one of the corresponding portfolios listed on the following page.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.

A prospectus for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

AIM VARIABLE INSURANCE FUNDS
[ ]    AIM V.I. Dynamics Fund -
       Series I Shares
[ ]  AIM V.I. Financial Services Fund - Series I Shares
[ ]  AIM V.I. Health Sciences Fund - Series I Shares(1)
[ ]  AIM V.I. Small Company Growth Fund - Series I Shares
[ ]  AIM V.I. Technology Fund -
    Series I Shares


AMERICAN FUNDS INSURANCE SERIES


[ ]  Global Small Capitalization Fund (Class 2)


[ ]  Growth Fund (Class 2)


[ ]  International Fund (Class 2)


[ ]  New World Fund (Class 2)


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

[ ]  Balanced Portfolio (Initial Class)


[ ]  Contrafund(R) Portfolio (Initial Class)


[ ]  Growth Portfolio (Initial Class)


[ ]  Growth Opportunities Portfolio (Initial Class)


[ ]  High Income Portfolio (Initial Class)



FIRST EAGLE VARIABLE FUND


[ ]  First Eagle Overseas Variable Fund


JANUS ASPEN SERIES

[ ]  Flexible Bond Portfolio (Institutional Shares)(2)


[ ]  Forty Portfolio (Institutional Shares)(3)


[ ]  International Growth Portfolio (Institutional Shares)


[ ]  Large Cap Growth Portfolio
    (Institutional Shares)(4)


[ ]  Mid Cap Growth Portfolio
    (Institutional Shares)


[ ]  Worldwide Growth Portfolio
    (Institutional Shares)


PIMCO VARIABLE INSURANCE TRUST
[ ]  All Asset Portfolio (Administrative Class)
[ ]  Real Return Portfolio
    (Institutional Class)
[ ]  Short-Term Portfolio (Institutional Class)
[ ]  StocksPLUS Growth and Income Portfolio (Institutional Class)
[ ]  Total Return Portfolio
    (Institutional Class)


ROYCE CAPITAL FUND


[ ]  Royce Micro-Cap Portfolio


[ ]  Royce Small-Cap Portfolio



SCUDDER INVESTMENTS VIT FUNDS


[ ]  Scudder VIT EAFE(R) Equity Index Fund (Class A)(5)


[ ]  Scudder VIT Small Cap Index Fund (Class A)



T. ROWE PRICE EQUITY SERIES, INC.


[ ]  T. Rowe Price Blue Chip Growth Portfolio


[ ]  T. Rowe Price Equity Income Portfolio


[ ]  T. Rowe Price Mid-Cap Growth Portfolio(6)


[ ]  T. Rowe Price New America Growth Portfolio



T. ROWE PRICE INTERNATIONAL SERIES, INC.


[ ]  T. Rowe Price International Stock Portfolio



THIRD AVENUE VARIABLE SERIES TRUST


[ ]  Third Avenue Value Portfolio


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
[ ]  U.S. Mid Cap Value Portfolio (Class I)

VAN ECK WORLDWIDE INSURANCE TRUST

[ ]  Van Eck Worldwide Absolute Return Fund



VANGUARD VARIABLE INSURANCE FUND
[ ]  Vanguard VIF Balanced Portfolio
[ ]  Vanguard VIF Capital Growth Portfolio
[ ]  Vanguard VIF Diversified Value Portfolio
[ ]  Vanguard VIF Equity Income Portfolio
[ ]  Vanguard VIF Equity Index Portfolio

[ ]  Vanguard VIF Growth Portfolio


[ ]  Vanguard VIF High Yield Bond Portfolio


[ ]  Vanguard VIF International Portfolio


[ ]  Vanguard VIF Mid-Cap Index Portfolio


[ ]  Vanguard VIF Money Market Portfolio


[ ]  Vanguard VIF REIT Index Portfolio


[ ]  Vanguard VIF Short-Term
    Investment-Grade


[ ]  Vanguard VIF Small Company Growth Portfolio


[ ]  Vanguard VIF Total Bond Market Index Portfolio

[ ]  Vanguard VIF Total Stock Market Index Portfolio

---------------


(1) Effective July 1, 2005, AIM V.I. Health Sciences Fund will be renamed AIM V.I. Global Health Care Fund.



(2) Formerly named Flexible Income Portfolio.



(3) Formerly named Capital Appreciation Portfolio.



(4) Formerly named Growth Portfolio.



(5) The Board of Scudder VIT EAFE(R) Equity Index Fund has approved the termination and liquidation of the Fund effective on or about July 25, 2005.



(6) Fund closed to new investors effective April 30, 2004.

TABLE OF CONTENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Policy Benefits/Risks Summary...............................     1
  Policy Benefits...........................................     1
     The Policy in General..................................     1
     Flexible Premiums......................................     1
     Free-Look Period.......................................     1
     Variable Life Insurance Benefit........................     2
     Cash Value.............................................     2
     Transfers..............................................     2
     Loans..................................................     3
     Partial Withdrawals and Surrenders.....................     3
     Tax Benefits...........................................     3
     Personalized Illustrations.............................     4
  Policy Risks..............................................     4
     Investment Risks.......................................     4
     Risk of Lapse..........................................     4
     Tax Risks (Income Tax and MEC).........................     4
     Loan Risks.............................................     5
     Risk of an Increase in Current Fees and Expenses.......     5
Portfolio Risks.............................................     5
Fee Tables..................................................     6
  Transaction Fees..........................................     6
  Periodic Charges Other Than Portfolio Operating
     Expenses...............................................     7
  Annual Portfolio Operating Expenses.......................     8
  Redemption Fees...........................................    13
Transamerica Life, The Separate Account, The Fixed Account
  and The Portfolios........................................    13
  Transamerica Life.........................................    13
     The Separate Account...................................    13
     The Fixed Account......................................    14
     The Portfolios.........................................    14
     Selection of the Underlying Portfolios.................    19
     Revenue We Receive.....................................    19
     Your Right to Vote Portfolio Shares....................    20
Charges and Deductions......................................    21
  Premium Load..............................................    21
  Monthly Deduction.........................................    22
     Monthly Contract Charge................................    22
     Monthly Cost of Insurance Charge.......................    22
     Optional Term Insurance Rider..........................    23
     Mortality and Expense Risk Charge......................    23
     Monthly Deferred Sales Load............................    24
  Administrative Charges....................................    24
     Partial Withdrawal Charge..............................    24
     Loan Interest..........................................    24

     Transfer Charge........................................    25
     Taxes..................................................    25
     Portfolio Expenses.....................................    25
     Redemption Fees........................................    25
The Policy..................................................    26
  Ownership Rights..........................................    26
  Modifying the Policy......................................    26
  Purchasing a Policy.......................................    26
  Replacement of Existing Insurance.........................    27
  When Insurance Coverage Takes Effect......................    27
  Free-Look Period..........................................    27
  Backdating a Policy.......................................    27
Policy Features.............................................    28
  Premiums..................................................    28
     Allocating Premiums....................................    28
     Premium Flexibility....................................    29
     Planned Periodic Payments..............................    29
     Premium Limitations....................................    29
     Making Premium Payments................................    29
Transfers...................................................    30
  General...................................................    30
  Fixed Account Transfers...................................    30
  Disruptive Trading and Market Timing......................    31
  Transfer Procedures.......................................    33
  Asset Rebalancing Program.................................    33
  Third Party Asset Allocation Services.....................    34
Policy Values...............................................    34
  Cash Value................................................    34
  Net Cash Value............................................    35
  Subaccount Value..........................................    35
  Accumulation Units........................................    35
  Accumulation Unit Value...................................    36
  Net Investment Factor.....................................    36
  Fixed Account Value.......................................    36
Life Insurance Benefit......................................    37
  Life Insurance Benefit Options............................    37
Life Insurance Benefit Compliance Tests.....................    38
  Choosing a Life Insurance Benefit Option..................    40
  Changing the Life Insurance Benefit Option................    41
  How Life Insurance Benefits May Vary in Amount............    41
  Changing the Face Amount..................................    41
     Decreasing the Face Amount.............................    42
     Increasing the Face Amount.............................    42
  Duration of the Policy....................................    42
  Payment Options...........................................    42

Surrenders and Partial Withdrawals..........................    43
  Surrenders................................................    43
  Partial Withdrawals.......................................    43
Loans.......................................................    44
  General...................................................    44
     Interest Rate Charged..................................    45
     Loan Account Interest Rate Credited....................    45
     Maximum Loan Account Interest Rate.....................    45
     Indebtedness...........................................    45
     Repayment of Indebtedness..............................    45
  Effect of Policy Loans....................................    45
Policy Lapse and Reinstatement..............................    46
  Lapse.....................................................    46
  Reinstatement.............................................    46
Policy Termination..........................................    46
Federal Income Tax Considerations...........................    46
  Tax Status of the Policy..................................    47
  Tax Treatment of Policy Benefits..........................    47
Other Policy Information....................................    51
  Payments We Make..........................................    51
  Split Dollar Arrangements.................................    51
Supplemental Benefits (Riders)..............................    52
  Term Insurance Rider......................................    52
  Experience Credits Rider..................................    52
Additional Information......................................    53
  Sale of the Policies......................................    53
  State Variations..........................................    54
  Legal Proceedings.........................................    54
  Financial Statements......................................    54
Table of Contents of the Statement of Additional
  Information...............................................    55
Glossary....................................................    56
Prospectus Back Cover
  Personalized Illustrations of Policy Benefits
  Inquiries


             This Policy is not available in the State of New York.

POLICY BENEFITS/RISKS SUMMARY                                        ADVANTAGE X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

POLICY BENEFITS

  THE POLICY IN GENERAL

     - The Advantage X is a variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

     - Under Transamerica Life's current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

      - A minimum of five (5) Policies are issued, each on the life of a different insured; OR

      - The aggregate annualized first-year planned premium for all Policies is at least $100,000.

     - The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

     - FIXED ACCOUNT. You may put your cash value in the fixed account where it earns at least 2.00% annual interest. We may declare higher rates of interest, but we are not obligated to do so. The fixed account is part of our general account.

     - SEPARATE ACCOUNT. You may also put your cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under "The Portfolios" section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

  FLEXIBLE PREMIUMS


     - You select a premium payment plan, but the plan is flexible - you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.



     - You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and PAYING THE PLANNED PREMIUMS WILL NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. Under certain circumstances, extra premiums may be required to prevent lapse.


  FREE-LOOK PERIOD


     - The FREE-LOOK PERIOD begins four days after the Policy is mailed to you. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of (a) the Policy's cash value as of the date the Policy is returned or (b) the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will hold the premium in our general account until the end of the free-look period.

  VARIABLE LIFE INSURANCE BENEFIT

     - If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the "face amount"), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.


     - CHOICE AMONG LIFE INSURANCE BENEFIT OPTIONS. You must choose one of three life insurance benefit options. We offer the following:


      - Option 1 is the greater of:

        -- the face amount of the Policy, or


        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.



      - Option 2 is the greater of:


        -- the face amount of the Policy, plus the Policy's cash value on the date of the insured's death, or


        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.


      - Option 3 is the greater of:

        -- the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or


        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.


     We will reduce the life insurance benefit proceeds by any outstanding loan amount and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.

     The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed. YOU SHOULD CONSULT A TAX ADVISOR WHEN CHOOSING A TAX TEST.


     - Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.



     - CHANGE IN LIFE INSURANCE BENEFIT OPTION AND FACE AMOUNT. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our home office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.


  CASH VALUE


     - Cash value is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).


  TRANSFERS

     - You can transfer cash value among the subaccounts and the fixed account subject to certain restrictions. You currently may make transfers in writing or by fax.

     - We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.


     - An asset rebalancing program is available.


     - After the first Policy year, you may make one transfer per Policy year from the fixed account. We must receive your request to transfer from the fixed account within 30 days after a Policy anniversary. The maximum amount that may be transferred is the greater of 25% of the then-current value of the fixed account or the amount transferred in the prior Policy year from the fixed account.

     - We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See "Disruptive Trading and Market Timing" below.

  LOANS


     - After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy for up to 90% of the net cash value (cash value MINUS any outstanding indebtedness) on that date. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under
       Section 1035 (a) of the Code. The minimum loan amount is $500.



     - We currently charge interest of 2.67% annually in Policy Years 1-17, 2.25% annually in Policy Years 18-30, and 2.15% annually in Policy Years 31+ on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 4.00%. Interest is added to the amount of the loan to be repaid.



     - To secure the loan, we transfer a portion of your cash value to the loan account. The loan account is part of our general account. We will credit 2.00% interest annually on amounts in the loan account.



     - Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract.


  PARTIAL WITHDRAWALS AND SURRENDERS


     - You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.


     - We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) pro rata from each of the subaccounts and the fixed account.

     - The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make and any processing fee.

     - If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.

     - You may fully surrender the Policy at any time before the insured's death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a monthly deferred sales load.

     - A partial withdrawal or surrender may have tax consequences.

  TAX BENEFITS

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

     If the Policy satisfies the definition of life insurance under the Internal Revenue Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the accounts are not taxable transactions.

  PERSONALIZED ILLUSTRATIONS

     You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

     - understand the long-term effects of different levels of investment performances,

     - understand the charges and deductions under the Policy, and;

     - compare the Policy to other life insurance policies.

     These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

  INVESTMENT RISKS

     The Policy allows you to allocate your Policy's cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, we will credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.00%.

  RISK OF LAPSE

     Your Policy may lapse if loans, partial withdrawals, the monthly deductions and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

     If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

     A Policy lapse may have adverse tax consequences.

     You may reinstate this Policy within five years after it has lapsed (and prior to the insured's reaching age 100), if the insured meets our insurability requirements and you pay the amount we require.

  TAX RISKS (INCOME TAX AND MEC)

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.


     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.


  LOAN RISKS

     A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan account as collateral. We then credit a fixed interest rate of 2.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.

     We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+, payable in arrears. This charge may increase, but it will not exceed 4.00%. Interest is added to the amount of the loan to be repaid.

     A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result from a lapse, especially if the Policy is a non-MEC.

     If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

  RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

     Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

     There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following tables describe the fees and expenses that are payable when buying and owning a Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured, with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

     The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy, taking loans or transferring Policy cash value among the subaccounts and the fixed account.

                                TRANSACTION FEES

                            WHEN CHARGE          AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                      IS DEDUCTED    GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                      -----------    -----------------------------------  ------------------------------
PERCENT OF PREMIUM
LOAD....................  Upon receipt of  15.00% of each premium received      10.00% of premium received up
                          premium                                               to target premium(1) in Policy
                                                                                year 1; 6.50% of premium
                                                                                received up to target premium
                                                                                in Policy years 2-4; 2.50% of
                                                                                premium received up to target
                                                                                premium in Policy years 5-7;
                                                                                2.10% of premium received up
                                                                                to target premium in Policy
                                                                                years 8-10; 0.50% of premium
                                                                                received up to target premium
                                                                                in Policy years 11+

PARTIAL WITHDRAWAL
CHARGE..................  Upon withdrawal  $25.00                               $0

TRANSFER CHARGE.........  Upon each        $25.00 for each transfer in excess   $0
                          transfer beyond  of 12 per Policy year
                          12 transfers in
                          any Policy year

---------------

(1) The "target premium" is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured's sex, issue age and underwriting class.

     The table below describes the fees and expenses that a Policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                            WHEN CHARGE          AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                      IS DEDUCTED    GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                      -----------    -----------------------------------  ------------------------------
MONTHLY CONTRACT
CHARGE..................  On the           $10.00 per month                     $5.00 per month
                          effective date
                          (date of issue)
                          and on each
                          monthly
                          deduction day

COST OF INSURANCE(1)
(without extra
ratings)(2)

  - Minimum Charge......  On the           $0.09 per month per $1000 of net     $0.0138 per month per $1000 of
                          effective date   amount at risk(3) (Female, Non-      net amount at risk (Female,
                          and on each      Tobacco, Age 20, Medical Issue)      Non- Tobacco, Age 20, Medical
                          monthly                                               Issue)
                          deduction day

  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of
                                           amount at risk (Male, Tobacco, Age   net amount at risk (Male,
                                           99, Guaranteed Issue)                Tobacco, Age 99, Guaranteed
                                                                                Issue)

  - Charge for a Male,
    age 48, Guaranteed
    Issue, during the
    first Policy year...                   $0.50 per month per $1000 of net     $0.11 per month per $1000 of
                                           amount at risk                       net amount at risk

MORTALITY AND EXPENSE
RISK CHARGE.............  On the           2.00% (annually) of the average      0.67% (annually) of the
                          effective date   cash value                           average cash value in Policy
                          and on each                                           years 1-17, and 0.25%
                          monthly                                               (annually) of the average cash
                          deduction day                                         value in Policy years 18-30;
                                                                                and 0.15% (annually) of the
                                                                                average cash value in Policy
                                                                                years 31+

LOAN INTEREST
SPREAD(4)...............  On Policy        2.00% (annually)                     0.67% (annually) in Policy
                          anniversary or                                        years 1-17; 0.25% (annually)
                          earlier, as                                           in Policy years 18-30; and
                          applicable(5)                                         0.15% (annually) in Policy
                                                                                years 31+

MONTHLY DEFERRED SALES
LOAD....................  On each monthly  0.30% of all premium received in     0.250% of the premium received
                          deduction day    Policy year 1                        up to target premium in Policy
                          during Policy                                         year 1, and 0.017% of premium
                          years 2-7                                             received in excess of target
                                                                                premium in Policy year 1
RIDER CHARGES:(6)
TERM LIFE INSURANCE
RIDER

  - Minimum Charge......  On the           $0.06 per month per $1000 of net     $0.0138 per month per $1000 of
                          effective date   amount at risk                       net amount at risk
                          and on each
                          monthly
                          deduction day

  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of
                                           amount at risk                       net amount at risk

  - Charge for a Male,
    age 48, Guaranteed
    Issue...............                   $0.50 per month per $1000 of net     $0.11 per month per $1000 of
                                           amount at risk                       net amount at risk

---------------

(1) Cost of insurance rates vary based on the insured's age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the home office listed on the back cover.

(2) We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured presents additional mortality risks, we may add a surcharge to the cost of insurance rates.

(3) The net amount at risk equals the life insurance benefit on a monthly deduction day, minus the cash value as of the monthly deduction day.


(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 4.00% annually) and the amount of interest we credit to the amount in your loan account (which is a maximum of 2.00% annually). SEE "MAXIMUM LOAN ACCOUNT INTEREST RATE."


(5) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination or the insured's death.

(6) Charges for riders vary based on the insured's age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the home office listed on the back cover.

     The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2004. These expenses may be different in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                     LOWEST   HIGHEST
-----------------------------------------                     ------   -------
(total of all expenses that are deducted from portfolio
  assets, including management fees, distribution (12b-1)
  and other expenses).......................................  0.14%     2.50%


                      ANNUAL PORTFOLIO OPERATING EXPENSES
                   (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

     The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2004 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Transamerica Life by the applicable portfolio. Transamerica Life has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.


                                                                              FEES AND
                                                                 GROSS        EXPENSES
                                                                 TOTAL      CONTRACTUALLY    TOTAL NET
                                MANAGEMENT    OTHER     12B-1    ANNUAL       WAIVED OR       ANNUAL
PORTFOLIO                          FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(19)    EXPENSES
---------                       ----------   --------   -----   --------   ---------------   ---------
AIM V.I. Dynamics - Series I
  Shares(1)(2)(3).............    0.75%       0.39%       N/A    1.14%          0.01%          1.13%
AIM V.I. Financial Services -
  Series I Shares(1)(2).......    0.75%       0.37%       N/A    1.12%          0.00%          1.12%

                                                                              FEES AND
                                                                 GROSS        EXPENSES
                                                                 TOTAL      CONTRACTUALLY    TOTAL NET
                                MANAGEMENT    OTHER     12B-1    ANNUAL       WAIVED OR       ANNUAL
PORTFOLIO                          FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(19)    EXPENSES
---------                       ----------   --------   -----   --------   ---------------   ---------
AIM V.I. Health Sciences -
  Series I Shares(1)(2)(3)
  (17)........................    0.75%       0.36%       N/A    1.11%          0.01%          1.10%
AIM V.I. Small Company Growth
  - Series I
  Shares(1)(2)(3).............    0.75%       0.61%       N/A    1.36%          0.06%          1.30%
AIM V.I. Technology - Series I
  Shares(1)(2)................    0.75%       0.40%       N/A    1.15%          0.00%          1.15%
American Global Small
  Capitalization Fund (Class
  2)..........................    0.77%       0.04%     0.25%    1.06%          0.00%          1.06%
American Growth Fund (Class
  2)..........................    0.35%       0.01%     0.25%    0.61%          0.00%          0.61%
American International Fund
  (Class 2)...................    0.54%       0.05%     0.25%    0.84%          0.00%          0.84%
American New World Fund (Class
  2)..........................    0.85%       0.08%     0.25%    1.18%          0.00%          1.18%
Fidelity VIP Balanced (Initial
  Class)......................    0.42%       0.14%       N/A    0.56%          0.00%          0.56%
Fidelity VIP Contrafund(R)
  (Initial Class)(4)..........    0.57%       0.11%       N/A    0.68%          0.00%          0.68%
Fidelity VIP Growth (Initial
  Class)(5)...................    0.58%       0.10%       N/A    0.68%          0.00%          0.68%
Fidelity VIP Growth
  Opportunities (Initial
  Class)(6)...................    0.58%       0.14%       N/A    0.72%          0.00%          0.72%
Fidelity VIP High Income
  (Initial Class).............    0.58%       0.13%       N/A    0.71%          0.00%          0.71%
First Eagle Overseas
  Variable....................    0.75%       0.31%     0.25%    1.31%          0.00%          1.31%
Janus Aspen Series Forty
  (Institutional Shares)(7)...    0.64%       0.02%       N/A    0.66%          0.00%          0.66%
Janus Aspen Series Flexible
  Bond (Institutional
  Shares)(7)..................    0.52%       0.03%       N/A    0.55%          0.00%          0.55%
Janus Aspen Series Large Cap
  Growth (Institutional
  Shares)(7)..................    0.64%       0.02%       N/A    0.66%          0.00%          0.66%
Janus Aspen Series
  International Growth
  (Institutional Shares)(7)...    0.64%       0.04%       N/A    0.68%          0.00%          0.68%
Janus Aspen Series Mid Cap
  Growth (Institutional
  Shares)(7)..................    0.64%       0.01%       N/A    0.65%          0.00%          0.65%
Janus Aspen Series Worldwide
  Growth (Institutional
  Shares)(7)..................    0.60%       0.03%       N/A    0.63%          0.00%          0.63%
PIMCO All Asset
  (Administrative Class)(8)...    0.20%       1.03%       N/A    1.23%          0.03%          1.20%
PIMCO Real Return
  (Institutional Class)(9)....    0.25%       0.25%       N/A    0.50%          0.00%          0.50%

                                                                              FEES AND
                                                                 GROSS        EXPENSES
                                                                 TOTAL      CONTRACTUALLY    TOTAL NET
                                MANAGEMENT    OTHER     12B-1    ANNUAL       WAIVED OR       ANNUAL
PORTFOLIO                          FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(19)    EXPENSES
---------                       ----------   --------   -----   --------   ---------------   ---------
PIMCO Short-Term
  (Institutional Class)(10)...    0.25%       0.20%       N/A    0.45%          0.00%          0.45%
PIMCO StocksPLUS Growth and
  Income (Institutional
  Class)(11)..................    0.40%       0.10%       N/A    0.50%          0.00%          0.50%
PIMCO Total Return
  (Institutional Class)(12)...    0.25%       0.25%       N/A    0.50%          0.00%          0.50%
Royce Micro-Cap...............    1.25%       0.09%       N/A    1.34%          0.00%          1.34%
Royce Small-Cap...............    1.00%       0.14%       N/A    1.14%          0.00%          1.14%
Scudder VIT EAFE(R) Equity
  Index(13)...................    0.45%       0.37%       N/A    0.82%          0.17%          0.65%
Scudder VIT Small Cap Index
  (Class A)(14)...............    0.35%       0.13%       N/A    0.48%          0.03%          0.45%
T. Rowe Price Blue Chip
  Growth......................    0.85%       0.00%       N/A    0.85%          0.00%          0.85%
T. Rowe Price Equity Income...    0.85%       0.00%       N/A    0.85%          0.00%          0.85%
T. Rowe Price Mid-Cap Growth..    0.85%       0.00%       N/A    0.85%          0.00%          0.85%
T. Rowe Price New America
  Growth......................    0.85%       0.00%       N/A    0.85%          0.00%          0.85%
T. Rowe Price International
  Stock.......................    1.02%       0.00%       N/A    1.02%          0.00%          1.02%
Third Avenue Value
  Portfolio(15)...............    0.90%       0.34%       N/A    1.24%          0.00%          1.24%
Universal Institutional Funds
  U.S. Mid Cap Value Portfolio
  (Class I)(18)...............    0.72%       0.30%       N/A    1.02%          0.00%          1.02%
Van Eck Worldwide Absolute
  Return(16)..................    2.50%       2.50%       N/A    5.00%          2.50%          2.50%
Vanguard VIF Balanced.........    0.15%       0.11%       N/A    0.26%          0.00%          0.26%
Vanguard VIF Capital Growth...    0.24%       0.18%       N/A    0.42%          0.00%          0.42%
Vanguard VIF Diversified
  Value.......................    0.25%       0.17%       N/A    0.42%          0.00%          0.42%
Vanguard VIF Equity Income....    0.18%       0.08%       N/A    0.26%          0.00%          0.26%
Vanguard VIF Equity Index.....    0.11%       0.03%       N/A    0.14%          0.00%          0.14%
Vanguard VIF Growth...........    0.12%       0.24%       N/A    0.36%          0.00%          0.36%
Vanguard VIF High Yield Bond..    0.15%       0.09%       N/A    0.24%          0.00%          0.24%
Vanguard VIF International....    0.22%       0.19%       N/A    0.41%          0.00%          0.41%
Vanguard VIF Mid-Cap Index....    0.19%       0.05%       N/A    0.24%          0.00%          0.24%
Vanguard VIF Money Market.....    0.11%       0.04%       N/A    0.15%          0.00%          0.15%
Vanguard VIF REIT Index.......    0.25%       0.06%       N/A    0.31%          0.00%          0.31%
Vanguard VIF Short-Term
  Investment-Grade............    0.11%       0.04%       N/A    0.15%          0.00%          0.15%
Vanguard VIF Small Company
  Growth......................    0.23%       0.23%       N/A    0.46%          0.00%          0.46%

                                                                              FEES AND
                                                                 GROSS        EXPENSES
                                                                 TOTAL      CONTRACTUALLY    TOTAL NET
                                MANAGEMENT    OTHER     12B-1    ANNUAL       WAIVED OR       ANNUAL
PORTFOLIO                          FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(19)    EXPENSES
---------                       ----------   --------   -----   --------   ---------------   ---------
Vanguard VIF Total Bond Market
  Index.......................    0.13%       0.04%       N/A    0.17%          0.00%          0.17%
Vanguard VIF Total Stock
  Market Index................    0.15%       0.02%       N/A    0.17%          0.00%          0.17%


---------------


 (1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004, and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.



 (2) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's board of trustees; and (vi) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through April 30, 2006.



 (3) Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement.



 (4) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.66%. These offsets may be discontinued at any time.



 (5) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. These offsets may be discontinued at any time.



 (6) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.70%. These offsets may be discontinued at any time.



 (7) Expenses for the Portfolios are based upon expenses for the year ended December 31, 2004, restated to reflect reductions in the Portfolios' management fees, effective July 1, 2004.



 (8) "Other Expenses" reflect an administrative fee of 0.25%, a service fee of 0.15%, and Underlying PIMS Fund Expenses of 0.63%. Underlying PIMS Fund Expenses for the Portfolio are estimated based upon an allocation of the Portfolio's assets among the Underlying PIMS Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMS Funds. Underlying PIMS Fund expenses will vary with changes in the expenses of the Underlying PIMS

     Funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce its Advisory Fee to the extent that the Underlying PIMS Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



 (9) "Other Expenses" reflect an administrative fee of 0.25%. PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to reduce total annual portfolio operating expenses for the Institutional Class shares to the extent they would exceed, due to the payment of Trustees' fees, 0.50% of average daily net assets. Under the Expenses Limitation Agreement, which renews annually unless terminated by PIMCO upon 30 days' notice, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



(10) "Other Expenses" reflect an administrative fee of 0.20%. PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to reduce total annual portfolio operating expenses for the Institutional Class shares to the extent they would exceed, due to the payment of Trustees' fees, 0.45% of average daily net assets. Under the Expenses Limitation Agreement, which renews annually unless terminated by PIMCO upon 30 days' notice, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



(11) "Other Expenses" reflect an administrative fee of 0.10%. PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to reduce total annual portfolio operating expenses for the Institutional Class shares to the extent they would exceed, due to the payment of Trustees' fees, 0.50% of average daily net assets. Under the Expenses Limitation Agreement, which renews annually unless terminated by PIMCO upon 30 days' notice, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



(12) "Other Expenses" reflect an administrative fee of 0.25%. PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to reduce total annual portfolio operating expenses for the Institutional Class shares to the extent they would exceed, due to the payment of Trustees' fees, 0.50% of average daily net assets. Under the Expenses Limitation Agreement, which renews annually unless terminated by PIMCO upon 30 days' notice, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



(13) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, A and B share classes, respectively: (0.65%, 0.90%).



(14) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, A and B share classes, respectively: (0.45%, 0.70%).



(15) "Other Expenses" reflects repayment of previously reimbursed expenses to the Adviser.



(16) Total net expenses are net of short sale dividend expense. Net effect of expenses reimbursement by Adviser to average net assets for the period ended 12/31/04 was 1.50%. For the period May 1, 2005 through April 30, 2006, the Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 2.50% of average daily net assets.

(17) Effective July 1, 2005, AIM V.I. Health Sciences Fund will be renamed AIM V.I. Global Health Care Fund.



(18) Expense information has been restated to reflect current fees in effect as of November 1, 2004.



(19) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2004. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been:



                                                         GROSS       FEES AND
                                                         TOTAL       EXPENSES      TOTAL NET
                        MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR      ANNUAL
PORTFOLIO                  FEE       EXPENSES   FEES    EXPENSES   REIMBURSED(I)   EXPENSES
---------               ----------   --------   -----   --------   -------------   ---------
American Global Small
  Capitalization Fund
  (Class 2)...........     0.77%       0.04%    0.25%     1.06%        0.01%         1.05%
American Growth Fund
  (Class 2)...........     0.35%       0.01%    0.25%     0.61%        0.00%         0.61%
American International
  Fund (Class 2)......     0.54%       0.05%    0.25%     0.84%        0.01%         0.83%
American New World
  Fund (Class 2)......     0.85%       0.08%    0.25%     1.18%        0.01%         1.17%


     --------------------


     (i) The Series' investment adviser is waiving a portion of management fees. Expense ratios shown reflect the waiver. Please see the financial highlights table in the Series' prospectus or its annual report for details.



REDEMPTION FEES



     A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. Any redemption fee will be administered by us and reduce your cash value. For more information, see the portfolio prospectus.



     For information concerning compensation paid for the sale of the Policies, see "Sales of the Policies."



TRANSAMERICA LIFE, THE SEPARATE ACCOUNT,
THE FIXED ACCOUNT AND THE PORTFOLIOS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TRANSAMERICA LIFE

     Transamerica Life Insurance Company ("Transamerica Life") is the insurance company issuing the Policy. Transamerica Life's home office is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

     The separate account is a separate account of Transamerica Life, established under Iowa law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

     The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     Income, gains and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

THE FIXED ACCOUNT

     The fixed account is part of Transamerica Life's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica Life has sole discretion over the investment of the fixed account's assets. Transamerica Life bears the full investment risk for all amounts contributed to the fixed account. (Transamerica Life's guaranteed interest rate for amounts in the fixed account is .16516% per month and is compounded monthly, the equivalent of 2% compounded annually.)

     Money you place in the fixed account will earn interest compounded daily at the current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time, at our discretion. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. YOU BEAR THE RISK THAT INTEREST WE CREDIT WILL NOT EXCEED 2.0%.

     We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.

     THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE PORTFOLIOS

     The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund, which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

     Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. FOR EXAMPLE, AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY AND, DURING PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PORTFOLIO PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE PORTFOLIO PROSPECTUSES BY CONTACTING US AT 1-888-804-8461. YOU SHOULD READ THE PORTFOLIO PROSPECTUSES CAREFULLY.

AIM Variable Insurance Funds
managed by AIM Advisors, Inc.    - AIM V.I. Dynamics Fund - Series I Shares
                                   seeks long-term capital growth by investing at least 65% of its net assets in common stocks of mid-sized companies.



                                 - AIM V.I. Financial Services Fund - Series I
                                   Shares seeks capital growth by normally
                                   investing at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector.



                                 - AIM V.I. Health Sciences Fund - Series I
                                   Shares seeks capital growth by normally
                                   investing at least 80% of its assets in
                                   securities of health care industry companies. (Effective July 1, 2005, AIM V.I. Health Sciences Fund will be renamed AIM V.I. Global Health Care Fund.)



                                 - AIM V.I. Small Company Growth Fund - Series I
                                   Shares seeks long-term capital growth by normally investing at least 80% of its net assets in small capitalization companies.



                                 - AIM V.I. Technology Fund - Series I Shares
                                   seeks capital growth by normally investing at least 80% of its net assets in equity securities and equity-related instruments of companies engaged in technology-related industries.



American Funds Insurance
Series
managed by Capital Research
and
Management Company               - Global Small Capitalization Fund (Class 2)
                                   seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world.



                                 - Growth Fund (Class 2) seeks to make your
                                   investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.



                                 - International Fund (Class 2) seeks to make
                                   your investment grow over time by investing primarily in common stocks of companies located outside of the United States.



                                 - New World Fund (Class 2) seeks to make your
                                   investment grow over time by investing
                                   primarily in stocks of companies with
                                   significant exposure to countries with
                                   developing economies and/or markets.



Fidelity Variable Insurance
Products Funds - Initial Class
managed by Fidelity Management
&
Research Company                 - VIP Balanced Portfolio seeks income and
                                   capital growth consistent with reasonable risk.



                                 - VIP Contrafund(R) Portfolio seeks long-term
                                   capital appreciation.



                                 - VIP Growth Portfolio seeks to achieve capital
                                   appreciation.



                                 - VIP Growth Opportunities Portfolio seeks to
                                   provide capital growth.



                                 - VIP High Income Portfolio seeks a high level
                                   of current income, while also considering growth of capital.



First Eagle Variable Fund
advised by Arnhold and
S. Bleichroeder Advisers, LLC    - First Eagle Overseas Variable seeks long-term
                                   growth of capital.

Janus Aspen Series
managed by Janus Capital
Management LLC                   - Flexible Bond seeks to obtain maximum total
                                   return, consistent with preservation of
                                   capital by investing, under normal
                                   circumstances, at least 80% of its net assets in bonds.



                                 - Forty seeks long-term growth of capital by
                                   investing primarily in a core group of 20 to 40 common stocks selected for their growth potential.


                                 - International Growth seeks long-term growth
                                   of capital by investing under normal
                                   circumstances at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.


                                 - Large Cap Growth seeks long-term growth of
                                   capital in a manner consistent with the
                                   preservation of capital by investing, under normal circumstances, at least 80% of its net assets in large-sized companies.



                                 - Mid Cap Growth seeks long-term growth of
                                   capital by investing under normal
                                   circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12 month average of the capitalization range of the Russell Midcap(R) Growth Index.


                                 - Worldwide Growth seeks long-term growth of
                                   capital in a manner consistent with the
                                   preservation of capital by investing
                                   primarily in common stocks of companies of any size throughout the world.


PIMCO Variable Insurance Trust
managed by Pacific Investment
Management Company LLC           - All Asset Portfolio (Administrative Class)
                                   seeks maximum real return consistent with preservation of real capital and prudent investment management by investing its assets in shares of the PIMCO Funds and does not invest directly in stocks or bonds of other issuers.



                                 - Real Return Portfolio (Institutional Class)
                                   seeks maximum real return, consistent with preservation of real capital and prudent investment management.



                                 - Short-Term Portfolio (Institutional Class)
                                   seeks maximum current income, consistent with preservation of capital and daily liquidity by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.



                                 - StocksPLUS Growth and Income Portfolio
                                   (Institutional Class) seeks to achieve a total return which exceeds the total return performance of the S&P 500.



                                 - Total Return Portfolio (Institutional Class)
                                   seeks to maximize total return, consistent with preservation of capital and prudent investment management by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.

Royce Capital Fund
managed by Royce and
Associates, LLC                  - Royce Micro-Cap seeks long-term growth of
                                   capital by investing its assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies (companies with stock market capitalization less than $500 million).



                                 - Royce Small-Cap seeks long-term growth of
                                   capital by investing its assets primarily in a limited number of equity securities issued by small companies with stock market capitalization between $500 million and $2.5 billion.



Scudder Investments VIT Funds
managed by Deutsche Asset
Management, Inc. and
subadvised by
Northern Trust Investments,
N.A.                             - EAFE(R) Equity Index (Class A) seeks to
                                   replicate as closely as possible, before expenses, the performance of the MSCI EAFE(R) Index, emphasizes stocks in companies in major markets in Europe, Australia and the Far East.



                                 - Small Cap Index (Class A) seeks to replicate,
                                   as closely as possible, before expenses, the performance of the Russell 2000 Index, which emphasizes stocks of small US companies.


T. Rowe Price Equity Series,
Inc.
managed by T. Rowe Price
Associates, Inc.                 - T. Rowe Price Blue Chip Growth seeks to
                                   provide long-term growth of capital by
                                   investing in the common stocks of large and medium-sized blue chip growth companies; income is a secondary objective.

                                 - T. Rowe Price Equity Income seeks to provide
                                   substantial dividend income as well as
                                   long-term growth of capital through
                                   investments in the common stocks of
                                   established companies.

                                 - T. Rowe Price Mid-Cap Growth seeks to provide
                                   long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

                                 - T. Rowe Price New America Growth seeks to
                                   provide long-term growth of capital by
                                   investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.

T. Rowe Price International
Series, Inc.
managed by T. Rowe Price
International, Inc.              - T. Rowe Price International Stock seeks
                                   long-term growth of capital through
                                   investments primarily in the common stocks of established non-U.S. companies.


Third Avenue Variable Series
Trust
managed by Third Avenue
Management LLC                   - Third Avenue Value seeks long-term capital
                                   appreciation. The Portfolio invests primarily in the securities of well-capitalized, well-managed companies which are available at a significant discount to what the Adviser believes is their intrinsic value.



The Universal Institutional
Funds, Inc.
managed by Morgan Stanley
Investment Management Inc.       - U.S. Mid Cap Value (Class I) seeks
                                   above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.


Van Eck Worldwide Insurance
Trust
managed by Van Eck Associates
Corp.                            - Worldwide Absolute Return seeks to achieve
                                   consistent absolute (positive) returns in various market cycles.


Vanguard Variable Insurance Fund managed     - Balanced seeks to conserve capital, while providing
by the following:                            moderate income and moderate long-term growth of
Balanced and High Yield Bond - Wellington      capital and income.
Management Company, LLP                      - Capital Growth seeks to provide long-term growth of
Capital Growth - PRIMECAP Management         capital.
Company                                      - Diversified Value seeks to provide long-term growth
Diversified Value - Barrow, Hanley,          of capital and a moderate level of dividend income.
Mewhinney & Strauss                          - Equity Income seeks to provide a relatively high
Equity Income - Wellington Management        level of current income and the potential for long-term
Company and The Vanguard Group                 growth of capital and income.
Equity Index, Mid-Cap Index,                 - Equity Index seeks to provide long-term growth of
Total Stock Market Index and REIT            capital and income by attempting to match the
Index - Vanguard's Quantitative Equity         performance of a broad- based market index of stocks
Group                                          of large U.S. companies.
Growth - Alliance Capital Management, L.P.   - Growth seeks to provide long-term growth of capital
International - Schroder Investment          by investing primarily in large-capitalization stocks
Management North America Inc.                  of high- quality, seasoned U.S. companies with
Money Market, Short-Term Investment-Grade      records or superior growth.
and Total Bond Market Index - Vanguard's     - High Yield Bond seeks to provide a higher level of
Fixed Income Group                           income by investing primarily in a diversified group of
Small Company Growth - Granahan Investment     high-yielding, higher-risk corporate bonds with
Management, Inc. and Grantham, Mayo, Van       medium- and lower-range credit-quality ratings,
Otterloo & Co LLC                              commonly known as "junk bonds".
                                             - International seeks to provide a long-term growth of
                                             capital by investing primarily in the stocks of
                                               seasoned companies located outside of the United
                                               States.
                                             - Mid-Cap Index seeks to provide long-term growth of
                                             capital by attempting to match the performance of a
                                               broad-based market index of stocks of medium-size
                                               U.S. companies.
                                             - Money Market seeks to provide income while
                                             maintaining liquidity and a stable share price of $1.
                                               An investment in the Portfolio is not insured or
                                               guaranteed by the FDIC or any other government
                                               agency. Although the Portfolio seeks to preserve the
                                               value of your investment at $1 per share, it is
                                               possible to lose money by investing in the Portfolio.
                                             - REIT Index seeks to provide a high level of income
                                             and moderate long-term growth of capital.
                                             - Short-Term Investment-Grade seeks income while
                                             maintaining a high degree of stability of principal.
                                             - Small Company Growth seeks to provide long-term
                                             growth of capital by investing primarily in the stocks
                                               of smaller companies (which, at the time of purchase,
                                               typically have a market value of less than $1-$2
                                               billion).
                                             - Total Bond Market Index seeks to provide a higher
                                             level of income by attempting to match the performance
                                               of a broad-based market index of publicly traded,
                                               investment-grade bonds.
                                             - Total Stock Market Index seeks to match the
                                             performance of a benchmark index that measures the
                                               investment return of the overall stock market.

SELECTION OF THE UNDERLYING PORTFOLIOS



     The underlying portfolios offered through this product are selected by Transamerica Life, and Transamerica Life may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. For a discussion of the administrative, marketing and support fees we receive from the underlying portfolios, see "Revenue We Receive".



     You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.



     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.



     YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.



     We do not recommend or endorse a particular portfolio and we do not provide investment advice.



REVENUE WE RECEIVE



     We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, subadvisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:



     - Rule 12b-1 fees. We receive the 12b-1 fees from the First Eagle Overseas Portfolio and the portfolios in the American Funds Insurance Series. This fee equals 0.25% of the average daily assets of the referenced portfolios that we hold in the subaccount for the Policies.



     - Administrative, Marketing and Support Service fees. We and our affiliates, including AFSG receive compensation from the investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios for administrative and other services related to separate account operations. The amount of this compensation is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

     The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:



               INCOMING PAYMENTS TO TLIC AND AFSG FROM THE FUNDS



                                   MAXIMUM FEE                                   MAXIMUM FEE
             FUND                  % OF ASSETS*              FUND                % OF ASSETS*
             ----                  ------------              ----                ------------
AIM Variable Insurance Funds      0.25%           Fidelity Variable Insurance   0.05% after
                                                    Products Fund               $100 million**

T. Rowe Price International       0.15% after     Janus Aspen Series            0.15% after
  Series, Inc.                    $25 million**                                 $50 million**

PIMCO Variable Insurance Trust    0.25%           T. Rowe Price Equity          0.15% after
  (Administrative Class)                            Series, Inc.                $25 million**

First Eagle Variable Funds,       0.25%           The Universal Institutional   0.25%
  Inc.                                              Funds, Inc.

American Funds Insurance Series   0.25%



 * Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.



** We receive this percentage once a certain dollar amount of fund shares are being held in the subaccounts of Transamerica Life and its affiliates.



     Proceeds from certain of these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing and administering the Policies.



     For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.


YOUR RIGHT TO VOTE PORTFOLIO SHARES

     Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

     Before a vote of a portfolio's shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premiums or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy's subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; (3) the risks we assume; and (4) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE UNDER THE POLICY:

     - the life insurance benefit, cash value and loan benefits;

     - investment options, including net premium allocations;

     - administration of elective options; and

     - the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:

     - costs associated with processing and underwriting applications and changes in face amount and riders;

     - expenses of issuing and administering the Policy (including any Policy riders);

     - overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

RISKS WE ASSUME:

     - that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

     - that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

     Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

PREMIUM LOAD

     We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts or the fixed account. The expenses deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.

     Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract ("MEC"). Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured's sex, issue age and underwriting class and is listed on your Policy's specification page.

THE CURRENT PERCENT OF PREMIUM LOAD IS:

     - 10.00% of premium received up to target premium in Policy Year 1; and

     - 6.50% of premium received up to target premium in Policy years 2-4; and

     - 2.50% of premium received up to target premium in Policy years 5-7; and

     - 2.10% of premium received up to target premium in Policy years 8-10; and

     - 0.50% of all premium received up to target premium in Policy years 11+.

     We can increase the percent of premium load, but the maximum percent of premium load deduction on all premiums is 15.00%.

MONTHLY DEDUCTION

     We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

THE MONTHLY DEDUCTION IS EQUAL
TO:                              - the monthly contract charge; PLUS

                                 - the monthly cost of insurance charge for the
                                   Policy; PLUS

                                 - the monthly charge for any benefits provided
                                   by riders attached to the Policy; PLUS

                                 - a factor representing the mortality and
                                   expense risk charge; PLUS

                                 - the monthly deferred sales load in Policy
                                   years 2-7.

MONTHLY CONTRACT CHARGE:         - This charge currently equals $5.00 each
                                   Policy month.

                                 - We can increase this charge, but we guarantee
                                   this charge will never be more than $10.00 each month.

                                 - This charge is used to cover administrative
                                   services relating to the Policy.

MONTHLY COST OF INSURANCE
CHARGE:                          - We calculate and deduct this charge monthly.
                                   The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

                                 - The monthly cost of insurance charge is equal
                                   to 1. multiplied by the result of 2. minus
                                   3., where:

                                   1. is the monthly cost of insurance rate per
                                      $1,000 of insurance;


                                   2. is the number of thousands of dollars of
                                      life insurance benefit for the Policy (as defined by the applicable life insurance benefit Option 1, Option 2 or Option 3); and


                                   3. is the number of thousands of dollars of
                                      cash value as of the monthly deduction day
                                      (before this cost of insurance deduction, and after the mortality and expense risk charge, any applicable contract charges and the costs of any riders are subtracted.)

                                 - This charge is used to compensate us for the
                                   anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.

     To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured's sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

     The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue.

     Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

     We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

OPTIONAL TERM INSURANCE RIDER    - We assess a charge for this rider based on
                                   the issue age, duration, sex and premium class of the insured.

MORTALITY AND EXPENSE RISK
CHARGE:                          - We deduct a daily charge from your cash value
                                   in each subaccount to compensate us for
                                   aggregate Policy expenses and mortality and expense costs we assume.

                                   The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. The current mortality and expense risk charge is equivalent to:

                                      -- An effective annual rate of 0.67% in
                                         Policy years 1-17;

                                      -- An effective annual rate of 0.25% in
                                         Policy years 18-30; and

                                      -- An effective annual rate of 0.15%
                                         thereafter.

                                   We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 2.0% in all Policy years.

                                   The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

                                   If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution or other costs.

MONTHLY DEFERRED SALES LOAD:     - We deduct a percent of the premium received
                                   in Policy year 1 on each monthly deduction day in Policy years 2-7.

                                 - The expenses deducted are intended to
                                   compensate us for sales expenses, including distribution costs.

                                 - We deduct this charge on a pro rata basis
                                   from all accounts (i.e. in the same
                                   proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day).

                                   The current monthly deferred sales load
                                   equals:


                                      - 0.25% of premium received up to target
                                        premium in Policy year 1; and



                                      - 0.017% of premium received in excess of
                                        target premium in Policy year 1.


                                   We can increase this charge, but the maximum monthly deferred sales charge is 0.30% of all premium received in Policy year 1.

                                   Higher premium amounts you pay during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

ADMINISTRATIVE CHARGES

  PARTIAL WITHDRAWAL CHARGE

     - After the first Policy year, you may make a partial withdrawal.

     - When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

     - We currently do not impose this charge.

     - We deduct this amount from the withdrawal on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

     - We will not increase this charge.

  LOAN INTEREST

     - Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.

     - We currently charge you an annual interest rate on a Policy loan of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+.

     - After offsetting the 2.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.67% (annually) in Policy years 1-17, 0.25% (annually) in Policy years 18-30, and 0.15% (annually) in Policy years 31+.

     - The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts and the fixed account on a pro rata basis, unless you specify a different allocation by written notice to our home office.

  TRANSFER CHARGE

     - We currently allow you to make any number of transfers each year free of charge.

     - We reserve the right to charge $25 for each transfer over 12 during a Policy year.

     - For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of accounts affected by the transfer, is considered a single transfer.

     - We deduct the transfer charge from the amount being transferred.

     - Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

     - We will not increase this charge.

     - We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See "Disruptive Trading and Market Timing" below under "TRANSFERS".

  TAXES

     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

  PORTFOLIO EXPENSES


     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.14% to 2.50% in 2004. Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus and the fund prospectuses.



  REDEMPTION FEES



     A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. We will administer any redemption fees and deduct them from your cash value. For more information on each portfolio's redemption fee, see the portfolio prospectus.

THE POLICY
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OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy while the insured is living. The principal rights an owner may exercise are:

     - to designate or change beneficiaries;

     - to receive amounts payable before the death of the insured;

     - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

     - to change the owner of this Policy (there may be tax consequences);

     - to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and

     - to select the tax test -- guideline premium test or the cash accumulation test -- applicable to the Policy on the Policy application.

     No designation or change in designation of an owner will take effect unless we receive a written request at our home office. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

MODIFYING THE POLICY

     Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THE POLICY.

     Upon notice to you, we may modify the Policy:

     - to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

     - to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life insurance policies; or

     - to reflect a change (permitted by the Policy) in the operation of the separate account; or

     - to provide additional subaccounts and/or fixed account options.

     If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PURCHASING A POLICY

     We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

     - A minimum of five Policies are issued, each on the life of a different insured; OR

     - The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

     To purchase a Policy, you must submit a complete application and an initial premium to us at our home office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy and us.

     Our current minimum face amount of a Policy is generally $1,000.

     We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age
75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

     - the date of your application; or

     - the date the insured completes all of the medical tests and examinations that we require.

REPLACEMENT OF EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts or exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

     IF YOU CONTEMPLATE EXCHANGING YOUR EXISTING LIFE INSURANCE POLICY FOR THE POLICY, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

     Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

WHEN INSURANCE COVERAGE TAKES EFFECT

     Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.

FREE-LOOK PERIOD

     You may cancel your Policy for a refund during the "free-look period" by returning it to us at our home office or to the sales representative who sold it to you. The free-look period generally expires 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. If you decide to cancel your Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:

     - the cash value as of the date the Policy is returned; or

     - the premiums paid less any partial withdrawals.

     Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

BACKDATING A POLICY

     If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

     Cost of insurance charges are based in part on the insured's age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.

POLICY FEATURES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREMIUMS

  ALLOCATING PREMIUMS

     In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

     - allocation percentages must be in whole numbers; and

     - if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.


     The initial "net premium" will be allocated to the general account or, if available, the money market subaccount during the free-look period. Premiums held in the general account will earn interest at an annual rate (minimum 2%) that we declare. Premiums held in a money market subaccount will be subject to the investment experience of the money market subaccount. At the end of the free-look period, we will allocate the net premium, including interest earned (or investment losses) during the free-look period, to the accounts that you have chosen on your application. Where not specified, your net premium will be allocated to a money market subaccount. We deem the Policy to be delivered four days after it is mailed for the purpose of allocating the net premium (including interest or investment performance as applicable) at the end of the free-look period.


     Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our home office or faxing us at 319-369-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular account is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

     Certain subaccounts may impose limitations on allocations, withdrawals or transfers. If a selected subaccount has imposed such a restriction, amounts will be allocated to a money market subaccount until we receive your direction.

     You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

  PREMIUM FLEXIBILITY

     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the monthly deferred sales load (because this charge is based on a percentage of premium received in the first Policy year). Under some circumstances, you may be required to pay extra premiums to prevent a lapse.

  PLANNED PERIODIC PAYMENTS

     You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

     EVEN IF YOU MAKE YOUR PLANNED PERIODIC PAYMENTS IN FULL AND ON SCHEDULE, YOUR POLICY MAY STILL LAPSE. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period).

  PREMIUM LIMITATIONS

     Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

  MAKING PREMIUM PAYMENTS

     We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Transamerica Life Insurance Company. As an accommodation to you, we will accept initial and subsequent premium payments by wire transfer. You must send a simultaneous fax transmission to 319-369-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our home office an appropriate fax or a completed application.

     If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

     M & T Bank
     ABA #022000046
     For credit to: Transamerica Life Insurance Company
     Account #: 89487635

     Include your name and Policy number on all correspondence.

TRANSFERS
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--------------------------------------------------------------------------------

GENERAL

     You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your agent/registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our home office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures or limit the number of transfers we permit. The following features apply to transfers under the Policy:

     - You may request transfers in writing (in a form we accept) or by fax to our home office.

     - The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

     - The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

     - We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

     - Transfer charges will be deducted on a pro rata basis from each subaccount and the fixed account from which a transfer was made.

     - We consider all transfers made in any one day to be a single transfer.

     - Transfers resulting from loans, asset rebalancing and reallocation of cash value and transfers from the general account or the money market subaccount, immediately after the free-look period, are not treated as transfers for the purpose of the transfer charge.

FIXED ACCOUNT TRANSFERS

     - After the first Policy year, you may make one transfer per Policy year from the fixed account.

     - We reserve the right to require that you make the transfer request in writing.

     - We must receive the transfer request no later than 30 days after a Policy anniversary.

     - We will make the transfer at the end of the valuation date on which we receive the written request.

     - The maximum amount you may transfer is limited to the greater of:

      (a) 25% of the current amount in the fixed account; or


      (b) the amount you transferred from the fixed account in the immediately preceding Policy year.

DISRUPTIVE TRADING AND MARKET TIMING

     STATEMENT OF POLICY. This Policy was not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

     Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at unit values that do not reflect an accurate value for the underlying fund portfolio's investments (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");
(2) an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case, or causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

     We have developed policies and procedures with respect to market timing and other transfers and do not make special arrangements to accommodate market timing or other potentially disruptive or harmful trading. Do not invest with us if you intend to conduct market timing or other disruptive trading.

     DETECTION. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies and retirement plans with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies and retirement plans.


     DETERRENCE. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners. As described below, restrictions may take various forms, but under our current policies will always include and begin with loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be "expedited" transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only via standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.


     We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, if an underlying fund portfolio would reject or has rejected our purchase order, or because of a history of large or frequent transfers. We may impose other restrictions on transfers or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if the underlying fund portfolio refuses or reverses our order. For all of these purposes, we may aggregate two or more policies that we believe are connected.

     In addition to our internal policies and procedures, we will administer your policy to comply with state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time we are unable to purchase or redeem shares of any of the underlying fund portfolios.

     Under our current policies and procedures, we do not:

     - impose redemption fees on transfers;

     - expressly limit the number or size of transfers in a given period; or

     - provide a certain number of allowable transfers in a given period.

     Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.


     In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period), it is likely that some level of market timing will occur before it is detected and steps taken to deter it (although some level of market timing can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing will occur before we are able to detect it and take steps in an attempt to deter it.



     Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this policy, there is no assurance that we will be able to detect or deter frequent or harmful transfers by such policy owners or intermediaries acting on their behalf.


     Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the policies, or underlying fund shareholders generally,
(2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the investment options under the policy. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio. If an underlying fund portfolio's policies and procedures operate to restrict or refuse transactions by the separate account as a result of activity initiated by you, we will inform you of actions taken that affect your transfer activity.


     UNDERLYING FUND PORTFOLIO FREQUENT TRADING POLICIES. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage programmed, large, frequent, or short-term transfers. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners' transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under the policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted for our Policies to discourage market timing or other disruptive trading.


     OMNIBUS ORDER. Policy owners and other persons with material rights under the policies also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are

"omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable life insurance (or annuity) policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in frequent transfer activity, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request. If an underlying fund portfolio rejects an omnibus order, we will notify you of the actions taken that affect your request.

TRANSFER PROCEDURES

     To make a transfer via fax, send your instructions to 319-369-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time.

     Please note the following regarding fax transfers:

     - We will employ reasonable procedures to confirm that fax instructions are genuine.

     - Fax orders must be received at our home office before 4:00 p.m. Eastern time to receive same-day pricing of the transaction.

     - WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 319-369-2378.

     - We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

     We cannot guarantee that faxed transactions will always be available. For example, our home office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

     We will process any transfer order we receive at our home office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

ASSET REBALANCING PROGRAM

     We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account is not available for this program. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. A subaccount may still have losses.

     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our home office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

TO START ASSET REBALANCING:      - you must submit a completed asset rebalancing
                                   request form to us at our home office; and

                                 - you must have a minimum cash value of $10,000
                                   or make a $10,000 initial premium payment.

     There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.

ASSET REBALANCING WILL CEASE
IF:                              - we receive your request to discontinue
                                   participation at our home office;

                                 - you make any transfer to or from any
                                   subaccount other than under a scheduled
                                   rebalancing; or

                                 - you elect to participate in any asset
                                   allocation services provided by a third
                                   party.

     You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Transamerica Life agents for the sale of Policies. Transamerica Life does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Transamerica Life for the sale of Policies. Transamerica Life therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Transamerica Life does not currently charge you any additional fees for providing these support services. Transamerica Life reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

POLICY VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASH VALUE

     Your Policy's cash value:

     - Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

     - Serves as the starting point for calculating values under a Policy.

     - Equals the sum of all values in each subaccount, the fixed account and the loan account.

     - Is determined on the effective date and on each valuation day.

     - Has no guaranteed minimum amount and may be more or less than premiums paid.

NET CASH VALUE

     The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our home office.

NET CASH VALUE ON ANY
VALUATION DATE EQUALS:           - the cash value as of such date; MINUS


                                 - any outstanding indebtedness (Policy loan
                                   amount plus any accrued interest).


SUBACCOUNT VALUE

     Each subaccount's value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount's value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

ACCUMULATION UNITS

     Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our home office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

     Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

     - partial withdrawals or transfers from a subaccount;

     - surrender of the Policy;

     - payment of the life insurance benefit proceeds;

     - Policy loans; and

     - the monthly deduction.

THE NUMBER OF ACCUMULATION
UNITS IN ANY SUBACCOUNT ON ANY
MONTHLY DEDUCTION DAY EQUALS:    - the initial units purchased at accumulation
                                   unit value at the end of the free-look
                                   period; PLUS

                                 - units purchased with additional net
                                   premium(s); PLUS

                                 - units purchased via transfers from another
                                   subaccount, the fixed account or the loan account; MINUS

                                 - units redeemed to pay for monthly deductions;
                                   MINUS

                                 - units redeemed to pay for partial
                                   withdrawals; MINUS

                                 - units redeemed as part of a transfer to
                                   another subaccount or the fixed account or the loan account; MINUS


                                 - units redeemed to pay any transfer charges,
                                   any partial withdrawal charges, and any
                                   redemption fees that may apply.


ACCUMULATION UNIT VALUE

     We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

NET INVESTMENT FACTOR

     The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

     - the result of:

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; PLUS

      - the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the "ex-dividend" date occurs during the current valuation period; and the result DIVIDED BY

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

     The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.


     Except on customary national holidays on which the NYSE is closed the portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) that coincides with the end of each valuation period.


FIXED ACCOUNT VALUE

     The fixed account value is equal to the cash value allocated to the fixed account.

THE FIXED ACCOUNT VALUE AT THE
END OF ANY VALUATION PERIOD IS
EQUAL TO:                        - the sum of all net premium(s) allocated to
                                   the fixed account; PLUS

                                 - any amounts transferred from a subaccount to
                                   the fixed account; PLUS

                                 - total interest credited to the fixed account;
                                   MINUS

                                 - any amounts charged to pay for monthly
                                   deductions as they are due; MINUS

                                 - any amounts withdrawn from the fixed account
                                   to pay for partial withdrawals; MINUS

                                 - any amounts transferred from the fixed
                                   account to a subaccount (including any
                                   transfer fees).

LIFE INSURANCE BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our home office satisfactory proof of the insured's death, written direction on how to pay the life insurance benefit , and any other documents and information we need. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.


LIFE INSURANCE BENEFIT
PROCEEDS EQUAL:                  - the life insurance benefit (described below);
                                   MINUS

                                 - any monthly deductions due during the late
                                   period (if applicable); MINUS

                                 - any outstanding indebtedness or due and
                                   unpaid charges; PLUS

                                 - any additional insurance in force provided by
                                   rider.

     We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.

LIFE INSURANCE BENEFIT OPTIONS

     The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value. You may choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.

LIFE INSURANCE BENEFIT UNDER
OPTION 1 IS THE GREATER OF:      1. the face amount of the Policy; OR

                                 2. the applicable percentage called the
                                    "limitation percentage," MULTIPLIED BY the cash value on the insured's date of death.

     Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

     Option 1 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

LIFE INSURANCE BENEFIT UNDER
OPTION 2 IS THE GREATER OF:      1. the face amount; PLUS
                                 - the cash value on the insured's date of
                                   death; OR

                                 2. the limitation percentage; MULTIPLIED BY
                                   - the cash value on the insured's date of
                                     death.

     Under Option 2, the life insurance benefit always varies as the cash value varies.

     Option 2 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

LIFE INSURANCE BENEFIT UNDER
OPTION 3 IS THE GREATER OF:      1. the face amount; PLUS
                                    - cumulative premiums paid; LESS
                                    - cumulative partial withdrawals; OR

                                 2. the limitation percentage; MULTIPLIED BY
                                   - the cash value on the insured's date of
                                 death.

     Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

     Option 3 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

                           *           *           *

     The Policy is intended to qualify under Section 7702 of the Internal Revenue Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

     To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

LIFE INSURANCE BENEFIT COMPLIANCE TESTS

     To qualify the Policy as life insurance under the Code, owners may choose between two Life Insurance Benefit Compliance Tests - either the Guideline Premium Test or the Cash Value Accumulation Test. An owner may not change tests. Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)

             LIMITATION PERCENTAGES TABLE - GUIDELINE PREMIUM TEST

 INSURED'S                    INSURED'S                    INSURED'S
ATTAINED AGE                 ATTAINED AGE                 ATTAINED AGE
 ON POLICY      LIMITATION    ON POLICY      LIMITATION    ON POLICY      LIMITATION
ANNIVERSARY     PERCENTAGE   ANNIVERSARY     PERCENTAGE   ANNIVERSARY     PERCENTAGE
------------    ----------   ------------    ----------   ------------    ----------
    0-40           250            59            134            78            105
     41            243            60            130            79            105
     42            236            61            128            80            105
     43            229            62            126            81            105
     44            222            63            124            82            105
     45            215            64            122            83            105
     46            209            65            120            84            105
     47            203            66            119            85            105
     48            197            67            118            86            105
     49            191            68            117            87            105
     50            185            69            116            88            105
     51            178            70            115            89            105
     52            171            71            113            90            105
     53            164            72            111            91            104
     54            157            73            109            92            103
     55            150            74            107            93            102
     56            146            75            105          94-99           101
     57            142            76            105         100 and          100
     58            138            77            105          older

          LIMITATION PERCENTAGES TABLE - CASH VALUE ACCUMULATION TEST

  INSURED'S      LIMITATION       INSURED'S      LIMITATION       INSURED'S      LIMITATION
ATTAINTED AGE    PERCENTAGE     ATTAINTED AGE    PERCENTAGE     ATTAINTED AGE    PERCENTAGE
  ON POLICY     -------------     ON POLICY     -------------     ON POLICY     -------------
 ANNIVERSARY    MALE   FEMALE    ANNIVERSARY    MALE   FEMALE    ANNIVERSARY    MALE   FEMALE
-------------   ----   ------   -------------   ----   ------   -------------   ----   ------
     20         631     751          47         267     312           74        137     148
     21         612     727          48         259     303           75        135     145
     22         595     704          49         251     294           76        133     142
     23         577     681          50         244     285           77        131     139
     24         560     659          51         237     276           78        129     136
     25         542     638          52         230     268           79        127     134
     26         526     617          53         224     261           80        125     131
     27         509     597          54         218     253           81        124     129
     28         493     578          55         212     246           82        122     127
     29         477     559          56         206     239           83        121     125
     30         462     541          57         201     232           84        119     123
     31         447     523          58         195     226           85        118     121
     32         432     506          59         190     219           86        117     119
     33         418     489          60         186     213           87        116     118

  INSURED'S      LIMITATION       INSURED'S      LIMITATION       INSURED'S      LIMITATION
ATTAINTED AGE    PERCENTAGE     ATTAINTED AGE    PERCENTAGE     ATTAINTED AGE    PERCENTAGE
  ON POLICY     -------------     ON POLICY     -------------     ON POLICY     -------------
 ANNIVERSARY    MALE   FEMALE    ANNIVERSARY    MALE   FEMALE    ANNIVERSARY    MALE   FEMALE
-------------   ----   ------   -------------   ----   ------   -------------   ----   ------
     34         404     473          61         181     207           88        115     117
     35         391     458          62         177     201           89        114     115
     36         379     443          63         172     196           90        113     114
     37         366     428          64         168     191           91        112     113
     38         355     414          65         164     186           92        111     111
     39         343     401          66         161     181           93        110     110
     40         332     388          67         157     176           94        109     109
     41         322     376          68         154     172           95        107     108
     42         312     364          69         151     167           96        106     106
     43         302     353          70         148     163           97        105     105
     44         293     342          71         145     159           98        103     103
     45         284     332          72         142     155           99        102     102
     46         275     322          73         140     152          100        100     100

     If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

     Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test
(CVAT)".

     You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

CHOOSING A LIFE INSURANCE BENEFIT OPTION


     You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay. Your policy will be issued with Option 1 if no life insurance benefit option is designated on the application.

     Option 1 could be considered more suitable for you if your goal is to increase cash value based upon positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

CHANGING THE LIFE INSURANCE BENEFIT OPTION

     After the first Policy year, you may change the life insurance benefit option for an insured's coverage (subject to the rules below). We will notify you of the new face amount.

     - You may not change between Options 2 and 3.

     - You must send your written request to our home office.

     - We may require proof of insurability.

     - The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

     - You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

     - If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

     - If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

     - You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

     - There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.

HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT

     As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).

CHANGING THE FACE AMOUNT

     Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

DECREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's face amount.

CONDITIONS FOR DECREASING THE
FACE AMOUNT:                     - You must send your written request to our
                                   home office.

                                 - You may not decrease your face amount lower
                                   than $1,000.

                                 - You may not decrease your face amount if it
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.

                                 - A decrease in face amount will take effect on
                                   the monthly deduction day on or immediately following our receipt of your written request.

INCREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy's face amount.

CONDITIONS FOR INCREASING THE
FACE AMOUNT:                     - You must submit a written application to our
                                   home office.

                                 - You must submit additional evidence of
                                   insurability as requested.

                                 - We reserve the right to decline any increase
                                   request.

                                 - You do not need to increase your premium, but
                                   there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.

                                 - An increase in face amount will take effect
                                   on the monthly deduction day on or after we approve your written request.

                                 - The two year period in the incontestability
                                   and suicide exclusion provision will each start on the date such increase takes effect.

                                 - IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE
                                   NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

DURATION OF THE POLICY

     The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

PAYMENT OPTIONS

     We will pay the Policy proceeds in one sum or, if elected, all or part of the proceeds may be placed under the fixed period option.

SURRENDERS AND PARTIAL WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS

     You must make a written request containing an original signature to surrender your Policy for its net cash value as calculated at the end of the valuation day on which we receive your request at our home office. The insured must be alive and the Policy must be in force when you make your written request. If the Policy is completely surrendered and ownership has not been transferred except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits, we may pay you an amount in addition to the net cash value. This additional amount will not be paid on partial surrenders or on full surrenders with proceeds paid to a party other than the owner. The additional amount varies by the number of years since the effective date, the amount of premium paid in the first year, the target premium, the cash value and any other factor reasonably related to the Policy's expected acquisition or administrative cost. We will not unfairly discriminate in determining the additional amount. A surrender is effective as of the date when we receive your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

PARTIAL WITHDRAWALS

     After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

CONDITIONS FOR PARTIAL
WITHDRAWALS:                     - You must send your written partial withdrawal
                                   request with an original signature to our home office.

                                 - The minimum amount of the partial withdrawal
                                   is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining amount in each subaccount or the fixed account from which the partial withdrawal is made.

                                 - There is no limit to the number of partial
                                   withdrawals per Policy year.

                                 - The partial withdrawal will be deducted from
                                   each of the subaccounts and the fixed account on a pro rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

                                 - You may not take a partial withdrawal if it
                                   will reduce the face amount below the minimum face amount set forth in the Policy.

                                 - We generally will pay a partial withdrawal
                                   request within seven days following the
                                   valuation day we receive the request at our home office.

                                 - We will deduct a processing fee equal to the
                                   lesser of $25 or 2% of the amount you
                                   withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

                                 - The cash value and the net cash value will be
                                   reduced, as of the date of payment, by the amount of partial withdrawal that you make.

                                 - You may not take a partial withdrawal that
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.

                                 - A partial withdrawal may have tax
                                   consequences.


     If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.


LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL

     After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from or secured by a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan.

CONDITIONS FOR POLICY LOANS:     - We may require you to borrow at least $500.

                                 - The maximum amount you may borrow is 90% of
                                   the net cash value.

                                 - Outstanding loans have priority over the
                                   claims of any assignee or other person.

                                 - The loan may be repaid totally or in part.


     When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account to which amounts are transferred as collateral for a Policy loan.


     We normally pay the amount of the loan within seven days after we receive a proper loan request at our home office. We may postpone payment of loans under certain conditions.

     You may also fax your loan request to us at 319-369-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

     At each Policy anniversary, we will compare the outstanding loan to the amount in the loan account including interest credited to the loan account during the previous Policy year. We will also make this comparison any time you repay all or part of the loan or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts and the fixed account to the loan account in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

  INTEREST RATE CHARGED

     We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+ (4.00% maximum guaranteed). Interest is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 4.00%, any subsequent increase in the interest rate is subject to the following conditions:

     - The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

     - We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

     - We will give notice of any change in the annual interest rate within 30 days of the change.

  LOAN ACCOUNT INTEREST RATE CREDITED

     We will credit the amount in the loan account with interest at an effective annual rate of 2.00%.

  MAXIMUM LOAN ACCOUNT INTEREST RATE

     The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

  INDEBTEDNESS

     Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

  REPAYMENT OF INDEBTEDNESS

     You may repay indebtedness at any time. Payments must be sent to our home office and will be credited as of the date received. WE WILL TREAT PAYMENTS MADE WHILE THERE IS INDEBTEDNESS AS LOAN REPAYMENTS UNLESS YOU INDICATE THAT THE PAYMENT IS A PREMIUM PAYMENT. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

EFFECT OF POLICY LOANS

     A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

     There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE

     Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a Policy with loans outstanding may have tax consequences.


     If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the LATE PERIOD. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value. If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and the fixed account and will charge any monthly deductions due to the subaccounts and the fixed account according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately before the commencement of the late period, reduced by any due and unpaid charges.


REINSTATEMENT

     At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

     - submit a written application for reinstatement to our home office;


     - provide evidence of insurability that is satisfactory to us;


     - make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

     - either reinstate or repay any unpaid loan.

     We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Your Policy will terminate on the earliest of:

     - the end of the late period;

     - the date the insured dies; or

     - the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

     Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies where the maturity date has been extended will be excludible from the beneficiary's gross income and whether Policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

     In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     In General. We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

     Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

     Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

     - All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

     - A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

     - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

     Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax if Policy benefits are reduced during the first 15 Policy years due to such distributions.


     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 17th Policy year are less clear, and a tax advisor should be consulted about such loans.

     Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

     Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

     Continuation Beyond Age 100. If the Policy continues in force beyond the insured's 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.


     Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


     Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.


     Life Insurance Purchases by Nonresident Aliens and Foreign
Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U. S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.


     Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     Policy Loans. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a distribution.

     Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.


     Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted rules relating to life insurance owned by businesses, and the IRS has issued guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.


     Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

     Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.


     Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

     Estate, Gift and Generation-Skipping Transfer Taxes. When the insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the insured owned the policy. If the Owner was not the insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.


     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.



     Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.



     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.



     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


     Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

     Possible Charges for Transamerica Life's Taxes. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts and the fixed account or to the Policies. We reserve the right to charge the subaccounts and the fixed account for any future taxes or economic burden we may incur.


     To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

     We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement option within seven calendar days after we receive all applicable written notices and/or due proof of death at our home office. However, we can postpone such payments if:

     - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

     - the SEC permits, by an order, the postponement for the protection of policyowners; OR

     - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, life insurance benefit proceeds or surrenders from the fixed account for up to six months.

     Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policyowner or the insured and the Policy to government agencies and departments.

SPLIT DOLLAR ARRANGEMENTS

     You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee's beneficiary would receive the balance of the proceeds.

     No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our home office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

     On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TERM INSURANCE RIDER

     The following supplemental benefit (rider) is available and may be added to a Policy. The monthly charge for this rider is deducted from cash value as part of the monthly deduction. The rider available with the Policies provides benefits that do not vary with the investment experience of the separate account. The rider may not be available in all states. Adding this supplemental benefit to an existing Policy or canceling it may have tax consequences, and you should consult a tax advisor before doing so.

     Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

FEATURES OF TERM INSURANCE
RIDER:                           - The rider increases the Policy's life
                                   insurance benefit.

                                 - The rider may be purchased at the time of
                                   application or after the Policy is issued.

                                 - The term insurance rider terminates at age
                                   100.

                                 - You may reduce or cancel coverage under the
                                   term insurance rider separately from reducing the face amount of the Policy.

                                 - The face amount of the Policy may be
                                   decreased, subject to certain minimums,
                                   without reducing the coverage under the term insurance rider.

EXPERIENCE CREDITS RIDER

     Under the experience credits rider, certain Policies with the same owner, that we determine satisfy our guidelines, will be eligible for experience credits.

FEATURES OF EXPERIENCE CREDITS
RIDER:                           - Overall policy costs may be less over time if
                                   experience credits are paid.

                                 - The amount of the experience credit, if any,
                                   will be allocated pro rata to the subaccounts or in some other manner as agreed to by us.

     We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES


     DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. We have entered into a principal underwriting agreement with our affiliate, AFSG, for the distribution and sale of the Policies. We reimburse AFSG for certain expenses it incurs in order to pay for the distribution of the Policies (i.e., commissions payable to selling firms selling the Policies, as described below.) Our parent company provides paid-in capital to AFSG and pays the cost of AFSG's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.



     COMPENSATION TO BROKER-DEALERS SELLING THE POLICIES. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws and state insurance laws. The selling firms have entered into written selling agreements with us and with AFSG as principal underwriter for the Policies. We pay commissions through AFSG to the selling firms for their sales of the Policies.



     A limited number of broker-dealers may also be paid to "wholesale" the Policies, that is, to provide marketing support to the broker-dealer firms that do the actual selling.



     The selling firms who have selling agreements with us and AFSG are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but are not expected to be greater than:



     - 20% of all premiums paid up to target premium in the first Policy year; PLUS



     - 2.6% of all premiums paid in excess of target premium in the first Policy year; PLUS



     - 10% of all premiums paid up to target premium in years 2 through 4; PLUS



     - 2.6% of all premiums paid in excess of target premium in years 2 through 4; PLUS



     - 3.2% of all premiums paid in years 5 through 7; PLUS



     - 2.6% of all premiums paid in excess of target premium in years 5 through 7; PLUS



     - 2.4% of all premiums paid in years 8+.



     We will pay an additional trail commission of 0.10% on the account value in years 2 through 20 and 0.05% in all subsequent Policy years in which such policies are in force at the end of the year.



     The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR SALES REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT YOUR SALES REPRESENTATIVE AND THE SELLING FIRM FOR WHICH HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A POLICY.



     Flat fees may also be paid to unaffiliated selling firms providing wholesaling services (such as setting up broker meetings, providing sales support and training for sales representatives who sell the Policies).



     ADDITIONAL COMPENSATION PAID TO SELECTED SELLING FIRMS. In exchange for providing us with access to their distribution network, certain selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates, based on sales volume or flat-fee arrangements. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differs between selling firms.



     We may also enter into an agreement with selling firms that permits certain selected registered representatives to draw monthly commissions in advance for a period of time. Such advances may provide these registered representatives and their selling firm with an incentive to sell the Policies in order to reimburse us for the advanced commissions.



     Commissions and other incentives or payments described above are not charged directly to Policy owners or the separate account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy and other corporate revenue.



     You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.


STATE VARIATIONS

     The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our home office for more specific information.

LEGAL PROCEEDINGS

     Transamerica Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement or on Transamerica Life's ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS

     The financial statements of Transamerica Life and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Glossary....................................................
The Policy - General Provisions.............................
  Entire Contract...........................................
  Information in the Application for this Policy............
  Ownership Rights..........................................
     Changing the Owner.....................................
     Choosing the Beneficiary...............................
     Changing the Beneficiary...............................
     Assigning the Policy...................................
     Exchanging the Policy..................................
     Selecting the Tax Test.................................
  Our Right to Contest the Policy...........................
  Suicide Exclusion.........................................
  Misstatement of Age or Sex................................
  Modifying the Policy......................................
  Addition, Deletion or Substitution of Portfolios..........
Additional Information......................................
  Settlement Options........................................
  Additional Information about Transamerica Life and the
     Separate Account.......................................
  Changes to the Separate Account...........................
  Potential Conflicts of Interest...........................
  Legal Matters.............................................
  Variations in Policy Provisions...........................
  Personalized Illustrations of Policy Benefits.............
  Sale of the Policies......................................
  Reports to Owners.........................................
  Claims of Creditors.......................................
  Records...................................................
  Additional Information....................................
  Independent Registered Public Accounting Firm.............
  Financial Statements......................................
Underwriting................................................
  Underwriting Standards....................................
IMSA........................................................
Performance Data............................................
  Other Performance Data in Advertising Sales Literature....
  Transamerica Life's Published Ratings.....................
Index to Financial Statements...............................
  Transamerica Corporate Separate Account Sixteen...........
  Transamerica Life Insurance Company.......................

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

account(s) -- The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit -- These are the accounting units used to calculate the values under this Policy.

age -- The issue age plus the number of completed Policy years since the effective date.

beneficiary -- The person (s) to whom the life insurance benefit proceeds are paid upon the death of the insured.


cash value -- After the free look period, the cash value is the value of the Policy's accumulation units in each subaccount plus the fixed account plus the amount in the loan account, less any mortality and expense risk charges which have accrued since the last monthly deduction day.


Code -- The Internal Revenue Code of 1986, as amended.

effective date -- The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years, and Policy months are determined. This date is shown on the Policy specifications page.

face amount -- The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.


fixed account -- An option to which you may allocate net premiums and cash value. The fixed account is part of our general account. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.


free-look period -- The 10-day (or longer, if required by state law) period following delivery in which the Policy can be returned to us.

general account -- The assets of the Company other than those allocated to the separate account or any other separate account established by the Company.

guideline premium -- The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

home office -- Transamerica Life's home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-398-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday-Friday from 8:00 a.m.-4:30 p.m. Central Standard Time.

indebtedness -- The loan amount plus any accrued loan interest.

insured -- The person upon whose life the Policy is issued.

issue age -- The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse -- Termination of the Policy at the expiration of the late period while the insured is still living.

late period -- The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.


life insurance benefit -- The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.


life insurance benefit option -- One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds -- The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.


loan account -- A portion of the Company's general account to which cash value is transferred to provide collateral for any loan taken under the Policy.


loan account value -- The cash value in the loan account.

loan amount -- The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

loan value -- After the first Policy year, the loan value on any given date is equal to 90% of the nest cash value on that date.


monthly deduction charges -- Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and any temporary flat extra rating shown on the Policy specifications page.


monthly deduction day -- The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value -- The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium -- The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policyowner less the applicable percent of premium loads.

1940 Act -- The Investment Company Act of 1940, as amended.

NYSE -- New York Stock Exchange.

partial withdrawal -- An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

percent of premium load -- The percent shown on the Policy specifications page deducted from each premium paid.

planned premium -- The premium you select as a level amount that you plan to pay on a monthly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

Policy anniversary -- The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month -- A one-month period beginning on the monthly deduction day.

Policy year -- A twelve-month period beginning on the effective date or on a Policy anniversary.

policyowner (owner, you, your) -- The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio(s) -- A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC -- U.S. Securities and Exchange Commission.

separate account -- One or more investment accounts established by the Company to receive and invest net premiums allocated under the Policy as designated on the Policy specification page.

settlement options -- The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.


subaccount -- A sub-division of the separate account. Each subaccount invests in the shares of the specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.


subaccount value -- The cash value in a subaccount.

target premium -- Amount of premium used to determine the percent of premium loads.

transfer -- A transfer of amounts between subaccounts of the separate account or the fixed account.

transfer charge -- The Company reserves the right to apply a charge of $25.00 for each transfer after the first twelve (12) transfers in a given Policy Year.

valuation day -- Each day on which the New York Stock Exchange is open for regular trading.

valuation period -- The period from the close of the immediately preceding valuation day to the close of the current valuation day.

we, us, our -- Transamerica Life Insurance Company. ("Transamerica Life")

written notice -- The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS


     In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you with certain personalized hypothetical illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2004. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


INQUIRIES

     To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

     For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our home office at:

     Transamerica Life Insurance Company
     4333 Edgewood Road NE
     Mail Stop 2390
     Cedar Rapids, Iowa 52499
     1-888-804-8461
     Facsimile: 1-319-369-2378
     (Monday-Friday from 8:00 a.m.-4:30 p.m. Central time)

     More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov. and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.


     AFSG serves as the principal underwriter for the Policies. More information about AFSG is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.


SEC File No. 333-109579/ 811-21440

PROSPECTUS

MAY 1, 2005


                                  ADVANTAGE X
                                 ISSUED THROUGH
                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                                       BY
                      TRANSAMERICA LIFE INSURANCE COMPANY
                                  HOME OFFICE:
                             4333 EDGEWOOD ROAD NE
                             CEDAR RAPIDS, IA 52499
                        1-888-804-8461    1-319-398-8572

                  A VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

This prospectus describes the Advantage X, a variable adjustable life insurance policy (the "Policy") offered by Transamerica Life Insurance Company, a member of the AEGON Insurance Group. A purchaser of a Policy ("Owner", "you" or "your") may allocate amounts under the Policy to one or more of the subaccounts of the Transamerica Corporate Separate Account Sixteen or to the fixed account (which credits a specified guaranteed interest rate). Each subaccount invests its assets in one of the corresponding portfolios listed on the following page.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.

A prospectus for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

AMERICAN FUNDS INSURANCE SERIES


[ ]  Global Small Capitalization Fund (Class 2)


[ ]  Growth Fund (Class 2)


[ ]  International Fund (Class 2)


[ ]  New World Fund (Class 2)


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

[ ]  Contrafund(R) Portfolio (Initial Class)



FIRST EAGLE VARIABLE FUND

[ ]  First Eagle Overseas Variable Fund

JANUS ASPEN SERIES

[ ]  Balanced Portfolio (Institutional Shares)


[ ]  Flexible Bond Portfolio
    (Institutional Shares)(1)


[ ]  Forty Portfolio
    (Institutional Shares)(2)


[ ]  International Growth Portfolio
    (Institutional Shares)


[ ]  Mid Cap Growth Portfolio
    (Institutional Shares)


[ ]  Worldwide Growth Portfolio
    (Institutional Shares)



PIMCO VARIABLE INSURANCE TRUST

[ ]  All Asset Portfolio (Administrative Class)
[ ]  High Yield Portfolio (Institutional Class)
[ ]  Real Return Portfolio (Institutional Class)

[ ]  Short-Term Portfolio (Institutional Class)


[ ]  Total Return Portfolio (Institutional Class)


ROYCE CAPITAL FUND
[ ]  Royce Micro-Cap Portfolio

RYDEX VARIABLE TRUST


[ ]  Nova Fund


[ ]  OTC Fund



T. ROWE PRICE EQUITY SERIES, INC.


[ ]  T. Rowe Price Equity Income Portfolio


[ ]  T. Rowe Price Mid-Cap Growth Portfolio(3)



THIRD AVENUE SERIES TRUST


[ ]  Third Avenue Value Portfolio



VAN ECK WORLDWIDE INSURANCE TRUST


[ ]  Van Eck Worldwide Absolute Return Fund



VANGUARD VARIABLE INSURANCE FUND


[ ]  Vanguard VIF Balanced Portfolio


[ ]  Vanguard VIF Capital Growth Portfolio


[ ]  Vanguard VIF Diversified Value Portfolio


[ ]  Vanguard VIF Equity Index Portfolio


[ ]  Vanguard VIF High Yield Bond Portfolio


[ ]  Vanguard VIF International Portfolio


[ ]  Vanguard VIF Mid-Cap Index Portfolio


[ ]  Vanguard VIF Money Market Portfolio


[ ]  Vanguard VIF REIT Index Portfolio


[ ]  Vanguard VIF Short-Term Investment-Grade Portfolio


[ ]  Vanguard VIF Small Company Growth Portfolio


[ ]  Vanguard VIF Total Bond Market Index Portfolio


[ ]  Vanguard VIF Total Stock Market Index Portfolio




---------------


(1) Formerly named Flexible Income Portfolio.



(2) Formerly named Capital Appreciation Portfolio.



(3) Fund closed to new investors effective April 30, 2004.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Policy Benefits/Risks Summary...............................    1
  Policy Benefits...........................................    1
     The Policy in General..................................    1
     Flexible Premiums......................................    1
     Free-Look Period.......................................    1
     Variable Life Insurance Benefit........................    2
     Cash Value.............................................    2
     Transfers..............................................    2
     Loans..................................................    3
     Partial Withdrawals and Surrenders.....................    3
     Tax Benefits...........................................    3
     Personalized Illustrations.............................    4
  Policy Risks..............................................    4
     Investment Risks.......................................    4
     Risk of Lapse..........................................    4
     Tax Risks (Income Tax and MEC).........................    4
     Loan Risks.............................................    5
     Risk of an Increase in Current Fees and Expenses.......    5
Portfolio Risks.............................................    5
Fee Tables..................................................    6
  Transaction Fees..........................................    6
  Periodic Charges Other Than Portfolio Operating
     Expenses...............................................    7
  Annual Portfolio Operating Expenses.......................    8
  Redemption Fees...........................................   11
Transamerica Life, The Separate Account, The Fixed Account
  and The Portfolios........................................   11
  Transamerica Life.........................................   11
  The Separate Account......................................   12
  The Fixed Account.........................................   12
  The Portfolios............................................   12
  Selection of the Underlying Portfolios....................   15
  Revenue We Receive........................................   16
  Your Right to Vote Portfolio Shares.......................   17
Charges and Deductions......................................   17
  Premium Load..............................................   18
  Monthly Deduction.........................................   18
     Monthly Contract Charge................................   18
     Monthly Cost of Insurance Charge.......................   19
     Optional Term Insurance Rider..........................   20
     Mortality and Expense Risk Charge......................   20
     Monthly Deferred Sales Load............................   20

  Administrative Charges....................................   21
     Partial Withdrawal Charge..............................   21
     Loan Interest..........................................   21
     Transfer Charge........................................   21
     Taxes..................................................   22
     Portfolio Expenses.....................................   22
     Redemption Fees........................................   22
The Policy..................................................   22
  Ownership Rights..........................................   22
  Modifying the Policy......................................   22
  Purchasing a Policy.......................................   23
  Replacement of Existing Insurance.........................   23
  When Insurance Coverage Takes Effect......................   24
  Free-Look Period..........................................   24
  Backdating a Policy.......................................   24
Policy Features.............................................   24
  Premiums..................................................   24
     Allocating Premiums....................................   24
     Premium Flexibility....................................   25
     Planned Periodic Payments..............................   25
     Premium Limitations....................................   25
     Making Premium Payments................................   26
Transfers...................................................   26
  General...................................................   26
  Fixed Account Transfers...................................   27
  Disruptive Trading and Market Timing......................   27
  Transfer Procedures.......................................   29
  Asset Rebalancing Program.................................   30
  Third Party Asset Allocation Services.....................   30
Policy Values...............................................   31
  Cash Value................................................   31
  Net Cash Value............................................   31
  Subaccount Value..........................................   31
  Accumulation Units........................................   31
  Accumulation Unit Value...................................   32
  Net Investment Factor.....................................   32
  Fixed Account Value.......................................   33
Life Insurance Benefit......................................   33
  Life Insurance Benefit Options............................   33
  Life Insurance Benefit Compliance Tests...................   35
  Choosing a Life Insurance Benefit Option..................   37
  Changing the Life Insurance Benefit Option................   37
  How Life Insurance Benefits May Vary in Amount............   38

  Changing the Face Amount..................................   38
     Decreasing the Face Amount.............................   38
     Increasing the Face Amount.............................   38
  Duration of the Policy....................................   39
     Payment Options........................................   39
Surrenders and Partial Withdrawals..........................   39
  Surrenders................................................   39
  Partial Withdrawals.......................................   39
Loans.......................................................   40
  General...................................................   40
     Interest Rate Charged..................................   41
     Loan Account Interest Rate Credited....................   41
     Maximum Loan Account Interest Rate.....................   41
     Indebtedness...........................................   41
     Repayment of Indebtedness..............................   41
  Effect of Policy Loans....................................   41
Policy Lapse and Reinstatement..............................   42
  Lapse.....................................................   42
  Reinstatement.............................................   42
Policy Termination..........................................   43
Federal Income Tax Considerations...........................   43
  Tax Status of the Policy..................................   43
  Tax Treatment of Policy Benefits..........................   43
Other Policy Information....................................   47
  Payments We Make..........................................   47
  Split Dollar Arrangements.................................   47
Supplemental Benefits (Riders)..............................   48
  Term Insurance Rider......................................   48
  Experience Credits Rider..................................   48
Additional Information......................................   48
  Sale of the Policies......................................   48
  State Variations..........................................   50
  Legal Proceedings.........................................   50
  Financial Statements......................................   50
Table of Contents of the Statement of Additional
  Information...............................................   51
Glossary....................................................   52
Prospectus Back Cover
  Personalized Illustrations of Policy Benefits
  Inquiries


             This Policy is not available in the State of New York.

POLICY BENEFITS/RISKS SUMMARY                                        ADVANTAGE X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

POLICY BENEFITS

  THE POLICY IN GENERAL

     - The Advantage X is a variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

     - Under Transamerica Life's current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

      - A minimum of five (5) Policies are issued, each on the life of a different insured; OR

      - The aggregate annualized first-year planned premium for all Policies is at least $100,000.

     - The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

     - FIXED ACCOUNT. You may put your cash value in the fixed account where it earns at least 2.00% annual interest. We may declare higher rates of interest, but we are not obligated to do so. The fixed account is part of our general account.

     - SEPARATE ACCOUNT. You may also put your cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under "The Portfolios" section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

  FLEXIBLE PREMIUMS


     - You select a premium payment plan, but the plan is flexible -- you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.



     - You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and PAYING THE PLANNED PREMIUMS WILL NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. Under certain circumstances, extra premiums may be required to prevent lapse.


  FREE-LOOK PERIOD


     - The FREE-LOOK PERIOD begins four days after the Policy is mailed to you. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of (a) the Policy's cash value as of the date the Policy is returned or (b) the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will hold the premium in our general account until the end of the free-look period.

  VARIABLE LIFE INSURANCE BENEFIT

     - If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the "face amount"), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.


     - CHOICE AMONG LIFE INSURANCE BENEFIT OPTIONS. You must choose one of three life insurance benefit options. We offer the following:


      - Option 1 is the greater of:

        -- the face amount of the Policy, or


        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.



      - Option 2 is the greater of:


        -- the face amount of the Policy, plus the Policy's cash value on the date of the insured's death, or


        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.


      - Option 3 is the greater of:

        -- the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or


        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.


     We will reduce the life insurance benefit proceeds by any outstanding loan amount and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.

     The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed. YOU SHOULD CONSULT A TAX ADVISOR WHEN CHOOSING A TAX TEST.


     - Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.



     - CHANGE IN LIFE INSURANCE BENEFIT OPTION AND FACE AMOUNT. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our home office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.


  CASH VALUE


     - Cash value is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).


  TRANSFERS

     - You can transfer cash value among the subaccounts and the fixed account subject to certain restrictions. You currently may make transfers in writing or by fax.

     - We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.


     - An asset rebalancing program is available.


     - After the first Policy year, you may make one transfer per Policy year from the fixed account. We must receive your request to transfer from the fixed account within 30 days after a Policy anniversary. The maximum amount that may be transferred is the greater of 25% of the then-current value of the fixed account or the amount transferred in the prior Policy year from the fixed account.

     - We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See "Disruptive Trading and Market Timing" below.

  LOANS


     - After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy for up to 90% of the net cash value (cash value MINUS any outstanding indebtedness) on that date. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under
       Section 1035 (a) of the Code. The minimum loan amount is $500.



     - We currently charge interest of 2.67% annually in Policy Years 1-17, 2.25% annually in Policy Years 18-30, and 2.15% annually in Policy Years 31+ on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 4.00%. Interest is added to the amount of the loan to be repaid.



     - To secure the loan, we transfer a portion of your cash value to the loan account. The loan account is part of our general account. We will credit 2.00% interest annually on amounts in the loan account.



     - Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract.


  PARTIAL WITHDRAWALS AND SURRENDERS


     - You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.


     - We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) pro rata from each of the subaccounts and the fixed account.

     - The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make and any processing fee.


     - If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.


     - You may fully surrender the Policy at any time before the insured's death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a monthly deferred sales load.

     - A partial withdrawal or surrender may have tax consequences.

  TAX BENEFITS

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

     If the Policy satisfies the definition of life insurance under the Internal Revenue Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the accounts are not taxable transactions.

  PERSONALIZED ILLUSTRATIONS

     You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

     - understand the long-term effects of different levels of investment performances,

     - understand the charges and deductions under the Policy, and;

     - compare the Policy to other life insurance policies.

     These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

  INVESTMENT RISKS

     The Policy allows you to allocate your Policy's cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, we will credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.00%.

  RISK OF LAPSE

     Your Policy may lapse if loans, partial withdrawals, the monthly deductions and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

     If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

     A Policy lapse may have adverse tax consequences.

     You may reinstate this Policy within five years after it has lapsed (and prior to the insured's reaching age 100), if the insured meets our insurability requirements and you pay the amount we require.

  TAX RISKS (INCOME TAX AND MEC)

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.

     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

  LOAN RISKS

     A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan account as collateral. We then credit a fixed interest rate of 2.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.

     We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+, payable in arrears. This charge may increase, but it will not exceed 4.00%. Interest is added to the amount of the loan to be repaid.

     A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result from a lapse, especially if the Policy is a non-MEC.

     If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

  RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

     Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

     There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following tables describe the fees and expenses that are payable when buying and owning a Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured, with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

     The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy, taking loans or transferring Policy cash value among the subaccounts and the fixed account.

                                TRANSACTION FEES

                            WHEN CHARGE          AMOUNT DEDUCTED MAXIMUM        AMOUNT DEDUCTED CURRENT CHARGE AT
CHARGE                      IS DEDUCTED    GUARANTEED CHARGE THE POLICY ALLOWS        TIME OF POLICY ISSUE
------                    ---------------  -----------------------------------  ---------------------------------
PERCENT OF PREMIUM
  LOAD..................  Upon receipt of  15.00% of each premium received      10.00% of premium received up to
                          premium                                               target premium(1) in Policy year
                                                                                1; 6.50% of premium received up
                                                                                to target premium in Policy years
                                                                                2-4; 2.50% of premium received up
                                                                                to target premium in Policy years
                                                                                5-7; 2.10% of premium received up
                                                                                to target premium in Policy years
                                                                                8-10; 0.50% of premium received
                                                                                up to target premium in Policy
                                                                                years 11+
PARTIAL WITHDRAWAL
  CHARGE................  Upon withdrawal  $25.00                               $0
TRANSFER CHARGE.........  Upon each        $25.00 for each transfer in excess   $0
                          transfer beyond  of 12 per Policy year
                          12 transfers in
                          any Policy year

---------------

(1) The "target premium" is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured's sex, issue age and underwriting class.

     The table below describes the fees and expenses that a Policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                          WHEN CHARGE IS         AMOUNT DEDUCTED MAXIMUM        AMOUNT DEDUCTED CURRENT CHARGE AT
CHARGE                       DEDUCTED      GUARANTEED CHARGE THE POLICY ALLOWS        TIME OF POLICY ISSUE
------                    ---------------  -----------------------------------  ---------------------------------
MONTHLY CONTRACT
CHARGE..................  On the           $10.00 per month                     $5.00 per month
                          effective date
                          (date of issue)
                          and on each
                          monthly
                          deduction day

COST OF INSURANCE(1)
(without extra
ratings)(2)

  - Minimum Charge......  On the           $0.09 per month per $1000 of net     $0.0138 per month per $1000 of
                          effective date   amount at risk(3) (Female, Non-      net amount at risk (Female, Non-
                          and on each      Tobacco, Age 20, Medical Issue)      Tobacco, Age 20, Medical Issue)
                          monthly
                          deduction day

  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of net
                                           amount at risk (Male, Tobacco, Age   amount at risk (Male, Tobacco,
                                           99, Guaranteed Issue)                Age 99, Guaranteed Issue)
  - Charge for a Male,
    age 48, Guaranteed
    Issue, during the
    first Policy year...                   $0.50 per month per $1000 of net     $0.11 per month per $1000 of net
                                           amount at risk                       amount at risk

MORTALITY AND EXPENSE
RISK CHARGE.............  On the           2.00% (annually) of the average      0.67% (annually) of the average
                          effective date   cash value                           cash value in Policy years 1-17,
                          and on each                                           and 0.25% (annually) of the
                          monthly                                               average cash value in Policy
                          deduction day                                         years 18-30; and 0.15% (annually)
                                                                                of the average cash value in
                                                                                Policy years 31+

LOAN INTEREST
SPREAD(4)...............  On Policy        2.00% (annually)                     0.67% (annually) in Policy years
                          anniversary or                                        1-17; 0.25% (annually) in Policy
                          earlier, as                                           years 18-30; and 0.15% (annually)
                          applicable(5)                                         in Policy years 31+

MONTHLY DEFERRED SALES
LOAD....................  On each monthly  0.30% of all premium received in     0.250% of the premium received up
                          deduction day    Policy year 1                        to target premium in Policy year
                          during Policy                                         1, and 0.017% of premium received
                          years 2-7                                             in excess of target premium in
                                                                                Policy year 1
RIDER CHARGES:(6)
TERM LIFE INSURANCE
RIDER
  - Minimum Charge......  On the           $0.06 per month per $1000 of net     $0.0138 per month per $1000 of
                          effective date   amount at risk                       net amount at risk
                          and on each
                          monthly
                          deduction day
  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of net
                                           amount at risk                       amount at risk
  - Charge for a Male,
    age 48, Guaranteed
    Issue...............                   $0.50 per month per $1000 of net     $0.11 per month per $1000 of net
                                           amount at risk                       amount at risk

---------------

(1) Cost of insurance rates vary based on the insured's age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the home office listed on the back cover.

(2) We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured presents additional mortality risks, we may add a surcharge to the cost of insurance rates.

(3) The net amount at risk equals the life insurance benefit on a monthly deduction day, minus the cash value as of the monthly deduction day.


(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 4.00% annually) and the amount of interest we credit to the amount in your loan account (which is a maximum of 2.00% annually). SEE "MAXIMUM LOAN ACCOUNT INTEREST RATE."


(5) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination or the insured's death.

(6) Charges for riders vary based on the insured's age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the home office listed on the back cover.

     The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2004. These expenses may be different in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                     LOWEST   HIGHEST
-----------------------------------------                     ------   -------
(total of all expenses that are deducted from portfolio
  assets, including management fees, distribution (12b-1)
  and other expenses).......................................   0.14%    2.50%


                      ANNUAL PORTFOLIO OPERATING EXPENSES
                   (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

     The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2004 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Transamerica Life by the applicable portfolio. Transamerica Life has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.


                                                                               FEES AND
                                                                  GROSS        EXPENSES
                                                                  TOTAL     CONTRACTUALLY    TOTAL NET
                                 MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR       ANNUAL
PORTFOLIO                           FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(10)   EXPENSES
---------                        ----------   --------   -----   --------   --------------   ---------
American Global Small
  Capitalization Fund (Class
  2)...........................     0.77%       0.04%    0.25%     1.06%         0.00%         1.06%
American Growth Fund (Class
  2)...........................     0.35%       0.01%    0.25%     0.61%         0.00%         0.61%

                                                                               FEES AND
                                                                  GROSS        EXPENSES
                                                                  TOTAL     CONTRACTUALLY    TOTAL NET
                                 MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR       ANNUAL
PORTFOLIO                           FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(10)   EXPENSES
---------                        ----------   --------   -----   --------   --------------   ---------
American International Fund
  (Class 2)....................     0.54%       0.05%    0.25%     0.84%         0.00%         0.84%
American New World Fund (Class
  2)...........................     0.85%       0.08%    0.25%     1.18%         0.00%         1.18%
Fidelity VIP Contrafund(R)
  (Initial Class)(1)...........     0.57%       0.11%     N/A      0.68%         0.00%         0.68%
First Eagle Overseas
  Variable.....................     0.75%       0.31%    0.25%     1.31%         0.00%         1.31%
Janus Aspen Series Balanced
  (Institutional Shares)(2)....     0.55%       0.01%     N/A      0.56%         0.00%         0.56%
Janus Aspen Series Forty
  (Institutional Shares)(2)....     0.64%       0.02%     N/A      0.66%         0.00%         0.66%
Janus Aspen Series Flexible
  Bond (Institutional
  Shares)(2)...................     0.52%       0.03%     N/A      0.55%         0.00%         0.55%
Janus Aspen Series
  International Growth
  (Institutional Shares)(2)....     0.64%       0.04%     N/A      0.68%         0.00%         0.68%
Janus Aspen Series Mid Cap
  Growth (Institutional
  Shares)(2)...................     0.64%       0.01%     N/A      0.65%         0.00%         0.65%
Janus Aspen Series Worldwide
  Growth (Institutional
  Shares)(2)...................     0.60%       0.03%     N/A      0.63%         0.00%         0.63%
PIMCO All Asset (Administrative
  Class)(3)....................     0.20%       1.03%     N/A      1.23%         0.03%         1.20%
PIMCO High Yield (Institutional
  Class)(4)....................     0.25%       0.35%     N/A      0.60%         0.00%         0.60%
PIMCO Real Return
  (Institutional Class)(5).....     0.25%       0.25%     N/A      0.50%         0.00%         0.50%
PIMCO Short-Term (Institutional
  Class)(6)....................     0.25%       0.20%     N/A      0.45%         0.00%         0.45%
PIMCO Total Return
  (Institutional Class)(7).....     0.25%       0.25%     N/A      0.50%         0.00%         0.50%
Royce Micro-Cap................     1.25%       0.09%     N/A      1.34%         0.00%         1.34%
Rydex Nova.....................     0.75%       0.71%     N/A      1.46%         0.00%         1.46%
Rydex OTC......................     0.75%       0.72%     N/A      1.47%         0.00%         1.47%
T. Rowe Price Equity Income....     0.85%       0.00%     N/A      0.85%         0.00%         0.85%
T. Rowe Price Mid-Cap Growth...     0.85%       0.00%     N/A      0.85%         0.00%         0.85%
Third Avenue Value
  Portfolio(8).................     0.90%       0.34%     N/A      1.24%         0.00%         1.24%
Van Eck Worldwide Absolute
  Return(9)....................     2.50%       2.50%     N/A      5.00%         2.50%         2.50%
Vanguard VIF Balanced..........     0.15%       0.11%     N/A      0.26%         0.00%         0.26%
Vanguard VIF Capital Growth....     0.24%       0.18%     N/A      0.42%         0.00%         0.42%
Vanguard VIF Diversified
  Value........................     0.25%       0.17%     N/A      0.42%         0.00%         0.42%
Vanguard VIF Equity Index......     0.11%       0.03%     N/A      0.14%         0.00%         0.14%
Vanguard VIF High Yield Bond...     0.15%       0.09%     N/A      0.24%         0.00%         0.24%
Vanguard VIF International.....     0.22%       0.19%     N/A      0.41%         0.00%         0.41%
Vanguard VIF Mid-Cap Index.....     0.19%       0.05%     N/A      0.24%         0.00%         0.24%
Vanguard VIF Money Market......     0.11%       0.04%     N/A      0.15%         0.00%         0.15%

                                                                               FEES AND
                                                                  GROSS        EXPENSES
                                                                  TOTAL     CONTRACTUALLY    TOTAL NET
                                 MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR       ANNUAL
PORTFOLIO                           FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(10)   EXPENSES
---------                        ----------   --------   -----   --------   --------------   ---------
Vanguard VIF REIT Index........     0.25%       0.06%     N/A      0.31%         0.00%         0.31%
Vanguard VIF Short-Term
  Investment-Grade.............     0.11%       0.04%     N/A      0.15%         0.00%         0.15%
Vanguard VIF Small Company
  Growth.......................     0.23%       0.23%     N/A      0.46%         0.00%         0.46%
Vanguard VIF Total Bond Market
  Index........................     0.13%       0.04%     N/A      0.17%         0.00%         0.17%
Vanguard VIF Total Stock Market
  Index........................     0.15%       0.02%     N/A      0.17%         0.00%         0.17%


---------------


 (1) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.66%. These offsets may be discontinued at any time.



 (2) Expenses for the Portfolios are based upon expenses for the year ended December 31, 2004, restated to reflect reductions in the Portfolios' management fees, effective July 1, 2004.



 (3) "Other Expenses" reflect an administrative fee of 0.25%, a service fee of 0.15%, and Underlying PIMS Fund Expenses of 0.63%. Underlying PIMS Fund Expenses for the Portfolio are estimated based upon an allocation of the Portfolio's assets among the Underlying PIMS Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMS Funds. Underlying PIMS Fund expenses will vary with changes in the expenses of the Underlying PIMS Funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce its Advisory Fee to the extent that the Underlying PIMS Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



 (4) "Other Expenses" reflect an administrative fee of 0.35%. PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to reduce total annual portfolio operating expenses for the Institutional Class shares to the extent they would exceed, due to the payment of Trustees' fees, 0.60% of average daily net assets. Under the Expenses Limitation Agreement, which renews annually unless terminated by PIMCO upon 30 days' notice, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



 (5) "Other Expenses" reflect an administrative fee of 0.25%. PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to reduce total annual portfolio operating expenses for the Institutional Class shares to the extent they would exceed, due to the payment of Trustees' fees, 0.50% of average daily net assets. Under the Expenses Limitation Agreement, which renews annually unless terminated by PIMCO upon 30 days' notice, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



 (6) "Other Expenses" reflect an administrative fee of 0.20%. PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to reduce total annual portfolio operating expenses for the Institutional Class shares to the extent they would exceed, due to the payment of Trustees' fees, 0.45% of average daily net assets. Under the Expenses Limitation Agreement, which renews annually unless terminated by PIMCO upon 30 days' notice, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

 (7) "Other Expenses" reflect an administrative fee of 0.25%. PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to reduce total annual portfolio operating expenses for the Institutional Class shares to the extent they would exceed, due to the payment of Trustees' fees, 0.50% of average daily net assets. Under the Expenses Limitation Agreement, which renews annually unless terminated by PIMCO upon 30 days' notice, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.


 (8) "Other Expenses" reflects repayment of previously reimbursed expenses to the Adviser.


 (9) Total net expenses are net of short sale dividend expense. Net effect of expenses reimbursement by Adviser to average net assets for the period ended 12/31/04 was 1.50%. For the period May 1, 2005 through April 30, 2006, the Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 2.50% of average daily net assets.



(10) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2004. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been:



                                                                      GROSS       FEES AND
                                                                      TOTAL       EXPENSES      TOTAL NET
                                     MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR      ANNUAL
       PORTFOLIO                        FEE       EXPENSES   FEES    EXPENSES   REIMBURSED(I)   EXPENSES
       ---------                     ----------   --------   -----   --------   -------------   ---------
       American Global Small
         Capitalization Fund (Class
         2)........................     0.77%       0.04%    0.25%     1.06%        0.01%         1.05%
       American Growth Fund (Class
         2)........................     0.35%       0.01%    0.25%     0.61%        0.00%         0.61%
       American International Fund
         (Class 2).................     0.54%       0.05%    0.25%     0.84%        0.01%         0.83%
       American New World Fund
         (Class 2).................     0.85%       0.08%    0.25%     1.18%        0.01%         1.17%


     --------------------


     (i) The Series' investment adviser is waiving a portion of management fees. Expense ratios shown reflect the waiver. Please see the financial highlights table in the Series' prospectus or its annual report for details.



REDEMPTION FEES



     A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. Any redemption fee will be administered by us and reduce your cash value. For more information, see the portfolio prospectus.



     For information concerning compensation paid for the sale of the Policies, see "Sales of the Policies."


TRANSAMERICA LIFE, THE SEPARATE ACCOUNT,
THE FIXED ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TRANSAMERICA LIFE

     Transamerica Life Insurance Company ("Transamerica Life") is the insurance company issuing the Policy. Transamerica Life's home office is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

     The separate account is a separate account of Transamerica Life, established under Iowa law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

     The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     Income, gains and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

THE FIXED ACCOUNT

     The fixed account is part of Transamerica Life's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica Life has sole discretion over the investment of the fixed account's assets. Transamerica Life bears the full investment risk for all amounts contributed to the fixed account. (Transamerica Life's guaranteed interest rate for amounts in the fixed account is .16516% per month and is compounded monthly, the equivalent of 2% compounded annually.)

     Money you place in the fixed account will earn interest compounded daily at the current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time, at our discretion. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. YOU BEAR THE RISK THAT INTEREST WE CREDIT WILL NOT EXCEED 2.0%.

     We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.

     THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE PORTFOLIOS

     The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund, which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

     Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. FOR EXAMPLE, AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY AND, DURING PERIODS

OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PORTFOLIO PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE PORTFOLIO PROSPECTUSES BY CONTACTING US AT 1-888-804-8461. YOU SHOULD READ THE PORTFOLIO PROSPECTUSES CAREFULLY.


American Funds Insurance Series managed by  - Global Small Capitalization Fund (Class 2) seeks to make your
Capital Research and Management Company       investment grow over time by investing primarily in stocks of smaller companies located around the world.
                                            - Growth Fund (Class 2) seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.
                                            - International Fund (Class 2) seeks to make your investment grow over time by investing primarily in common stocks of companies located outside of the United States.
                                            - New World Fund (Class 2) seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

Fidelity Variable Insurance Products        - VIP Contrafund(R) Portfolio seeks long-term capital appreciation.
Funds - Initial Class
managed by Fidelity Management & Research
Company

First Eagle Variable Fund                   - First Eagle Overseas Variable seeks long-term growth of capital.
advised by Arnhold and S. Bleichroeder
Advisers, LLC

Janus Aspen Series                          - Balanced seeks long-term capital growth, consistent with
managed by Janus Capital Management LLC       preservation of capital and balanced by current income.
                                            - Flexible Bond seeks to obtain maximum total return, consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in bonds.
                                            - Forty seeks long-term growth of capital by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential.
                                            - International Growth seeks long-term growth of capital by investing under normal circumstances at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.
                                            - Mid Cap Growth seeks long-term growth of capital by investing under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12 month average of the capitalization range of the Russell Midcap(R) Growth Index.
                                            - Worldwide Growth seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world.


PIMCO Variable Insurance Trust              - All Asset Portfolio (Administrative Class) seeks maximum real return
managed by Pacific Investment Management      consistent with preservation of real capital and prudent investment
Company LLC                                   management by investing its assets in shares of the PIMCO Funds and does not invest directly in stocks or bonds of other issuers.
                                            - High Yield Portfolio (Institutional Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. Invests at least 80% of its assets in a diversified portfolio of high yield securities ('junk bonds") rated below investment grade but rated at least Caa by Moody's or CCC by
                                              S&P, or, if unrated, determined by PIMCO to be of comparable quality.
                                            - Real Return Portfolio (Institutional Class) seeks maximum real return, consistent with preservation of real capital and prudent investment management.
                                            - Short-Term Portfolio (Institutional Class) seeks maximum current income, consistent with preservation of capital and daily liquidity by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.
                                            - Total Return Portfolio (Institutional Class) seeks to maximize total return, consistent with preservation of capital and prudent investment management by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.

Royce Capital Fund                          - Royce Micro-Cap seeks long-term growth of capital by investing its
managed by Royce and Associates, LLC          assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies (companies with stock market capitalization less than $500 million).

Rydex Variable Trust                        - Nova seeks to provide investment results that match the performance
managed by Rydex Investments                  of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500 Index. The S&P
                                              500 Index is an unmanaged index composed of 500 common stocks from a wide range of industries that are traded on the New York Stock
                                              Exchange, The American Stock Exchange and the NASDAQ.
                                            - OTC seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index. The NASDAQ 100 Index contains the
                                              100 largest non-financial, non-utilities stocks in the NASDAQ
                                              Composite.

T. Rowe Price Equity Series, Inc.           - T. Rowe Price Equity Income seeks to provide substantial dividend
managed by T. Rowe Price Associates, Inc.     income as well as long-term growth of capital through investments in the common stocks of established companies.
                                            - T. Rowe Price Mid-Cap Growth seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

Third Avenue Variable Series Trust          - Third Avenue Value seeks long-term capital appreciation. The
managed by Third Avenue Management LLC        Portfolio invests primarily in the securities of well-capitalized, well-managed companies which are available at a significant discount to what the Adviser believes is their intrinsic value.

Van Eck Worldwide Insurance Trust           - Worldwide Absolute Return seeks to achieve consistent absolute
managed by Van Eck Associates Corp.           (positive) returns in various market cycles.

Vanguard Variable Insurance Fund            - Balanced seeks to conserve capital, while providing moderate income
managed by the following:                     and moderate long-term growth of capital and income.
Balanced and High Yield Bond - Wellington   - Capital Growth seeks to provide long-term growth of capital.
Management Company, LLP                     - Diversified Value seeks to provide long-term growth of capital and a
Capital Growth - PRIMECAP Management          moderate level of dividend income.
Company                                     - Equity Index seeks to provide long-term growth of capital and income
Diversified Value - Barrow, Hanley,           by attempting to match the performance of a broad- based market
Mewhinney & Strauss                           index of stocks of large U.S. companies.
Equity Index, Mid-Cap Index, Total Stock    - High Yield Bond seeks to provide a higher level of income by
Market Index and REIT Index - Vanguard's      investing primarily in a diversified group of high-yielding,
Quantitative Equity Group                     higher-risk corporate bonds with medium- and lower-range
International - Schroder Investment           credit-quality ratings, commonly known as 'junk bonds'.
Management North America Inc.               - International seeks to provide a long-term growth of capital by
Money Market, Short-Term Investment-Grade     investing primarily in the stocks of seasoned companies located
and Total Bond Market Index - Vanguard's      outside of the United States.
Fixed Income Group                          - Mid-Cap Index seeks to provide long-term growth of capital by
Small Company Growth - Granahan Investment    attempting to match the performance of a broad-based market index of
Management, Inc. and Grantham, Mayo, Van      stocks of medium-size U.S. companies.
Otterloo & Co LLC                           - Money Market seeks to provide income while maintaining liquidity and a stable share price of $1. An investment in the Portfolio is not insured or guaranteed by the FDIC or any other government agency.
                                              Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.
                                            - REIT Index seeks to provide a high level of income and moderate long-term growth of capital.
                                            - Short-Term Investment-Grade seeks income while maintaining a high degree of stability of principal.
                                            - Small Company Growth seeks to provide long-term growth of capital by investing primarily in the stocks of smaller companies (which, at the time of purchase, typically have a market value of less than
                                              $1-$2 billion).
                                            - Total Bond Market Index seeks to provide a higher level of income by attempting to match the performance of a broad-based market index of publicly traded, investment-grade bonds.
                                            - Total Stock Market Index seeks to match the performance of a benchmark index that measures the investment return of the overall stock market.



SELECTION OF THE UNDERLYING PORTFOLIOS



     The underlying portfolios offered through this product are selected by Transamerica Life, and Transamerica Life may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. For a discussion of the administrative, marketing and support fees we receive from the underlying portfolios, see "Revenue We Receive".



     We have developed this variable life insurance product in cooperation with Westport Financial Services, Inc., and have included underlying portfolios based on recommendations by Westport Financial Services, Inc., whose selection criteria may differ from our selection criteria.

     You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.



     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.



     YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.



     We do not recommend or endorse a particular portfolio and we do not provide investment advice.



REVENUE WE RECEIVE



     We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, subadvisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:



     - RULE 12B-1 FEES. We receive the 12b-1 fees from the First Eagle Overseas Portfolio and the portfolios in the American Funds Insurance Series. This fee equals 0.25% of the average daily assets of the referenced portfolios that we hold in the subaccount for the Policies.



     - ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We and our affiliates, including AFSG receive compensation from the investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios for administrative and other services related to separate account operations. The amount of this compensation is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.



     The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:



               INCOMING PAYMENTS TO TLIC AND AFSG FROM THE FUNDS



                                  MAXIMUM FEE                                   MAXIMUM FEE
             FUND                 % OF ASSETS*              FUND                % OF ASSETS*
             ----                 ------------              ----               --------------
PIMCO Variable Insurance Trust       0.25%       Fidelity Variable Insurance   0.05% after
  (Administrative Class)                           Products Fund               $100 million**
Rydex Variable Trust                 0.25%       Janus Aspen Series            0.15% after
                                                                               $50 million**
First Eagle Variable Funds,          0.25%       T. Rowe Price Equity          0.15% after
  Inc.                                             Series, Inc.                $25 million **
American Funds Insurance Series      0.25%


---------------


 * Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.



** We receive this percentage once a certain dollar amount of fund shares are being held in the subaccounts of Transamerica Life and its affiliates.

     Proceeds from certain of these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing and administering the Policies.



     For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.


YOUR RIGHT TO VOTE PORTFOLIO SHARES

     Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

     Before a vote of a portfolio's shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premiums or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy's subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; (3) the risks we assume; and (4) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE UNDER THE POLICY:

     - the life insurance benefit, cash value and loan benefits;

     - investment options, including net premium allocations;

     - administration of elective options; and

     - the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:

     - costs associated with processing and underwriting applications and changes in face amount and riders;

     - expenses of issuing and administering the Policy (including any Policy riders);

     - overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

RISKS WE ASSUME:

     - that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

     - that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

     Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

PREMIUM LOAD

     We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts or the fixed account. The expenses deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.

     Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract ("MEC"). Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured's sex, issue age and underwriting class and is listed on your Policy's specification page.

THE CURRENT PERCENT OF PREMIUM LOAD IS:

     - 10.00% of premium received up to target premium in Policy Year 1; and

     - 6.50% of premium received up to target premium in Policy years 2-4; and

     - 2.50% of premium received up to target premium in Policy years 5-7; and

     - 2.10% of premium received up to target premium in Policy years 8-10; and

     - 0.50% of all premium received up to target premium in Policy years 11+.

     We can increase the percent of premium load, but the maximum percent of premium load deduction on all premiums is 15.00%.

MONTHLY DEDUCTION

     We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

THE MONTHLY DEDUCTION IS EQUAL
TO:                              - the monthly contract charge; PLUS

                                 - the monthly cost of insurance charge for the
                                   Policy; PLUS

                                 - the monthly charge for any benefits provided
                                   by riders attached to the Policy; PLUS

                                 - a factor representing the mortality and
                                   expense risk charge; PLUS

                                 - the monthly deferred sales load in Policy
                                   years 2-7.

MONTHLY CONTRACT CHARGE:         - This charge currently equals $5.00 each
                                   Policy month.

                                 - We can increase this charge, but we guarantee
                                   this charge will never be more than $10.00 each month.

                                 - This charge is used to cover administrative
                                   services relating to the Policy.

MONTHLY COST OF INSURANCE
CHARGE:                          - We calculate and deduct this charge monthly.
                                   The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

                                 - The monthly cost of insurance charge is equal
                                   to 1. multiplied by the result of 2. minus
                                   3., where:

                                   1. is the monthly cost of insurance rate per
                                      $1,000 of insurance;


                                   2. is the number of thousands of dollars of
                                      life insurance benefit for the Policy (as defined by the applicable life insurance benefit Option 1, Option 2 or Option 3); and


                                   3. is the number of thousands of dollars of
                                      cash value as of the monthly deduction day
                                      (before this cost of insurance deduction, and after the mortality and expense risk charge, any applicable contract charges and the costs of any riders are subtracted.)

                                 - This charge is used to compensate us for the
                                   anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.

     To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured's sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

     The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue.

     Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

     We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

OPTIONAL TERM INSURANCE RIDER:   - We assess a charge for this rider based on
                                   the issue age, duration, sex and premium class of the insured.

MORTALITY AND EXPENSE RISK
CHARGE:                          - We deduct a daily charge from your cash value
                                   in each subaccount to compensate us for
                                   aggregate Policy expenses and mortality and expense costs we assume.

                                   The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. The current mortality and expense risk charge is equivalent to:

                                      -- An effective annual rate of 0.67% in
                                         Policy years 1-17;

                                      -- An effective annual rate of 0.25% in
                                         Policy years 18-30; and

                                      -- An effective annual rate of 0.15%
                                         thereafter.

                                   We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 2.0% in all Policy years.

                                   The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

                                   If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution or other costs.

MONTHLY DEFERRED SALES LOAD:     - We deduct a percent of the premium received
                                   in Policy year 1 on each monthly deduction day in Policy years 2-7.

                                 - The expenses deducted are intended to
                                   compensate us for sales expenses, including distribution costs.

                                 - We deduct this charge on a pro rata basis
                                   from all accounts (i.e. in the same
                                   proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day).

                                   The current monthly deferred sales load
                                 equals:


                                      -- 0.25% of premium received up to target
                                         premium in Policy year 1; and



                                      -- 0.017% of premium received in excess of
                                         target premium in Policy year 1.

                                   We can increase this charge, but the maximum monthly deferred sales charge is 0.30% of all premium received in Policy year 1.

                                   Higher premium amounts you pay during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

ADMINISTRATIVE CHARGES

  PARTIAL WITHDRAWAL CHARGE

     - After the first Policy year, you may make a partial withdrawal.

     - When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

     - We currently do not impose this charge.

     - We deduct this amount from the withdrawal on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

     - We will not increase this charge.

  LOAN INTEREST

     - Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.

     - We currently charge you an annual interest rate on a Policy loan of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+.

     - After offsetting the 2.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.67% (annually) in Policy years 1-17, 0.25% (annually) in Policy years 18-30, and 0.15% (annually) in Policy years 31+.

     - The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts and the fixed account on a pro rata basis, unless you specify a different allocation by written notice to our home office.

  TRANSFER CHARGE

     - We currently allow you to make any number of transfers each year free of charge.

     - We reserve the right to charge $25 for each transfer over 12 during a Policy year.

     - For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of accounts affected by the transfer, is considered a single transfer.

     - We deduct the transfer charge from the amount being transferred.

     - Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

     - We will not increase this charge.

     - We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See "Disruptive Trading and Market Timing" below under "TRANSFERS".

  TAXES

     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

  PORTFOLIO EXPENSES


     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.14% to 2.50% in 2004. Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus and the fund prospectuses.



  REDEMPTION FEES



     A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. We will administer any redemption fees and deduct them from your cash value. For more information on each portfolio's redemption fee, see the portfolio prospectus.


THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy while the insured is living. The principal rights an owner may exercise are:

     - to designate or change beneficiaries;

     - to receive amounts payable before the death of the insured;

     - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

     - to change the owner of this Policy (there may be tax consequences);

     - to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and

     - to select the tax test -- guideline premium test or the cash accumulation test -- applicable to the Policy on the Policy application.

     No designation or change in designation of an owner will take effect unless we receive a written request at our home office. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

MODIFYING THE POLICY

     Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THE POLICY.

     Upon notice to you, we may modify the Policy:

     - to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

     - to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life insurance policies; or

     - to reflect a change (permitted by the Policy) in the operation of the separate account; or

     - to provide additional subaccounts and/or fixed account options.

     If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PURCHASING A POLICY

     We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

     - A minimum of five Policies are issued, each on the life of a different insured; OR

     - The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

     To purchase a Policy, you must submit a complete application and an initial premium to us at our home office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy and us.

     Our current minimum face amount of a Policy is generally $1,000.

     We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age
75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

     - the date of your application; or

     - the date the insured completes all of the medical tests and examinations that we require.

REPLACEMENT OF EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts or exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

     IF YOU CONTEMPLATE EXCHANGING YOUR EXISTING LIFE INSURANCE POLICY FOR THE POLICY, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

     Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

WHEN INSURANCE COVERAGE TAKES EFFECT

     Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.

FREE-LOOK PERIOD

     You may cancel your Policy for a refund during the "free look period" by returning it to us at our home office or to the sales representative who sold it to you. The free-look period generally expires 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. If you decide to cancel your Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:

     - the cash value as of the date the Policy is returned; or

     - the premiums paid less any partial withdrawals.

     Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

BACKDATING A POLICY

     If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

     Cost of insurance charges are based in part on the insured's age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.

POLICY FEATURES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREMIUMS

  ALLOCATING PREMIUMS

     In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

     - allocation percentages must be in whole numbers; and

     - if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.

     The initial "net premium" will be allocated to the general account or, if available, the money market subaccount during the free-look period. Premiums held in the general account will earn interest at an annual rate (minimum 2%) that we declare. Premiums held in a money market subaccount will be subject to the investment experience of the money market subaccount. At the end of the free-look period, we will allocate the net premium, including interest earned (or investment losses) during the free-look period, to the accounts that you have chosen on your application. Where not specified, your net premium will be allocated to a money market subaccount. We deem the Policy to be delivered four days after it is mailed for the purpose of allocating the net premium (including interest or investment performance as applicable) at the end of the free-look period.


     Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our home office or faxing us at 319-369-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular account is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

     Certain subaccounts may impose limitations on allocations, withdrawals or transfers. If a selected subaccount has imposed such a restriction, amounts will be allocated to a money market subaccount until we receive your direction.

     You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

  PREMIUM FLEXIBILITY

     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the monthly deferred sales load (because this charge is based on a percentage of premium received in the first Policy year). Under some circumstances, you may be required to pay extra premiums to prevent a lapse.

  PLANNED PERIODIC PAYMENTS

     You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

     EVEN IF YOU MAKE YOUR PLANNED PERIODIC PAYMENTS IN FULL AND ON SCHEDULE, YOUR POLICY MAY STILL LAPSE. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period).

  PREMIUM LIMITATIONS

     Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

  MAKING PREMIUM PAYMENTS

     We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Transamerica Life Insurance Company. As an accommodation to you, we will accept initial and subsequent premium payments by wire transfer. You must send a simultaneous fax transmission to 319-369-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our home office an appropriate fax or a completed application.

     If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

     M & T Bank
     ABA #022000046
     For credit to: Transamerica Life Insurance Company
     Account #: 89487635

     Include your name and Policy number on all correspondence.

TRANSFERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL

     You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your agent/registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our home office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures or limit the number of transfers we permit. The following features apply to transfers under the Policy:

     - You may request transfers in writing (in a form we accept) or by fax to our home office.

     - The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

     - The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

     - We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

     - Transfer charges will be deducted on a pro rata basis from each subaccount and the fixed account from which a transfer was made.

     - We consider all transfers made in any one day to be a single transfer.

     - Transfers resulting from loans, asset rebalancing and reallocation of cash value and transfers from the general account or the money market subaccount, immediately after the free-look period, are not treated as transfers for the purpose of the transfer charge.

FIXED ACCOUNT TRANSFERS

     - After the first Policy year, you may make one transfer per Policy year from the fixed account.

     - We reserve the right to require that you make the transfer request in writing.

     - We must receive the transfer request no later than 30 days after a Policy anniversary.

     - We will make the transfer at the end of the valuation date on which we receive the written request.

     - The maximum amount you may transfer is limited to the greater of:

          (a) 25% of the current amount in the fixed account; or


          (b) the amount you transferred from the fixed account in the immediately preceding Policy year.


DISRUPTIVE TRADING AND MARKET TIMING

     STATEMENT OF POLICY. This Policy was not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

     Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at unit values that do not reflect an accurate value for the underlying fund portfolio's investments (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");
(2) an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case, or causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

     We have developed policies and procedures with respect to market timing and other transfers and do not make special arrangements to accommodate market timing or other potentially disruptive or harmful trading. Do not invest with us if you intend to conduct market timing or other disruptive trading.

     DETECTION. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies and retirement plans with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies and retirement plans.

     DETERRENCE. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners. As described below, restrictions may take various forms, but under our current policies will always include and begin with loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be "expedited" transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only via standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.


     We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, if an underlying fund portfolio would reject or has rejected our purchase order, or because of a history of large or frequent transfers. We may impose other restrictions on transfers or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if the underlying fund portfolio refuses or reverses our order. For all of these purposes, we may aggregate two or more policies that we believe are connected.

     In addition to our internal policies and procedures, we will administer your policy to comply with state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time we are unable to purchase or redeem shares of any of the underlying fund portfolios.

     Under our current policies and procedures, we do not:

     - impose redemption fees on transfers;

     - expressly limit the number or size of transfers in a given period; or

     - provide a certain number of allowable transfers in a given period.

     Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.


     In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period), it is likely that some level of market timing will occur before it is detected and steps taken to deter it (although some level of market timing can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing will occur before we are able to detect it and take steps in an attempt to deter it.



     Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this policy, there is no assurance that we will be able to detect or deter frequent or harmful transfers by such policy owners or intermediaries acting on their behalf.


     Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the policies, or underlying fund shareholders generally,
(2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the investment options under the policy. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio. If an underlying fund portfolio's policies and procedures operate to restrict or refuse transactions by the separate account as a result of activity initiated by you, we will inform you of actions taken that affect your transfer activity.

     UNDERLYING FUND PORTFOLIO FREQUENT TRADING POLICIES. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage programmed, large, frequent, or short-term transfers. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners' transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under the policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted for our Policies to discourage market timing or other disruptive trading.

     OMNIBUS ORDER. Policy owners and other persons with material rights under the policies also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable life insurance (or annuity) policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in frequent transfer activity, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request. If an underlying fund portfolio rejects an omnibus order, we will notify you of the actions taken that affect your request.

TRANSFER PROCEDURES

     To make a transfer via fax, send your instructions to 319-369-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time.

     Please note the following regarding fax transfers:

     - We will employ reasonable procedures to confirm that fax instructions are genuine.

     - Fax orders must be received at our home office before 4:00 p.m. Eastern time to receive same-day pricing of the transaction.

     - WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 319-369-2378.

     - We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

     We cannot guarantee that faxed transactions will always be available. For example, our home office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

     We will process any transfer order we receive at our home office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

ASSET REBALANCING PROGRAM

     We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account is not available for this program. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. A subaccount may still have losses.

     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our home office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

TO START ASSET REBALANCING:                    -    you must submit a completed asset rebalancing request
                                                    form to us at our home office; and
                                               -    you must have a minimum cash value of $10,000 or make
                                                    a $10,000 initial premium payment.

     There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.

ASSET REBALANCING WILL CEASE IF:               -    we receive your request to discontinue participation
                                                    at our home office;
                                               -    you make any transfer to or from any subaccount other
                                                    than under a scheduled rebalancing; or
                                               -    you elect to participate in any asset allocation
                                                    services provided by a third party.

     You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Transamerica Life agents for the sale of Policies.

Transamerica Life does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Transamerica Life for the sale of Policies. Transamerica Life therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Transamerica Life does not currently charge you any additional fees for providing these support services. Transamerica Life reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

POLICY VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASH VALUE

     Your Policy's cash value:

     - Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

     - Serves as the starting point for calculating values under a Policy.

     - Equals the sum of all values in each subaccount, the fixed account and the loan account.

     - Is determined on the effective date and on each valuation day.

     - Has no guaranteed minimum amount and may be more or less than premiums paid.

NET CASH VALUE

     The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our home office.

NET CASH VALUE ON ANY
VALUATION DATE
EQUALS:                          - the cash value as of such date; MINUS


                                 - any outstanding indebtedness (Policy loan
                                   amount plus accrued interest).


SUBACCOUNT VALUE

     Each subaccount's value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount's value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

ACCUMULATION UNITS

     Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our home office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

     Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

     - partial withdrawals or transfers from a subaccount;

     - surrender of the Policy;

     - payment of the life insurance benefit proceeds;

     - Policy loans; and

     - the monthly deduction.


THE NUMBER OF ACCUMULATION
UNITS IN ANY SUBACCOUNT ON ANY
MONTHLY DEDUCTION DAY EQUALS:    - the initial units purchased at accumulation
                                   unit value at the end of the free-look
                                   period; PLUS


                                 - units purchased with additional net
                                   premium(s); PLUS

                                 - units purchased via transfers from another
                                   subaccount, the fixed account or the loan account; MINUS

                                 - units redeemed to pay for monthly deductions;
                                   MINUS

                                 - units redeemed to pay for partial
                                   withdrawals; MINUS

                                 - units redeemed as part of a transfer to
                                   another subaccount or the fixed account or the loan account; MINUS


                                 - units redeemed to pay any transfer charges,
                                   any partial withdrawal charges, and any
                                   redemption fees that may apply.


ACCUMULATION UNIT VALUE

     We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

NET INVESTMENT FACTOR

     The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

     - the result of:

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; PLUS

      - the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the "ex-dividend" date occurs during the current valuation period; and the result DIVIDED BY

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

     The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.


     Except on customary national holidays on which the NYSE is closed, the portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) that coincides with the end of each valuation period.


FIXED ACCOUNT VALUE

     The fixed account value is equal to the cash value allocated to the fixed account.

THE FIXED ACCOUNT VALUE AT THE
END OF ANY VALUATION PERIOD IS
EQUAL TO:                        - the sum of all net premium(s) allocated to
                                   the fixed account; PLUS

                                 - any amounts transferred from a subaccount to
                                   the fixed account; PLUS

                                 - total interest credited to the fixed account;
                                   MINUS

                                 - any amounts charged to pay for monthly
                                   deductions as they are due; MINUS

                                 - any amounts withdrawn from the fixed account
                                   to pay for partial withdrawals; MINUS

                                 - any amounts transferred from the fixed
                                   account to a subaccount (including any
                                   transfer fees).

LIFE INSURANCE BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our home office satisfactory proof of the insured's death, written direction on how to pay the life insurance benefit, and any other documents and information we need. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.


LIFE INSURANCE BENEFIT PROCEEDS EQUAL:         -    the life insurance benefit (described below); MINUS
                                               -    any monthly deductions due during the late period (if
                                                    applicable); MINUS
                                               -    any outstanding indebtedness or due and unpaid
                                                    charges; PLUS
                                               -    any additional insurance in force provided by rider.

     We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.

LIFE INSURANCE BENEFIT OPTIONS

     The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value. You may choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.

LIFE INSURANCE BENEFIT UNDER OPTION 1 IS THE   1.   the face amount of the Policy; OR
GREATER OF:
                                               2.   the applicable percentage called the "limitation
                                                    percentage," MULTIPLIED BY the cash value on the
                                                    insured's date of death.

     Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

     Option 1 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

LIFE INSURANCE BENEFIT UNDER OPTION 2 IS THE   1.   the face amount; PLUS
GREATER OF:
                                                    - the cash value on the insured's date of death; OR

                                               2.   the limitation percentage; MULTIPLIED BY
                                                    - the cash value on the insured's date of death.

     Under Option 2, the life insurance benefit always varies as the cash value varies.

     Option 2 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

LIFE INSURANCE BENEFIT UNDER OPTION 3 IS THE   1.   the face amount; PLUS
GREATER OF:
                                                    - cumulative premiums paid; LESS
                                                    - cumulative partial withdrawals; OR

                                               2.   the limitation percentage; MULTIPLIED BY
                                                    - the cash value on the insured's date of death.

     Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

     Option 3 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

                                 *     *     *

     The Policy is intended to qualify under Section 7702 of the Internal Revenue Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

     To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

LIFE INSURANCE BENEFIT COMPLIANCE TESTS

     To qualify the Policy as life insurance under the Code, owners may choose between two Life Insurance Benefit Compliance Tests -- either the Guideline Premium Test or the Cash Value Accumulation Test. An owner may not change tests. Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)

             LIMITATION PERCENTAGES TABLE - GUIDELINE PREMIUM TEST

 INSURED'S                    INSURED'S                    INSURED'S
ATTAINED AGE                 ATTAINED AGE                 ATTAINED AGE
 ON POLICY      LIMITATION    ON POLICY      LIMITATION    ON POLICY      LIMITATION
ANNIVERSARY     PERCENTAGE   ANNIVERSARY     PERCENTAGE   ANNIVERSARY     PERCENTAGE
------------    ----------   ------------    ----------   ------------    ----------
    0-40           250            59            134
     41            243            60            130            78            105
     42            236            61            128            79            105
     43            229            62            126            80            105
     44            222            63            124            81            105
     45            215            64            122            82            105
     46            209            65            120            83            105
     47            203            66            119            84            105
     48            197            67            118            85            105
     49            191            68            117            86            105
     50            185            69            116            87            105
     51            178            70            115            88            105
     52            171            71            113            89            105
     53            164            72            111            90            105
     54            157            73            109            91            104
     55            150            74            107            92            103
     56            146            75            105            93            102
     57            142            76            105          94-99           101
     58            138            77            105         100 and          100
                                                             older

          LIMITATION PERCENTAGES TABLE - CASH VALUE ACCUMULATION TEST

 INSURED'S      LIMITATION      INSURED'S      LIMITATION      INSURED'S      LIMITATION
ATTAINED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE
 ON POLICY     -------------    ON POLICY     -------------    ON POLICY     -------------
ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE
------------   ----   ------   ------------   ----   ------   ------------   ----   ------
     20        631     751          47        267     312          74        137     148
     21        612     727          48        259     303          75        135     145
     22        595     704          49        251     294          76        133     142
     23        577     681          50        244     285          77        131     139
     24        560     659          51        237     276          78        129     136
     25        542     638          52        230     268          79        127     134
     26        526     617          53        224     261          80        125     131
     27        509     597          54        218     253          81        124     129
     28        493     578          55        212     246          82        122     127
     29        477     559          56        206     239          83        121     125
     30        462     541          57        201     232          84        119     123
     31        447     523          58        195     226          85        118     121
     32        432     506          59        190     219          86        117     119
     33        418     489          60        186     213          87        116     118
     34        404     473          61        181     207          88        115     117
     35        391     458          62        177     201          89        114     115
     36        379     443          63        172     196          90        113     114
     37        366     428          64        168     191          91        112     113
     38        355     414          65        164     186          92        111     111
     39        343     401          66        161     181          93        110     110
     40        332     388          67        157     176          94        109     109
     41        322     376          68        154     172          95        107     108
     42        312     364          69        151     167          96        106     106
     43        302     353          70        148     163          97        105     105
     44        293     342          71        145     159          98        103     103
     45        284     332          72        142     155          99        102     102
     46        275     322          73        140     152         100        100     100

     If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

     Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test
(CVAT)".

     You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

CHOOSING A LIFE INSURANCE BENEFIT OPTION


     You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay. Your policy will be issued with Option 1 if no life insurance benefit option is designated on the application.


     Option 1 could be considered more suitable for you if your goal is to increase cash value based upon positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

CHANGING THE LIFE INSURANCE BENEFIT OPTION

     After the first Policy year, you may change the life insurance benefit option for an insured's coverage (subject to the rules below). We will notify you of the new face amount.

     - You may not change between Options 2 and 3.

     - You must send your written request to our home office.

     - We may require proof of insurability.

     - The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

     - You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

     - If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

     - If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

     - You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

     - There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.

HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT

     As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).

CHANGING THE FACE AMOUNT

     Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

DECREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's face amount.

CONDITIONS FOR DECREASING THE
FACE
AMOUNT:                          - You must send your written request to our
                                   home office.

                                 - You may not decrease your face amount lower
                                   than $1,000.

                                 - You may not decrease your face amount if it
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.

                                 - A decrease in face amount will take effect on
                                   the monthly deduction day on or immediately following our receipt of your written request.

INCREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy's face amount.

CONDITIONS FOR INCREASING THE
FACE
AMOUNT:                          - You must submit a written application to our
                                   home office.

                                 - You must submit additional evidence of
                                   insurability as requested.

                                 - We reserve the right to decline any increase
                                   request.

                                 - You do not need to increase your premium, but
                                   there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.

                                 - An increase in face amount will take effect
                                   on the monthly deduction day on or after we approve your written request.

                                 - The two year period in the incontestability
                                   and suicide exclusion provision will each start on the date such increase takes effect.

                                 - IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE
                                   NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

DURATION OF THE POLICY

     The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

PAYMENT OPTIONS

     We will pay the Policy proceeds in one sum or, if elected, all or part of the proceeds may be placed under the fixed period option.

SURRENDERS AND PARTIAL WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS

     You must make a written request containing an original signature to surrender your Policy for its net cash value as calculated at the end of the valuation day on which we receive your request at our home office. The insured must be alive and the Policy must be in force when you make your written request. If the Policy is completely surrendered and ownership has not been transferred except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits, we may pay you an amount in addition to the net cash value. This additional amount will not be paid on partial surrenders or on full surrenders with proceeds paid to a party other than the owner. The additional amount varies by the number of years since the effective date, the amount of premium paid in the first year, the target premium, the cash value and any other factor reasonably related to the Policy's expected acquisition or administrative cost. We will not unfairly discriminate in determining the additional amount A surrender is effective as of the date when we receive your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

PARTIAL WITHDRAWALS

     After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

CONDITIONS FOR PARTIAL WITHDRAWALS:

     - You must send your written partial withdrawal request with an original signature to our home office.

     - The minimum amount of the partial withdrawal is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining amount in each subaccount or the fixed account from which the partial withdrawal is made.

     - There is no limit to the number of partial withdrawals per Policy year.

     - The partial withdrawal will be deducted from each of the subaccounts and the fixed account on a pro rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

     - You may not take a partial withdrawal if it will reduce the face amount below the minimum face amount set forth in the Policy.

     - We generally will pay a partial withdrawal request within seven days following the valuation day we receive the request at our home office.

     - We will deduct a processing fee equal to the lesser of $25 or 2% of the amount you withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

     - The cash value and the net cash value will be reduced, as of the date of payment, by the amount of partial withdrawal that you make.

     - You may not take a partial withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.

     - A partial withdrawal may have tax consequences.

     If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.

LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL

     After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from or secured by a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan.

CONDITIONS FOR POLICY LOANS:

     - We may require you to borrow at least $500.

     - The maximum amount you may borrow is 90% of the net cash value.

     - Outstanding loans have priority over the claims of any assignee or other person.

     - The loan may be repaid totally or in part.


     When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account to which amounts are transferred as collateral for a Policy loan.


     We normally pay the amount of the loan within seven days after we receive a proper loan request at our home office. We may postpone payment of loans under certain conditions.

     You may also fax your loan request to us at 319-369-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

     At each Policy anniversary, we will compare the outstanding loan to the amount in the loan account including interest credited to the loan account during the previous Policy year. We will also make this comparison any time you repay all or part of the loan or make a request to borrow an additional amount.

At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts and the fixed account to the loan account in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

  INTEREST RATE CHARGED

     We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+ (4.00% maximum guaranteed). Interest is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 4.00%, any subsequent increase in the interest rate is subject to the following conditions:

     - The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

     - We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

     - We will give notice of any change in the annual interest rate within 30 days of the change.

  LOAN ACCOUNT INTEREST RATE CREDITED

     We will credit the amount in the loan account with interest at an effective annual rate of 2.00%.

  MAXIMUM LOAN ACCOUNT INTEREST RATE

     The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

  INDEBTEDNESS

     Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

  REPAYMENT OF INDEBTEDNESS


     You may repay indebtedness at any time. Payments must be sent to our home office and will be credited as of the date received. WE WILL TREAT PAYMENTS MADE WHILE THERE IS INDEBTEDNESS AS LOAN REPAYMENTS UNLESS YOU INDICATE THAT THE PAYMENT IS A PREMIUM PAYMENT. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.


EFFECT OF POLICY LOANS

     A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

     There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE

     Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a Policy with loans outstanding may have tax consequences.

     If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the LATE PERIOD. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.


     If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and the fixed account and will charge any monthly deductions due to the subaccounts and the fixed account according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately before the commencement of the late period, reduced by any due and unpaid charges.


REINSTATEMENT

     At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

     - submit a written application for reinstatement to our home office;


     - provide evidence of insurability that is satisfactory to us;


     - make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

     - either reinstate or repay any unpaid loan.

     We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Your Policy will terminate on the earliest of:

     - the end of the late period;

     - the date the insured dies; or

     - the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

     Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies where the maturity date has been extended will be excludible from the beneficiary's gross income and whether Policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

     In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

     Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

     - All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

     - A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

     - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

     Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax if Policy benefits are reduced during the first 15 Policy years due to such distributions.


     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 17th Policy year are less clear, and a tax advisor should be consulted about such loans.


     Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

     MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

     CONTINUATION BEYOND AGE 100. If the Policy continues in force beyond the insured's 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.


     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


     LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.


     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.


     INVESTMENT IN THE POLICY. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a distribution.

     DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.


     BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted rules relating to life insurance owned by businesses, and the IRS has issued guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

     NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.


     ALTERNATIVE MINIMUM TAX. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.


     OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. When the insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the insured owned the policy. If the Owner was not the insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.


     ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.



     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.



     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

     POSSIBLE CHARGES FOR TRANSAMERICA LIFE'S TAXES. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts and the fixed account or to the Policies. We reserve the right to charge the subaccounts and the fixed account for any future taxes or economic burden we may incur.

     To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.


OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

     We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement option within seven calendar days after we receive all applicable written notices and/or due proof of death at our home office. However, we can postpone such payments if:

     - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

     - the SEC permits, by an order, the postponement for the protection of policyowners; OR

     - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, life insurance benefit proceeds or surrenders from the fixed account for up to six months.

     Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policyowner or the insured and the Policy to government agencies and departments.

SPLIT DOLLAR ARRANGEMENTS

     You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee's beneficiary would receive the balance of the proceeds.

     No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our home office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

     On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TERM INSURANCE RIDER

     The following supplemental benefit (rider) is available and may be added to a Policy. The monthly charge for this rider is deducted from cash value as part of the monthly deduction. The rider available with the Policies provides benefits that do not vary with the investment experience of the separate account. The rider may not be available in all states. Adding this supplemental benefit to an existing Policy or canceling it may have tax consequences, and you should consult a tax advisor before doing so.

     Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

FEATURES OF TERM INSURANCE RIDER:              -    The rider increases the Policy's life insurance
                                                    benefit.
                                               -    The rider may be purchased at the time of application
                                                    or after the Policy is issued.
                                               -    The term insurance rider terminates at age 100.
                                               -    You may reduce or cancel coverage under the term
                                                    insurance rider separately from reducing the face
                                                    amount of the Policy.
                                               -    The face amount of the Policy may be decreased,
                                                    subject to certain minimums, without reducing the
                                                    coverage under the term insurance rider.

EXPERIENCE CREDITS RIDER

     Under the experience credits rider, certain Policies with the same owner, that we determine satisfy our guidelines, will be eligible for experience credits.

FEATURES OF EXPERIENCE CREDITS RIDER:          -    Overall policy costs may be less over time if
                                                    experience credits are paid.
                                               -    The amount of the experience credit, if any, will be
                                                    allocated pro rata to the subaccounts or in some
                                                    other manner as agreed to by us.

     We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES


     DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. We have entered into a principal underwriting agreement with our affiliate, AFSG, for the distribution and sale of the Policies. We reimburse AFSG for certain expenses it incurs in order to pay for the distribution of the Policies (i.e., commissions payable to selling firms selling the Policies, as described below.) Our parent company provides paid-in capital to

AFSG and pays the cost of AFSG's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.



     COMPENSATION TO BROKER-DEALERS SELLING THE POLICIES. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws and state insurance law. The selling firms have entered into written selling agreements with us and with AFSG as principal underwriter for the Policies. We pay commissions through AFSG to the selling firms for their sales of the Policies.



     A limited number of broker-dealers may also be paid to "wholesale" the Policies, that is, to provide marketing support to the broker-dealer firms that do the actual selling.



     The selling firms who have selling agreements with us and AFSG are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but are not expected to be greater than:



     - 20% of all premiums paid up to target premium in the first Policy year; PLUS



     - 2.6% of all premiums paid in excess of target premium in first Policy year; PLUS



     - 10% of all premiums paid up to target premium in years 2 through 4; PLUS



     - 2.6% of all premiums paid in excess of target premium in years 2 through 4; PLUS



     - 3.2% of all premiums paid in years 5 through 7; PLUS



     - 2.6% of all premiums paid in excess of target premium in years 5 through 7; PLUS



     - 2.4% of all premiums paid in years 8+.



     We will pay an additional trail commission of 0.10% on the account value in years 2 through 20 and 0.05% in all subsequent Policy years in which such policies are in force at the end of the year.



     The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR SALES REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT YOUR SALES REPRESENTATIVE AND THE SELLING FIRM FOR WHICH HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A POLICY.



     Flat fees may also be paid to unaffiliated selling firms providing wholesaling services (such as setting up broker meetings, providing sales support and training for sales representatives who sell the Policies).



     ADDITIONAL COMPENSATION PAID TO SELECTED SELLING FIRMS. In exchange for providing us with access to their distribution network, certain selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates, based on sales volume or flat-fee arrangements. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differs between selling firms.



     We may also enter into an agreement with selling firms that permits certain selected registered representatives to draw monthly commissions in advance for a period of time. Such advances may provide these registered representatives and their selling firm with an incentive to sell the Policies in order to reimburse us for the advanced commissions.



     Commissions and other incentives or payments described above are not charged directly to Policy owners or the separate account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy and other corporate revenue.



     You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.


STATE VARIATIONS

     The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our home office for more specific information.

LEGAL PROCEEDINGS

     Transamerica Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement or on Transamerica Life's ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS

     The financial statements of Transamerica Life and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Glossary....................................................
The Policy - General Provisions.............................
  Entire Contract...........................................
  Information in the Application for this Policy............
  Ownership Rights..........................................
     Changing the Owner.....................................
     Choosing the Beneficiary...............................
     Changing the Beneficiary...............................
     Assigning the Policy...................................
     Exchanging the Policy..................................
     Selecting the Tax Test.................................
  Our Right to Contest the Policy...........................
  Suicide Exclusion.........................................
  Misstatement of Age or Sex................................
  Modifying the Policy......................................
  Addition, Deletion or Substitution of Portfolios..........
Additional Information......................................
  Settlement Options........................................
  Additional Information about Transamerica Life and the
     Separate Account.......................................
  Changes to the Separate Account...........................
  Potential Conflicts of Interest...........................
  Legal Matters.............................................
  Variations in Policy Provisions...........................
  Personalized Illustrations of Policy Benefits.............
  Sale of the Policies......................................
  Reports to Owners.........................................
  Claims of Creditors.......................................
  Records...................................................
  Additional Information....................................
  Independent Registered Public Accounting Firm.............
  Financial Statements......................................
Underwriting................................................
  Underwriting Standards....................................
IMSA........................................................
Performance Data............................................
  Other Performance Data in Advertising Sales Literature....
  Transamerica Life's Published Ratings.....................
Index to Financial Statements...............................
  Transamerica Corporate Separate Account Sixteen...........
  Transamerica Life Insurance Company.......................

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

account(s) -- The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit -- These are the accounting units used to calculate the values under this Policy.

age -- The issue age plus the number of completed Policy years since the effective date.

beneficiary -- The person (s) to whom the life insurance benefit proceeds are paid upon the death of the insured.


cash value -- after the free look period, the cash value is the value of the Policy's accumulation units in each subaccount plus the fixed account plus the amount in the loan account, less any mortality and expense risk charges which have accrued since the last monthly deduction day.


Code -- The Internal Revenue Code of 1986, as amended.

effective date -- The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years, and Policy months are determined. This date is shown on the Policy specifications page.

face amount -- The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.


fixed account -- An option to which you may allocate net premiums and cash value. The fixed account is part of our general account. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.


free-look period -- The 10-day (or longer, if required by state law) period following delivery in which the Policy can be returned to us.

general account -- The assets of the Company other than those allocated to the separate account or any other separate account established by the Company.

guideline premium -- The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

home office -- Transamerica Life's home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-398-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday-Friday from 8:00 a.m.-4:30 p.m. Central Standard Time.

indebtedness -- The loan amount plus any accrued loan interest.

insured -- The person upon whose life the Policy is issued.

issue age -- The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse -- Termination of the Policy at the expiration of the late period while the insured is still living.

late period -- The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.


life insurance benefit -- The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.


life insurance benefit option -- One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds -- The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.


loan account -- A portion of the Company's general account to which cash value is transferred to provide collateral for any loan taken under the Policy.


loan account value -- The cash value in the loan account.

loan amount -- The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

loan value -- After the first Policy year, the loan value on any given date is equal to 90% of the nest cash value on that date.


monthly deduction charges -- Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and any temporary flat extra rating shown on the Policy specifications page.


monthly deduction day -- The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value -- The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium -- The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policyowner less the applicable percent of premium loads.

1940 Act -- The Investment Company Act of 1940, as amended.

NYSE -- New York Stock Exchange.

partial withdrawal -- An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

percent of premium load -- The percent shown on the Policy specifications page deducted from each premium paid.

planned premium -- The premium you select as a level amount that you plan to pay on a monthly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

Policy anniversary -- The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month -- A one-month period beginning on the monthly deduction day.

Policy year -- A twelve-month period beginning on the effective date or on a Policy anniversary.

policyowner (owner, you, your) -- The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio (s) -- A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC -- U.S. Securities and Exchange Commission.

separate account -- One or more investment accounts established by the Company to receive and invest net premiums allocated under the Policy as designated on the Policy specification page.

settlement options -- The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.


subaccount -- A sub-division of the separate account. Each subaccount invests in the shares of the specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.


subaccount value -- The cash value in a subaccount.

target premium -- Amount of premium used to determine the percent of premium loads.

transfer -- A transfer of amounts between subaccounts of the separate account or the fixed account.

transfer charge -- The Company reserves the right to apply a charge of $25.00 for each transfer after the first twelve (12) transfers in a given Policy Year.

valuation day -- Each day on which the New York Stock Exchange is open for regular trading.

valuation period -- The period from the close of the immediately preceding valuation day to the close of the current valuation day.

we, us, our -- Transamerica Life Insurance Company. ("Transamerica Life")

written notice -- The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS


     In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you with certain personalized hypothetical illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2004. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


INQUIRIES

     To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

     For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our home office at:

     Transamerica Life Insurance Company
     4333 Edgewood Road NE
     Mail Stop 2390
     Cedar Rapids, Iowa 52499
     1-888-804-8461
     Facsimile: 1-319-369-2378
     (Monday-Friday from 8:00 a.m.-4:30 p.m. Central time)

     More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.


     AFSG serves as the principal underwriter for the Policies. More information about AFSG is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.


SEC File No. 333-109579/811-21440

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------



                                                                     MAY 1, 2005


                                   ADVANTAGE X
                                 ISSUED THROUGH
                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                                       BY
                       TRANSAMERICA LIFE INSURANCE COMPANY
                                  HOME OFFICE:
                               4333 EDGEWOOD RD NE
                                  MAILSTOP 2390
                             CEDAR RAPIDS, IA 52499
                          1-888-804-8461 1-319-398-8572



This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Advantage X, an individual variable adjustable life insurance policy offered by Transamerica Life Insurance Company ("Transamerica Life"), a Transamerica Company and member of AEGON Insurance Group. You may obtain a copy of the prospectus dated May 1, 2005, by calling 1-888-804-8461 or 1-319-398-8572 (Monday - Friday from 8:00 a.m. - 4:30 p.m.
CST), or by writing to the home office at Transamerica Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.


  THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY AND TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN.


TABLE OF CONTENTS

Glossary ...................................................................ii
The Policy - General Provisions .............................................1
    Entire Contract..........................................................1
    Information in the Application for this Policy...........................1
    Ownership Rights.........................................................1
         Changing the Owner..................................................1
         Choosing the Beneficiary............................................1
         Changing the Beneficiary............................................2
         Assigning the Policy................................................2
         Exchanging the Policy...............................................2
    Selecting the Tax Test...................................................3
    Our Right to Contest the Policy..........................................3
    Suicide Exclusion........................................................4
    Misstatement of Age or Sex...............................................4
    Modifying the Policy.....................................................4
    Addition, Deletion or Substitution of Portfolios.........................4
Additional Information.......................................................5
    Settlement Options.......................................................5
    Additional Information about Transamerica Life and the Separate Account..6
    Changes to the Separate Account..........................................6
    Potential Conflicts of Interest..........................................7
    Legal Matters............................................................7
    Variations in Policy Provisions..........................................7
    Personalized Illustrations of Policy Benefits............................8
    Sale of the Policies.....................................................8
    Reports to Owners........................................................8
    Claims of Creditors......................................................9
    Records..................................................................9
    Additional Information...................................................9
    Independent Registered Public Accounting Firm............................9
    Financial Statements.....................................................9
Underwriting................................................................10
    Underwriting Standards..................................................10
IMSA .......................................................................10
Performance Data............................................................10
    Performance Data in Advertising Sales Literature........................10
    Transamerica Life's Published Ratings...................................10
Index to Financial Statements...............................................11
    Transamerica Corporate Separate Account Sixteen.........................11
    Transamerica Life Insurance Company.....................................11

GLOSSARY

account(s) - The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit - These are the accounting units used to calculate the values under this Policy.

age - The issue age plus the number of completed Policy years since the effective date.

beneficiary - The person(s) to whom the life insurance benefit proceeds are paid upon the death of the insured.

cash value - After the free look period, the cash value is the value of the Policy's accumulation units in each subaccount plus the fixed account plus the amount in the loan account, less any mortality and expense risk charges which have accrued since the last monthly deduction day.

Code - The Internal Revenue Code of 1986, as amended.

effective date - The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years and Policy months are determined. This date is shown on the Policy specifications page.

face amount - The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.


fixed account - An option to which you may allocate net premiums and cash value. The fixed account is part of our general account. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.


general account - The assets of the Company other than those allocated to the separate account or any other separate account established by the Company.

guideline premium - The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.


home office - Transamerica Life's home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-398-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday - Friday from 8:00 a.m. - 4:30 p.m. Central Standard Time.


indebtedness - The loan amount plus any accrued loan interest.

insured - The person upon whose life the Policy is issued.

issue age - The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse - Termination of the Policy at the expiration of the late period while the insured is still living.

late period - The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit - The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.

life insurance benefit option - One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force.

The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account - A portion of the Company's general account to which cash value is transferred to provide collateral for any loan taken under the Policy. loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

monthly deduction - Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and any temporary flat extra rating shown on the Policy specifications page.


monthly deduction day - The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.


net cash value - The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium - The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policyowner less the applicable percent of premium loads.

1940 Act - The Investment Company Act of 1940, as amended.


partial withdrawal - An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.


Policy anniversary - The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month - A one-month period beginning on the monthly deduction day.

Policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.

policyowner (owner, you, your) - The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio(s) - A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC - U.S. Securities and Exchange Commission.

separate account - One or more investment accounts established by the Company to receive and invest net premiums allocated under the Policy as designated on the Policy specification page.

settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount - A sub-division of the separate account. Each subaccount invests in the shares of a specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value - The cash value in a subaccount.

target premium - Amount of premium used to determine the percent of premium loads.

transfer - A transfer of amounts between subaccounts of the separate account or the fixed account.

we, us, our - Transamerica Life Insurance Company.  ("Transamerica Life")

written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Life and the Policy, which may be of interest to a prospective purchaser.

THE POLICY - GENERAL PROVISIONS

ENTIRE CONTRACT
---------------

The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.

INFORMATION IN THE APPLICATION FOR THIS POLICY
----------------------------------------------

In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.

No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.

OWNERSHIP RIGHTS
----------------

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

CHANGING THE OWNER

- Change the owner by providing written notice to us at our home office at any time while the insured is alive and the Policy is in force.

- Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

-    Changing the owner does not automatically change the beneficiary.

- Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

- We are not liable for payments we made before we received the written notice at our home office.

CHOOSING THE BENEFICIARY

- The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.

- Any beneficiary designation is revocable unless otherwise stated in the designation.

- If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

- If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.

- If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to you.

CHANGING THE BENEFICIARY

- The owner changes the beneficiary by providing written notice to us at our home office any time while the insured is alive and the Policy is in force.

- Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.

- We are not liable for any payments we made before we received the written notice at our home office.

ASSIGNING THE POLICY

-    The owner may assign Policy rights while the insured is alive.

-    The owner retains any ownership rights that are not assigned.

-    We must receive written notice of the assignment at our home office.

- Assignee may not change the owner or the beneficiary and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

-    An assignment is subject to any loan amount.

- Claims under any assignment are subject to proof of interest and the extent of the assignment.

-    We are not:

     - bound by any assignment unless we receive a written notice of the assignment at our home office;

     -    responsible for the validity of any assignment;

     - liable for any payment we made before we received written notice of the assignment at our home office; or

     - bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

- Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

EXCHANGING THE POLICY

- Within 24 months of the issue date of this Policy, you may exchange the Policy for a new policy on the life of the insured without evidence of insurability.

-    In order to exchange this Policy, we will require:

     -    that this Policy be in effect on the date of the exchange;

     -    repayment of any unpaid loan;

     - an adjustment, if any, for premiums and cash values of this and the new policy.

-    The date of exchange will be the later of:

     - the date you send this Policy along with a signed written request for an exchange;

     - the date we receive at our home office, or at any other location that we indicate to you in writing, the necessary payment for the exchange.

- The date of the exchanged policy will be the same as the date of the original Policy.

- The benefits of the new policy will not reflect the investment experience of the separate account.

- The new policy will be on a permanent plan of life insurance that we would be offering for this purpose on the date of issue of this Policy.

- The new policy will have a face amount equal to the initial face amount of this Policy. It will be based on the same issue age, sex and class of risk as this Policy.

- All riders attached to this Policy will end on the date of exchange, unless we agree otherwise.

-    An exchange may have tax consequences.

SELECTING THE TAX TEST
----------------------

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.

OUR RIGHT TO CONTEST THE POLICY
-------------------------------

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the effective date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount effective after the effective date, or any reinstatement, for two years from the effective date of the increase or reinstatement.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two year contestable period will be measured from the date this corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.

SUICIDE EXCLUSION
-----------------

If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR SEX
--------------------------

If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured's correct age and sex.

MODIFYING THE POLICY
--------------------

Only our President, one of the Vice Presidents, Secretary or an officer of Transamerica Life may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice, and we will make appropriate endorsements to the Policy.


ADDITION, DELETION OR SUBSTITUTION OF PORTFOLIOS
------------------------------------------------


We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act,

(2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee or (4) combined with one or more other separate accounts or subaccounts.

ADDITIONAL INFORMATION

SETTLEMENT OPTIONS
------------------

When the insured dies, the policy proceeds will be paid in one sum or, if elected, a fixed period option.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under a settlement option, the dollar amount of each payment may depend on four things:

     - the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured's date of death;

     -    the interest rate we credit on those amounts;

     -    the mortality tables we use; and

     -    the specific payment option(s) you choose.

If the fixed period option is selected, we will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months. We will stop making payments once we have made all the payments for the period selected.

If the regular payment under the fixed period option is less than $100, we may pay any unpaid amount or present value in one lump sum. We may make other settlement options available in the future.


Even if the life insurance benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the life insurance benefit after the insured's death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.


All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 2%. The payee will receive the greater of:

     1. The income rates in effect for us at the time the income payments are made; or

     2.   The following income rates as guaranteed in the Policy.


                                MONTHLY
               FIXED          INSTALLMENT
              PERIOD              PER
            (IN MONTHS)        $1,000.00

         ------------------------------------

                 60            $17.49

                120              9.18

                180              6.42

                240              5.04

                300              4.22

                360              3.68

         ------------------------------------

ADDITIONAL INFORMATION ABOUT TRANSAMERICA LIFE AND THE SEPARATE ACCOUNT
-----------------------------------------------------------------------

Transamerica Life is a stock life insurance company that is wholly-owned by Transamerica Holding Company, LLC, which, in turn, is wholly-owned by AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group. Transamerica Life's home office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.

Transamerica Life was incorporated in 1961 under the laws of Iowa as NN Investors Life Insurance Company, Inc. and is subject to regulation by the Insurance Department of the State of Iowa, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica Life is licensed to sell insurance in all states (except New York), Guam, and in the District of Columbia. Transamerica Life submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica Life established the separate account as a separate investment account under Iowa law in 2003. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica Life, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Transamerica Life holds the assets of the separate account apart from the general account. Transamerica Life maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica Life. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

CHANGES TO THE SEPARATE ACCOUNT
-------------------------------

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

     - Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

     -    Add new portfolios or remove existing portfolios;

     - Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

     - Close subaccounts to allocations of new premiums by existing or new policyowners at any time at our discretion;

     - Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

     - Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

     - Combine the separate account with other separate accounts and/or create new separate accounts;

     - Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

     - Manage the separate account under the direction of a committee at any time;

     - Make any changes required by the 1940 Act or other applicable law or regulation; and

     - Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

POTENTIAL CONFLICTS OF INTERESTS
--------------------------------

Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Transamerica Life or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for variable life insurance policies, variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance Policy owners and those given by variable annuity contract owners. Although neither Transamerica Life nor the portfolios currently foresee any such disadvantages, Transamerica Life and each portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Transamerica Life will bear the attendant expenses, but variable life insurance Policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

LEGAL MATTERS
-------------

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

VARIATIONS IN POLICY PROVISIONS
-------------------------------

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions of use on the fixed account and different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS
---------------------------------------------

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts and hypothetical rates of return (within limits) that you request.

The illustrations also will reflect the average portfolio expenses for 2004. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

SALE OF THE POLICIES
--------------------


We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.



AFSG serves as principal underwriter for the Policies. AFSG's home office is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. AFSG is an affiliate of Transamerica Life, the distributor for the Policies, and, like Transamerica Life, is an indirect, wholly owned subsidiary of AEGON USA. AFSG is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. AFSG is not a member of the Securities Investor Protection Corporation.



The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with AFSG. AFSG compensates these selling firms for their services. Sales representatives are appointed as our insurance agents.



During the fiscal year 2004 the amount paid to AFSG in connection with all Policies sold through the separate account was $3,595,963.83. AFSG passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as principal underwriter for the Policies. Our parent company provides paid-in capital contributions to AFSG and pays for AFSG's operating and other expenses, including overhead, legal and accounting fees.



We and/or AFSG may pay certain selling firms additional cash amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them. We and/or AFSG may make additional payments to certain selling firms based on aggregate sales or persistency standards. These various payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.


REPORTS TO OWNERS
-----------------

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:



[X]   the current cash value                      [X]  any activity since the last report

[X]   the current net cash value                  [X]  the current subaccount values and loan account value

[X]   the current life insurance benefit          [X]  current net premium allocations

[X]   the current loan amount                     [X]  any other information required by law

In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

CLAIMS OF CREDITORS
-------------------

Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

RECORDS
-------

We will maintain all records relating to the separate account and the fixed account.

ADDITIONAL INFORMATION
----------------------

A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------



The financial statements of the separate account at December 31, 2004 and for the periods disclosed in the financial statements, and the financial statements and schedules of Transamerica Life at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS
--------------------


The separate account's financial statements, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages.



Transamerica Life's financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these financial statements and schedules only as bearing upon Transamerica Life's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.


Transamerica Life's financial statements and schedules at December 31, 2004, 2003 and 2002 and for each of the three years in the period ended December 31, 2004, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.

UNDERWRITING

UNDERWRITING STANDARDS
----------------------

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana to insure residents of that state on actuarial tables that do not differentiate on the basis of sex.

Your cost of insurance charge will vary by the insured's sex, issue age on the effective date and rate class. We currently place insureds into the following rate classes:

     -    Medical issue;

     -    Simplified issue;

     -    Guaranteed Issue;

     -    Non-tobacco use;

     -    Tobacco use

We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.

IMSA

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 202-624-2121.

PERFORMANCE DATA

PERFORMANCE DATA IN ADVERTISING SALES LITERATURE
------------------------------------------------

We may compare each subaccount's performance to the performance of:

-    other variable life issuers in general;

- variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

     - Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

- the Standard & Poor's Index of 500 Common Stocks or other widely recognized indices;

     - unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

-    other types of investments, such as:

     -    certificates of deposit;

     -    savings accounts and U.S. Treasuries;

     - certain interest rate and inflation indices (e.g., the Consumer Price Index); or

     - indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

TRANSAMERICA LIFE'S PUBLISHED RATINGS
-------------------------------------

We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios or to their performance.

INDEX TO FINANCIAL STATEMENTS

TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
-----------------------------------------------

Report of Independent Registered Public Accounting Firm

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to the Financial Statements


TRANSAMERICA LIFE INSURANCE COMPANY
-----------------------------------

Report of Independent Registered Public Accounting Firm, dated February 18, 2005

AUDITED FINANCIAL STATEMENTS

Balance Sheets - Statutory Basis

Statements of Operations - Statutory Basis

Statements of Changes in Capital and Surplus - Statutory Basis

Statements of Cash Flow - Statutory Basis

Notes to Financial Statements - Statutory-Basis

STATUTORY-BASIS FINANCIAL STATEMENT SCHEDULES

Summary of Investments - Other Than Investments in Related Parties

Supplementary Insurance Information

Reinsurance

                              FINANCIAL STATEMENTS
                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          YEAR ENDED DECEMBER 31, 2004

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                              FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2004


                                    CONTENTS

Report of Independent Registered Public Accounting Firm ....................   1

Financial Statements

Statements of Assets and Liabilities .......................................   3
Statements of Operations ...................................................   9
Statements of Changes in Net Assets ........................................  17
Notes to Financial Statements ..............................................  33

             Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners
Transamerica Corporate Separate Account Sixteen
Transamerica Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Transamerica Corporate Separate Account Sixteen (comprised of the Balanced, Contrafund(R), Growth, High Income, Capital Appreciation, Flexible Income, International Growth, Mid Cap Growth, All Asset, Real Return, Short - Term, StocksPLUS Growth and Income, Total Return, Royce Micro-Cap, Royce Small - Cap, Scudder VIT Small Cap Index, T. Rowe Price Blue Chip Growth, T. Rowe Price Equity Income, T. Rowe Price Mid - Cap Growth, T. Rowe Price International Stock, Vanguard VIF Balanced, Vanguard VIF Diversified Value, Vanguard VIF Equity Index, Vanguard VIF High Yield Bond, Vanguard VIF International, Vanguard VIF Mid - Cap Index, Vanguard VIF Money Market, Vanguard VIF REIT Index, Vanguard VIF Short - Term Corporate, Vanguard VIF Small Company Growth, Vanguard VIF Total Bond Market Index, Vanguard VIF Total Stock Market Index subaccounts), as of December 31, 2004, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the mutual funds' transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Corporate Separate Account Sixteen at December 31, 2004, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

                                                   /s/Ernst & Young LLP

Des Moines, Iowa
January 31, 2005

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                                                       GROWTH                                            CAPITAL
                                    BALANCED       CONTRAFUND(R)    OPPORTUNITIES      GROWTH         HIGH INCOME      APPRECIATION
                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                  ------------     -------------    -------------    ------------     ------------     ------------
Assets
    Investment in securities:
       Number of shares              7,006.265       17,637.479            0.000        5,579.120        5,112.500        1,217.572
                                  ============     ============     ============     ============     ============     ============
       Cost                       $     94,221     $    417,228     $         --     $    171,013     $     33,304     $     29,159
                                  ============     ============     ============     ============     ============     ============

    Investments in mutual funds,
        at net asset value        $    100,540     $    469,510     $         --     $    178,588     $     35,788     $     29,928
     Receivable for units sold              --               --               --                1               --               --
                                  ------------     ------------     ------------     ------------     ------------     ------------
Total assets                           100,540          469,510               --          178,589           35,788           29,928
                                  ------------     ------------     ------------     ------------     ------------     ------------
LIABILITIES
    Payable for units redeemed              --               --               --               --               --               --
                                  ------------     ------------     ------------     ------------     ------------     ------------
                                  $    100,540     $    469,510     $         --     $    178,589     $     35,788     $     29,928
                                  ============     ============     ============     ============     ============     ============
NET ASSETS:
    Deferred annuity contracts
       terminable by owners       $    100,540     $    469,510     $         --     $    178,589     $     35,788     $     29,928
                                  ------------     ------------     ------------     ------------     ------------     ------------
Total net assets                  $    100,540     $    469,510     $         --     $    178,589     $     35,788     $     29,928
                                  ============     ============     ============     ============     ============     ============
Accumulation units outstanding          93,126          391,291               --          165,850           32,420           24,068
                                  ============     ============     ============     ============     ============     ============
Accumulation unit value           $   1.079609     $   1.199900     $   1.112514     $   1.076809     $   1.103870     $   1.243449
                                  ============     ============     ============     ============     ============     ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                    FLEXIBLE       INTERNATIONAL      MID CAP
                                     INCOME            GROWTH          GROWTH         ALL ASSET       REAL RETURN       SHORT-TERM
                                   SUBACCOUNT        SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                  ------------     ------------     ------------     ------------     ------------     ------------
Assets
    Investment in securities:
       Number of shares              3,496.481            2,825        1,309.044            7,473       17,521.510        7,684.695
                                  ============     ============     ============     ============     ============     ============
       Cost                       $     43,153     $     68,486     $     28,276     $     83,628     $    227,064     $     77,584
                                  ============     ============     ============     ============     ============     ============
    Investments in mutual funds,
        at net asset value        $     42,447     $     76,788     $     33,826     $     86,832     $    226,378     $     77,462
     Receivable for units sold              --                1               --               --               43               --
                                  ------------     ------------     ------------     ------------     ------------     ------------
Total assets                            42,447           76,789           33,826           86,832          226,421           77,462
                                  ------------     ------------     ------------     ------------     ------------     ------------
LIABILITIES
    Payable for units redeemed              --               --               --               --               --               --
                                  ------------     ------------     ------------     ------------     ------------     ------------
                                  $     42,447     $     76,789     $     33,826     $     86,832     $    226,421     $     77,462
                                  ============     ============     ============     ============     ============     ============
NET ASSETS:
    Deferred annuity contracts
       terminable by owners       $     42,447     $     76,789     $     33,826     $     86,832     $    226,421     $     77,462
                                  ------------     ------------     ------------     ------------     ------------     ------------
Total net assets                  $     42,447     $     76,789     $     33,826     $     86,832     $    226,421     $     77,462
                                  ============     ============     ============     ============     ============     ============
Accumulation units outstanding          40,667           62,609           26,966           76,868          207,821           76,232
                                  ============     ============     ============     ============     ============     ============
Accumulation unit value           $   1.043774     $   1.226476     $   1.254367     $   1.129622     $   1.089501     $   1.016135
                                  ============     ============     ============     ============     ============     ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                   STOCKSPLUS                                                         SCUDDER VIT      T. ROWE PRICE
                                   GROWTH AND         TOTAL            ROYCE            ROYCE          SMALL CAP         BLUE CHIP
                                     INCOME           RETURN         MICRO-CAP        SMALL-CAP          INDEX             GROWTH
                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT         SUBACCOUNT
                                  ------------     ------------     ------------     ------------     ------------     -------------
Assets
    Investment in securities:
       Number of shares             22,701.156       20,958.244      169,718.189       11,525.878           18,844        4,445.282
                                  ============     ============     ============     ============     ============     ============
       Cost                       $    210,119     $    218,299     $  1,682,246     $    102,897     $    235,802     $     38,383
                                  ============     ============     ============     ============     ============     ============
    Investments in mutual funds,
        at net asset value        $    230,190     $    220,271     $  1,951,759     $    103,733     $    270,414     $     40,408
     Receivable for units sold              --                4               --            1,895               --               --
                                  ------------     ------------     ------------     ------------     ------------     ------------
Total assets                           230,190          220,275        1,951,759          105,628          270,414           40,408
                                  ------------     ------------     ------------     ------------     ------------     ------------
LIABILITIES
    Payable for units redeemed               1               --           24,063               --               --                1
                                  ------------     ------------     ------------     ------------     ------------     ------------
                                  $    230,189     $    220,275     $  1,927,696     $    105,628     $    270,414     $     40,407
                                  ============     ============     ============     ============     ============     ============
NET ASSETS:
    Deferred annuity contracts
       terminable by owners       $    230,189     $    220,275     $  1,927,696     $    105,628     $    270,414     $     40,407
                                  ------------     ------------     ------------     ------------     ------------     ------------
Total net assets                  $    230,189     $    220,275     $  1,927,696     $    105,628     $    270,414     $     40,407
                                  ============     ============     ============     ============     ============     ============
Accumulation units outstanding         199,281          209,071        1,628,015           82,085          220,445           35,764
                                  ============     ============     ============     ============     ============     ============
Accumulation unit value           $   1.155097     $   1.053590     $   1.184077     $   1.286819     $   1.226673     $   1.129829
                                  ============     ============     ============     ============     ============     ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                    T. ROWE        T. ROWE PRICE    T. ROWE PRICE                     VANGUARD VIF
                                  PRICE EQUITY        MID-CAP       INTERNATIONAL    VANGUARD VIF     DIVERSIFIED      VANGUARD VIF
                                     INCOME            GROWTH           STOCK          BALANCED          VALUE         EQUITY INDEX
                                   SUBACCOUNT        SUBACCOUNT       SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                  ------------     -------------    -------------    ------------     ------------     ------------
Assets
    Investment in securities:
       Number of shares             14,607.824        1,014.660       18,730.890           19,281           21,740           31,128
                                  ============     ============     ============     ============     ============     ============
       Cost                       $    308,835     $     21,475     $    222,440     $    336,043     $    267,958     $    815,971
                                  ============     ============     ============     ============     ============     ============
    Investments in mutual funds,
        at net asset value        $    326,339     $     23,895     $    251,743     $    359,021     $    294,575     $    880,598
     Receivable for units sold              --               --                1                1               --               --
                                  ------------     ------------     ------------     ------------     ------------     ------------
Total assets                           326,339           23,895          251,744          359,022          294,575          880,598
                                  ------------     ------------     ------------     ------------     ------------     ------------
LIABILITIES
    Payable for units redeemed              --               --               --               --               --               --
                                  ------------     ------------     ------------     ------------     ------------     ------------
                                  $    326,339     $     23,895     $    251,744     $    359,022     $    294,575     $    880,598
                                  ============     ============     ============     ============     ============     ============
NET ASSETS:
    Deferred annuity contracts
       terminable by owners       $    326,339     $     23,895     $    251,744     $    359,022     $    294,575     $    880,598
                                  ------------     ------------     ------------     ------------     ------------     ------------
Total net assets                  $    326,339     $     23,895     $    251,744     $    359,022     $    294,575     $    880,598
                                  ============     ============     ============     ============     ============     ============
Accumulation units outstanding         271,045           19,553          211,079          314,147          233,441          763,031
                                  ============     ============     ============     ============     ============     ============
Accumulation unit value           $   1.204000     $   1.222113     $   1.192649     $   1.142846     $   1.261883     $   1.154078
                                  ============     ============     ============     ============     ============     ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004


                                    VANGUARD VIF                    VANGUARD VIF    VANGUARD VIF                    VANGUARD VIF
                                     HIGH YIELD     VANGUARD VIF      MID-CAP          MONEY        VANGUARD VIF     SHORT-TERM
                                        BOND       INTERNATIONAL       INDEX           MARKET        REIT INDEX      CORPORATE
                                     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                    -----------    -------------    ------------    ------------    ------------    ------------
Assets
    Investment in securities:
       Number of shares                  15,185          37,375          31,753      11,520,436          12,686          30,586
                                    ===========     ===========     ===========     ===========     ===========     ===========
       Cost                         $   131,110     $   503,937     $   457,996     $11,520,436     $   213,565     $   322,236
                                    ===========     ===========     ===========     ===========     ===========     ===========
    Investments in mutual funds,
        at net asset value          $   136,971     $   566,230     $   516,615     $11,520,436     $   254,862     $   324,824
     Receivable for units sold               --               1              --             133              --              --
                                    -----------     -----------     -----------     -----------     -----------     -----------
Total assets                            136,971         566,231         516,615      11,520,569         254,862         324,824
                                    -----------     -----------     -----------     -----------     -----------     -----------
LIABILITIES
    Payable for units redeemed                2              --               1              --              --               1
                                    -----------     -----------     -----------     -----------     -----------     -----------
                                    $   136,969     $   566,231     $   516,614     $11,520,569     $   254,862     $   324,823
                                    ===========     ===========     ===========     ===========     ===========     ===========
NET ASSETS:
    Deferred annuity contracts
       terminable by owners         $   136,969     $   566,231     $   516,614     $11,520,569     $   254,862     $   324,823
                                    -----------     -----------     -----------     -----------     -----------     -----------
Total net assets                    $   136,969     $   566,231     $   516,614     $11,520,569     $   254,862     $   324,823
                                    ===========     ===========     ===========     ===========     ===========     ===========
Accumulation units outstanding          125,364         456,058         413,328      11,370,804         191,880         317,653
                                    ===========     ===========     ===========     ===========     ===========     ===========
Accumulation unit value             $  1.092570     $  1.241576     $  1.249889     $  1.013171     $  1.328235     $  1.022573
                                    ===========     ===========     ===========     ===========     ===========     ===========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                    VANGUARD VIF
                                       SMALL         VANGUARD VIF     VANGUARD VIF
                                      COMPANY         TOTAL BOND      TOTAL STOCK
                                       GROWTH        MARKET INDEX     MARKET INDEX
                                     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                    ------------     ------------     ------------
Assets
    Investment in securities:
       Number of shares                    8,683           36,250           12,871
                                    ============     ============     ============
       Cost                         $    154,610     $    402,651     $    342,036
                                    ============     ============     ============
    Investments in mutual funds,
        at net asset value          $    169,142     $    416,152     $    370,299
     Receivable for units sold                --                1               75
                                    ------------     ------------     ------------
Total assets                             169,142          416,153          370,374
                                    ------------     ------------     ------------
LIABILITIES
    Payable for units redeemed                --               --               --
                                    ------------     ------------     ------------
                                    $    169,142     $    416,153     $    370,374
                                    ============     ============     ============
NET ASSETS:
    Deferred annuity contracts
       terminable by owners         $    169,142     $    416,153     $    370,374
                                    ------------     ------------     ------------
Total net assets                    $    169,142     $    416,153     $    370,374
                                    ============     ============     ============
Accumulation units outstanding           139,932          397,989          316,320
                                    ============     ============     ============
Accumulation unit value             $   1.208743     $   1.045641     $   1.170884
                                    ============     ============     ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                                                           GROWTH
                                                         BALANCED       CONTRAFUND(R)   OPPORTUNITIES        GROWTH
                                                       SUBACCOUNT(1)    SUBACCOUNT(1)    SUBACCOUNT(1)    SUBACCOUNT(1)
                                                       -------------    -------------   --------------    -------------
Net investment income (loss)
     Income:
         Dividends                                     $         --     $         --     $         --     $         --
     Expenses:
         Administrative, mortality and
             expense risk charge                                268            1,229               --              357
                                                       ------------     ------------     ------------     ------------
Net investment income (loss)                                   (268)          (1,229)               0             (357)

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions                                 --               --               --               --
     Proceeds from sales                                      1,501           47,135              831            7,511
     Cost of investments sold                                 1,463           46,157              836            7,697
                                                       ------------     ------------     ------------     ------------
Net realized capital gains (losses) on investments               38              978               (5)            (186)

Net change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                         --               --               --               --
     End of period                                            6,319           52,282               --            7,575
                                                       ------------     ------------     ------------     ------------
Net change in unrealized appreciation/depreciation
     of investments                                           6,319           52,282                0            7,575
                                                       ------------     ------------     ------------     ------------
Net realized and unrealized capital gains (losses)
     on investments                                           6,357           53,260               (5)           7,389
                                                       ------------     ------------     ------------     ------------

Increase (decrease) in net assets from operations      $      6,089     $     52,031     $         (5)    $      7,032
                                                       ============     ============     ============     ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED




                                                                           CAPITAL         FLEXIBLE       INTERNATIONAL
                                                        HIGH INCOME     APPRECIATION        INCOME           GROWTH
                                                       SUBACCOUNT(1)    SUBACCOUNT(1)    SUBACCOUNT(1)    SUBACCOUNT(1)
                                                       -------------    -------------    -------------    -------------
Net investment income (loss)
     Income:
         Dividends                                     $         --     $         43     $      1,660     $        284
     Expenses:
         Administrative, mortality and
             expense risk charge                                115                7              119              115
                                                       ------------     ------------     ------------     ------------
Net investment income (loss)                                   (115)              36            1,541              169

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions                                 --               --               90               --
     Proceeds from sales                                        985               72            1,673            4,868
     Cost of investments sold                                   949               69            1,666            4,536
                                                       ------------     ------------     ------------     ------------
Net realized capital gains (losses) on investments               36                3               97              332

Net change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                         --               --               --               --
     End of period                                            2,484              769             (706)           8,302
                                                       ------------     ------------     ------------     ------------
Net change in unrealized appreciation/depreciation
     of investments                                           2,484              769             (706)           8,302
                                                       ------------     ------------     ------------     ------------
Net realized and unrealized capital gains (losses)
     on investments                                           2,520              772             (609)           8,634
                                                       ------------     ------------     ------------     ------------

Increase (decrease) in net assets from operations      $      2,405     $        808     $        932     $      8,803
                                                       ============     ============     ============     ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED




                                                          MID CAP
                                                          GROWTH          ALL ASSET       REAL RETURN      SHORT-TERM
                                                       SUBACCOUNT(1)    SUBACCOUNT(1)    SUBACCOUNT(1)    SUBACCOUNT(1)
                                                       -------------    -------------    -------------    -------------
Net investment income (loss)
     Income:
         Dividends                                     $         --     $      2,396     $      1,220     $        443
     Expenses:
         Administrative, mortality and
             expense risk charge                                 91              225              698              190
                                                       ------------     ------------     ------------     ------------
Net investment income (loss)                                    (91)           2,171              522              253

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions                                 --               85            6,906              178
     Proceeds from sales                                      3,779            3,648           65,266            2,547
     Cost of investments sold                                 3,391            3,560           63,447            2,544
                                                       ------------     ------------     ------------     ------------
Net realized capital gains (losses) on investments              388              173            8,725              181

Net change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                         --               --               --               --
     End of period                                            5,550            3,204             (686)            (122)
                                                       ------------     ------------     ------------     ------------
Net change in unrealized appreciation/depreciation
     of investments                                           5,550            3,204             (686)            (122)
                                                       ------------     ------------     ------------     ------------
Net realized and unrealized capital gains (losses)
     on investments                                           5,938            3,377            8,039               59
                                                       ------------     ------------     ------------     ------------
Increase (decrease) in net assets from operations      $      5,847     $      5,548     $      8,561     $        312
                                                       ============     ============     ============     ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                        STOCKSPLUS
                                                        GROWTH AND          TOTAL            ROYCE            ROYCE
                                                          INCOME            RETURN         MICRO-CAP        SMALL-CAP
                                                       SUBACCOUNT(1)    SUBACCOUNT(1)    SUBACCOUNT(1)    SUBACCOUNT(1)
                                                       ------------     ------------     ------------     ------------
Net investment income (loss)
     Income:
         Dividends                                     $      3,193     $      2,303     $         --     $         --
     Expenses:
         Administrative, mortality and
             expense risk charge                              1,071              898          (15,306)             243
                                                       ------------     ------------     ------------     ------------
Net investment income (loss)                                  2,122            1,405           15,306             (243)

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions                                 --            3,105          126,937            4,292
     Proceeds from sales                                    190,455           15,442           46,514           17,466
     Cost of investments sold                               174,301           15,410           38,496           23,357
                                                       ------------     ------------     ------------     ------------
Net realized capital gains (losses) on investments           16,154            3,137          134,955           (1,599)

Net change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                         --               --               --               --
     End of period                                           20,071            1,972          269,513              836
                                                       ------------     ------------     ------------     ------------
Net change in unrealized appreciation/depreciation
     of investments                                          20,071            1,972          269,513              836
                                                       ------------     ------------     ------------     ------------
Net realized and unrealized capital gains (losses)
     on investments                                          36,225            5,109          404,468             (763)
                                                       ------------     ------------     ------------     ------------
Increase (decrease) in net assets from operations      $     38,347     $      6,514     $    419,774     $     (1,006)
                                                       ============     ============     ============     ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                                           T. ROWE                         T. ROWE
                                                        SCUDDER VIT      PRICE BLUE      T. ROWE PRICE    PRICE MID-
                                                      SMALL CAP INDEX    CHIP GROWTH     EQUITY INCOME    CAP GROWTH
                                                       SUBACCOUNT(1)    SUBACCOUNT(1)    SUBACCOUNT(1)   SUBACCOUNT(1)
                                                      ---------------   -------------    -------------   -------------
Net investment income (loss)
     Income:
         Dividends                                     $          5     $        221     $      2,292    $         --
     Expenses:
         Administrative, mortality and
             expense risk charge                                646               42              615              56
                                                       ------------     ------------     ------------    ------------
Net investment income (loss)                                   (641)             179            1,677             (56)

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions                                 --               --            4,981              --
     Proceeds from sales                                     17,806               63           10,030             700
     Cost of investments sold                                16,673               61            9,329             698
                                                       ------------     ------------     ------------    ------------
Net realized capital gains (losses) on investments            1,133                2            5,682               2

Net change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                         --               --               --              --
     End of period                                           34,612            2,025           17,504           2,420
                                                       ------------     ------------     ------------    ------------
Net change in unrealized appreciation/depreciation
     of investments                                          34,612            2,025           17,504           2,420
                                                       ------------     ------------     ------------    ------------
Net realized and unrealized capital gains (losses)
     on investments                                          35,745            2,027           23,186           2,422
                                                       ------------     ------------     ------------    ------------
Increase (decrease) in net assets from operations      $     35,104     $      2,206     $     24,863    $      2,366
                                                       ============     ============     ============    ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                          T. ROWE                           VANGUARD
                                                           PRICE                              VIF            VANGUARD
                                                       INTERNATIONAL      VANGUARD        DIVERSIFIED       VIF EQUITY
                                                           STOCK        VIF BALANCED         VALUE            INDEX
                                                       SUBACCOUNT(1)    SUBACCOUNT(1)    SUBACCOUNT(1)    SUBACCOUNT(1)
                                                       -------------    -------------    -------------    -------------
Net investment income (loss)
     Income:
         Dividends                                     $      2,619     $         --     $         --     $         --
     Expenses:
         Administrative, mortality and
             expense risk charge                                529            1,340              694            2,242
                                                       ------------     ------------     ------------     ------------
Net investment income (loss)                                  2,090           (1,340)            (694)          (2,242)

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions                                 --               --               --               --
     Proceeds from sales                                     14,002          204,000           38,060           33,567
     Cost of investments sold                                12,922          196,654           35,930           33,068
                                                       ------------     ------------     ------------     ------------
Net realized capital gains (losses) on investments            1,080            7,346            2,130              499

Net change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                         --               --               --               --
     End of period                                           29,303           22,978           26,617           64,627
                                                       ------------     ------------     ------------     ------------
Net change in unrealized appreciation/depreciation
     of investments                                          29,303           22,978           26,617           64,627
                                                       ------------     ------------     ------------     ------------
Net realized and unrealized capital gains (losses)
     on investments                                          30,383           30,324           28,747           65,126
                                                       ------------     ------------     ------------     ------------

Increase (decrease) in net assets from operations      $     32,473     $     28,984     $     28,053     $     62,884
                                                       ============     ============     ============     ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                         VANGUARD         VANGUARD         VANGUARD         VANGUARD
                                                         VIF HIGH            VIF           VIF MID-        VIF MONEY
                                                        YIELD BOND      INTERNATIONAL     CAP INDEX          MARKET
                                                       SUBACCOUNT(1)    SUBACCOUNT(1)    SUBACCOUNT(1)    SUBACCOUNT(1)
                                                       -------------    -------------    -------------    -------------
Net investment income (loss)
    Income:
         Dividends                                     $         --     $         --     $         --     $    100,654
    Expenses:
         Administrative, mortality and
             expense risk charge                                383            1,346            1,057           40,731
                                                       ------------     ------------     ------------     ------------
Net investment income (loss)                                   (383)          (1,346)          (1,057)          59,923

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions                                 --               --               --               --
     Proceeds from sales                                     10,640           14,928           23,577        1,399,041
     Cost of investments sold                                10,477           15,206           22,021        1,399,041
                                                       ------------     ------------     ------------     ------------
Net realized capital gains (losses) on investments              163             (278)           1,556                0

Net change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                         --               --               --               --
     End of period                                            5,861           62,293           58,619               --
                                                       ------------     ------------     ------------     ------------
Net change in unrealized appreciation/depreciation
     of investments                                           5,861           62,293           58,619                0
                                                       ------------     ------------     ------------     ------------
Net realized and unrealized capital gains (losses)
     on investments                                           6,024           62,015           60,175                0
                                                       ------------     ------------     ------------     ------------
Increase (decrease) in net assets from operations      $      5,641     $     60,669     $     59,118     $     59,923
                                                       ============     ============     ============     ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                                                                       VANGUARD         VANGUARD
                                                                       VANGUARD        VANGUARD        VIF TOTAL       VIF TOTAL
                                                        VANGUARD      VIF SHORT-       VIF SMALL         BOND            STOCK
                                                        VIF REIT         TERM           COMPANY         MARKET           MARKET
                                                         INDEX         CORPORATE        GROWTH           INDEX           INDEX
                                                     SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
                                                     -------------   -------------   -------------   -------------   -------------
Net investment income (loss)
    Income:
         Dividends                                   $         --    $         --    $         --    $         --    $      3,664
    Expenses:
         Administrative, mortality and
             expense risk charge                              718           1,306             405           1,089           1,113
                                                     ------------    ------------    ------------    ------------    ------------
Net investment income (loss)                                 (718)         (1,306)           (405)         (1,089)          2,551

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions                               --              --              --              --              --
     Proceeds from sales                                    8,016         191,046           4,885          10,082          12,181
     Cost of investments sold                               7,010         190,337           5,111           9,819          12,281
                                                     ------------    ------------    ------------    ------------    ------------
Net realized capital gains (losses) on investments          1,006             709            (226)            263            (100)

Net change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                       --              --              --              --              --
     End of period                                         41,297           2,588          14,532          13,501          28,263
                                                     ------------    ------------    ------------    ------------    ------------
Net change in unrealized appreciation/depreciation
     of investments                                        41,297           2,588          14,532          13,501          28,263
                                                     ------------    ------------    ------------    ------------    ------------
Net realized and unrealized capital gains (losses)
     on investments                                        42,303           3,297          14,306          13,764          28,163
                                                     ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets from operations    $     41,585    $      1,991    $     13,901    $     12,675    $     30,714
                                                     ============    ============    ============    ============    ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                                                                       GROWTH
                                                                   BALANCED        CONTRAFUND(R)     OPPORTUNITIES       GROWTH
                                                                  SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                 ------------      ------------      ------------      ------------
                                                                    2004(1)           2004(1)           2004(1)            2004(1)
                                                                 ------------      ------------      ------------      ------------
OPERATIONS
     Net investment income (loss)                                $       (268)     $     (1,229)     $         --      $       (357)
     Net realized capital gains (losses)
        on investments                                                     38               978                (5)             (186)
     Net change in unrealized appreciation/
        depreciation of investments                                     6,319            52,282                --             7,575
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets
     from operations                                                    6,089            52,031                (5)            7,032
CONTRACT TRANSACTIONS
     Net contract purchase payments                                         1            74,631                --            88,962
     Transfer payments from (to) other
        subaccounts or general account                                 95,391           348,938                 5            85,529
     Contract terminations, withdrawals,
       and other deductions                                              (941)           (6,090)               --            (2,934)
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets
     from contract transactions                                        94,451           417,479                 5           171,557
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets                                 100,540           469,510                --           178,589
NET ASSETS:
     Beginning of the period                                               --                --                --                --
                                                                 ------------      ------------      ------------      ------------
     End of the period                                           $    100,540      $    469,510      $         --      $    178,589
                                                                 ============      ============      ============      ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED


                                                                                     CAPITAL           FLEXIBLE        INTERNATIONAL
                                                                 HIGH INCOME       APPRECIATION         INCOME             GROWTH
                                                                  SUBACCOUNT        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                                 ------------      ------------      ------------      ------------
                                                                   2004(1)            2004(1)           2004(1)           2004(1)
                                                                 ------------      ------------      ------------      ------------
OPERATIONS
     Net investment income (loss)                                $       (115)     $         36      $      1,541      $        169
     Net realized capital gains (losses)
        on investments                                                     36                 3                97               332
     Net change in unrealized appreciation/
        depreciation of investments                                     2,484               769              (706)            8,302
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets
     from operations                                                    2,405               808               932             8,803
CONTRACT TRANSACTIONS
     Net contract purchase payments                                        --            28,157            37,250            67,220
     Transfer payments from (to) other
        subaccounts or general account                                 34,070             1,019             5,352             2,367
     Contract terminations, withdrawals,
       and other deductions                                              (687)              (56)           (1,087)           (1,601)
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets
     from contract transactions                                        33,383            29,120            41,515            67,986
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets                                  35,788            29,928            42,447            76,789
NET ASSETS:
     Beginning of the period                                               --                --                --                --
                                                                 ------------      ------------      ------------      ------------
     End of the period                                           $     35,788      $     29,928      $     42,447      $     76,789
                                                                 ============      ============      ============      ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED


                                                                    MID CAP
                                                                    GROWTH          ALL ASSET        REAL RETURN        SHORT-TERM
                                                                  SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                 ------------      ------------      ------------      ------------
                                                                    2004(1)           2004(1)           2004(1)           2004(1)
                                                                 ------------      ------------      ------------      ------------
OPERATIONS
     Net investment income (loss)                                $        (91)     $      2,171      $        522      $        253
     Net realized capital gains (losses)
        on investments                                                    388               173             8,725               181
     Net change in unrealized appreciation/
        depreciation of investments                                     5,550             3,204              (686)             (122)
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets
     from operations                                                    5,847             5,548             8,561               312
CONTRACT TRANSACTIONS
     Net contract purchase payments                                         1            74,057           100,822                --
     Transfer payments from (to) other
        subaccounts or general account                                 28,297             9,292           124,212            78,216
     Contract terminations, withdrawals,
       and other deductions                                              (319)           (2,065)           (7,174)           (1,066)
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets
     from contract transactions                                        27,979            81,284           217,860            77,150
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets                                  33,826            86,832           226,421            77,462
NET ASSETS:
     Beginning of the period                                               --                --                --                --
                                                                 ------------      ------------      ------------      ------------
     End of the period                                           $     33,826      $     86,832      $    226,421      $     77,462
                                                                 ============      ============      ============      ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED


                                                                  STOCKSPLUS
                                                                  GROWTH AND                            ROYCE             ROYCE
                                                                    INCOME         TOTAL RETURN       MICRO-CAP         SMALL-CAP
                                                                  SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                 ------------      ------------      ------------      ------------
                                                                    2004(1)           2004(1)          2004(1)            2004(1)
                                                                 ------------      ------------      ------------      ------------
OPERATIONS
     Net investment income (loss)                                $      2,122      $      1,405      $     15,306      $       (243)
     Net realized capital gains (losses)
        on investments                                                 16,154             3,137           134,955            (1,599)
     Net change in unrealized appreciation/
        depreciation of investments                                    20,071             1,972           269,513               836
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets
     from operations                                                   38,347             6,514           419,774            (1,006)
CONTRACT TRANSACTIONS
     Net contract purchase payments                                    23,143           187,032         1,292,252            88,936
     Transfer payments from (to) other
        subaccounts or general account                                173,379            34,942           254,338            20,328
     Contract terminations, withdrawals,
       and other deductions                                            (4,680)           (8,213)          (38,668)           (2,630)
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets
     from contract transactions                                       191,842           213,761         1,507,922           106,634
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets                                 230,189           220,275         1,927,696           105,628
NET ASSETS:
     Beginning of the period                                               --                --                --                --
                                                                 ------------      ------------      ------------      ------------
     End of the period                                           $    230,189      $    220,275      $  1,927,696      $    105,628
                                                                 ============      ============      ============      ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED


                                                                                                                         T. ROWE
                                                                 SCUDDER VIT         T. ROWE            T. ROWE           PRICE
                                                                  SMALL CAP         PRICE BLUE       PRICE EQUITY        MID-CAP
                                                                    INDEX          CHIP GROWTH          INCOME            GROWTH
                                                                  SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                 ------------      ------------      ------------      ------------
                                                                    2004(1)           2004(1)           2004(1)            2004(1)
                                                                 ------------      ------------      ------------      ------------
OPERATIONS
     Net investment income (loss)                                $       (641)     $        179      $      1,677      $        (56)
     Net realized capital gains (losses)
        on investments                                                  1,133                 2             5,682                 2
     Net change in unrealized appreciation/
        depreciation of investments                                    34,612             2,025            17,504             2,420
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets
     from operations                                                   35,104             2,206            24,863             2,366
CONTRACT TRANSACTIONS
     Net contract purchase payments                                    71,812                --            89,341            18,837
     Transfer payments from (to) other
        subaccounts or general account                                167,166            38,332           215,874             3,232
     Contract terminations, withdrawals,
       and other deductions                                            (3,668)             (130)           (3,739)             (540)
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets
     from contract transactions                                       235,310            38,202           301,476            21,529
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets                                 270,414            40,408           326,339            23,895
NET ASSETS:
     Beginning of the period                                               --                --                --                --
                                                                 ------------      ------------      ------------      ------------
     End of the period                                           $    270,414      $     40,408      $    326,339      $     23,895
                                                                 ============      ============      ============      ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED


                                                                T. ROWE PRICE                        VANGUARD VIF
                                                                INTERNATIONAL      VANGUARD VIF       DIVERSIFIED      VANGUARD VIF
                                                                    STOCK            BALANCED           VALUE          EQUITY INDEX
                                                                  SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                 ------------      ------------      ------------      ------------
                                                                    2004(1)           2004(1)           2004(1)           2004(1)
                                                                 ------------      ------------      ------------      ------------
OPERATIONS
     Net investment income (loss)                                $      2,090      $     (1,340)     $       (694)     $     (2,242)
     Net realized capital gains (losses)
        on investments                                                  1,080             7,346             2,130               499
     Net change in unrealized appreciation/
        depreciation of investments                                    29,303            22,978            26,617            64,627
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets
     from operations                                                   32,473            28,984            28,053            62,884
CONTRACT TRANSACTIONS
     Net contract purchase payments                                         1           423,479           182,989           496,681
     Transfer payments from (to) other
        subaccounts or general account                                221,099           (81,529)           89,270           335,272
     Contract terminations, withdrawals,
       and other deductions                                            (1,829)          (11,912)           (5,737)          (14,239)
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets
     from contract transactions                                       219,271           330,038           266,522           817,714
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets                                 251,744           359,022           294,575           880,598
NET ASSETS:
     Beginning of the period                                               --                --                --                --
                                                                 ------------      ------------      ------------      ------------
     End of the period                                           $    251,744      $    359,022      $    294,575      $    880,598
                                                                 ============      ============      ============      ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED


                                                                 VANGUARD VIF                        VANGUARD VIF      VANGUARD VIF
                                                                  HIGH YIELD       VANGUARD VIF        MID-CAP            MONEY
                                                                     BOND          INTERNATIONAL        INDEX             MARKET
                                                                  SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                 ------------      ------------      ------------      ------------
                                                                    2004(1)          2004(1)            2004(1)          2004(1)
                                                                 ------------      ------------      ------------      ------------
OPERATIONS
     Net investment income (loss)                                $       (383)     $     (1,346)     $     (1,057)     $     59,923
     Net realized capital gains (losses)
        on investments                                                    163              (278)            1,556                --
     Net change in unrealized appreciation/
        depreciation of investments                                     5,861            62,293            58,619                --
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets
     from operations                                                    5,641            60,669            59,118            59,923
CONTRACT TRANSACTIONS
     Net contract purchase payments                                   115,761           444,790           217,661         4,186,679
     Transfer payments from (to) other
        subaccounts or general account                                 19,576            72,513           247,006         7,349,259
     Contract terminations, withdrawals,
       and other deductions                                            (4,009)          (11,741)           (7,171)          (75,292)
                                                                 ------------      ------------      ------------      ------------
Increase (decrease) in net assets
     from contract transactions                                       131,328           505,562           457,496        11,460,646
                                                                 ------------      ------------      ------------      ------------
Net increase (decrease) in net assets                                 136,969           566,231           516,614        11,520,569
NET ASSETS:
     Beginning of the period                                               --                --                --                --
                                                                 ------------      ------------      ------------      ------------
     End of the period                                           $    136,969      $    566,231      $    516,614      $ 11,520,569
                                                                 ============      ============      ============      ============



See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED


                                                                                   VANGUARD VIF
                                                                 VANGUARD VIF          SMALL         VANGUARD VIF      VANGUARD VIF
                                               VANGUARD VIF       SHORT-TERM          COMPANY         TOTAL BOND        TOTAL STOCK
                                                REIT INDEX        CORPORATE           GROWTH         MARKET INDEX      MARKET INDEX
                                                SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                               ------------      ------------      ------------      ------------      ------------
                                                 2004(1)            2004(1)          2004(1)            2004(1)           2004(1)
                                               ------------      ------------      ------------      ------------      ------------
OPERATIONS
     Net investment income (loss)              $       (718)     $     (1,306)     $       (405)     $     (1,089)     $      2,551
     Net realized capital gains (losses)
        on investments                                1,006               709              (226)              263              (100)
     Net change in unrealized appreciation/
        depreciation of investments                  41,297             2,588            14,532            13,501            28,263
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets
     from operations                                 41,585             1,991            13,901            12,675            30,714
CONTRACT TRANSACTIONS
     Net contract purchase payments                 196,653           488,772           137,411                --           256,744
     Transfer payments from (to) other
        subaccounts or general account               23,627          (154,462)           20,993           407,298            93,610
     Contract terminations, withdrawals,
       and other deductions                          (7,003)          (11,478)           (3,163)           (3,819)          (10,694)
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets
     from contract transactions                     213,277           322,832           155,241           403,479           339,660
                                               ------------      ------------      ------------      ------------      ------------
Net increase (decrease) in net assets               254,862           324,823           169,142           416,154           370,374
NET ASSETS:
     Beginning of the period                             --                --                --                --                --
                                               ------------      ------------      ------------      ------------      ------------
     End of the period                         $    254,862      $    324,823      $    169,142      $    416,154      $    370,374
                                               ============      ============      ============      ============      ============

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The WRL Series Life Corporate Account (the "Separate Account"), is a segregated investment account of the Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Activity in these specific subaccounts is available to contract owners of the Variable Adjustable Insurance Policy, offered by Western Reserve.


SUBACCOUNT INVESTMENT BY FUND:

Fidelity Variable Insurance Products Funds
   Balanced Portfolio
   Contrafund(R) Portfolio
   Growth Opportunities Portfolio
   Growth Portfolio
   High Income Portfolio
AIM Variable Insurance Funds
   AIM V.I. - Dynamics Fund - Series I Shares
   AIM V.I. - Financial Services Fund - Series I Shares
   AIM V.I. - Health Sciences Fund - Series I Shares
   AIM V.I. - Small Company Growth Fund - Series I Shares
   AIM V.I. - Technology Fund - Series I Shares
Janus Aspen Series
   Capital Appreciation Portfolio
   Flexible Income Portfolio
   Growth Portfolio
   International Growth Portfolio
   Mid Cap Growth (formerly Aggressive Growth Portfolio)
   Worldwide Growth Portfolio
The Universal Institutional Funds, Inc.
   U.S. Mid Cap Value Portfolio (Class I)
PIMCO Variable Insurance Trust
   All Asset Portfolio (Administrative Class)
   Real Return Portfolio (Institutional Class)
   Short-Term Portfolio (Institutional Class)
   StocksPLUS Growth and Income Portfolio (Institutional Class)
   Total Return Portfolio (Institutional Class)
Royce Capital Fund
   Royce Micro-Cap Portfolio
   Royce Small-Cap Portfolio
Scudder Investment VIT Funds
   Scudder VIT EAFE(R) Equity Index Fund
   Scudder VIT Small Cap Index Fund
T. Rowe Price Equity Series, Inc.
   T. Rowe Price Blue Chip Growth Portfolio
   T. Rowe Price Equity Income Portfolio
   T. Rowe Price Mid-Cap Growth Portfolio
   T. Rowe Price New America Growth Portfolio
T. Rowe Price International Series, Inc.
   T. Rowe Price International Stock Portfolio
Vanguard Variable Insurance Fund
   Vanguard VIF Balanced Portfolio
   Vanguard VIF Capital Growth Portfolio
   Vanguard VIF Diversified Value Portfolio
   Vanguard VIF Equity Income Portfolio
   Vanguard VIF Equity Index Portfolio
   Vanguard VIF Growth Portfolio
   Vanguard VIF High Yield Bond Portfolio
   Vanguard VIF International Portfolio
   Vanguard VIF Mid-Cap Index Portfolio
   Vanguard VIF Money Market Portfolio
   Vanguard VIF REIT Index Portfolio
   Vanguard VIF Short-Term Corporate Portfolio
   Vanguard VIF Small Company Growth Portfolio
   Vanguard VIF Total Bond Market Index Portfolio
   Vanguard VIF Total Stock Market Index Portfolio
Van Eck Worldwide Insurance Trust
   Van Eck Worldwide Absolute Return Fund

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004


The following Portfolio name changes were made effective during the fiscal year ended December 31, 2004:

    PORTFOLIO                             FORMERLY
    ---------                             --------
  AIM V.I. - Dynamics Fund                INVESCO VIF - Dynamics Fund
  AIM V.I. - Financial Services Fund      INVESCO VIF - Financial Services Fund
  AIM V.I. - Health Sciences Fund         INVESCO VIF - Health Sciences Fund
  AIM V.I. - Small Company Growth Fund    INVESCO VIF - Small Company Growth Fund
  AIM V.I. - Technology Fund              INVESCO VIF - Technology Fund

INVESTMENTS

Net purchase payments received by the Separate Account are invested in the portfolios of the Series Funds as selected by the contract owners. Investments are stated at the closing net asset values per share as of December 31, 2004.

Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains and losses from investments in the Series Funds are credited or charged to contract owners' equity.

DIVIDEND INCOME

Dividends received from the Series Fund investment are reinvested to purchase additional mutual fund shares.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004


2. INVESTMENTS

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2004 were as follows:

                                                                             PURCHASES                SALES
                                                                             ---------                -----
Fidelity Variable Insurance Products Funds
    Balanced Portfolio                                                      $    95,684            $     1,501
    Contrafund(R) Portfolio                                                     463,385                 47,135
    Growth Opportunities Portfolio                                                  836                    831
    Growth Portfolio                                                            178,710                  7,511
    High Income Portfolio                                                        34,253                    985
Janus Aspen Series
    Capital Appreciation Portfolio                                               29,228                     72
    Flexible Income Portfolio                                                    44,819                  1,673
    International Growth Portfolio                                               73,022                  4,868
    Mid Cap Growth (formerly Aggressive Growth Portfolio)                        31,667                  3,779
PIMCO Variable Insurance Trust
    All Asset Portfolio (Administrative Class)                                   87,188                  3,648
    Real Return Portfolio (Institutional Class)                                 290,511                 65,266
    Short-Term Portfolio (Institutional Class)                                   80,128                  2,547
    StocksPLUS Growth and Income Portfolio (Institutional Class)                384,420                190,455
    Total Return Portfolio (Institutional Class)                                233,709                 15,442
Royce Capital Fund
    Royce Micro-Cap Portfolio                                                 1,720,742                 46,514
    Royce Small-Cap Portfolio                                                   126,254                 17,466
Scudder Investment VIT Funds
    Scudder VIT Small Cap Index Fund                                            252,475                 17,806
T. Rowe Price Equity Series, Inc.
    T. Rowe Price Blue Chip Growth Portfolio                                     38,444                     63
    T. Rowe Price Equity Income Portfolio                                       318,164                 10,030
    T. Rowe Price Mid-Cap Growth Portfolio                                       22,173                    700
T. Rowe Price International Series, Inc.
    T. Rowe Price International Stock Portfolio                                 235,362                 14,002
Vanguard Variable Insurance Fund
    Vanguard VIF Balanced Portfolio                                             532,697                204,000
    Vanguard VIF Diversified Value Portfolio                                    303,888                 38,060
    Vanguard VIF Equity Index Portfolio                                         849,039                 33,567
    Vanguard VIF High Yield Bond Portfolio                                      141,587                 10,640
    Vanguard VIF International Portfolio                                        519,143                 14,928
    Vanguard VIF Mid-Cap Index Portfolio                                        480,017                 23,577
    Vanguard VIF Money Market Portfolio                                      12,919,477              1,399,041
    Vanguard VIF REIT Index Portfolio                                           220,575                  8,016
    Vanguard VIF Short-Term Corporate Portfolio                                 512,573                191,046
    Vanguard VIF Small Company Growth Portfolio                                 159,721                  4,885
    Vanguard VIF Total Bond Market Index Portfolio                              412,470                 10,082
    Vanguard VIF Total Stock Market Index Portfolio                             354,317                 12,181

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004


3. ACCUMULATION UNITS OUTSTANDING

A summary of changes in accumulation units outstanding follows:

                                                                             GROWTH                                GROWTH
                                      BALANCED         CONTRAFUND(R)      OPPORTUNITIES         GROWTH           HIGH INCOME
                                    SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)
                                    -------------      -------------      -------------      -------------      -------------
       Units outstanding at
        December 31, 2003                    0                  0                  0                  0                  0
         Units purchased                93,126            391,291                 --            165,850             32,420
         Units redeemed and
          transferred                        0                  0                  0                  0                  0
                                       -------            -------            -------            -------            -------
       Units outstanding at
        December 31, 2004               93,126            391,291                  0            165,850             32,420
                                       =======            =======            =======            =======            =======




                                                                                             INTERNATIONAL
                                CAPITAL APPRECIATION  FLEXIBLE INCOME   GROWTH PORTFOLIO        GROWTH          MID CAP GROWTH
                                    SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)
                                    -------------      -------------      -------------      -------------      -------------
       Units outstanding at
        December 31, 2003                    0                  0                  0                  0                  0
         Units purchased                24,068             40,667                  0             62,609             26,966
         Units redeemed and
          transferred                        0                  0                  0                  0                  0
                                       -------            -------            -------            -------            -------
       Units outstanding at
        December 31, 2004               24,068             40,667                  0             62,609             26,966
                                       =======            =======            =======            =======            =======

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004


3. ACCUMULATION UNITS OUTSTANDING (CONTINUED)

                                                       U.S. MID CAP
                                  WORLDWIDE GROWTH        VALUE             ALL ASSET         REAL RETURN        SHORT-TERM
                                    SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)
                                    -------------      -------------      -------------      -------------      -------------
       Units outstanding at
        December 31, 2003                    0                 0                   0                  0                  0
         Units purchased                     0                 0              76,868            207,821             76,232
         Units redeemed and
          transferred                        0                 0                   0                  0                  0
                                       -------            -------            -------            -------            -------
       Units outstanding at
        December 31, 2004                    0                 0              76,868            207,821             76,232
                                       =======            =======            =======            =======            =======




                                                                                                                 SCUDDER VIT
                                  STOCKSPLUS GROWTH                                                             EAFE(R) EQUITY
                                     AND INCOME        TOTAL RETURN      ROYCE MICRO-CAP    ROYCE SMALL-CAP         INDEX
                                    SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)
                                    -------------      -------------      -------------      -------------      -------------
       Units outstanding at
        December 31, 2003                    0                  0                  0                  0                  0
         Units purchased               199,281            209,071          1,628,015             82,085                  0
         Units redeemed and
          transferred                        0                 (0)                 0                 (0)                 0
                                       -------            -------          ---------            -------            -------
       Units outstanding at
        December 31, 2004              199,281            209,071          1,628,015             82,085                  0
                                       =======            =======          =========            =======            =======

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004


3. ACCUMULATION UNITS OUTSTANDING (CONTINUED)

                                                       T. ROWE PRICE                         T. ROWE PRICE      T. ROWE PRICE
                                  SCUDDER VIT SMALL      BLUE CHIP        T. ROWE PRICE         MID-CAP          NEW AMERICA
                                      CAP INDEX           GROWTH          EQUITY INCOME         GROWTH             GROWTH
                                    SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)
                                    -------------      -------------      -------------      -------------      -------------
       Units outstanding at
        December 31, 2003                    0                  0                  0                  0                  0
         Units purchased               220,445             35,764            271,045             19,553                  0
         Units redeemed and
          transferred                       (0)                 0                  0                 (0)                 0
                                       -------            -------            -------            -------            -------
       Units outstanding at
        December 31, 2004              220,445             35,764            271,045             19,553                  0
                                       =======            =======            =======            =======            =======




                                                                                             VANGUARD VIF
                                    T. ROWE PRICE      VANGUARD VIF       VANGUARD VIF        DIVERSIFIED       VANGUARD VIF
                                 INTERNATIONAL STOCK     BALANCED        CAPITAL GROWTH          VALUE          EQUITY INCOME
                                    SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)
                                    -------------      -------------      -------------      -------------      -------------
       Units outstanding at
        December 31, 2003                    0                  0                  0                  0                  0
         Units purchased               211,079            314,147                  0            233,441                  0
         Units redeemed and
          transferred                        0                  0                  0                 (0)                 0
                                       -------            -------            -------            -------            -------
       Units outstanding at
        December 31, 2004              211,079            314,147                  0            233,441                  0
                                       =======            =======            =======            =======            =======

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004


3. ACCUMULATION UNITS OUTSTANDING (CONTINUED)

                                 VANGUARD VIF EQUITY   VANGUARD VIF       VANGUARD VIF       VANGUARD VIF       VANGUARD VIF
                                        INDEX             GROWTH         HIGH YIELD BOND     INTERNATIONAL      MID-CAP INDEX
                                    SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)
                                    -------------      -------------      -------------      -------------      -------------
       Units outstanding at
        December 31, 2003                    0                  0                  0                  0                  0
         Units purchased               763,031                  0            125,364            456,058            413,328
         Units redeemed and
          transferred                        0                  0                  0                  0                  0
                                       -------            -------            -------            -------            -------
       Units outstanding at
        December 31, 2004              763,031                  0            125,364            456,058            413,328
                                       =======            =======            =======            =======            =======




                                                                          VANGUARD VIF       VANGUARD VIF       VANGUARD VIF
                                 VANGUARD VIF MONEY    VANGUARD VIF        SHORT-TERM        SMALL COMPANY       TOTAL BOND
                                       MARKET           REIT INDEX          CORPORATE           GROWTH          MARKET INDEX
                                    SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)
                                    -------------      -------------      -------------      -------------      -------------
       Units outstanding at
        December 31, 2003                    0                  0                  0                  0                  0
         Units purchased            11,370,804            191,880            317,653            139,932            397,989
         Units redeemed and
          transferred                       (0)                (0)                 0                 (0)                (0)
                                    ----------            -------            -------            -------            -------
       Units outstanding at
        December 31, 2004           11,370,804            191,880            317,653             139,932           397,989
                                    ==========            =======            =======            =======            =======

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004


3. ACCUMULATION UNITS OUTSTANDING (CONTINUED)

                                                          VAN ECK
                                 VANGUARD VIF TOTAL      WORLDWIDE
                                 STOCK MARKET INDEX   ABSOLUTE RETURN
                                    SUBACCOUNT(1)      SUBACCOUNT(1)
                                    -------------      -------------
       Units outstanding at
        December 31, 2003                    0                  0
         Units purchased               316,320                  0
         Units redeemed and
          transferred                        0                  0
       Units outstanding at
                                       -------            -------
        December 31, 2004              316,320                  0
                                       =======            =======

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004


4. FINANCIAL HIGHLIGHTS

Effective with the 2001 annual financial statements, the Mutual Fund Account has presented the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies.

                                                                                               INVESTMENT
                                                YEAR                   UNIT FAIR      NET        INCOME    EXPENSE    TOTAL
                   SUBACCOUNT                   ENDED         UNITS      VALUE       ASSETS      RATIO*    RATIO**  RETURN***
                   ----------                   -----         -----      -----       ------      ------    -------  ---------
     Balanced
                                            12/31/2004(1)      93,126    $1.08    $   100,540     0.00%     0.70%      5.47%
     Contrafund(R)
                                            12/31/2004(1)     391,291     1.20        469,510        0      0.70      15.48
     Growth Opportunities
                                            12/31/2004(1)           0     1.11              0        0      0.70       7.19
     Growth
                                            12/31/2004(1)     165,850     1.08        178,589        0      0.70       3.38
     High Income
                                            12/31/2004(1)      32,420     1.10         35,788        0      0.70       9.59
     Capital Appreciation
                                            12/31/2004(1)      24,068     1.24         29,928     1.00      0.70      18.23
     Flexible Income
                                            12/31/2004(1)      40,667     1.04         42,447     7.49      0.70       3.97
     International Growth
                                            12/31/2004(1)      62,609     1.23         76,789     1.05      0.70      18.95
     Mid Cap Growth
                                            12/31/2004(1)      26,966     1.25         33,826     0.00      0.70      20.75
     All Asset
                                            12/31/2004(1)      76,868     1.13         86,832     2.36      0.70      11.48
     Real Return
                                            12/31/2004(1)     207,821     1.09        226,421     1.59      0.70       9.08
     Short-Term
                                            12/31/2004(1)      76,232     1.02         77,462     0.23      0.70       1.45
     StocksPLUS Growth and Income
                                            12/31/2004(1)     199,281     1.16        230,189     2.22      0.70      10.99
     Total Return
                                            12/31/2004(1)     209,071     1.05        220,275     0.34      0.70       5.05
     Royce Micro-Cap
                                            12/31/2004(1)   1,628,015     1.18      1,927,696     0.00      0.70      13.85
     Royce Small-Cap
                                            12/31/2004(1)      82,085     1.29        105,628     0.00      0.70      24.95

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004


4. FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                               INVESTMENT
                                                YEAR                   UNIT FAIR      NET        INCOME    EXPENSE    TOTAL
                   SUBACCOUNT                   ENDED         UNITS      VALUE       ASSETS      RATIO*    RATIO**  RETURN***
                   ----------                   -----         -----      -----       ------      ------    -------  ---------
     Scudder VIT Small Cap Index
                                            12/31/2004(1)     220,445    $1.23    $   270,414     0.01%     0.70%     17.76%
     T. Rowe Price Blue Chip Growth
                                            12/31/2004(1)      35,764     1.13         40,407     0.21      0.70       8.68
     T. Rowe Price Equity Income
                                            12/31/2004(1)     271,045     1.20        326,339     5.54      0.70      14.92
     T. Rowe Price Mid-Cap Growth
                                            12/31/2004(1)      19,553     1.22         23,895     0.00      0.70      18.34
     T. Rowe Price International Stock
                                            12/31/2004(1)     211,079     1.19        251,744     1.20      0.70      13.77
     Vanguard VIF Balanced
                                            12/31/2004(1)     314,147     1.14        359,022     0.00      0.70      11.29
     Vanguard VIF Diversified Value
                                            12/31/2004(1)     233,441     1.26        294,575     0.00      0.70      20.46
     Vanguard VIF Equity Index
                                            12/31/2004(1)     763,031     1.15        880,598     0.00      0.70      10.80
     Vanguard VIF High Yield Bond
                                            12/31/2004(1)     125,364     1.09        136,969     0.00      0.70       8.52
     Vanguard VIF International
                                            12/31/2004(1)     456,058     1.24        566,231     0.00      0.70      19.42
     Vanguard VIF Mid-Cap Index
                                            12/31/2004(1)     413,328     1.25        516,614     0.00      0.70      20.32
     Vanguard VIF Money Market
                                            12/31/2004(1)  11,370,804     1.01     11,520,569     8.03      0.70       1.27
     Vanguard VIF REIT Index
                                            12/31/2004(1)     191,880     1.33        254,862     0.00      0.70      30.51
     Vanguard VIF Short-Term Corporate
                                            12/31/2004(1)     317,653     1.02        324,823     0.00      0.70       2.07
     Vanguard VIF Small Company Growth
                                            12/31/2004(1)     139,932     1.21        169,142     0.00      0.70      15.30
     Vanguard VIF Total Bond Market Index
                                            12/31/2004(1)     397,989     1.05        416,153     0.00      0.70       4.20
     Vanguard VIF Total Stock Market Index
                                            12/31/2004(1)     316,320     1.17        370,374     1.98      0.70      12.52

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004


4. FINANCIAL HIGHLIGHTS (CONTINUED)

        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.

       ** These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. Expense ratios for periods less than one year have been annualized.

      *** These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004


5. ADMINISTRATIVE, MORTALITY, AND EXPENSE RISK CHARGE

On each monthly deduction day, Western Reserve currently deducts a mortality and expense risk charge equal to an annual rate of .70% of the cash value in the Subaccounts in policy years 1-17 and .20% thereafter. Western Reserve also deducts a monthly charge to compensate Western Reserve for the anticipated cost of paying the life insurance benefit that exceeds the cash value upon the insured's death. This charge varies from policy to policy and month to month and is dependent upon a number of variables. Also, on each policy anniversary during policy years 2-7, Western Reserve currently deducts .40% of the amount of any decrease in excess premium received in policy years 2-7 from the excess premium received in the first policy year and 1.5% of premium received up to target premium. Western Reserve also deducts a monthly administrative fee equal to $16.50 in the policy year and $4.00 (current, $10 maximum) in subsequent years.

6. INCOME TAXES

Operations of the Separate Account form a part of Western Reserve, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Separate Account are accounted for separately from other operations of Western Reserve for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Western Reserve. Under existing federal income tax laws, the income of the Separate Account, to the extent applied to increase reserves under the variable life contracts, is not taxable to Western Reserve.

7. DIVIDEND DISTRIBUTIONS

Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

FINANCIAL STATEMENTS AND SCHEDULES - STATUTORY BASIS

Transamerica Life Insurance Company
Years Ended December 31, 2004, 2003, and 2002

                       Transamerica Life Insurance Company

              Financial Statements and Schedules - Statutory Basis

                  Years Ended December 31, 2004, 2003, and 2002


                                    CONTENTS

Report of Independent Registered Public Accounting Firm.....................  1

Audited Financial Statements

Balance Sheets - Statutory Basis............................................  3
Statements of Operations - Statutory Basis..................................  5
Statements of Changes in Capital and Surplus - Statutory Basis..............  6
Statements of Cash Flow - Statutory Basis...................................  8
Notes to Financial Statements - Statutory Basis............................. 10

Statutory-Basis Financial Statement Schedules

Summary of Investments - Other Than Investments in Related Parties.......... 52
Supplementary Insurance Information......................................... 53
Reinsurance................................................................. 54

             Report of Independent Registered Public Accounting Firm

The Board of Directors
Transamerica Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2004. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X,
Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, whose practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Transamerica Life Insurance Company at December 31, 2004 and 2003, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2004.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2004 and 2003, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2004, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2002 Transamerica Life Insurance Company changed various accounting policies to be in accordance with Actuarial Guideline 39. Also as described in Note 2 to the financial statements, in 2003 Transamerica Life Insurance Company changed its accounting policy for derivative instruments and changed various accounting policies to be in accordance with Actuarial Guideline 38.

                                          /s/Ernst & Young LLP

Des Moines, Iowa
February 18, 2005

                       Transamerica Life Insurance Company

                        Balance Sheets - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)

                                                                           DECEMBER 31
                                                                       2004            2003
                                                                    ---------------------------
ADMITTED ASSETS                                                                      RESTATED
Cash and invested assets:
   Cash and short-term investments                                  $1,083,915    $     180,965
   Bonds                                                            23,378,296       21,237,543
   Preferred stocks:
     Affiliated entities                                                 1,102              944
     Other                                                             120,241           98,178
   Common stocks:
     Affiliated entities (cost: 2004 - $24,063; 2003 - $24,063)            884              881
     Other (cost: 2004 - $153,940; 2003 - $125,365)                    164,778          127,048
   Mortgage loans on real estate                                     3,907,422        3,585,272
   Real estate:
       Home office properties                                            6,692            6,919
       Properties held for production of income                          5,538           23,303
       Properties held for sale                                         24,523           16,792
   Policy loans                                                         79,894           76,455
   Receivable for securities                                            27,623          187,855
   Other invested assets                                               847,895          621,906
                                                                   ----------------------------
Total cash and invested assets                                      29,648,803       26,164,061

Premiums deferred and uncollected                                       21,015           19,154
Accrued investment income                                              346,572          334,741
Reinsurance receivable                                                   1,170            1,862
Federal and foreign income tax recoverable                                   -            5,086
Net deferred income tax asset                                           68,033           76,844
 Receivable from parent, subsidiaries, and affiliates                   47,800                -
Other admitted assets                                                   73,130           27,415
Separate account assets                                             13,878,229       12,262,847
                                                                   ----------------------------

Total admitted assets                                              $44,084,752      $38,892,010
                                                                   ============================

                                                                                  DECEMBER 31
                                                                             2004              2003
                                                                        --------------------------------
LIABILITIES AND CAPITAL AND SURPLUS                                                          RESTATED
Liabilities:
   Aggregate reserves for policies and contracts:
     Life                                                               $   3,946,111       $  3,540,615
     Annuity                                                               14,791,947         13,786,889
     Accident and health                                                      627,835            530,131
   Policy and contract claim reserves:
     Life                                                                      28,606             20,918
     Accident and health                                                       36,691             26,686
   Liabilities for deposit-type contracts                                   6,540,314          6,935,643
   Other policyholders' funds                                                   2,592              2,984
   Remittances and items not allocated                                         72,439            123,918
   Asset valuation reserve                                                    344,254            159,814
   Interest maintenance reserve                                                91,286             57,984
   Other liabilities                                                          372,879            361,535
   Reinsurance in unauthorized companies                                          253                117
   Funds held under coinsurance and other reinsurance treaties                712,272             71,495
   Transfers from separate accounts due or accrued                           (476,452)          (523,760)
   Federal and foreign income taxes payable                                     8,068                  -
   Payable for securities                                                   1,270,919            182,974
   Payable to affiliates                                                       12,193             21,093
   Separate account liabilities                                            13,838,210         12,217,743
                                                                        --------------------------------
Total liabilities                                                          42,220,417         37,516,779

Capital and surplus:
   Common stock, $10 per share par value, 500,000 shares
     authorized, 257,795 issued and outstanding shares at December
     31, 2004, 223,500 issued and outstanding at December 31, 2003              2,578              2,235
   Preferred stock, $10 per share par value, 42,500 shares
     authorized, issued and outstanding (total liquidation value -
     $58,000)                                                                     425                425
   Surplus notes                                                              575,000            575,000
   Paid-in surplus                                                          1,370,322            880,322
   Unassigned surplus (deficit)                                               (83,990)           (82,751)
                                                                        --------------------------------
Total capital and surplus                                                   1,864,335          1,375,231
                                                                        --------------------------------
Total liabilities and capital and surplus                                 $44,084,752        $38,892,010
                                                                        ================================

See accompanying notes.

                       Transamerica Life Insurance Company

                   Statements of Operations - Statutory Basis
                             (Dollars in Thousands)

                                                                     YEAR ENDED DECEMBER 31
                                                             2004             2003             2002
                                                           -------------------------------------------
Revenues:                                                                    RESTATED        RESTATED
   Premiums and other considerations, net of
     reinsurance:
       Life                                                $1,189,910      $  618,734      $   599,574
       Annuity                                              2,317,755       5,058,195        8,304,910
       Accident and health                                    175,639         187,118          161,306
   Net investment income                                    1,375,482       1,307,877        1,143,069
   Amortization of interest maintenance reserve                15,537          10,261            1,091
   Commissions and expense allowances on reinsurance
     ceded                                                     43,118          22,092           29,704
   Income from fees associated with investment
     management, administration and contract
     guarantees for separate accounts                         213,584         168,774           81,946
   Modco reinsurance reserve adjustment                       (97,348)      1,580,949          174,818
   Coinsurance reserve recapture                              643,279               -                -
   Other income                                                26,342          38,701            8,029
                                                           -------------------------------------------
                                                            5,903,298       8,992,701       10,504,447
Benefits and expenses:
   Benefits paid or provided for:
     Life and accident and health                             208,833         195,629          189,961
     Surrender benefits                                     2,151,514       1,235,635          982,460
     Other benefits                                           691,468         532,139          485,201
     Increase in aggregate reserves for policies and
       contracts:
         Life                                                 406,919         387,096          224,416
         Annuity                                            1,005,058       1,933,314        4,297,149
         Accident and health                                   97,704          63,113           82,784
                                                           -------------------------------------------
                                                            4,561,658       4,346,926        6,261,971
   Insurance expenses:
     Commissions                                              382,672         451,460          545,898
     General insurance expenses                               114,914         120,276          132,556
     Taxes, licenses and fees                                  32,694          23,643           18,606
     Net transfers to separate accounts                       571,306       2,079,436        3,540,518
     Reinsurance transaction initial consideration                  -       1,587,431                -
     Other expenses                                           133,017         108,747           24,468
                                                           -------------------------------------------
                                                            1,234,603       4,370,993        4,262,046
                                                           -------------------------------------------
Total benefits and expenses                                 5,796,261       8,717,919       10,524,017
                                                           -------------------------------------------
Gain (loss) from operations before dividends to
   policyholders, federal income tax expense and net
   realized capital gains (losses) on investments             107,037         274,782          (19,570)
Dividends to policyholders                                        277             423              497
                                                           -------------------------------------------
Gain (loss) from operations before federal income tax
   expense and net realized capital gains (losses)            106,760         274,359          (20,067)
Federal income tax expense                                     17,344          59,029           15,166
                                                           -------------------------------------------
Gain (loss) from operations before net realized capital
   gains (losses) on investments                               89,416         215,330          (35,233)
Net realized capital gains (losses) on investments (net
   of related federal income taxes and amounts
   transferred to/from interest maintenance reserve)           39,359         (48,181)        (100,243)
                                                           -------------------------------------------
Net income (loss)                                          $  128,775     $   167,149      $  (135,476)
                                                           ===========================================

See accompanying notes.

                       Transamerica Life Insurance Company

         Statements of Changes in Capital and Surplus - Statutory Basis
                             (Dollars in Thousands)

                                                                                                        UNASSIGNED      TOTAL
                                                           COMMON     PREFERRED   SURPLUS     PAID-IN    SURPLUS    CAPITAL AND
                                                            STOCK       STOCK      NOTES      SURPLUS   (DEFICIT)     SURPLUS
                                                          ---------------------------------------------------------------------
Balance at January 1, 2002
   Transamerica Life Insurance Company                    $  2,235     $ 425    $       -   $ 534,282   $ 212,296    $ 749,238
   Transamerica Assurance Company                            2,500         -            -      87,840     (50,909)      39,431
   Merger adjustment                                        (2,500)        -            -       2,500         -              -
                                                          --------------------------------------------------------------------
As restated                                                  2,235       425            -     624,622     161,387      788,669
   Net loss                                                      -         -            -           -    (135,476)    (135,476)
   Change in net unrealized capital gains/losses                 -         -            -           -     (76,803)     (76,803)
   Change in non-admitted assets                                 -         -            -           -     (43,027)     (43,027)
   Change in asset valuation reserve                             -         -            -           -      (2,514)      (2,514)
   Tax benefit on stock options exercised                        -         -            -           -         106          106
   Change in surplus in separate accounts                        -         -            -           -      (2,521)      (2,521)
   Change in liability for reinsurance in unauthorized
     companies                                                   -         -            -           -      (1,848)      (1,848)
   Change in net deferred income tax asset                       -         -            -           -     115,656      115,656
   Cumulative effect of changes in accounting
     principles                                                  -         -            -           -     (65,363)     (65,363)
   Change in reserves on account of change in
     valuation basis                                             -         -            -           -     (21,693)     (21,693)
   Issuance of surplus notes                                     -         -      575,000           -           -      575,000
   Reinsurance transactions                                      -         -            -           -      (4,120)      (4,120)
   Capital contribution                                          -         -            -     430,000           -      430,000
                                                          --------------------------------------------------------------------
Balance at December 31, 2002                                 2,235       425      575,000   1,054,622     (76,216)   1,556,066
   Net income                                                    -         -            -           -     167,149      167,149
   Change in net unrealized capital gains/losses                 -         -            -           -      18,629       18,629
   Change in non-admitted assets                                 -         -            -           -      48,229       48,229
   Change in asset valuation reserve                             -         -            -           -     (98,216)     (98,216)
   Change in surplus in separate accounts                        -         -            -           -      (3,181)      (3,181)
   Change in provision for reinsurance in unauthorized
     companies                                                   -         -            -           -       3,336        3,336
   Cumulative effect of change in accounting                                            -
principles                                                       -         -                        -     (31,957)     (31,957)
   Change in net deferred income tax asset                       -         -            -           -     (78,803)     (78,803)
   Dividend to stockholder                                       -         -            -           -     (45,700)     (45,700)
   Capital distribution                                          -         -            -    (254,300)          -     (254,300)
   Capital contribution                                          -         -            -      80,000           -       80,000
   Change in reserves on account of change in
     valuation basis                                             -         -            -           -       3,572        3,572
   Reinsurance transactions                                      -         -            -           -      10,407       10,407
                                                          --------------------------------------------------------------------
Balance at December 31, 2003                             $   2,235     $ 425     $575,000   $ 880,322   $ (82,751)  $1,375,231

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)

                                                                                                        UNASSIGNED      TOTAL
                                                          COMMON     PREFERRED    SURPLUS     PAID-IN    SURPLUS    CAPITAL AND
                                                           STOCK       STOCK       NOTES      SURPLUS   (DEFICIT)     SURPLUS
                                                         ----------------------------------------------------------------------
Balance at December 31, 2003                             $   2,235     $ 425     $575,000   $ 880,322   $ (82,751)  $1,375,231
   Net income                                                   -          -            -           -     128,775      128,775
   Change in net unrealized capital gains/losses                -          -            -           -      26,751       26,751
   Change in non-admitted assets                                -          -            -           -      57,955       57,955
   Change in asset valuation reserve                            -          -            -           -    (184,440)    (184,440)
   Change in surplus in separate accounts                       -          -            -           -         493          493
   Change in provision for reinsurance in unauthorized
     companies                                                  -          -            -           -        (136)        (136)
   Change in net deferred income tax asset                      -          -            -           -     (21,322)     (21,322)
   Issuance of common stock in connection with
     statutory merger                                         343          -            -           -        (343)           -
   Capital contribution                                         -          -            -     490,000           -      490,000
   Change in reserves on account of change in
     valuation basis                                            -          -            -           -       1,423        1,423
   Reinsurance transactions                                     -          -            -           -     (11,008)     (11,008)
   Contributed surplus related to stock appreciation                                    -
     rights plan of indirect parent                             -          -                        -         613          613
                                                         ---------------------------------------------------------------------
Balance at December 31, 2004                             $   2,578     $ 425     $575,000  $1,370,322   $ (83,990)  $1,864,335
                                                         =====================================================================

See accompanying notes.

                       Transamerica Life Insurance Company

                    Statements of Cash Flow - Statutory Basis
                             (Dollars in Thousands)

                                                                     YEAR ENDED DECEMBER 31
                                                               2004             2003             2002
                                                             --------------------------------------------
                                                                              RESTATED         RESTATED
OPERATING ACTIVITIES

Premiums collected, net of reinsurance                       $ 3,680,325     $ 5,817,320      $ 9,028,908
Net investment income                                          1,428,250       1,332,211        1,097,628
Miscellaneous income                                             813,730         250,324          325,125
Benefit and loss related payments                             (3,452,717)     (2,506,149)      (1,795,692)
Net transfers to separate accounts                              (525,852)     (2,279,325)      (3,717,876)
Commissions, expenses paid and aggregate write-ins for
   deductions                                                   (671,161)       (693,450)        (722,612)
Dividends paid to policyholders                                     (354)           (431)            (566)
Federal and foreign income taxes paid                            (34,146)        (68,581)         (53,330)
                                                             --------------------------------------------
Net cash provided by operating activities                      1,238,075       1,851,919        4,161,585

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:

   Bonds                                                      17,351,716      23,557,623       20,841,597
   Stocks                                                        146,455          35,838           66,237
   Mortgage loans                                                484,773         340,310          142,956
   Real estate                                                    22,678           9,555            3,696
   Other invested assets                                         324,408          89,066           70,148
   Receivable/payable for securities                           1,145,717         146,973                -
   Miscellaneous proceeds                                          3,952         183,401                -
                                                             --------------------------------------------
Total investment proceeds                                     19,479,699      24,362,766       21,124,634

Cost of investments acquired:
   Bonds                                                     (19,431,796)    (25,143,592)     (26,832,908)
   Stocks                                                       (151,639)        (63,612)        (118,577)
   Mortgage loans                                               (803,164)     (1,289,721)        (739,168)
   Real estate                                                       (34)          1,760           (2,261)
   Other invested assets                                        (500,361)       (171,048)        (199,836)
   Miscellaneous applications                                    (37,463)       (262,515)        (176,501)
                                                             --------------------------------------------
Total cost of investments acquired                           (20,924,459)    (26,928,728)     (28,069,251)
Net increase in policy loans                                      (3,439)         (2,458)          (2,114)
                                                             --------------------------------------------
Net cost of investments acquired                             (20,927,896)    (26,931,186)     (28,071,365)
                                                             --------------------------------------------
Net cash used in investing activities                         (1,448,197)     (2,568,420)      (6,946,731)

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

                                                                        YEAR ENDED DECEMBER 31
                                                                2004             2003             2002
                                                              -------------------------------------------
FINANCING AND MISCELLANEOUS ACTIVITIES                                         RESTATED         RESTATED
Other cash provided:
   Capital and surplus paid in                                  $490,000        $280,000         $805,000
   Net deposits and withdrawals on deposit-type
     contract funds and other liabilities without life
     or disability contingencies                                  (2,167)       (166,407)       2,256,359
   Other sources                                                 625,239         417,888          157,292
                                                              -------------------------------------------
Total cash provided                                            1,113,072         531,481        3,218,651
 Other cash applied:
   Dividends paid to stockholder                                       -         (45,700)               -
   Capital distribution                                                -        (254,300)               -
                                                              -------------------------------------------
Total other cash applied                                               -        (300,000)               -
                                                              -------------------------------------------
Net cash provided by financing and miscellaneous
   activities                                                  1,113,072         231,481        3,218,651
                                                              -------------------------------------------
Net increase (decrease) in cash and short-term
   investments                                                   902,950        (485,020)         433,505

Cash and short-term investments:
   Beginning of year                                             180,965         665,985          232,480
                                                              -------------------------------------------
   End of year                                                $1,083,915      $  180,965       $  665,985
                                                              ===========================================

See accompanying notes.

                       Transamerica Life Insurance Company

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2004

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Transamerica Life Insurance Company (the Company) is a stock life insurance company and is owned by AEGON USA, Inc. (86.7% of common shares) and Transamerica Life Insurance and Annuity Company (13.3% of common shares). AEGON USA, Inc. (AEGON) and Transamerica Life Insurance and Annuity Company are both indirect wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2004, the Company completed a merger with Transamerica Assurance Company (TAC), which was a wholly-owned subsidiary of an affiliate, Transamerica Life Insurance and Annuity Company (TALIAC). The merger was accounted for in accordance with SSAP No. 68 as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities, and surplus of TAC were carried forward to the merged company. As a result of the merger, TALIAC was issued 34,295 shares of the Company's common stock. The accompanying financial information is not necessarily indicative of the results that would have been recorded had the merger actually occurred on January 1, 2002, nor is it indicative of future results.

Summarized financial information for the Company and TAC restated for periods prior to the merger are as follows:

                       NINE MONTHS ENDED
                          SEPTEMBER 30               YEAR ENDED DECEMBER 31
                              2004                    2003             2002
                       -------------------------------------------------------
                            UNAUDITED
   Revenues:
     Company               $ 3,953,781           $  8,821,301     $ 10,355,326
     TAC                       152,450                171,400          149,121
                       -------------------------------------------------------
   As restated             $ 4,106,231           $  8,992,701     $ 10,504,447
                       =======================================================

   Net income (loss):

     Company               $    85,793           $    214,137     $   (121,152)
     TAC                       (12,013)               (46,988)         (14,324)
                       -------------------------------------------------------
   As restated             $    73,780           $    167,149     $   (135,476)
                       =======================================================

                       Transamerica Life Insurance Company

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                                  SEPTEMBER 30          DECEMBER 31
                                      2004                 2003
                                  ----------------------------------
                                   UNAUDITED
   Assets:
     Company                      $ 40,290,163       $    37,937,428
     TAC                               988,669               954,582
                                  ----------------------------------
   As restated                    $ 41,278,832       $    38,892,010
                                  ==================================

   Liabilities:
     Company                      $ 38,991,898       $    36,615,299
     TAC                               949,526               901,480
                                  ----------------------------------
   As restated                    $ 39,941,424       $    37,516,779
                                  ==================================

   Capital and surplus:
     Company                       $ 1,298,265       $     1,322,129
     TAC                                39,143                53,102
                                  ----------------------------------
   As restated                     $ 1,337,408       $     1,375,231
                                  ==================================

NATURE OF BUSINESS

The Company sells individual non-participating whole life, endowment and term contracts, as well as a broad line of single fixed and flexible premium annuity products and guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia and Guam. Sales of the Company's products are primarily through the Company's agents and financial institutions.

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

     Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

     All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the fair value. If high credit quality securities are adjusted, the retrospective method is used.

     Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

     Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus (deficit) rather than to income as would be required under GAAP.

     Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

     The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

     Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve"
     (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

     The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

     Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

     Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus (deficit). Under GAAP, such assets are included in the balance sheet.

     Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits expense. Interest on these policies are reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies, premiums received and benefits paid would be recorded directly to the reserve liability.

     Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Reinsurance: A liability for reinsurance balances would be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus (deficit). Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

     Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

     Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

     Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

     Surplus Notes: Surplus notes are reported as capital and surplus rather than as liabilities as would be required under GAAP.

     Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accretion of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated companies and affiliated mutual funds are carried at market value and the related unrealized capital gains or losses are reported in unassigned surplus. Stocks of affiliated companies are carried at equity in the underlying net assets. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and limited partnerships and are recorded at equity in underlying net assets. Other "admitted assets" are valued principally at cost.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2004 and 2003, the Company excluded investment income due and accrued of $552 and $1,653, respectively, with respect to such practices.

DERIVATIVE INSTRUMENTS

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the hedged asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the hedged liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. A cash payment is often exchanged at the outset of the swap contract to represent the present value of cash flows of the instrument. This payment occurs because the derivative is being purchased between coupon periods or the rates in the swap are not at market. A single net payment is exchanged at each due date as well as at the end of the contract. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the underlying instrument. These swaps meet hedge accounting rules and are carried at amortized cost, consistent with the manner in which the hedged items are carried. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

The Company may invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Each mortgage loan is hedged individually and the relevant terms of the asset and derivative must be the same. These caps require a premium to be paid at the onset of the contract and the Company benefits from the receipt of payments should rates rise above the strike rate. These derivatives meet hedge accounting rules and are carried at amortized cost in the financial statements. A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current interest rate environment for the future. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and amortized into earnings over the life of the future, investment asset.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset to a lower rated investment grade asset. The benefits of using the swap market to replicate credit quality include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of 'A' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets.

These derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

AGGREGATE POLICY RESERVES

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to
11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts in Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners' Annuity Reserve Valuation Method.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

REINSURANCE

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus (deficit) and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserve in the statement of operations.

SEPARATE ACCOUNTS

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

not included in the accompanying financial statements. The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

PREMIUMS AND ANNUITY CONSIDERATIONS

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Revenues are recognized when due. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue or benefits paid.

STOCK OPTION AND STOCK APPRECIATION RIGHTS PLANS

Beginning in 2003, the Company's employees participate in various stock appreciation rights (SAR) plans issued by the Company's indirect parent. In accordance with SSAP No. 13, the expense related to these plans for the Company's employees has been charged to the Company, with an offsetting amount credited to capital and surplus. The Company recorded an expense of $613 for year ended December 31, 2004.

RECLASSIFICATIONS

Certain reclassifications have been made to the 2003 and 2002 financial statements to conform to the 2004 presentation.

2. ACCOUNTING CHANGES

On December 31, 2002, the Company adopted the provisions of Actuarial Guideline 39 (Guideline 39). The purpose of Guideline 39 is to interpret the standards for the valuation of reserves for guaranteed living benefits included in variable deferred and immediate annuity contracts. The Company had previously provided reserves for such guarantees based on the accumulation of the amount charged to policyholders for these benefits. The cumulative effect of adopting Guideline 39 on December 31, 2002, was to increase reserves by $65,363, which was charged directly to unassigned surplus (deficit) as a change in accounting principle.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

2. ACCOUNTING CHANGES (CONTINUED)

Effective January 1, 2003, the Company adopted SSAP No. 86 Accounting for Derivative Instruments and Hedging Activities. In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. This change of accounting principle had no impact on capital and surplus as of January 1, 2003.

During 2003, the state of Missouri (the state of domicile for TAC prior to the merger into the Company) adopted Actuarial Guideline 38 through its adoption of the June 30, 2003 Accounting Practices and Procedures Manual. As such, the Company has adopted this guideline. Reserves as of January 1, 2003 under Actuarial Guideline 38, were increased by $31,957 and this amount has been recorded directly to unassigned surplus as the cumulative effect of a change in accounting principle.

3. CAPITAL STRUCTURE

The Company has 42,500 shares of preferred stock outstanding that is owned by AEGON. The par value of the preferred stock is $10 per share and the liquidation value is equal to $1,364.70 per share. This per share liquidation value shall be adjusted proportionally to reflect any resulting increase or decrease in the number of outstanding shares of preferred stock. Holders of the preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages and debt securities and these dividends are cumulative in nature. Holders of the shares of preferred stock have no right to cause mandatory or optional redemption of the shares. At both December 31, 2004 and 2003, there were no cumulative unpaid dividends relating to the preferred shares.

At December 31, 2002, the Company accrued $200,000 for a capital contribution receivable from its parent. This capital contribution was carried as an admitted asset based on approval from the Insurance Division, Department of Commerce, of the State of Iowa and receipt of the capital contribution prior to the filing of the annual statement, in accordance with SSAP No. 72.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

3. CAPITAL STRUCTURE (CONTINUED)

During 2002, the Company received $575,000 from Transamerica Holding Company, LLC, an affiliate, in exchange for surplus notes. These notes are due 20 years from the date of issuance and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. Additional information related to the surplus notes at December 31, 2004 and 2003, are as follows:

   DECEMBER 31, 2004

                                              BALANCE
                                                OUT-        INTEREST
                                  ORIGINAL    STANDING        PAID         TOTAL
                       INTEREST    AMOUNT    AT END OF      CURRENT      INTEREST      ACCRUED
      DATE ISSUED        RATE     OF NOTES      YEAR          YEAR         PAID       INTEREST
----------------------------------------------------------------------------------------------
September 30, 2002        6.0%    $275,000    $275,000      $ 16,500     $ 33,000     $  4,125
December 30, 2002         6.0      300,000     300,000        18,000       31,550        4,500
                                  ------------------------------------------------------------
Total                             $575,000    $575,000      $ 34,500     $ 64,550     $  8,625
                                  ============================================================

   DECEMBER 31, 2003

                                              BALANCE
                                                OUT-        INTEREST
                                  ORIGINAL    STANDING        PAID         TOTAL
                       INTEREST    AMOUNT    AT END OF      CURRENT      INTEREST      ACCRUED
      DATE ISSUED        RATE     OF NOTES      YEAR          YEAR         PAID       INTEREST
----------------------------------------------------------------------------------------------
September 30, 2002        6.0%    $275,000    $275,000      $ 16,500     $ 16,500     $  4,125
December 30, 2002         6.0      300,000     300,000        13,550       13,550        4,500
                                  ------------------------------------------------------------
Total                             $575,000    $575,000      $ 30,050     $ 30,050     $  8,625
                                  ============================================================

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

4.   FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

     Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities, including affiliated mutual funds, are based on quoted market prices.

     Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

     Interest rate caps and swaps: Estimated fair value of interest rate caps are based upon the latest quoted market price. Estimated fair value of swaps, including interest rate and currency swaps, are based upon the pricing differential for similar swap agreements. The related carrying value of these items is included with other invested assets.

     Receivable from parents, subsidiaries, and affiliates: The fair values for short-term notes receivable from affiliates are assumed to equal their carrying amount.

     Separate account assets: The fair value of separate account assets are based on quoted market prices.

     Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts, which include guaranteed interest contracts and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

4.   FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

     Separate account annuity liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                                     DECEMBER 31
                                                          2004                            2003
                                              ---------------------------     ----------------------------
                                                CARRYING                        CARRYING
                                                 AMOUNT        FAIR VALUE        AMOUNT         FAIR VALUE
                                              ---------------------------     ----------------------------
   ADMITTED ASSETS
   Cash and short-term investments            $  1,083,915   $   1,083,915    $    180,965   $     180,965
   Bonds                                        23,378,296      24,081,797      21,237,543      21,971,319
   Preferred stocks, other than affiliates         120,241         128,761          98,178          99,879
   Common stocks, other than affiliates            164,778         164,778         127,048         127,048
   Mortgage loans on real estate                 3,907,422       4,118,224       3,585,272       3,782,857
   Policy loans                                     79,894          79,894          76,455          76,455
   Interest rate caps                                   24              30              43              82
   Swaps                                          (213,520)        310,227        (180,628)        170,896
   Receivable from parents, subsidiaries,
     and affiliates                                 47,800          47,800               -               -
   Separate account assets                      13,878,229      13,878,229      12,262,847      12,262,847

   LIABILITIES
   Investment contract liabilities              21,239,415      21,467,324      19,083,086      19,557,021
   Separate account annuity liabilities         11,170,132      11,170,132      10,251,990      10,251,990

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

5. INVESTMENTS

The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:

                                                                              GROSS        GROSS
                                                                           UNREALIZED    UNREALIZED
                                                               GROSS       LOSSES LESS   LOSSES 12      ESTIMATED
                                                CARRYING    UNREALIZED       THAN 12     MONTHS OR        FAIR
                                                 AMOUNT        GAINS         MONTHS        MORE          VALUE
                                               --------------------------------------------------------------------
   DECEMBER 31, 2004
   Bonds:
     United States Government and agencies     $    738,387     $  4,044   $    4,726   $    1,539      $   736,165
     State, municipal, and other government         619,802       66,575        5,834        2,699          677,844
     Public utilities                             1,472,197       84,398        3,071        3,411        1,550,113
     Industrial and miscellaneous                12,769,172      588,991       31,508       28,191       13,298,464
     Mortgage and other asset-backed
       securities                                 7,778,738       94,190       13,581       40,136        7,819,211
                                               --------------------------------------------------------------------
                                                 23,378,296      838,198       58,720       75,976       24,081,797
   Affiliated preferred stocks                        1,102            -            -            -            1,102
   Other preferred stocks                           120,241        8,655          135            -          128,761
                                               --------------------------------------------------------------------
                                                $23,499,639     $846,853     $ 58,855     $ 75,976      $24,211,660
                                               ====================================================================

                                                                              GROSS        GROSS
                                                                           UNREALIZED    UNREALIZED
                                                               GROSS       LOSSES LESS   LOSSES 12      ESTIMATED
                                                CARRYING    UNREALIZED       THAN 12     MONTHS OR        FAIR
                                                 AMOUNT        GAINS         MONTHS        MORE          VALUE
                                               ------------------------------------------------------------------
   DECEMBER 31, 2003
   Bonds:
     United States Government and agencies     $    538,953     $  2,901 $    9,168  $         -      $   532,686
     State, municipal, and other government         628,214       79,140      3,936        7,405          696,013
     Public utilities                             1,319,612       76,439      8,597        3,624        1,383,830
     Industrial and miscellaneous                12,029,975      643,996     54,177       15,862       12,603,932
     Mortgage and other asset-backed
       securities                                 6,720,789      113,228     32,316       46,843        6,754,858
                                               ------------------------------------------------------------------
                                                 21,237,543      915,704    108,194       73,734       21,971,319
   Affiliated preferred stocks                          944            -          -            -              944
   Other preferred stocks                            98,178        1,716         15            -           99,879
                                               ------------------------------------------------------------------
                                                $21,336,665     $917,420   $108,209     $ 73,734      $22,072,142
                                               ==================================================================

The Company held bonds and preferred stock at December 31, 2004 and 2003 with a carrying value of $52,103 and $17,581, respectively, and amortized cost of $64,868 and $39,700, respectively, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

5. INVESTMENTS (CONTINUED)

unassigned surplus. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds and preferred stocks with gross unrealized losses at December 31, 2004 and 2003 is as follows:

                                                    LOSSES LESS      LOSSES 12
                                                      THAN 12        MONTHS OR
                                                       MONTHS           MORE          TOTAL
                                                    -------------------------------------------

   DECEMBER 31, 2004
   Bonds:
     United States Government and agencies          $   330,302  $     91,595       $   421,897
     State, municipal and other government               21,981        35,514            57,495
     Public utilities                                   202,602       106,487           309,089
     Industrial and miscellaneous                     2,112,226       674,599         2,786,825
     Mortgage and other asset-backed securities       2,600,155       478,939         3,079,094
                                                    -------------------------------------------
                                                      5,267,266     1,387,134         6,654,400
   Other preferred stocks                                16,361             -            16,361
                                                    -------------------------------------------
                                                     $5,283,627    $1,387,134        $6,670,761
                                                    ===========================================


                                                    LOSSES LESS      LOSSES 12
                                                      THAN 12        MONTHS OR
                                                       MONTHS           MORE          TOTAL
                                                    -------------------------------------------
   DECEMBER 31, 2003
   Bonds:
     United States Government and agencies          $   406,041  $          -       $   406,041
     State, municipal and other government               56,448         3,448            59,896
     Public utilities                                   244,189        46,765           290,954
     Industrial and miscellaneous                     2,005,249       287,411         2,292,660
     Mortgage and other asset-backed securities       2,030,407       699,701         2,730,108
                                                    -------------------------------------------
                                                      4,742,334     1,037,325         5,779,659
   Other preferred stocks                                 4,430             -             4,430
                                                    -------------------------------------------
                                                     $4,746,764    $1,037,325        $5,784,089
                                                    ===========================================

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

5. INVESTMENTS (CONTINUED)

The carrying amounts and estimated fair values of bonds at December 31, 2004, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    CARRYING          ESTIMATED
                                                      AMOUNT          FAIR VALUE
                                                  ------------------------------
   Due in one year or less                        $     368,682    $     374,858
   Due after one year through five years              5,638,591        5,805,902
   Due after five years through ten years             7,115,385        7,406,145
   Due after ten years                                2,476,900        2,675,681
                                                  ------------------------------
                                                     15,599,558       16,262,586
   Mortgage and other asset-backed securities         7,778,738        7,819,211
                                                  ------------------------------
                                                    $23,378,296      $24,081,797
                                                  ==============================

The Company regularly monitors industry sectors and individual debt securities for signs of impairment, including length of time and extent to which the market value of debt securities has been less than cost; industry risk factors; financial condition and near-term prospects of the issuer; and nationally recognized credit rating agency rating changes. Additionally for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. A specific security is considered to be impaired when it is determined that it is probable that not all amounts due (both principal and interest) will be collected as scheduled. Consideration is also given to management's intent and ability to hold a security until maturity or until fair value will recover.

The Company's investment in Transamerica Capital III, a long-term bond issued by an affiliate, is valued at amortized cost with a carrying value of $303 and $3,083 at December 31, 2004 and 2003, respectively.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

5. INVESTMENTS (CONTINUED)

A detail of net investment income is presented below:

                                                        YEAR ENDED DECEMBER 31
                                                2004            2003             2002
                                              -------------------------------------------
   Interest on bonds and preferred stocks     $1,174,456      $1,154,385    $   1,006,824
   Dividends on equity investments                 1,822           3,872            2,076
   Interest on mortgage loans                    233,847         203,996          162,311
   Rental income on real estate                    6,625           7,828            8,253
   Interest on policy loans                        5,608           5,399            4,902
   Derivatives                                   (21,395)        (22,920)         (14,101)
   Other                                          42,094          21,151           27,244
                                              -------------------------------------------
   Gross investment income                     1,443,057       1,373,711        1,197,509

   Less investment expenses                       67,575          65,834           54,440
                                              -------------------------------------------
   Net investment income                      $1,375,482      $1,307,877       $1,143,069
                                              ===========================================


Proceeds from sales and maturities of bonds and preferred stocks and related gross realized gains and losses were as follows:

                                                            YEAR ENDED DECEMBER 31
                                                     2004            2003             2002
                                                  --------------------------------------------
   Proceeds                                       $17,446,609     $23,823,647     $ 21,228,877
                                                  ============================================

   Gross realized gains                           $   196,077     $   317,148     $    159,920
   Gross realized losses                              (75,123)       (179,475)        (258,972)
                                                  --------------------------------------------
   Net realized gains (losses)                    $   120,954     $   137,673     $    (99,052)
                                                  ============================================

Gross realized losses for the years ended December 31, 2004, 2003 and 2002 include $24,495, $70,859 and $103,905, respectively, which relates to losses recognized on other than temporary declines in market value of debt securities.

At December 31, 2004, investments with an aggregate carrying value of $57,200 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

5. INVESTMENTS (CONTINUED)

Net realized capital gains (losses) on investments and change in net unrealized capital gains (losses) on investments are summarized below:

                                                                         REALIZED
                                                           --------------------------------------
                                                                  YEAR ENDED DECEMBER 31
                                                            2004          2003           2002
                                                           --------------------------------------
   Bonds and preferred stocks                              $ 120,954    $  137,673     $  (99,052)
   Equity securities                                           6,036        (1,544)         6,464
   Mortgage loans on real estate                             (11,671)          (78)           374
   Real estate                                                 6,320         1,248         (3,193)
   Short-term investments                                      2,113             -              -
   Derivatives                                               (37,464)      (74,660)       (49,788)
   Other invested assets                                      31,866         2,010          2,535
                                                           --------------------------------------
                                                             118,154        64,649       (142,660)

   Tax effect                                                (29,956)      (21,399)         9,062
   Transfer from (to) interest maintenance reserve           (48,839)      (91,431)        33,355
                                                           --------------------------------------
   Net realized capital gains (losses) on investments      $  39,359    $  (48,181)    $ (100,243)
                                                           ======================================

                                                                     CHANGE IN UNREALIZED
                                                           --------------------------------------
                                                                    YEAR ENDED DECEMBER 31
                                                             2004           2003           2002
                                                           --------------------------------------
   Bonds                                                   $ 44,559      $  83,127      $  24,267
   Preferred stocks                                           8,029           (319)        (3,665)
   Common stocks                                              9,116          2,953         (8,916)
   Affiliated entities                                          161         (4,320)          (129)
   Mortgage loans on real estate                                  -        (27,421)           452
   Other invested assets                                      5,114         21,092        (28,463)
   Real estate                                                    -              -            298
   Derivative instruments                                   (40,228)       (56,483)       (60,647)
                                                           --------------------------------------
   Change in net unrealized capital gains (losses)         $ 26,751       $ 18,629       $(76,803)
                                                           ======================================

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

5. INVESTMENTS (CONTINUED)

     Gross unrealized gains and gross unrealized losses on unaffiliated common stocks are as follows:

                                                             DECEMBER 31
                                                           2004           2003
                                                         ----------------------
   Unrealized gains                                      $13,394        $ 2,933
   Unrealized losses                                      (2,556)        (1,250)
                                                         ----------------------
   Net unrealized gains                                  $10,838        $ 1,683
                                                         ======================

During 2004, the Company issued mortgage loans with interest rates ranging from 2.28% to 7.04%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 90%. Mortgage loans with a carrying value of $4,069 were non-income producing for the previous 180 days. Accrued interest of $371 related to these mortgage loans was excluded from investment income at December 31, 2004. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 2004 and 2003, the Company had recorded investment in restructured securities of $20,606 and $4,472, respectively. There were no capital losses taken as a result of such restructurings. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

At December 31, 2004 and 2003, the Company had loans of $63,827 and $0, respectively, for which impairments have been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2004, and 2003 related to such restructurings. There are no commitments to lend additional funds to debtors owing receivables.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

5. INVESTMENTS (CONTINUED)

At December 31, 2004 and 2003, the Company held a mortgage loan loss reserve in the AVR of $96,069 and $42,314, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

             GEOGRAPHIC DISTRIBUTION              PROPERTY-TYPE DISTRIBUTION
  -----------------------------------------    ---------------------------------
                             DECEMBER 31                           DECEMBER 31
                           2004       2003                       2004       2003
                           ----------------                      ---------------
  South Atlantic             22%        25%    Office             37%        38%
  Pacific                    20         23     Industrial         21         22
  Mountain                   17         14     Apartment          20         18
  E. North Central           16         13     Retail             16         16
  Middle Atlantic            11         11     Other               6          6
  W. North Central            6          6
  W. South Central            3          4
  E. South Central            3          2
  New England                 2          2

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A cash payment is often exchanged at the outset of the swap contract, representing the present value of cash flows of the instrument. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

The Company may invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract. A single premium is paid by the Company at the beginning of the interest rate cap contracts.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

5. INVESTMENTS (CONTINUED)

The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values and ease the execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2004 and 2003, the Company had replicated assets with a fair value of $220,517 and $196,173, respectively, and credit default swaps with a fair value of $469 and $(841), respectively. During the three years ended December 31, 2004, 2003, and 2002, the Company did not recognize any capital losses related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of 'A' or better. As of December 31, 2004, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $557,055.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets.

At December 31, 2004 and 2003, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

                                                                   NOTIONAL AMOUNT
                                                               ------------------------
                                                                  2004         2003
                                                               ------------------------
   Derivative securities:
     Interest rate and currency swaps:
       Receive fixed - pay floating                            $4,764,603    $4,295,140
       Receive floating - pay fixed                             4,894,349     4,884,879
       Receive floating (uncapped) - pay floating (capped)      2,806,196     2,901,587
     Interest rate cap agreements                                  30,854        32,446

The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions is 19 years. If the forecasted asset purchase does not occur or is no longer highly probable of occurring, valuation at cost ceases and

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

5. INVESTMENTS (CONTINUED)

the forward-starting swap would be valued at its current fair value with fair value adjustments recorded in unassigned surplus. For the years ended December 31, 2004 and 2003, none of the Company's cash flow hedges have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

Derivative instruments that qualify for hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. Derivatives used in hedging transactions that do not meet the criteria of an effective hedge are accounted for at fair value and the changes in fair value are recorded in surplus as unrealized gains and losses. For the years ended December 31, 2004 and 2003, the Company has recorded $69 and $(713), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss).

6. REINSURANCE

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Reinsurance assumption treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                                     YEAR ENDED DECEMBER 31
                                                 2004            2003            2002
                                              -----------------------------------------
   Direct premiums                            $4,089,877      $5,934,444     $9,175,527
   Reinsurance assumed - non affiliates            4,135          28,199         30,473
   Reinsurance assumed - affiliates              457,885         145,114        218,537
   Reinsurance ceded - non affiliates           (148,315)       (199,327)      (330,692)
   Reinsurance ceded - affiliates               (720,278)        (44,383)       (28,055)
                                              -----------------------------------------
   Net premiums earned                        $3,683,304      $5,864,047     $9,065,790
                                              =========================================

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

6. REINSURANCE (CONTINUED)

The Company received reinsurance recoveries in the amount of $159,604, $229,100, and $175,489, during 2004, 2003, and 2002, respectively. At December 31, 2004 and 2003, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $15,175 and $17,152, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2004 and 2003 of $1,365,444 and $1,406,879, respectively.

At December 31, 2004, amounts recoverable from unauthorized reinsurers of $2,089 (2003 - $2,153) and reserve credits for reinsurance ceded of $31,484 (2003 - $34,928) were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $37,230 at December 31, 2004, that can be drawn on for amounts that remain unpaid for more than 120 days.

During 2003, the Company recaptured a block of business ceded to a non-affiliated company. The recapture resulted in no consideration received by or paid to the Company. This recapture resulted in a pre-tax loss of $3,323, which was recorded in the statement of operations. The loss was offset by the release of liability for unauthorized reinsurance and non-admitted assets related to the reinsurance treaty of $3,208, which were credited directly to unassigned surplus.

During 2003, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd, an affiliate. Under the terms of this transaction, the Company ceded the obligations and benefits related to certain life insurance contracts. The difference between the consideration paid of $2,608 and the reserve credit taken of $6,188 was credited directly to unassigned surplus on a net of tax basis. Subsequent to the initial gain, the Company has amortized $266 and $275 into earnings during 2004 and 2003, respectively, with a corresponding charge to unassigned surplus. The Company holds collateral in the form of letters of credit of $9,400.

During 2003, the Company entered into an indemnity reinsurance agreement in which the Company agreed to cede the obligations and benefits related to certain fixed annuity contracts on a coinsurance and modified coinsurance basis. The Company received a ceding commission of $13,386 at the inception of the contract. In addition, the Company released the IMR liability of $12,906 related to the assets backing the ceded contracts because the future investment experience to be transferred to the assuming company will be without adjustment of the IMR that existed at the date of the initial transaction. The resulting gain from the ceding commission and the IMR release has been recorded

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

6. REINSURANCE (CONTINUED)

directly to the unassigned surplus on a net of tax basis. The initial mod-co transaction of $1,587,431 is included separately in the revenue and expense sections of the Company's statement of operations for 2003. During 2004 and 2003, the Company has amortized $6,979 and $9,473, respectively, of the initial gain into earnings with a corresponding charge to unassigned surplus.

The Company has historically been a party to various reinsurance transactions with MEGA Life and Health Insurance Co. and its affiliates ("MEGA") related to certain accident and health business. During 2003, the Company entered into several reinsurance transactions and novations of certain underlying policies such that all risks associated with these treaties and policies have been ceded to MEGA. No gain or loss was recognized related to these transactions.

During 2004, the Company entered into another reinsurance transaction to cede the new production of certain fixed annuity contracts to Transamerica International Re (Ireland) Ltd (TIRe), an affiliate of the Company, on a funds withheld basis. The Company ceded premiums of $677,733 during 2004 and has taken a reserve credit of $650,613 at December 31, 2004. The Company has a liability for funds held under reinsurance of $620,934 at December 31, 2004. The consummation of this treaty caused no initial gain or loss.

On October 1, 2004 the Company recaptured the business it had ceded under a reinsurance treaty with First AUSA Life Insurance Company, an affiliate. The Company received $643,279 as consideration for this recapture, which has been included in the Company's statement of operations. The change in reserves of $643,279 related to the recapture has been reported in the statement of operations as an increase in reserves.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

7. INCOME TAXES

The main components of net deferred income taxes are as follows:

                                                        DECEMBER 31
                                                    2004           2003
                                                  ------------------------
   Deferred income tax assets:
     Guaranty funds                               $   5,770      $   5,477
     Non-admitted assets                                788         22,010
     807(f) assets                                    4,606          4,294
     Deferred acquisition costs                     179,494        160,643
     Reserves                                        71,710         66,726
     Unrealized capital losses                       31,811         45,028
     Other                                           28,446         15,059
                                                  ------------------------
   Total deferred income tax assets               $ 322,625      $ 319,237
                                                  ========================

   Deferred income tax assets - nonadmitted       $ 146,140      $ 158,651
                                                  ========================

   Deferred income tax liabilities:
     Unrealized capital gains                     $  94,585      $  77,748
     Other                                           13,867          5,994
                                                  ------------------------
   Total deferred income tax liabilities          $ 108,452      $  83,742
                                                  ========================

The change in net deferred income tax assets and deferred income tax assets - nonadmitted are as follows:

                                                                YEAR ENDED DECEMBER 31
                                                             2004          2003          2002
                                                          -------------------------------------
   Change in net deferred income tax asset                $(21,322)    $ (78,803)      $115,655
   Change in deferred income tax assets - nonadmitted     $(12,511)    $ (36,917)      $ 34,836

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

7. INCOME TAXES (CONTINUED)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain/loss from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:

                                                                YEAR ENDED DECEMBER 31
                                                         2004          2003           2002
                                                        ------------------------------------
   Income tax computed at federal statutory
     rate (35%)                                         $37,366      $96,026       $  (7,023)
     Deferred acquisition costs - tax basis              18,744       15,408          30,911
     Depreciation                                            53         (112)           (148)
     Dividends received deduction                        (5,891)      (2,597)         (2,413)
     IMR amortization                                    (5,438)      (8,108)           (382)
     Investment income items                             (6,060)      (5,054)         (4,934)
     Low income housing credits                          (5,215)      (6,035)         (6,051)
     Prior year under (over) accrual                    (15,214)     (40,689)            832
     Reinsurance transactions                            (3,853)       3,643          (1,442)
     Tax reserve adjustment                               4,041        3,168           7,072
     Other                                               (1,189)       3,379          (1,256)
                                                        ------------------------------------
   Federal income tax expense                           $17,344     $ 59,029         $15,166
                                                        ====================================

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income. In addition, any operating loss or capital loss carryforwards are calculated for the life and nonlife subgroups on a consolidated basis.

The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. The examination fieldwork for 1996 through 1997 has been completed and a protest of findings has been filed with the Appeals Office of the Internal Revenue Service. Management does not believe the

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

7. INCOME TAXES (CONTINUED)

outcome of the protest of findings will have a material effect on the Company's financial position or results of operations. An examination is underway for 1998 through 2000.

Income taxes incurred during 2004, 2003 and 2002 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $312,070, $199,850, and $1,319, respectively.

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements for income deferred in the PSA ($20,387 at December 31, 2004). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $7,135.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

8. POLICY AND CONTRACT ATTRIBUTES

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relate to liabilities established on a variety of the Company's annuity and deposit-type products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                                                                      DECEMBER 31
                                                          2004                           2003
                                              --------------------------     --------------------------
                                                                 PERCENT                        PERCENT
                                                   AMOUNT       OF TOTAL          AMOUNT       OF TOTAL
                                              --------------------------     --------------------------

   Subject to discretionary withdrawal with
     market value adjustment                  $   1,799,699         5%       $    2,234,306        7%
   Subject to discretionary withdrawal at
     book value less surrender charge             5,649,820        17            7,572,375        23
   Subject to discretionary withdrawal at
     market value                                10,753,638        32            9,772,559        30
   Subject to discretionary withdrawal at
     book value (minimal or no charges or
     adjustments)                                 8,507,622        25            5,886,716        18
   Not subject to discretionary withdrawal
     provision                                    7,269,599        21            6,994,416        22
                                              --------------------------     --------------------------
                                                 33,980,378       100%          32,460,372       100%
                                                                ========                       ========
   Less reinsurance ceded                         1,254,582                      1,295,797
                                              --------------                  -------------
   Total policy reserves on annuities and
     deposit-type liabilities                  $ 32,725,796                   $ 31,164,575
                                              ==============                  =============

Included in the liability for deposit-type contracts at December 31, 2004 and 2003 are $4,236,873 and $4,381,000, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance is used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders. At December 31, 2004, the contractual maturities were: 2005 - $782,698; 2006 - $1,139,983; 2007 - $1,374,936; 2008 - $100,117; 2009 - $371,151
and thereafter - $467,988.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

The Company's liability for deposit-type contracts includes GIC's and funding agreements assumed from Monumental Life Insurance Company, an affiliate. The liabilities assumed are $5,007,410 and $5,426,617 at December 31, 2004 and 2003, respectively.

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2004, 2003, and 2002 is as follows:

                                                        NONINDEXED
                                                        GUARANTEED
                                                         SEPARATE     NONGUARANTEED
                                                          ACCOUNT       SEPARATE
                                                       LESS THAN 4%      ACCOUNT           TOTAL
                                                      ---------------------------------------------
Premiums, deposits, and other considerations for
  the year ended December 31, 2004                    $        --      $ 1,462,914      $ 1,462,914
                                                      =============================================
Reserves for separate accounts with assets at:
  Fair value                                          $        --      $12,892,015      $12,892,015
  Amortized cost                                          418,070               --          418,070
                                                      ---------------------------------------------
Total at December 31, 2004                            $   418,070      $12,892,015      $13,310,085
                                                      =============================================

Premiums, deposits, and other considerations for
  the year ended December 31, 2003                    $        --      $ 1,895,800      $ 1,895,800

Reserves for separate accounts with assets at:
  Fair value                                          $        --      $11,232,371      $11,232,371
  Amortized cost                                          388,149               --          388,149
                                                      ---------------------------------------------
Total at December 31, 2003                            $   388,149      $11,232,371      $11,620,520
                                                      =============================================

Premiums, deposits, and other considerations for
  the year ended December 31, 2002                    $   175,000      $ 2,958,899      $ 3,133,899
                                                      =============================================

Reserves for separate accounts with assets at:
  Fair value                                          $        --      $ 6,953,417      $ 6,953,417
  Amortized cost                                          369,996               --          369,996
                                                      ---------------------------------------------
Total at December 31, 2002                            $   369,996      $ 6,953,417      $ 7,323,413
                                                      =============================================

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                                        YEAR ENDED DECEMBER 31
                                                                     2004          2003           2002
                                                                 ----------------------------------------
   Transfers as reported in the summary of operations
     of the separate accounts statement:
       Transfers to separate accounts                            $1,463,157     $1,897,576     $3,133,334
       Transfers from separate accounts                            (897,510)       177,729        402,618
                                                                 ----------------------------------------
   Net transfers to separate accounts                               565,647      2,075,305      3,535,952

   Miscellaneous reconciling adjustments                              5,659          4,131          4,566
                                                                 ----------------------------------------
   Transfers as reported in the summary of operations of
     the life, accident and health annual statement
                                                                   $571,306     $2,079,436     $3,540,518
                                                                 ========================================

At December 31, 2004 and 2003, the Company had separate account annuities with guaranteed benefits as follows:

                                                           SUBJECTED                       REINSURANCE
                                                            ACCOUNT         AMOUNT OF        RESERVE
       BENEFIT AND TYPE OF RISK                              VALUE         RESERVE HELD      CREDIT
------------------------------------------------------------------------------------------------------
  DECEMBER 31, 2004
     Minimum guaranteed death benefit                     $12,339,896       $118,545        $27,399
     Minimum guaranteed income benefit                      8,273,717         93,888          2,760
     Guaranteed premium accumulation fund                      79,525          8,066              -
     Minimum guaranteed withdrawal benefit                    448,821          1,612         (1,255)

  DECEMBER 31, 2003

     Minimum guaranteed death benefit                     $11,168,817       $108,640        $33,703
     Minimum guaranteed income benefit                      7,812,085         70,780            569
     Guaranteed premium accumulation fund                      43,229          5,301              -
     Minimum guaranteed withdrawal benefit                     16,915             15            (19)

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

For Variable Annuities with Guaranteed Living Benefits ("VAGLB"), which includes minimum guaranteed income, minimum guaranteed withdrawal, and guaranteed premium accumulation fund benefits, the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

For Variable Annuities with Minimum Guaranteed Death Benefits ("MGDB"), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2004 and 2003, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

                                              GROSS        LOADING         NET
                                            ------------------------------------
   DECEMBER 31, 2004 Life and annuity:

     Ordinary direct first year business    $  3,703      $  2,524      $  1,179
     Ordinary direct renewal business         22,483         7,090        15,393
     Group life direct business                4,190         2,800         1,390
                                            ------------------------------------
   Total life and annuity                     30,376        12,414        17,962
   Accident and health:
     Direct                                    3,053             -         3,053
                                            ------------------------------------
   Total accident and health                   3,053             -         3,053
                                            ------------------------------------
                                             $33,429       $12,414       $21,015
                                            ====================================

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

   DECEMBER 31, 2003                           GROSS       LOADING        NET
                                              ----------------------------------
   Life and annuity:

     Ordinary direct first year business      $  6,443    $  5,060      $  1,383
     Ordinary direct renewal business           20,509       5,827        14,682
     Group life direct business                  1,960         881         1,079
                                              ----------------------------------
   Total life and annuity                       28,912      11,768        17,144
   Accident and health:
     Direct                                      2,010           -         2,010
                                              ----------------------------------
   Total accident and health                     2,010           -         2,010
                                              ----------------------------------
                                               $30,922     $11,768       $19,154
                                              ==================================

At December 31, 2004 and 2003, the Company had insurance in force aggregating $1,175,628 and $1,198,577, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $34,797 and $35,146 to cover these deficiencies at December 31, 2004 and 2003, respectively.

During 2004, the Company made a correction in the guaranteed nonforfeiture interest rate on certain universal life contracts. This caused a decrease in reserves of $1,423, which was credited to capital and surplus.

During 2003, the Company upgraded its reserve valuation system for fixed deferred annuities and variable annuities. The valuation system upgrade, which provides for more precise calculations, caused general account reserves to decrease by $3,572 and separate account reserves to increase by $4,681. The amounts relating to the general account were credited directly to unassigned surplus. The amounts related to the separate accounts are included in the change in surplus in separate accounts in the 2003 statement of changes in capital and surplus.

During 2002, the Company converted to a new reserve valuation system for fixed deferred annuities and variable annuities. The new valuation system, which provides for more precise calculations, caused general account reserves to increase by $18,990 and separate account reserves to increase by $914. The amounts relating to the general account were credited directly to unassigned surplus. The amounts related to the separate

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

accounts are included in the change in surplus in separate accounts in the 2002 statement of changes in capital and surplus.

During 2002, the Company changed the valuation interest rates assumption for a portion of its universal life business. This caused an increase in reserves of $2,703, which was charged directly to capital and surplus.

9. DIVIDEND RESTRICTIONS

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus [which aggregates a deficit of $83,990 at December 31, 2004] at the time of such dividend, the maximum payment which may be made in 2005, without the prior approval of insurance regulatory authorities, is $186,434.

During 2003, upon approval of insurance regulatory authorities, the Company paid $300,000 to its parent company. This payment consisted of a dividend of $45,700 and a return of additional paid-in-capital of $254,300.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2004, the Company meets the RBC requirements.

10. RETIREMENT AND COMPENSATION PLANS

The Company's employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on expense in accordance with Statement of Financial Accounting Standards No. 87 as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

10. RETIREMENT AND COMPENSATION PLANS (CONTINUED)

consecutive years of employment. Pension expense aggregated $1,417, $1,658, and $784 for the years ended December 31, 2004, 2003, and 2002, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $620, $637, and $353 for the years ended December 31, 2004, 2003, and 2002, respectively.

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2004, 2003, and 2002 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $172, $166, and $95 for the years ended December 31, 2004, 2003, and 2002, respectively.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

11. SALES, TRANSFER, AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES

During 2004, 2003 and 2002, the Company sold $23,460, $22,970, and $11,172, respectively, of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

12.  RELATED PARTY TRANSACTIONS

The Company shares certain offices, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2004, 2003, and 2002, the Company paid $35,941, $72,287, and $61,826, respectively, for these services, which approximates their costs to the affiliates.

Payables to affiliates bear interest at the thirty-day commercial paper rate. During 2004, 2003, and 2002, the Company paid net interest of $1,042, $985, and $737, respectively, to affiliates.

During 2004, the Company received capital contributions from AEGON and TALIAC of $424,830 and $65,170, respectively. During 2003, the Company distributed a dividend to its parent consisting of $45,700 of common stock and $254,300 of cash, and received a cash capital contribution of $200,000 that was accrued in 2002. During 2003 and 2002, the Company received a capital contribution of $80,000 and $230,000, respectively, in cash from its parent. In addition, in 2002, the Company issued a surplus note of $575,000 in exchange for cash.

At December 31, 2004 the Company reported $47,800 short-term notes receivable from Monumental Life Insurance Company, an affiliate, which is due December 23, 2005. At December 31, 2003, the Company did not have any net short-term notes receivable from an affiliate outstanding. Interest on these notes accrues based on the 30-day commercial paper rate at the time of issuance.

During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $236,425 and $226,770 at December 31, 2004 and 2003, respectively.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

13. COMMITMENTS AND CONTINGENCIES

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $2,159,379 as of December 31, 2004. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material impact on reported financial results.

The Company has also provided a guarantee for the obligations of non-insurance affiliates. These entities accept assignments of structured settlement payment obligations from other insurers and purchases structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.

The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2004, the Company has pledged invested assets with a carrying value and market value of $1,531,589 and $1,569,807, respectively, in conjunction with these transactions.

The Company may lend securities to approved broker and other parties to earn additional income. The Company receives collateral at least equal to 102% of the fair value of the loaned securities as of the transaction date. The counterparty is obligated to deliver additional collateral if the fair value of the collateral is at any time less than 100% of the fair value of the loaned securities. The additional collateral along with the collateral already held in connection with the lending transaction is at least equal to 102% of the fair value of the loaned securities. The Company does not participate in securities lending in foreign securities. There are no restrictions as to the collateral. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

December 31, 2004 and 2003, the value of securities loaned amounted to $682,627 and $1,032,994, respectively.

The Company has contingent commitments for $238,735 at December 31, 2004 for joint ventures, partnerships, and limited liability companies.

At December 31, 2004, the Company has mortgage loan commitments of $137,175.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $16,615 and $16,584 and an offsetting premium tax benefit of $7,122 and $7,217 at December 31, 2004 and 2003, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $365, $56, and $(2) for the years ended December 31, 2004, 2003, and 2002, respectively.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

14. RECONCILIATION OF CAPITAL AND SURPLUS AND NET LOSS

The following table reconciles capital and surplus and net income (loss) as reported in the Annual Statement filed with the Insurance Division, Department of Commerce, of the State of Iowa to the amounts reported in the accompanying financial statements:

                                                                                        YEAR ENDED
                                                                      DECEMBER 31,      DECEMBER 31,
                                                                          2003             2003
                                                                   ---------------------------------
                                                                     TOTAL CAPITAL
                                                                      AND SURPLUS        NET INCOME
                                                                   ---------------------------------
   Amounts reported in Annual Statement                            $    1,375,231       $    164,745
   Under accrual of life and annuity reserves                                   -              3,733
   Adjustment for reinsurance recoverables                                      -                199
   Other adjustments                                                            -               (233)
   Tax effect                                                                   -             (1,295)
                                                                   ---------------------------------
   Amounts reported herein                                         $    1,375,231       $    167,149
                                                                   =================================

                                                                                        YEAR ENDED
                                                                      DECEMBER 31,      DECEMBER 31,
                                                                          2002             2002
                                                                   ---------------------------------
                                                                     TOTAL CAPITAL
                                                                      AND SURPLUS        NET INCOME
                                                                   ---------------------------------
   Amounts reported in Annual Statement                            $    1,559,717       $   (133,072)
   Under accrual of life and annuity reserves                              (3,733)            (3,733)
   Adjustment for reinsurance recoverables                                 (1,446)              (199)
   Other adjustments                                                          233                233
   Tax effect                                                               1,295              1,295
                                                                   ---------------------------------
   Amounts reported herein                                         $    1,556,066       $   (135,476)
                                                                   =================================

There were no reconciling items at December 31, 2004 of for the year than ended.

                            Statutory-Basis Financial
                               Statement Schedules

                       Transamerica Life Insurance Company

                       Summary of Investments - Other Than
                         Investments in Related Parties
                             (Dollars in Thousands)

                                December 31, 2004

SCHEDULE I

                                                                                            AMOUNT AT
                                                                                           WHICH SHOWN
                                                                             MARKET           IN THE
                 TYPE OF INVESTMENT                        COST (1)           VALUE       BALANCE SHEET
-------------------------------------------------------------------------------------------------------
FIXED MATURITIES
Bonds:
   United States Government and government agencies
     and authorities                                      $   744,227       $   742,178      $   744,227
   States, municipalities and political subdivisions        1,718,193         1,718,213        1,718,193
   Foreign governments                                        579,846           638,453          579,846
   Public utilities                                         1,472,197         1,550,113        1,472,197
   All other corporate bonds                               18,863,530        19,432,538       18,863,530
Redeemable preferred stocks                                   120,241           128,761          120,241
                                                          ----------------------------------------------
Total fixed maturities                                     23,498,234        24,210,256       23,498,234

EQUITY SECURITIES
Common stocks:
   Banks, trust and insurance                                  67,850            67,850           67,850
   Industrial, miscellaneous and all other                     86,091            96,928           96,928
                                                          ----------------------------------------------
Total equity securities                                       153,941           164,778          164,778

Mortgage loans on real estate                               3,907,422                          3,907,422
Real estate                                                    36,753                             36,753
Policy loans                                                   79,894                             79,894
Other long-term investments                                   847,895                            847,895
Cash and short-term investments                             1,083,915                          1,083,915
                                                          -----------                        -----------
Total investments                                         $29,608,054                        $29,618,891
                                                          ===========                        ===========

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

                      Transamerica Life Insurance Company

                       Supplementary Insurance Information
                             (Dollars in Thousands)

SCHEDULE III

                                                                                                BENEFITS,
                                                                                                 CLAIMS
                              FUTURE POLICY             POLICY AND                    NET      LOSSES AND     OTHER
                              BENEFITS AND   UNEARNED    CONTRACT      PREMIUM    INVESTMENT   SETTLEMENT    OPERATING   PREMIUMS
                                EXPENSES     PREMIUMS   LIABILITIES    REVENUE     INCOME*      EXPENSES     EXPENSES*    WRITTEN
                              ------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004
Individual life                 $ 3,706,105    $    --   $18,815     $ 1,106,335  $   201,726  $   557,857  $   767,054
Individual health                   481,152     11,264    20,082         125,322       25,246      149,813       34,059   $126,384
Group life and health               371,747      3,678    26,400         133,892       20,452      129,869       69,428    222,484
Annuity                          14,791,947         --        --       2,317,755    1,128,058    3,724,119      364,062
                              -----------------------------------------------------------------------------------------
                                $19,350,951    $14,942   $65,297     $ 3,683,304  $ 1,375,482  $ 4,561,658  $ 1,234,603
                              =========================================================================================

YEAR ENDED DECEMBER 31, 2003
Individual life                 $ 3,329,369    $    --   $14,877     $   545,732  $   187,047  $   493,127  $   267,289
Individual health                   393,067     11,590    15,488         117,508       20,776      130,651       40,096   $117,509
Group life and health               332,722      3,728    17,239         142,612       18,989      104,620       62,625    205,244
Annuity                          13,786,889         --        --       5,058,195    1,081,065    3,618,528    4,000,983
                              -----------------------------------------------------------------------------------------
                                $17,842,317    $15,318   $47,604     $ 5,864,047  $ 1,307,877  $ 4,346,926  $ 4,370,993
                              =========================================================================================

YEAR ENDED DECEMBER 31, 2002
Individual life                 $ 2,977,485    $    --   $17,934     $   529,767  $   187,122  $   343,087  $   386,306
Individual health                   311,152     10,930    12,898         101,679       17,851      104,699       32,347   $101,581
Group life and health               278,179      6,481    24,006         129,435       18,939      124,841       46,594    161,257
Annuity                          11,857,774         --        --       8,304,909      919,157    5,689,344    3,796,799
                              -----------------------------------------------------------------------------------------
                                $15,424,590    $17,411   $54,838     $ 9,065,790  $ 1,143,069  $ 6,261,971  $ 4,262,046
                              =========================================================================================

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                       Transamerica Life Insurance Company

                                   Reinsurance
                             (Dollars in Thousands)

SCHEDULE IV

                                                                                                     PERCENTAGE OF
                                                                    ASSUMED FROM                        AMOUNT
                                                 CEDED TO OTHER        OTHER            NET             ASSUMED
                                 GROSS AMOUNT       COMPANIES        COMPANIES         AMOUNT            TO NET
                                 ---------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004
Life insurance in force           $39,895,407      $ 8,896,284      $    88,961      $31,088,084            0%
                                 =================================================================================
Premiums:
   Individual life                $ 1,110,524      $     8,401      $     4,212      $ 1,106,335            0%
   Individual health                  126,384            1,062               --          125,322            0
   Group life and health              222,484           88,592               --          133,892            0
   Annuity                          2,630,485          770,538          457,808        2,317,755           20
                                 ---------------------------------------------------------------------------------
                                  $ 4,089,877      $   868,593      $   462,020      $ 3,683,304           13%
                                 =================================================================================

YEAR ENDED DECEMBER 31, 2003
Life insurance in force           $38,955,851      $ 9,672,433      $    90,171      $29,373,589            0%
                                 =================================================================================

Premiums:
   Individual life                $   547,646      $     6,022      $     4,108      $   545,732            1%
   Individual health                  117,509              929              928          117,508            1
   Group life and health              205,242           85,907           23,277          142,612           16
   Annuity                          5,064,047          150,852          145,000        5,058,195            3
                                 ---------------------------------------------------------------------------------
                                  $ 5,934,444      $   243,710      $   173,313      $ 5,864,047            3%
                                 =================================================================================

YEAR ENDED DECEMBER 31, 2002
Life insurance in force           $31,110,497      $ 4,235,057      $    99,989      $26,975,429            1%
                                 =================================================================================

Premiums:
   Individual life                $   581,642      $    55,840      $     3,965      $   529,767            1%
   Individual health                  101,581            1,054            1,152          101,679            1
   Group life and health              161,257           57,179           25,357          129,435           20
   Annuity                          8,331,047          244,674          218,536        8,304,909            3
                                 ---------------------------------------------------------------------------------
                                  $ 9,175,527      $   358,747      $   249,010      $ 9,065,790            3%
                                 =================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------



                                                                     MAY 1, 2005


                                   ADVANTAGE X
                                 ISSUED THROUGH
                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                                       BY
                       TRANSAMERICA LIFE INSURANCE COMPANY
                                  HOME OFFICE:
                               4333 EDGEWOOD RD NE
                                  MAILSTOP 2390
                             CEDAR RAPIDS, IA 52499
                          1-888-804-8461 1-319-398-8572



This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Advantage X, an individual variable adjustable life insurance policy offered by Transamerica Life Insurance Company ("Transamerica Life"), a Transamerica Company and member of AEGON Insurance Group. You may obtain a copy of the prospectus dated May 1, 2005, by calling 1-888-804-8461 or 1-319-398-8572 (Monday - Friday from 8:00 a.m. - 4:30 p.m.
CST), or by writing to the home office at Transamerica Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.


  THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY AND TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN.



TABLE OF CONTENTS

Glossary .......................................................................ii
The Policy - General Provisions..................................................1
    Entire Contract..............................................................1
    Information in the Application for this Policy...............................1
    Ownership Rights.............................................................1
         Changing the Owner......................................................1
         Choosing the Beneficiary................................................1
         Changing the Beneficiary................................................2
         Assigning the Policy....................................................2
         Exchanging the Policy...................................................2
    Selecting the Tax Test.......................................................3
    Our Right to Contest the Policy..............................................3
    Suicide Exclusion............................................................4
    Misstatement of Age or Sex...................................................4
    Modifying the Policy.........................................................4
    Addition, Deletion or Substitution of Portfolios.............................4
Additional Information...........................................................5
    Settlement Options...........................................................5
    Additional Information about Transamerica Life and the Separate Account......6
    Changes to the Separate Account..............................................6
    Potential Conflicts of Interest..............................................7
    Legal Matters................................................................7
    Variations in Policy Provisions..............................................7
    Personalized Illustrations of Policy Benefits................................8
    Sale of the Policies.........................................................8
    Reports to Owners............................................................8
    Claims of Creditors..........................................................9
    Records......................................................................9
    Additional Information.......................................................9
    Independent Registered Public Accounting Firm................................9
Financial Statements.............................................................9
Underwriting....................................................................10
    Underwriting Standards......................................................10
IMSA............................................................................10
Performance Data................................................................10
    Performance Data in Advertising Sales Literature............................10
    Transamerica Life's Published Ratings.......................................10
Index to Financial Statements...................................................11
    Transamerica Corporate Separate Account Sixteen.............................11
    Transamerica Life Insurance Company.........................................11

GLOSSARY

account(s) - The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit - These are the accounting units used to calculate the values under this Policy.

age - The issue age plus the number of completed Policy years since the effective date.

beneficiary - The person(s) to whom the life insurance benefit proceeds are paid upon the death of the insured.

cash value - After the free look period, the cash value is the value of the Policy's accumulation units in each subaccount plus the fixed account plus the amount in the loan account, less any mortality and expense risk charges which have accrued since the last monthly deduction day.

Code - The Internal Revenue Code of 1986, as amended.

effective date - The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years and Policy months are determined. This date is shown on the Policy specifications page.

face amount - The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.


fixed account - An option to which you may allocate net premiums and cash value. The fixed account is part of our general account. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.


general account - The assets of the Company other than those allocated to the separate account or any other separate account established by the Company.

guideline premium - The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.


home office - Transamerica Life's home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-398-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday - Friday from 8:00 a.m. - 4:30 p.m. Central Standard Time.


indebtedness - The loan amount plus any accrued loan interest.

insured - The person upon whose life the Policy is issued.

issue age - The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse - Termination of the Policy at the expiration of the late period while the insured is still living.

late period - The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit - The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.

life insurance benefit option - One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force.

The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account - A portion of the Company's general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

monthly deduction - Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and any temporary flat extra rating shown on the Policy specifications page.


monthly deduction day - The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.


net cash value - The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium - The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policyowner less the applicable percent of premium loads.

1940 Act - The Investment Company Act of 1940, as amended.


partial withdrawal - An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.


Policy anniversary - The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month - A one-month period beginning on the monthly deduction day.

Policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.

policyowner (owner, you, your) - The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio(s) - A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC - U.S. Securities and Exchange Commission.

separate account - One or more investment accounts established by the Company to receive and invest net premiums allocated under the Policy as designated on the Policy specification page.

settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount - A sub-division of the separate account. Each subaccount invests in the shares of a specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value - The cash value in a subaccount.

target premium - Amount of premium used to determine the percent of premium loads.

transfer - A transfer of amounts between subaccounts of the separate account or the fixed account.

we, us, our - Transamerica Life Insurance Company.  ("Transamerica Life")

written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Life and the Policy, which may be of interest to a prospective purchaser.

THE POLICY - GENERAL PROVISIONS

ENTIRE CONTRACT
---------------

The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.

INFORMATION IN THE APPLICATION FOR THIS POLICY
----------------------------------------------

In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.

No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.

OWNERSHIP RIGHTS
----------------

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

CHANGING THE OWNER

- Change the owner by providing written notice to us at our home office at any time while the insured is alive and the Policy is in force.

- Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

-    Changing the owner does not automatically change the beneficiary.

- Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

- We are not liable for payments we made before we received the written notice at our home office.

CHOOSING THE BENEFICIARY

- The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.

- Any beneficiary designation is revocable unless otherwise stated in the designation.

- If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

- If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.

- If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to you.

CHANGING THE BENEFICIARY

- The owner changes the beneficiary by providing written notice to us at our home office any time while the insured is alive and the Policy is in force.

- Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.

- We are not liable for any payments we made before we received the written notice at our home office.

ASSIGNING THE POLICY

-    The owner may assign Policy rights while the insured is alive.

-    The owner retains any ownership rights that are not assigned.

-    We must receive written notice of the assignment at our home office.

- Assignee may not change the owner or the beneficiary and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

-    An assignment is subject to any loan amount.

- Claims under any assignment are subject to proof of interest and the extent of the assignment.

-    We are not:

     - bound by any assignment unless we receive a written notice of the assignment at our home office;

     -    responsible for the validity of any assignment;

     - liable for any payment we made before we received written notice of the assignment at our home office; or

     - bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

- Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

EXCHANGING THE POLICY

- Within 24 months of the issue date of this Policy, you may exchange the Policy for a new policy on the life of the insured without evidence of insurability.

-    In order to exchange this Policy, we will require:

     -    that this Policy be in effect on the date of the exchange;

     -    repayment of any unpaid loan;

     - an adjustment, if any, for premiums and cash values of this and the new policy.

-    The date of exchange will be the later of:

     - the date you send this Policy along with a signed written request for an exchange;

     - the date we receive at our home office, or at any other location that we indicate to you in writing, the necessary payment for the exchange.

- The date of the exchanged policy will be the same as the date of the original Policy.

- The benefits of the new policy will not reflect the investment experience of the separate account.

- The new policy will be on a permanent plan of life insurance that we would be offering for this purpose on the date of issue of this Policy.

- The new policy will have a face amount equal to the initial face amount of this Policy. It will be based on the same issue age, sex and class of risk as this Policy.

- All riders attached to this Policy will end on the date of exchange, unless we agree otherwise.

-    An exchange may have tax consequences.

SELECTING THE TAX TEST
----------------------

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.

OUR RIGHT TO CONTEST THE POLICY
-------------------------------

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the effective date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount effective after the effective date, or any reinstatement, for two years from the effective date of the increase or reinstatement.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two year contestable period will be measured from the date this corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.

SUICIDE EXCLUSION
-----------------

If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR SEX
--------------------------

If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured's correct age and sex.

MODIFYING THE POLICY
--------------------

Only our President, one of the Vice Presidents, Secretary or an officer of Transamerica Life may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice, and we will make appropriate endorsements to the Policy.


ADDITION, DELETION OR SUBSTITUTION OF PORTFOLIOS
------------------------------------------------


We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee or (4) combined with one or more other separate accounts or subaccounts.

ADDITIONAL INFORMATION

SETTLEMENT OPTIONS
------------------

When the insured dies, the policy proceeds will be paid in one sum or, if elected, a fixed period option.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under a settlement option, the dollar amount of each payment may depend on four things:

     - the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured's date of death;

     -    the interest rate we credit on those amounts;

     -    the mortality tables we use; and

     -    the specific payment option(s) you choose.

If the fixed period option is selected, we will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months. We will stop making payments once we have made all the payments for the period selected.

If the regular payment under the fixed period option is less than $100, we may pay any unpaid amount or present value in one lump sum. We may make other settlement options available in the future.


Even if the life insurance benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the life insurance benefit after the insured's death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.


All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 2%. The payee will receive the greater of:

     1. The income rates in effect for us at the time the income payments are made; or

     2.   The following income rates as guaranteed in the Policy.

         ------------------------------------

                                MONTHLY
               FIXED          INSTALLMENT
              PERIOD              PER
            (IN MONTHS)        $1,000.00

         ------------------------------------

                 60            $17.49

                120              9.18

                180              6.42

                240              5.04

                300              4.22

                360              3.68

         ------------------------------------

ADDITIONAL INFORMATION ABOUT TRANSAMERICA LIFE AND THE SEPARATE ACCOUNT
-----------------------------------------------------------------------

Transamerica Life is a stock life insurance company that is wholly-owned by Transamerica Holding Company, LLC, which, in turn, is wholly-owned by AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group. Transamerica Life's home office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.

Transamerica Life was incorporated in 1961 under the laws of Iowa as NN Investors Life Insurance Company, Inc. and is subject to regulation by the Insurance Department of the State of Iowa, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica Life is licensed to sell insurance in all states (except New York), Guam, and in the District of Columbia. Transamerica Life submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica Life established the separate account as a separate investment account under Iowa law in 2003. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica Life, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Transamerica Life holds the assets of the separate account apart from the general account. Transamerica Life maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica Life. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

CHANGES TO THE SEPARATE ACCOUNT
-------------------------------

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

     - Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

     -    Add new portfolios or remove existing portfolios;

     - Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

     - Close subaccounts to allocations of new premiums by existing or new policyowners at any time at our discretion;

     - Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

     - Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

     - Combine the separate account with other separate accounts and/or create new separate accounts;

     - Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

     - Manage the separate account under the direction of a committee at any time;

     - Make any changes required by the 1940 Act or other applicable law or regulation; and

     - Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

POTENTIAL CONFLICTS OF INTERESTS
--------------------------------

Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Transamerica Life or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for variable life insurance policies, variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance Policy owners and those given by variable annuity contract owners. Although neither Transamerica Life nor the portfolios currently foresee any such disadvantages, Transamerica Life and each portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Transamerica Life will bear the attendant expenses, but variable life insurance Policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

LEGAL MATTERS
-------------

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

VARIATIONS IN POLICY PROVISIONS
-------------------------------

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions of use on the fixed account and different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS
---------------------------------------------

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts and hypothetical rates of return (within limits) that you request.

The illustrations also will reflect the average portfolio expenses for 2004. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

SALE OF THE POLICIES
--------------------


We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.



AFSG serves as principal underwriter for the Policies. AFSG's home office is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. AFSG is an affiliate of Transamerica Life, the distributor for the Policies, and, like Transamerica Life, is an indirect, wholly owned subsidiary of AEGON USA. AFSG is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. AFSG is not a member of the Securities Investor Protection Corporation.



The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with AFSG. AFSG compensates these selling firms for their services. Sales representatives are appointed as our insurance agents.



During the fiscal year 2004 the amount paid to AFSG in connection with all Policies sold through the separate account was $3,595,963.83. AFSG passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as principal underwriter for the Policies. Our parent company provides paid-in capital contributions to AFSG and pays for AFSG's operating and other expenses, including overhead, legal and accounting fees.



We and/or AFSG may pay certain selling firms additional cash amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them. We and/or AFSG may make additional payments to certain selling firms based on aggregate sales or persistency standards. These various payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.


REPORTS TO OWNERS
-----------------

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:


[X]  the current cash value                  [X]   any activity since the last report

[X]  the current net cash value              [X]   the current subaccount values and loan
                                                   account value

[X]  the current life insurance benefit      [X]   current net premium allocations

[X]  the current loan amount                 [X]   any other information required by law

In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

CLAIMS OF CREDITORS
-------------------

Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

RECORDS
-------

We will maintain all records relating to the separate account and the fixed account.

ADDITIONAL INFORMATION
----------------------

A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------



The financial statements of the separate account at December 31, 2004 and for the periods disclosed in the financial statements, and the financial statements and schedules of Transamerica Life at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS
--------------------


The Statement of Additional Information does not include the separate account's financial statements, because, as of the prospectus date, this division of the separate account does not have assets and has incurred no liabilities.



Transamerica Life's financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these financial statements and schedules only as bearing upon Transamerica Life's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.


Transamerica Life's financial statements and schedules at December 31, 2004, 2003 and 2002 and for each of the three years in the period ended December 31, 2004, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.

UNDERWRITING

UNDERWRITING STANDARDS
----------------------

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana to insure residents of that state on actuarial tables that do not differentiate on the basis of sex.

Your cost of insurance charge will vary by the insured's sex, issue age on the effective date and rate class. We currently place insureds into the following rate classes:

     -    Medical issue;

     -    Simplified issue;

     -    Guaranteed Issue;

     -    Non-tobacco use;

     -    Tobacco use

We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.

IMSA

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 202-624-2121.

PERFORMANCE DATA

PERFORMANCE DATA IN ADVERTISING SALES LITERATURE
------------------------------------------------

We may compare each subaccount's performance to the performance of:

-    other variable life issuers in general;

- variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

     - Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

- the Standard & Poor's Index of 500 Common Stocks or other widely recognized indices;

     - unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

-    other types of investments, such as:

     -    certificates of deposit;

     -    savings accounts and U.S. Treasuries;

     - certain interest rate and inflation indices (e.g., the Consumer Price Index); or

     - indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

TRANSAMERICA LIFE'S PUBLISHED RATINGS
-------------------------------------

We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios or to their performance.

INDEX TO FINANCIAL STATEMENTS

TRANSAMERICA LIFE INSURANCE COMPANY
-----------------------------------

Report of Independent Registered Public Accounting Firm, dated February 18, 2005

AUDITED FINANCIAL STATEMENTS

Balance Sheets - Statutory Basis

Statements of Operations - Statutory Basis

Statements of Changes in Capital and Surplus - Statutory Basis

Statements of Cash Flow - Statutory Basis

Notes to Financial Statements - Statutory-Basis

STATUTORY-BASIS FINANCIAL STATEMENT SCHEDULES

Summary of Investments - Other Than Investments in Related Parties

Supplementary Insurance Information

Reinsurance

FINANCIAL STATEMENTS AND SCHEDULES - STATUTORY BASIS

Transamerica Life Insurance Company
Years Ended December 31, 2004, 2003, and 2002

                       Transamerica Life Insurance Company

              Financial Statements and Schedules - Statutory Basis

                  Years Ended December 31, 2004, 2003, and 2002


                                    CONTENTS


Report of Independent Registered Public Accounting Firm..................................................1

Audited Financial Statements

Balance Sheets - Statutory Basis.........................................................................3
Statements of Operations - Statutory Basis...............................................................5
Statements of Changes in Capital and Surplus - Statutory Basis...........................................6
Statements of Cash Flow - Statutory Basis................................................................8
Notes to Financial Statements - Statutory Basis.........................................................10

Statutory-Basis Financial Statement Schedules

Summary of Investments - Other Than Investments in Related Parties......................................52
Supplementary Insurance Information.....................................................................53
Reinsurance.............................................................................................54

             Report of Independent Registered Public Accounting Firm

The Board of Directors
Transamerica Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2004. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X,
Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, whose practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Transamerica Life Insurance Company at December 31, 2004 and 2003, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2004.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2004 and 2003, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2004, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2002 Transamerica Life Insurance Company changed various accounting policies to be in accordance with Actuarial Guideline 39. Also as described in Note 2 to the financial statements, in 2003 Transamerica Life Insurance Company changed its accounting policy for derivative instruments and changed various accounting policies to be in accordance with Actuarial Guideline 38.



                                         /s/Ernst & Young LLP

Des Moines, Iowa
February 18, 2005

                       Transamerica Life Insurance Company

                        Balance Sheets - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)


                                                                            DECEMBER 31
                                                                       2004             2003
                                                                    -----------     -----------
ADMITTED ASSETS                                                                       RESTATED
Cash and invested assets:
   Cash and short-term investments                                  $ 1,083,915     $   180,965
   Bonds                                                             23,378,296      21,237,543
   Preferred stocks:
     Affiliated entities                                                  1,102             944
     Other                                                              120,241          98,178
   Common stocks:
     Affiliated entities (cost: 2004 - $24,063; 2003 - $24,063)             884             881
     Other (cost: 2004 - $153,940; 2003 - $125,365)                     164,778         127,048
   Mortgage loans on real estate                                      3,907,422       3,585,272
   Real estate:
       Home office properties                                             6,692           6,919
       Properties held for production of income                           5,538          23,303
       Properties held for sale                                          24,523          16,792
   Policy loans                                                          79,894          76,455
   Receivable for securities                                             27,623         187,855
   Other invested assets                                                847,895         621,906
                                                                    -----------     -----------
Total cash and invested assets                                       29,648,803      26,164,061

Premiums deferred and uncollected                                        21,015          19,154
Accrued investment income                                               346,572         334,741
Reinsurance receivable                                                    1,170           1,862
Federal and foreign income tax recoverable                                   --           5,086
Net deferred income tax asset                                            68,033          76,844
Receivable from parent, subsidiaries, and affiliates                     47,800              --
Other admitted assets                                                    73,130          27,415
Separate account assets                                              13,878,229      12,262,847
                                                                    -----------     -----------

Total admitted assets                                               $44,084,752     $38,892,010
                                                                    ===========     ===========

                                                                                DECEMBER 31
                                                                           2004              2003
                                                                       ------------      ------------
LIABILITIES AND CAPITAL AND SURPLUS                                                        RESTATED
Liabilities:
   Aggregate reserves for policies and contracts:
     Life                                                              $  3,946,111      $  3,540,615
     Annuity                                                             14,791,947        13,786,889
     Accident and health                                                    627,835           530,131
   Policy and contract claim reserves:
     Life                                                                    28,606            20,918
     Accident and health                                                     36,691            26,686
   Liabilities for deposit-type contracts                                 6,540,314         6,935,643
   Other policyholders' funds                                                 2,592             2,984
   Remittances and items not allocated                                       72,439           123,918
   Asset valuation reserve                                                  344,254           159,814
   Interest maintenance reserve                                              91,286            57,984
   Other liabilities                                                        372,879           361,535
   Reinsurance in unauthorized companies                                        253               117
   Funds held under coinsurance and other reinsurance treaties              712,272            71,495
   Transfers from separate accounts due or accrued                         (476,452)         (523,760)
   Federal and foreign income taxes payable                                   8,068                --
   Payable for securities                                                 1,270,919           182,974
   Payable to affiliates                                                     12,193            21,093
   Separate account liabilities                                          13,838,210        12,217,743
                                                                       ------------      ------------
Total liabilities                                                        42,220,417        37,516,779

Capital and surplus:
   Common stock, $10 per share par value, 500,000 shares
     authorized, 257,795 issued and outstanding shares at December
     31, 2004, 223,500 issued and outstanding at December 31, 2003            2,578             2,235
   Preferred stock, $10 per share par value, 42,500 shares
     authorized, issued and outstanding (total liquidation value -
     $58,000)                                                                   425               425
   Surplus notes                                                            575,000           575,000
   Paid-in surplus                                                        1,370,322           880,322
   Unassigned surplus (deficit)                                             (83,990)          (82,751)
                                                                       ------------      ------------
Total capital and surplus                                                 1,864,335         1,375,231
                                                                       ------------      ------------
Total liabilities and capital and surplus                              $ 44,084,752      $ 38,892,010
                                                                       ============      ============


See accompanying notes.

                       Transamerica Life Insurance Company

                   Statements of Operations - Statutory Basis
                             (Dollars in Thousands)


                                                                         YEAR ENDED DECEMBER 31
                                                                2004              2003              2002
                                                            ------------      ------------      ------------
Revenues:                                                                       RESTATED          RESTATED
   Premiums and other considerations, net of
     reinsurance:
       Life                                                 $  1,189,910      $    618,734      $    599,574
       Annuity                                                 2,317,755         5,058,195         8,304,910
       Accident and health                                       175,639           187,118           161,306
   Net investment income                                       1,375,482         1,307,877         1,143,069
   Amortization of interest maintenance reserve                   15,537            10,261             1,091
   Commissions and expense allowances on reinsurance
     ceded                                                        43,118            22,092            29,704
   Income from fees associated with investment
     management, administration and contract
     guarantees for separate accounts                            213,584           168,774            81,946
   Modco reinsurance reserve adjustment                          (97,348)        1,580,949           174,818
   Coinsurance reserve recapture                                 643,279                --                --
   Other income                                                   26,342            38,701             8,029
                                                            ------------      ------------      ------------
                                                               5,903,298         8,992,701        10,504,447
Benefits and expenses:
   Benefits paid or provided for:
     Life and accident and health                                208,833           195,629           189,961
     Surrender benefits                                        2,151,514         1,235,635           982,460
     Other benefits                                              691,468           532,139           485,201
     Increase in aggregate reserves for policies and
       contracts:
         Life                                                    406,919           387,096           224,416
         Annuity                                               1,005,058         1,933,314         4,297,149
         Accident and health                                      97,704            63,113            82,784
                                                            ------------      ------------      ------------
                                                               4,561,658         4,346,926         6,261,971
   Insurance expenses:
     Commissions                                                 382,672           451,460           545,898
     General insurance expenses                                  114,914           120,276           132,556
     Taxes, licenses and fees                                     32,694            23,643            18,606
     Net transfers to separate accounts                          571,306         2,079,436         3,540,518
     Reinsurance transaction initial consideration                    --         1,587,431                --
     Other expenses                                              133,017           108,747            24,468
                                                            ------------      ------------      ------------
                                                               1,234,603         4,370,993         4,262,046
                                                            ------------      ------------      ------------
Total benefits and expenses                                    5,796,261         8,717,919        10,524,017
                                                            ------------      ------------      ------------
Gain (loss) from operations before dividends to
   policyholders, federal income tax expense and net
   realized capital gains (losses) on investments                107,037           274,782           (19,570)
Dividends to policyholders                                           277               423               497
                                                            ------------      ------------      ------------
Gain (loss) from operations before federal income tax
   expense and net realized capital gains (losses)               106,760           274,359           (20,067)
Federal income tax expense                                        17,344            59,029            15,166
                                                            ------------      ------------      ------------
Gain (loss) from operations before net realized capital
   gains (losses) on investments                                  89,416           215,330           (35,233)
Net realized capital gains (losses) on investments (net
   of related federal income taxes and amounts
   transferred to/from interest maintenance reserve)              39,359           (48,181)         (100,243)
                                                            ------------      ------------      ------------
Net income (loss)                                           $    128,775      $    167,149      $   (135,476)
                                                            ============      ============      ============

See accompanying notes.

                       Transamerica Life Insurance Company

         Statements of Changes in Capital and Surplus - Statutory Basis
                             (Dollars in Thousands)

                                                                                                                       TOTAL
                                                                                                     UNASSIGNED       CAPITAL
                                             COMMON        PREFERRED      SURPLUS       PAID-IN        SURPLUS          AND
                                              STOCK          STOCK         NOTES        SURPLUS       (DEFICIT)       SURPLUS
                                           -----------    -----------   -----------   -----------    -----------    -----------
Balance at January 1, 2002
   Transamerica Life Insurance Company     $     2,235    $       425   $        --   $   534,282    $   212,296    $   749,238
   Transamerica Assurance Company                2,500             --            --        87,840        (50,909)        39,431
   Merger adjustment                            (2,500)            --            --         2,500             --             --
                                           -----------    -----------   -----------   -----------    -----------    -----------
As restated                                      2,235            425            --       624,622        161,387        788,669
   Net loss                                         --             --            --            --       (135,476)      (135,476)
   Change in net unrealized capital
     gains/losses                                   --             --            --            --        (76,803)       (76,803)
   Change in non-admitted assets                    --             --            --            --        (43,027)       (43,027)
   Change in asset valuation reserve                --             --            --            --         (2,514)        (2,514)
   Tax benefit on stock options
     exercised                                      --             --            --            --            106            106
   Change in surplus in separate
     accounts                                       --             --            --            --         (2,521)        (2,521)
   Change in liability for reinsurance
     in unauthorized companies                      --             --            --            --         (1,848)        (1,848)
   Change in net deferred income tax
     asset                                          --             --            --            --        115,656        115,656
   Cumulative effect of changes in
     accounting principles                          --             --            --            --        (65,363)       (65,363)
   Change in reserves on account of
     change in valuation basis                      --             --            --            --        (21,693)       (21,693)
   Issuance of surplus notes                        --             --       575,000            --             --        575,000
   Reinsurance transactions                         --             --            --            --         (4,120)        (4,120)
   Capital contribution                             --             --            --       430,000             --        430,000
                                           -----------    -----------   -----------   -----------    -----------    -----------
Balance at December 31, 2002                     2,235            425       575,000     1,054,622        (76,216)     1,556,066
   Net income                                       --             --            --            --        167,149        167,149
   Change in net unrealized capital
     gains/losses                                   --             --            --            --         18,629         18,629
   Change in non-admitted assets                    --             --            --            --         48,229         48,229
   Change in asset valuation reserve                --             --            --            --        (98,216)       (98,216)
   Change in surplus in separate
     accounts                                       --             --            --            --         (3,181)        (3,181)
   Change in provision for reinsurance
     in unauthorized companies                      --             --            --            --          3,336          3,336
   Cumulative effect of change in
     accounting principles                          --             --            --            --        (31,957)       (31,957)
   Change in net deferred income tax
     asset                                          --             --            --            --        (78,803)       (78,803)
   Dividend to stockholder                          --             --            --            --        (45,700)       (45,700)
   Capital distribution                             --             --            --      (254,300)            --       (254,300)
   Capital contribution                             --             --            --        80,000             --         80,000
   Change in reserves on account of
     change in valuation basis                      --             --            --            --          3,572          3,572
   Reinsurance transactions                         --             --            --            --         10,407         10,407
                                           -----------    -----------   -----------   -----------    -----------    -----------
Balance at December 31, 2003               $     2,235    $       425   $   575,000   $   880,322    $   (82,751)   $ 1,375,231

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


                                                                                                     TOTAL
                                                                                                   UNASSIGNED     CAPITAL
                                             COMMON       PREFERRED      SURPLUS       PAID-IN       SURPLUS        AND
                                              STOCK         STOCK         NOTES        SURPLUS      (DEFICIT)     SURPLUS
                                           -----------   -----------   -----------   -----------   -----------    -----------
Balance at December 31, 2003               $     2,235   $       425   $   575,000   $   880,322   $   (82,751)   $ 1,375,231
   Net income                                       --            --            --            --       128,775        128,775
   Change in net unrealized capital
     gains/losses                                   --            --            --            --        26,751         26,751
   Change in non-admitted assets                    --            --            --            --        57,955         57,955
   Change in asset valuation reserve                --            --            --            --      (184,440)      (184,440)
   Change in surplus in separate
     accounts                                       --            --            --            --           493            493
   Change in provision for reinsurance
     in unauthorized companies                      --            --            --            --          (136)          (136)
   Change in net deferred income tax
     asset                                          --            --            --            --       (21,322)       (21,322)
   Issuance of common stock in
     connection with statutory merger              343            --            --            --          (343)            --
   Capital contribution                             --            --            --       490,000            --        490,000
   Change in reserves on account of
     change in valuation basis                      --            --            --            --         1,423          1,423
   Reinsurance transactions                         --            --            --            --       (11,008)       (11,008)
   Contributed surplus related to
     stock appreciation rights plan of
     indirect parent                                --            --            --            --           613            613
                                           -----------   -----------   -----------   -----------   -----------    -----------
Balance at December 31, 2004               $     2,578   $       425   $   575,000   $ 1,370,322   $   (83,990)   $ 1,864,335
                                           ===========   ===========   ===========   ===========   ===========    ===========

See accompanying notes.

                       Transamerica Life Insurance Company

                    Statements of Cash Flow - Statutory Basis
                             (Dollars in Thousands)


                                                                    YEAR ENDED DECEMBER 31
                                                             2004            2003             2002
                                                         ------------    ------------    ------------
                                                                           RESTATED        RESTATED
OPERATING ACTIVITIES
Premiums collected, net of reinsurance                   $  3,680,325    $  5,817,320    $  9,028,908
Net investment income                                       1,428,250       1,332,211       1,097,628
Miscellaneous income                                          813,730         250,324         325,125
Benefit and loss related payments                          (3,452,717)     (2,506,149)     (1,795,692)
Net transfers to separate accounts                           (525,852)     (2,279,325)     (3,717,876)
Commissions, expenses paid and aggregate write-ins for
   deductions                                                (671,161)       (693,450)       (722,612)
Dividends paid to policyholders                                  (354)           (431)           (566)
Federal and foreign income taxes paid                         (34,146)        (68,581)        (53,330)
                                                         ------------    ------------    ------------
Net cash provided by operating activities                   1,238,075       1,851,919       4,161,585
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
   Bonds                                                   17,351,716      23,557,623      20,841,597
   Stocks                                                     146,455          35,838          66,237
   Mortgage loans                                             484,773         340,310         142,956
   Real estate                                                 22,678           9,555           3,696
   Other invested assets                                      324,408          89,066          70,148
   Receivable/payable for securities                        1,145,717         146,973              --
   Miscellaneous proceeds                                       3,952         183,401              --
                                                         ------------    ------------    ------------
Total investment proceeds                                  19,479,699      24,362,766      21,124,634
Cost of investments acquired:
   Bonds                                                  (19,431,796)    (25,143,592)    (26,832,908)
   Stocks                                                    (151,639)        (63,612)       (118,577)
   Mortgage loans                                            (803,164)     (1,289,721)       (739,168)
   Real estate                                                    (34)          1,760          (2,261)
   Other invested assets                                     (500,361)       (171,048)       (199,836)
   Miscellaneous applications                                 (37,463)       (262,515)       (176,501)
                                                         ------------    ------------    ------------
Total cost of investments acquired                        (20,924,459)    (26,928,728)    (28,069,251)
Net increase in policy loans                                   (3,439)         (2,458)         (2,114)
                                                         ------------    ------------    ------------
Net cost of investments acquired                          (20,927,896)    (26,931,186)    (28,071,365)
                                                         ------------    ------------    ------------
Net cash used in investing activities                      (1,448,197)     (2,568,420)     (6,946,731)

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


                                                                  YEAR ENDED DECEMBER 31
                                                             2004          2003           2002
                                                         -----------    -----------    -----------
FINANCING AND MISCELLANEOUS ACTIVITIES                                   RESTATED       RESTATED
Other cash provided:
   Capital and surplus paid in                           $   490,000    $   280,000    $   805,000
   Net deposits and withdrawals on deposit-type
     contract funds and other liabilities without life
     or disability contingencies                              (2,167)      (166,407)     2,256,359
   Other sources                                             625,239        417,888        157,292
                                                         -----------    -----------    -----------
Total cash provided                                        1,113,072        531,481      3,218,651
 Other cash applied:
   Dividends paid to stockholder                                  --        (45,700)            --
   Capital distribution                                           --       (254,300)            --
                                                         -----------    -----------    -----------
Total other cash applied                                          --       (300,000)            --
                                                         -----------    -----------    -----------
Net cash provided by financing and miscellaneous
   activities                                              1,113,072        231,481      3,218,651
                                                         -----------    -----------    -----------
Net increase (decrease) in cash and short-term
   investments                                               902,950       (485,020)       433,505

Cash and short-term investments:
   Beginning of year                                         180,965        665,985        232,480
                                                         -----------    -----------    -----------
   End of year                                           $ 1,083,915    $   180,965    $   665,985
                                                         ===========    ===========    ===========

See accompanying notes.

                       Transamerica Life Insurance Company

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2004

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Transamerica Life Insurance Company (the Company) is a stock life insurance company and is owned by AEGON USA, Inc. (86.7% of common shares) and Transamerica Life Insurance and Annuity Company (13.3% of common shares). AEGON USA, Inc. (AEGON) and Transamerica Life Insurance and Annuity Company are both indirect wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2004, the Company completed a merger with Transamerica Assurance Company (TAC), which was a wholly-owned subsidiary of an affiliate, Transamerica Life Insurance and Annuity Company (TALIAC). The merger was accounted for in accordance with SSAP No. 68 as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities, and surplus of TAC were carried forward to the merged company. As a result of the merger, TALIAC was issued 34,295 shares of the Company's common stock. The accompanying financial information is not necessarily indicative of the results that would have been recorded had the merger actually occurred on January 1, 2002, nor is it indicative of future results.

Summarized financial information for the Company and TAC restated for periods prior to the merger are as follows:

                      NINE MONTHS
                         ENDED
                     SEPTEMBER 30       YEAR ENDED DECEMBER 31
                         2004            2003             2002
                     ------------    ------------    ------------
                      UNAUDITED
Revenues:
   Company           $  3,953,781    $  8,821,301    $ 10,355,326
   TAC                    152,450         171,400         149,121
                     ------------    ------------    ------------
As restated          $  4,106,231    $  8,992,701    $ 10,504,447
                     ============    ============    ============

Net income (loss):
   Company           $     85,793    $    214,137    $   (121,152)
   TAC                    (12,013)        (46,988)        (14,324)
                     ------------    ------------    ------------
As restated          $     73,780    $    167,149    $   (135,476)
                     ============    ============    ============

                       Transamerica Life Insurance Company

                 Notes to Financial Statements - Statutory Basis

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                       SEPTEMBER 30  DECEMBER 31
                           2004         2003
                       -----------   -----------
                        UNAUDITED
Assets:
   Company             $40,290,163   $37,937,428
   TAC                     988,669       954,582
                       -----------   -----------
As restated            $41,278,832   $38,892,010
                       ===========   ===========

Liabilities:
   Company             $38,991,898   $36,615,299
   TAC                     949,526       901,480
                       -----------   -----------
As restated            $39,941,424   $37,516,779
                       ===========   ===========

Capital and surplus:
   Company             $ 1,298,265   $ 1,322,129
   TAC                      39,143        53,102
                       -----------   -----------
As restated            $ 1,337,408   $ 1,375,231
                       ===========   ===========

NATURE OF BUSINESS

The Company sells individual non-participating whole life, endowment and term contracts, as well as a broad line of single fixed and flexible premium annuity products and guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia and Guam. Sales of the Company's products are primarily through the Company's agents and financial institutions.

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

      Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

      All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the fair value. If high credit quality securities are adjusted, the retrospective method is used.

      Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

      Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus (deficit) rather than to income as would be required under GAAP.

      Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

      The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

      Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve"
      (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

      The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

      Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

      Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus (deficit). Under GAAP, such assets are included in the balance sheet.

      Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits expense. Interest on these policies are reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies, premiums received and benefits paid would be recorded directly to the reserve liability.

      Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Reinsurance: A liability for reinsurance balances would be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus (deficit). Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

      Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

      Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

      Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

      Surplus Notes: Surplus notes are reported as capital and surplus rather than as liabilities as would be required under GAAP.

      Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accretion of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated companies and affiliated mutual funds are carried at market value and the related unrealized capital gains or losses are reported in unassigned surplus. Stocks of affiliated companies are carried at equity in the underlying net assets. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and limited partnerships and are recorded at equity in underlying net assets. Other "admitted assets" are valued principally at cost.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2004 and 2003, the Company excluded investment income due and accrued of $552 and $1,653, respectively, with respect to such practices.

DERIVATIVE INSTRUMENTS

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the hedged asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the hedged liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal

                     Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. A cash payment is often exchanged at the outset of the swap contract to represent the present value of cash flows of the instrument. This payment occurs because the derivative is being purchased between coupon periods or the rates in the swap are not at market. A single net payment is exchanged at each due date as well as at the end of the contract. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the underlying instrument. These swaps meet hedge accounting rules and are carried at amortized cost, consistent with the manner in which the hedged items are carried. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

The Company may invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Each mortgage loan is hedged individually and the relevant terms of the asset and derivative must be the same. These caps require a premium to be paid at the onset of the contract and the Company benefits from the receipt of payments should rates rise above the strike rate. These derivatives meet hedge accounting rules and are carried at amortized cost in the financial statements. A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current interest rate environment for the future. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and amortized into earnings over the life of the future, investment asset.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset to a lower rated investment grade asset. The benefits of using the swap market to replicate credit quality include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of 'A' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets.

These derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

AGGREGATE POLICY RESERVES

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to
11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts in Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners' Annuity Reserve Valuation Method.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

REINSURANCE

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus (deficit) and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserve in the statement of operations.

SEPARATE ACCOUNTS

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

not included in the accompanying financial statements. The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

PREMIUMS AND ANNUITY CONSIDERATIONS

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Revenues are recognized when due. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue or benefits paid.

STOCK OPTION AND STOCK APPRECIATION RIGHTS PLANS

Beginning in 2003, the Company's employees participate in various stock appreciation rights (SAR) plans issued by the Company's indirect parent. In accordance with SSAP No. 13, the expense related to these plans for the Company's employees has been charged to the Company, with an offsetting amount credited to capital and surplus. The Company recorded an expense of $613 for year ended December 31, 2004.

RECLASSIFICATIONS

Certain reclassifications have been made to the 2003 and 2002 financial statements to conform to the 2004 presentation.

2. ACCOUNTING CHANGES

On December 31, 2002, the Company adopted the provisions of Actuarial Guideline 39 (Guideline 39). The purpose of Guideline 39 is to interpret the standards for the valuation of reserves for guaranteed living benefits included in variable deferred and immediate annuity contracts. The Company had previously provided reserves for such guarantees based on the accumulation of the amount charged to policyholders for these benefits. The cumulative effect of adopting Guideline 39 on December 31, 2002, was to increase reserves by $65,363, which was charged directly to unassigned surplus (deficit) as a change in accounting principle.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

2. ACCOUNTING CHANGES (CONTINUED)

Effective January 1, 2003, the Company adopted SSAP No. 86 Accounting for Derivative Instruments and Hedging Activities. In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. This change of accounting principle had no impact on capital and surplus as of January 1, 2003.

During 2003, the state of Missouri (the state of domicile for TAC prior to the merger into the Company) adopted Actuarial Guideline 38 through its adoption of the June 30, 2003 Accounting Practices and Procedures Manual. As such, the Company has adopted this guideline. Reserves as of January 1, 2003 under Actuarial Guideline 38, were increased by $31,957 and this amount has been recorded directly to unassigned surplus as the cumulative effect of a change in accounting principle.

3. CAPITAL STRUCTURE

The Company has 42,500 shares of preferred stock outstanding that is owned by AEGON. The par value of the preferred stock is $10 per share and the liquidation value is equal to $1,364.70 per share. This per share liquidation value shall be adjusted proportionally to reflect any resulting increase or decrease in the number of outstanding shares of preferred stock. Holders of the preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages and debt securities and these dividends are cumulative in nature. Holders of the shares of preferred stock have no right to cause mandatory or optional redemption of the shares. At both December 31, 2004 and 2003, there were no cumulative unpaid dividends relating to the preferred shares.

At December 31, 2002, the Company accrued $200,000 for a capital contribution receivable from its parent. This capital contribution was carried as an admitted asset based on approval from the Insurance Division, Department of Commerce, of the State of Iowa and receipt of the capital contribution prior to the filing of the annual statement, in accordance with SSAP No. 72.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


3. CAPITAL STRUCTURE (CONTINUED)

During 2002, the Company received $575,000 from Transamerica Holding Company, LLC, an affiliate, in exchange for surplus notes. These notes are due 20 years from the date of issuance and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. Additional information related to the surplus notes at December 31, 2004 and 2003, are as follows:

   DECEMBER 31, 2004

                                              BALANCE
                                                OUT-     INTEREST
                                   ORIGINAL   STANDING     PAID       TOTAL
                         INTEREST   AMOUNT    AT END OF  CURRENT    INTEREST   ACCRUED
      DATE ISSUED          RATE    OF NOTES     YEAR       YEAR       PAID     INTEREST
      -----------          ----    --------     ----       ----       ----     --------
September 30, 2002         6.0%    $275,000   $275,000   $ 16,500   $ 33,000   $  4,125
December 30, 2002          6.0      300,000    300,000     18,000     31,550      4,500
                                   --------   --------   --------   --------   --------
Total                              $575,000   $575,000   $ 34,500   $ 64,550   $  8,625
                                   ========   ========   ========   ========   ========

    DECEMBER 31, 2003

                                              BALANCE
                                                OUT-     INTEREST
                                   ORIGINAL   STANDING     PAID       TOTAL
                         INTEREST   AMOUNT    AT END OF  CURRENT    INTEREST   ACCRUED
      DATE ISSUED          RATE    OF NOTES     YEAR       YEAR       PAID     INTEREST
      -----------          ----    --------     ----       ----       ----     --------
September 30, 2002         6.0%    $275,000   $275,000   $ 16,500   $ 16,500   $  4,125
December 30, 2002          6.0      300,000    300,000     13,550     13,550      4,500
                                   --------   --------   --------   --------   --------
Total                              $575,000   $575,000   $ 30,050   $ 30,050   $  8,625

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


4. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

      Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

      Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities, including affiliated mutual funds, are based on quoted market prices.

      Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

      Interest rate caps and swaps: Estimated fair value of interest rate caps are based upon the latest quoted market price. Estimated fair value of swaps, including interest rate and currency swaps, are based upon the pricing differential for similar swap agreements. The related carrying value of these items is included with other invested assets.

      Receivable from parents, subsidiaries, and affiliates: The fair values for short-term notes receivable from affiliates are assumed to equal their carrying amount.

      Separate account assets: The fair value of separate account assets are based on quoted market prices.

      Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts, which include guaranteed interest contracts and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


4. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

      Separate account annuity liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                                                 DECEMBER 31
                                                                    2004                            2003
                                                        ----------------------------    ----------------------------
                                                          CARRYING                        CARRYING
                                                           AMOUNT        FAIR VALUE        AMOUNT        FAIR VALUE
                                                        ----------------------------    ----------------------------
ADMITTED ASSETS
Cash and short-term investments                         $  1,083,915    $  1,083,915    $    180,965    $    180,965
Bonds                                                     23,378,296      24,081,797      21,237,543      21,971,319
Preferred stocks, other than affiliates                      120,241         128,761          98,178          99,879
Common stocks, other than affiliates                         164,778         164,778         127,048         127,048
Mortgage loans on real estate                              3,907,422       4,118,224       3,585,272       3,782,857
Policy loans                                                  79,894          79,894          76,455          76,455
Interest rate caps                                                24              30              43              82
Swaps                                                       (213,520)        310,227        (180,628)        170,896
Receivable from parents, subsidiaries, and affiliates         47,800          47,800              --              --
Separate account assets                                   13,878,229      13,878,229      12,262,847      12,262,847

LIABILITIES
Investment contract liabilities                           21,239,415      21,467,324      19,083,086      19,557,021
Separate account annuity liabilities                      11,170,132      11,170,132      10,251,990      10,251,990

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


5. INVESTMENTS

The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:

                                                                                  GROSS           GROSS
                                                                                UNREALIZED      UNREALIZED
                                                                  GROSS        LOSSES LESS      LOSSES 12       ESTIMATED
                                                 CARRYING       UNREALIZED       THAN 12        MONTHS OR          FAIR
                                                  AMOUNT          GAINS           MONTHS           MORE           VALUE
                                               ------------    ------------    ------------    ------------    ------------
DECEMBER 31, 2004
Bonds:
  United States Government and agencies        $    738,387    $      4,044    $      4,726    $      1,539    $    736,165
  State, municipal, and other government            619,802          66,575           5,834           2,699         677,844
  Public utilities                                1,472,197          84,398           3,071           3,411       1,550,113
  Industrial and miscellaneous                   12,769,172         588,991          31,508          28,191      13,298,464
  Mortgage and other asset-backed securities      7,778,738          94,190          13,581          40,136       7,819,211
                                               ------------    ------------    ------------    ------------    ------------
                                                 23,378,296         838,198          58,720          75,976      24,081,797
Affiliated preferred stocks                           1,102              --              --              --           1,102
Other preferred stocks                              120,241           8,655             135              --         128,761
                                               ------------    ------------    ------------    ------------    ------------
                                               $ 23,499,639    $    846,853    $     58,855    $     75,976    $ 24,211,660
                                               ============    ============    ============    ============    ============

                                                                                  GROSS           GROSS
                                                                                UNREALIZED      UNREALIZED
                                                                  GROSS        LOSSES LESS      LOSSES 12       ESTIMATED
                                                 CARRYING       UNREALIZED       THAN 12        MONTHS OR          FAIR
                                                  AMOUNT          GAINS           MONTHS           MORE           VALUE
                                               ------------    ------------    ------------    ------------    ------------
DECEMBER 31, 2003
Bonds:
  United States Government and agencies        $    538,953    $      2,901    $      9,168    $         --    $    532,686
  State, municipal, and other government            628,214          79,140           3,936           7,405         696,013
  Public utilities                                1,319,612          76,439           8,597           3,624       1,383,830
  Industrial and miscellaneous                   12,029,975         643,996          54,177          15,862      12,603,932
  Mortgage and other asset-backed securities      6,720,789         113,228          32,316          46,843       6,754,858
                                               ------------    ------------    ------------    ------------    ------------
                                                 21,237,543         915,704         108,194          73,734      21,971,319
Affiliated preferred stocks                             944              --              --              --             944
Other preferred stocks                               98,178           1,716              15              --          99,879
                                               ------------    ------------    ------------    ------------    ------------
                                               $ 21,336,665    $    917,420    $    108,209    $     73,734    $ 22,072,142
                                               ============    ============    ============    ============    ============

The Company held bonds and preferred stock at December 31, 2004 and 2003 with a carrying value of $52,103 and $17,581, respectively, and amortized cost of $64,868 and $39,700, respectively, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


5. INVESTMENTS (CONTINUED)

unassigned surplus. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds and preferred stocks with gross unrealized losses at December 31, 2004 and 2003 is as follows:

                                               LOSSES LESS       LOSSES 12
                                                 THAN 12         MONTHS OR
                                                 MONTHS            MORE           TOTAL
                                               ------------    ------------    ------------
DECEMBER 31, 2004
Bonds:
  United States Government and agencies        $    330,302    $     91,595    $    421,897
  State, municipal and other government              21,981          35,514          57,495
  Public utilities                                  202,602         106,487         309,089
  Industrial and miscellaneous                    2,112,226         674,599       2,786,825
  Mortgage and other asset-backed securities      2,600,155         478,939       3,079,094
                                               ------------    ------------    ------------
                                                  5,267,266       1,387,134       6,654,400
Other preferred stocks                               16,361              --          16,361
                                               ------------    ------------    ------------
                                               $  5,283,627    $  1,387,134    $  6,670,761
                                               ============    ============    ============

                                               LOSSES LESS       LOSSES 12
                                                 THAN 12         MONTHS OR
                                                 MONTHS            MORE           TOTAL
                                               ------------    ------------    ------------
DECEMBER 31, 2003
Bonds:
  United States Government and agencies        $    406,041    $         --    $    406,041
  State, municipal and other government              56,448           3,448          59,896
  Public utilities                                  244,189          46,765         290,954
  Industrial and miscellaneous                    2,005,249         287,411       2,292,660
  Mortgage and other asset-backed securities      2,030,407         699,701       2,730,108
                                               ------------    ------------    ------------
                                                  4,742,334       1,037,325       5,779,659
Other preferred stocks                                4,430              --           4,430
                                               ------------    ------------    ------------
                                               $  4,746,764    $  1,037,325    $  5,784,089
                                               ============    ============    ============

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


5. INVESTMENTS (CONTINUED)

The carrying amounts and estimated fair values of bonds at December 31, 2004, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                 CARRYING         ESTIMATED
                                                  AMOUNT          FAIR VALUE
                                               ------------      ------------
Due in one year or less                        $    368,682      $    374,858
Due after one year through five years             5,638,591         5,805,902
Due after five years through ten years            7,115,385         7,406,145
Due after ten years                               2,476,900         2,675,681
                                               ------------      ------------
                                                 15,599,558        16,262,586
Mortgage and other asset-backed securities        7,778,738         7,819,211
                                               ------------      ------------
                                               $ 23,378,296      $ 24,081,797
                                               ============      ============

The Company regularly monitors industry sectors and individual debt securities for signs of impairment, including length of time and extent to which the market value of debt securities has been less than cost; industry risk factors; financial condition and near-term prospects of the issuer; and nationally recognized credit rating agency rating changes. Additionally for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. A specific security is considered to be impaired when it is determined that it is probable that not all amounts due (both principal and interest) will be collected as scheduled. Consideration is also given to management's intent and ability to hold a security until maturity or until fair value will recover.

The Company's investment in Transamerica Capital III, a long-term bond issued by an affiliate, is valued at amortized cost with a carrying value of $303 and $3,083 at December 31, 2004 and 2003, respectively.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


5. INVESTMENTS (CONTINUED)

A detail of net investment income is presented below:

                                                    YEAR ENDED DECEMBER 31
                                             2004            2003            2002
                                         ------------    ------------    ------------
Interest on bonds and preferred stocks   $  1,174,456    $  1,154,385    $  1,006,824
Dividends on equity investments                 1,822           3,872           2,076
Interest on mortgage loans                    233,847         203,996         162,311
Rental income on real estate                    6,625           7,828           8,253
Interest on policy loans                        5,608           5,399           4,902
Derivatives                                   (21,395)        (22,920)        (14,101)
Other                                          42,094          21,151          27,244
                                         ------------    ------------    ------------
Gross investment income                     1,443,057       1,373,711       1,197,509

Less investment expenses                       67,575          65,834          54,440
                                         ------------    ------------    ------------
Net investment income                    $  1,375,482    $  1,307,877    $  1,143,069
                                         ============    ============    ============

Proceeds from sales and maturities of bonds and preferred stocks and related gross realized gains and losses were as follows:

                                                    YEAR ENDED DECEMBER 31
                                             2004            2003            2002
                                         ------------    ------------    ------------
Proceeds                                 $ 17,446,609    $ 23,823,647    $ 21,228,877
                                         ============    ============    ============

Gross realized gains                     $    196,077    $    317,148    $    159,920
Gross realized losses                         (75,123)       (179,475)       (258,972)
                                         ------------    ------------    ------------
Net realized gains (losses)              $    120,954    $    137,673    $    (99,052)
                                         ============    ============    ============

Gross realized losses for the years ended December 31, 2004, 2003 and 2002 include $24,495, $70,859 and $103,905, respectively, which relates to losses recognized on other than temporary declines in market value of debt securities.

At December 31, 2004, investments with an aggregate carrying value of $57,200 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


5. INVESTMENTS (CONTINUED)

Net realized capital gains (losses) on investments and change in net unrealized capital gains (losses) on investments are summarized below:

                                                                       REALIZED
                                                     --------------------------------------------
                                                                YEAR ENDED DECEMBER 31
                                                         2004            2003            2002
                                                     ------------    ------------    ------------
Bonds and preferred stocks                           $    120,954    $    137,673    $    (99,052)
Equity securities                                           6,036          (1,544)          6,464
Mortgage loans on real estate                             (11,671)            (78)            374
Real estate                                                 6,320           1,248          (3,193)
Short-term investments                                      2,113              --              --
Derivatives                                               (37,464)        (74,660)        (49,788)
Other invested assets                                      31,866           2,010           2,535
                                                     ------------    ------------    ------------
                                                          118,154          64,649        (142,660)

Tax effect                                                (29,956)        (21,399)          9,062
Transfer from (to) interest maintenance reserve           (48,839)        (91,431)         33,355
                                                     ------------    ------------    ------------
Net realized capital gains (losses) on investments   $     39,359    $    (48,181)   $   (100,243)
                                                     ============    ============    ============

                                                                 CHANGE IN UNREALIZED
                                                     --------------------------------------------
                                                                YEAR ENDED DECEMBER 31
                                                         2004            2003            2002
                                                     ------------    ------------    ------------
Bonds                                                $     44,559    $     83,127    $     24,267
Preferred stocks                                            8,029            (319)         (3,665)
Common stocks                                               9,116           2,953          (8,916)
Affiliated entities                                           161          (4,320)           (129)
Mortgage loans on real estate                                  --         (27,421)            452
Other invested assets                                       5,114          21,092         (28,463)
Real estate                                                    --              --             298
Derivative instruments                                    (40,228)        (56,483)        (60,647)
                                                     ------------    ------------    ------------
Change in net unrealized capital gains (losses)      $     26,751    $     18,629    $    (76,803)
                                                     ============    ============    ============

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


5. INVESTMENTS (CONTINUED)

Gross unrealized gains and gross unrealized losses on unaffiliated common stocks are as follows:

                                                           DECEMBER 31
                                                      2004             2003
                                                  ------------     ------------
Unrealized gains                                  $     13,394     $      2,933
Unrealized losses                                       (2,556)          (1,250)
                                                  ------------     ------------
Net unrealized gains                              $     10,838     $      1,683
                                                  ============     ============

During 2004, the Company issued mortgage loans with interest rates ranging from 2.28% to 7.04%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 90%. Mortgage loans with a carrying value of $4,069 were non-income producing for the previous 180 days. Accrued interest of $371 related to these mortgage loans was excluded from investment income at December 31, 2004. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 2004 and 2003, the Company had recorded investment in restructured securities of $20,606 and $4,472, respectively. There were no capital losses taken as a result of such restructurings. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

At December 31, 2004 and 2003, the Company had loans of $63,827 and $0, respectively, for which impairments have been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2004, and 2003 related to such restructurings. There are no commitments to lend additional funds to debtors owing receivables.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


5. INVESTMENTS (CONTINUED)

At December 31, 2004 and 2003, the Company held a mortgage loan loss reserve in the AVR of $96,069 and $42,314, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

         GEOGRAPHIC DISTRIBUTION
-----------------------------------------
                             DECEMBER 31
                            2004    2003
                            -----   -----
South Atlantic                22%     25%
Pacific                       20      23
Mountain                      17      14
E. North Central              16      13
Middle Atlantic               11      11
W. North Central               6       6
W. South Central               3       4
E. South Central               3       2
New England                    2       2

       PROPERTY-TYPE DISTRIBUTION
-----------------------------------------
                             DECEMBER 31
                            2004     2003
                            -----   -----
Office                        37%     38%
Industrial                    21      22
Apartment                     20      18
Retail                        16      16
Other                         6       6

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A cash payment is often exchanged at the outset of the swap contract, representing the present value of cash flows of the instrument. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

The Company may invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract. A single premium is paid by the Company at the beginning of the interest rate cap contracts.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


5. INVESTMENTS (CONTINUED)

The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values and ease the execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2004 and 2003, the Company had replicated assets with a fair value of $220,517 and $196,173, respectively, and credit default swaps with a fair value of $469 and $(841), respectively. During the three years ended December 31, 2004, 2003, and 2002, the Company did not recognize any capital losses related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of 'A' or better. As of December 31, 2004, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $557,055.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets.

At December 31, 2004 and 2003, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

                                                              NOTIONAL AMOUNT
                                                          -----------------------
                                                             2004         2003
                                                          ----------   ----------
Derivative securities:
  Interest rate and currency swaps:
     Receive fixed - pay floating                         $4,764,603   $4,295,140
     Receive floating - pay fixed                          4,894,349    4,884,879
     Receive floating (uncapped) - pay floating (capped)   2,806,196    2,901,587
  Interest rate cap agreements                                30,854       32,446

The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions is 19 years. If the forecasted asset purchase does not occur or is no longer highly probable of occurring, valuation at cost ceases and

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


5. INVESTMENTS (CONTINUED)

the forward-starting swap would be valued at its current fair value with fair value adjustments recorded in unassigned surplus. For the years ended December 31, 2004 and 2003, none of the Company's cash flow hedges have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

Derivative instruments that qualify for hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. Derivatives used in hedging transactions that do not meet the criteria of an effective hedge are accounted for at fair value and the changes in fair value are recorded in surplus as unrealized gains and losses. For the years ended December 31, 2004 and 2003, the Company has recorded $69 and $(713), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss).

6. REINSURANCE

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Reinsurance assumption treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                                 YEAR ENDED DECEMBER 31
                                           2004           2003           2002
                                       -----------    -----------    -----------
Direct premiums                        $ 4,089,877    $ 5,934,444    $ 9,175,527
Reinsurance assumed - non affiliates         4,135         28,199         30,473
Reinsurance assumed - affiliates           457,885        145,114        218,537
Reinsurance ceded - non affiliates        (148,315)      (199,327)      (330,692)
Reinsurance ceded - affiliates            (720,278)       (44,383)       (28,055)
                                       -----------    -----------    -----------
Net premiums earned                    $ 3,683,304    $ 5,864,047    $ 9,065,790
                                       ===========    ===========    ===========

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


6. REINSURANCE (CONTINUED)

The Company received reinsurance recoveries in the amount of $159,604, $229,100, and $175,489, during 2004, 2003, and 2002, respectively. At December 31, 2004 and 2003, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $15,175 and $17,152, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2004 and 2003 of $1,365,444 and $1,406,879, respectively.

At December 31, 2004, amounts recoverable from unauthorized reinsurers of $2,089 (2003 - $2,153) and reserve credits for reinsurance ceded of $31,484 (2003 - $34,928) were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $37,230 at December 31, 2004, that can be drawn on for amounts that remain unpaid for more than 120 days.

During 2003, the Company recaptured a block of business ceded to a non-affiliated company. The recapture resulted in no consideration received by or paid to the Company. This recapture resulted in a pre-tax loss of $3,323, which was recorded in the statement of operations. The loss was offset by the release of liability for unauthorized reinsurance and non-admitted assets related to the reinsurance treaty of $3,208, which were credited directly to unassigned surplus.

During 2003, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd, an affiliate. Under the terms of this transaction, the Company ceded the obligations and benefits related to certain life insurance contracts. The difference between the consideration paid of $2,608 and the reserve credit taken of $6,188 was credited directly to unassigned surplus on a net of tax basis. Subsequent to the initial gain, the Company has amortized $266 and $275 into earnings during 2004 and 2003, respectively, with a corresponding charge to unassigned surplus. The Company holds collateral in the form of letters of credit of $9,400.

During 2003, the Company entered into an indemnity reinsurance agreement in which the Company agreed to cede the obligations and benefits related to certain fixed annuity contracts on a coinsurance and modified coinsurance basis. The Company received a ceding commission of $13,386 at the inception of the contract. In addition, the Company released the IMR liability of $12,906 related to the assets backing the ceded contracts because the future investment experience to be transferred to the assuming company will be without adjustment of the IMR that existed at the date of the initial transaction. The resulting gain from the ceding commission and the IMR release has been recorded

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


6. REINSURANCE (CONTINUED)

directly to the unassigned surplus on a net of tax basis. The initial mod-co transaction of $1,587,431 is included separately in the revenue and expense sections of the Company's statement of operations for 2003. During 2004 and 2003, the Company has amortized $6,979 and $9,473, respectively, of the initial gain into earnings with a corresponding charge to unassigned surplus.

The Company has historically been a party to various reinsurance transactions with MEGA Life and Health Insurance Co. and its affiliates ("MEGA") related to certain accident and health business. During 2003, the Company entered into several reinsurance transactions and novations of certain underlying policies such that all risks associated with these treaties and policies have been ceded to MEGA. No gain or loss was recognized related to these transactions.

During 2004, the Company entered into another reinsurance transaction to cede the new production of certain fixed annuity contracts to Transamerica International Re (Ireland) Ltd (TIRe), an affiliate of the Company, on a funds withheld basis. The Company ceded premiums of $677,733 during 2004 and has taken a reserve credit of $650,613 at December 31, 2004. The Company has a liability for funds held under reinsurance of $620,934 at December 31, 2004. The consummation of this treaty caused no initial gain or loss.

On October 1, 2004 the Company recaptured the business it had ceded under a reinsurance treaty with First AUSA Life Insurance Company, an affiliate. The Company received $643,279 as consideration for this recapture, which has been included in the Company's statement of operations. The change in reserves of $643,279 related to the recapture has been reported in the statement of operations as an increase in reserves.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


7. INCOME TAXES

The main components of net deferred income taxes are as follows:

                                                                DECEMBER 31
                                                           2004              2003
                                                       ------------      ------------
Deferred income tax assets:
  Guaranty funds                                       $      5,770      $      5,477
  Non-admitted assets                                           788            22,010
  807(f) assets                                               4,606             4,294
  Deferred acquisition costs                                179,494           160,643
  Reserves                                                   71,710            66,726
  Unrealized capital losses                                  31,811            45,028
  Other                                                      28,446            15,059
                                                       ------------      ------------
Total deferred income tax assets                       $    322,625      $    319,237
                                                       ============      ============

Deferred income tax assets - nonadmitted               $    146,140      $    158,651
                                                       ============      ============

Deferred income tax liabilities:
  Unrealized capital gains                             $     94,585      $     77,748
  Other                                                      13,867             5,994
                                                       ------------      ------------
Total deferred income tax liabilities                  $    108,452      $     83,742
                                                       ============      ============

The change in net deferred income tax assets and deferred income tax assets - nonadmitted are as follows:

                                                                    YEAR ENDED DECEMBER 31
                                                           2004              2003              2002
                                                       ------------      ------------      ------------
Change in net deferred income tax asset                $    (21,322)     $    (78,803)     $    115,655
                                                       ============      ============      ============
Change in deferred income tax assets - nonadmitted     $    (12,511)     $    (36,917)     $     34,836
                                                       ============      ============      ============

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


7. INCOME TAXES (CONTINUED)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain/loss from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:

                                                  YEAR ENDED DECEMBER 31
                                         2004              2003              2002
                                     ------------      ------------      ------------
Income tax computed at federal
  statutory rate (35%)               $     37,366      $     96,026      $     (7,023)
  Deferred acquisition costs - tax
    basis                                  18,744            15,408            30,911
  Depreciation                                 53              (112)             (148)
  Dividends received deduction             (5,891)           (2,597)           (2,413)
  IMR amortization                         (5,438)           (8,108)             (382)
  Investment income items                  (6,060)           (5,054)           (4,934)
  Low income housing credits               (5,215)           (6,035)           (6,051)
  Prior year under (over) accrual         (15,214)          (40,689)              832
  Reinsurance transactions                 (3,853)            3,643            (1,442)
  Tax reserve adjustment                    4,041             3,168             7,072
  Other                                    (1,189)            3,379            (1,256)
                                     ------------      ------------      ------------
Federal income tax expense           $     17,344      $     59,029      $     15,166
                                     ============      ============      ============

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income. In addition, any operating loss or capital loss carryforwards are calculated for the life and nonlife subgroups on a consolidated basis.

The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. The examination fieldwork for 1996 through 1997 has been completed and a protest of findings has been filed with the Appeals Office of the Internal Revenue Service. Management does not believe the

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


7. INCOME TAXES (CONTINUED)

outcome of the protest of findings will have a material effect on the Company's financial position or results of operations. An examination is underway for 1998 through 2000.

Income taxes incurred during 2004, 2003 and 2002 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $312,070, $199,850, and $1,319, respectively.

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements for income deferred in the PSA ($20,387 at December 31, 2004). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $7,135.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


8. POLICY AND CONTRACT ATTRIBUTES

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relate to liabilities established on a variety of the Company's annuity and deposit-type products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                                                                         DECEMBER 31
                                                             2004                          2003
                                                 ---------------------------    ---------------------------
                                                                  PERCENT                        PERCENT
                                                    AMOUNT        OF TOTAL         AMOUNT        OF TOTAL
                                                 ------------   ------------    ------------   ------------
Subject to discretionary withdrawal with
   market value adjustment                       $  1,799,699          5%       $  2,234,306          7%
Subject to discretionary withdrawal at book
   value less surrender charge                      5,649,820         17           7,572,375         23
Subject to discretionary withdrawal at
   market value                                    10,753,638         32           9,772,559         30
Subject to discretionary withdrawal at book
   value (minimal or no charges or adjustments)     8,507,622         25           5,886,716         18
Not subject to discretionary withdrawal
   provision                                        7,269,599         21           6,994,416         22
                                                 ------------     ------        ------------     ------
                                                   33,980,378        100%         32,460,372        100%
                                                                  ======                         ======
Less reinsurance ceded                              1,254,582                      1,295,797
                                                 ------------                   ------------
Total policy reserves on annuities and
   deposit-type liabilities                      $ 32,725,796                   $ 31,164,575
                                                 ============                   ============

Included in the liability for deposit-type contracts at December 31, 2004 and 2003 are $4,236,873 and $4,381,000, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance is used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders. At December 31, 2004, the contractual maturities were: 2005 - $782,698; 2006 - $1,139,983; 2007 - $1,374,936; 2008 - $100,117; 2009 - $371,151
and thereafter - $467,988.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

The Company's liability for deposit-type contracts includes GIC's and funding agreements assumed from Monumental Life Insurance Company, an affiliate. The liabilities assumed are $5,007,410 and $5,426,617 at December 31, 2004 and 2003, respectively.

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2004, 2003, and 2002 is as follows:

                                                   NONINDEXED
                                                   GUARANTEED
                                                    SEPARATE         NONGUARANTEED
                                                     ACCOUNT           SEPARATE
                                                   LESS THAN 4%        ACCOUNT            TOTAL
                                                   ------------      -------------     ------------
Premiums, deposits, and other considerations
   for the year ended December 31, 2004            $         --      $  1,462,914      $  1,462,914
                                                   ============      ============      ============

Reserves for separate accounts with assets at:
  Fair value                                       $         --      $ 12,892,015      $ 12,892,015
  Amortized cost                                        418,070                --           418,070
                                                   ------------      -------------     ------------
Total at December 31, 2004                         $    418,070      $ 12,892,015      $ 13,310,085
                                                   ============      ============      ============

Premiums, deposits, and other considerations
   for the year ended December 31, 2003            $         --      $  1,895,800      $  1,895,800
                                                   ============      ============      ============

Reserves for separate accounts with assets at:
  Fair value                                       $         --      $ 11,232,371      $ 11,232,371
  Amortized cost                                        388,149                --           388,149
                                                   ------------      -------------     ------------
Total at December 31, 2003                         $    388,149      $ 11,232,371      $ 11,620,520
                                                   ============      ============      ============

Premiums, deposits, and other considerations
   for the year ended December 31, 2002            $    175,000      $  2,958,899      $  3,133,899
                                                   ============      ============      ============

Reserves for separate accounts with assets at:
  Fair value                                       $         --      $  6,953,417      $  6,953,417
  Amortized cost                                        369,996                --           369,996
                                                   ------------      -------------     ------------
Total at December 31, 2002                         $    369,996      $  6,953,417      $  7,323,413
                                                   ============      ============      ============

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                                        YEAR ENDED DECEMBER 31
                                                                  2004           2003           2002
                                                                 ----------------------------------------
   Transfers as reported in the summary of
    operations of the separate accounts
     statement:
       Transfers to separate accounts                            $1,463,157     $1,897,576     $3,133,334
       Transfers from separate accounts                            (897,510)       177,729        402,618
                                                                 ----------------------------------------
   Net transfers to separate accounts                               565,647      2,075,305      3,535,952

   Miscellaneous reconciling adjustments                              5,659          4,131          4,566
                                                                 ----------------------------------------
   Transfers as reported in the summary of operations of
     the life, accident and health annual statement                $571,306     $2,079,436     $3,540,518
                                                                 ========================================

At December 31, 2004 and 2003, the Company had separate account annuities with guaranteed benefits as follows:

                                                           SUBJECTED                      REINSURANCE
                                                            ACCOUNT        AMOUNT OF        RESERVE
       BENEFIT AND TYPE OF RISK                              VALUE        RESERVE HELD      CREDIT
-----------------------------------------------------------------------------------------------------
  DECEMBER 31, 2004
     Minimum guaranteed death benefit                     $12,339,896       $118,545        $27,399
     Minimum guaranteed income benefit                      8,273,717         93,888          2,760
     Guaranteed premium accumulation fund                      79,525          8,066              -
     Minimum guaranteed withdrawal benefit                    448,821          1,612         (1,255)

  DECEMBER 31, 2003
     Minimum guaranteed death benefit                     $11,168,817       $108,640        $33,703
     Minimum guaranteed income benefit                      7,812,085         70,780            569
     Guaranteed premium accumulation fund                      43,229          5,301              -
     Minimum guaranteed withdrawal benefit                     16,915             15            (19)

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

For Variable Annuities with Guaranteed Living Benefits ("VAGLB"), which includes minimum guaranteed income, minimum guaranteed withdrawal, and guaranteed premium accumulation fund benefits, the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

For Variable Annuities with Minimum Guaranteed Death Benefits ("MGDB"), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2004 and 2003, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

                                                               GROSS          LOADING           NET
                                                              ----------------------------------------
   DECEMBER 31, 2004
   Life and annuity:

     Ordinary direct first year business                      $  3,703       $  2,524         $  1,179
     Ordinary direct renewal business                           22,483          7,090           15,393
     Group life direct business                                  4,190          2,800            1,390
                                                              ----------------------------------------
   Total life and annuity                                       30,376         12,414           17,962
   Accident and health:
     Direct                                                      3,053              -            3,053
                                                              ----------------------------------------
   Total accident and health                                     3,053              -            3,053
                                                              ----------------------------------------
                                                               $33,429        $12,414          $21,015
                                                              ========================================

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

   DECEMBER 31, 2003                                           GROSS          LOADING           NET
                                                              ----------------------------------------
   Life and annuity:
     Ordinary direct first year business                      $  6,443       $  5,060         $  1,383
     Ordinary direct renewal business                           20,509          5,827           14,682
     Group life direct business                                  1,960            881            1,079
                                                              ----------------------------------------
   Total life and annuity                                       28,912         11,768           17,144
   Accident and health:
     Direct                                                      2,010              -            2,010
                                                              ----------------------------------------
   Total accident and health                                     2,010              -            2,010
                                                              ----------------------------------------
                                                               $30,922        $11,768          $19,154
                                                              ========================================

At December 31, 2004 and 2003, the Company had insurance in force aggregating $1,175,628 and $1,198,577, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $34,797 and $35,146 to cover these deficiencies at December 31, 2004 and 2003, respectively.

During 2004, the Company made a correction in the guaranteed nonforfeiture interest rate on certain universal life contracts. This caused a decrease in reserves of $1,423, which was credited to capital and surplus.

During 2003, the Company upgraded its reserve valuation system for fixed deferred annuities and variable annuities. The valuation system upgrade, which provides for more precise calculations, caused general account reserves to decrease by $3,572 and separate account reserves to increase by $4,681. The amounts relating to the general account were credited directly to unassigned surplus. The amounts related to the separate accounts are included in the change in surplus in separate accounts in the 2003 statement of changes in capital and surplus.

During 2002, the Company converted to a new reserve valuation system for fixed deferred annuities and variable annuities. The new valuation system, which provides for more precise calculations, caused general account reserves to increase by $18,990 and separate account reserves to increase by $914. The amounts relating to the general account were credited directly to unassigned surplus. The amounts related to the separate

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

accounts are included in the change in surplus in separate accounts in the 2002 statement of changes in capital and surplus.

During 2002, the Company changed the valuation interest rates assumption for a portion of its universal life business. This caused an increase in reserves of $2,703, which was charged directly to capital and surplus.

9. DIVIDEND RESTRICTIONS

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus [which aggregates a deficit of $83,990 at December 31, 2004] at the time of such dividend, the maximum payment which may be made in 2005, without the prior approval of insurance regulatory authorities, is $186,434.

During 2003, upon approval of insurance regulatory authorities, the Company paid $300,000 to its parent company. This payment consisted of a dividend of $45,700 and a return of additional paid-in-capital of $254,300.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2004, the Company meets the RBC requirements.

10. RETIREMENT AND COMPENSATION PLANS

The Company's employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on expense in accordance with Statement of Financial Accounting Standards No. 87 as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)

10. RETIREMENT AND COMPENSATION PLANS (CONTINUED)

consecutive years of employment. Pension expense aggregated $1,417, $1,658, and $784 for the years ended December 31, 2004, 2003, and 2002, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $620, $637, and $353 for the years ended December 31, 2004, 2003, and 2002, respectively.

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2004, 2003, and 2002 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $172, $166, and $95 for the years ended December 31, 2004, 2003, and 2002, respectively.

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)

11. SALES, TRANSFER, AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES

During 2004, 2003 and 2002, the Company sold $23,460, $22,970, and $11,172, respectively, of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

12. RELATED PARTY TRANSACTIONS

The Company shares certain offices, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2004, 2003, and 2002, the Company paid $35,941, $72,287, and $61,826, respectively, for these services, which approximates their costs to the affiliates.

Payables to affiliates bear interest at the thirty-day commercial paper rate. During 2004, 2003, and 2002, the Company paid net interest of $1,042, $985, and $737, respectively, to affiliates.

During 2004, the Company received capital contributions from AEGON and TALIAC of $424,830 and $65,170, respectively. During 2003, the Company distributed a dividend to its parent consisting of $45,700 of common stock and $254,300 of cash, and received a cash capital contribution of $200,000 that was accrued in 2002. During 2003 and 2002, the Company received a capital contribution of $80,000 and $230,000, respectively, in cash from its parent. In addition, in 2002, the Company issued a surplus note of $575,000 in exchange for cash.

At December 31, 2004 the Company reported $47,800 short-term notes receivable from Monumental Life Insurance Company, an affiliate, which is due December 23, 2005. At December 31, 2003, the Company did not have any net short-term notes receivable from an affiliate outstanding. Interest on these notes accrues based on the 30-day commercial paper rate at the time of issuance.

During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $236,425 and $226,770 at December 31, 2004 and 2003, respectively.

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)

13. COMMITMENTS AND CONTINGENCIES

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $2,159,379 as of December 31, 2004. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material impact on reported financial results.

The Company has also provided a guarantee for the obligations of non-insurance affiliates. These entities accept assignments of structured settlement payment obligations from other insurers and purchases structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.

The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2004, the Company has pledged invested assets with a carrying value and market value of $1,531,589 and $1,569,807, respectively, in conjunction with these transactions.

The Company may lend securities to approved broker and other parties to earn additional income. The Company receives collateral at least equal to 102% of the fair value of the loaned securities as of the transaction date. The counterparty is obligated to deliver additional collateral if the fair value of the collateral is at any time less than 100% of the fair value of the loaned securities. The additional collateral along with the collateral already held in connection with the lending transaction is at least equal to 102% of the fair value of the loaned securities. The Company does not participate in securities lending in foreign securities. There are no restrictions as to the collateral. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

December 31, 2004 and 2003, the value of securities loaned amounted to $682,627 and $1,032,994, respectively.

The Company has contingent commitments for $238,735 at December 31, 2004 for joint ventures, partnerships, and limited liability companies.

At December 31, 2004, the Company has mortgage loan commitments of $137,175.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $16,615 and $16,584 and an offsetting premium tax benefit of $7,122 and $7,217 at December 31, 2004 and 2003, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $365, $56, and $(2) for the years ended December 31, 2004, 2003, and 2002, respectively.

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)

14. RECONCILIATION OF CAPITAL AND SURPLUS AND NET LOSS

The following table reconciles capital and surplus and net income (loss) as reported in the Annual Statement filed with the Insurance Division, Department of Commerce, of the State of Iowa to the amounts reported in the accompanying financial statements:

                                                                                           YEAR ENDED
                                                                    DECEMBER 31,           DECEMBER 31,
                                                                       2003                   2003
                                                                 --------------------------------------
                                                                   TOTAL CAPITAL
                                                                    AND SURPLUS            NET INCOME
                                                                 --------------------------------------
   Amounts reported in Annual Statement                          $ 1,375,231               $ 164,745
   Under accrual of life and annuity reserves                             --                   3,733
   Adjustment for reinsurance recoverables                                --                     199
   Other adjustments                                                      --                    (233)
   Tax effect                                                             --                  (1,295)
                                                                 --------------------------------------
   Amounts reported herein                                       $ 1,375,231               $ 167,149
                                                                 ======================================

                                                                                           YEAR ENDED
                                                                      DECEMBER 31,         DECEMBER 31,
                                                                         2002                 2002
                                                                 --------------------------------------
                                                                   TOTAL CAPITAL
                                                                    AND SURPLUS            NET LOSS
                                                                 --------------------------------------
   Amounts reported in Annual Statement                          $ 1,559,717               $ (133,072)
   Under accrual of life and annuity reserves                         (3,733)                  (3,733)
   Adjustment for reinsurance recoverables                            (1,446)                    (199)
   Other adjustments                                                     233                      233
   Tax effect                                                          1,295                    1,295
                                                                 --------------------------------------
   Amounts reported herein                                       $ 1,556,066               $ (135,476)
                                                                 ======================================

There were no reconciling items at December 31, 2004 of for the year than ended.

                            Statutory-Basis Financial
                               Statement Schedules

                       Transamerica Life Insurance Company


                       Summary of Investments - Other Than
                         Investments in Related Parties
                             (Dollars in Thousands)

                                December 31, 2004

SCHEDULE I

                                                                                              AMOUNT AT
                                                                                             WHICH SHOWN
                                                                                MARKET         IN THE
                 TYPE OF INVESTMENT                          COST (1)           VALUE       BALANCE SHEET
----------------------------------------------------------------------------------------------------------
FIXED MATURITIES
Bonds:
   United States Government and government agencies
     and authorities                                      $   744,227       $   742,178      $   744,227
   States, municipalities and political subdivisions
                                                            1,718,193         1,718,213        1,718,193
   Foreign governments                                        579,846           638,453          579,846
   Public utilities                                         1,472,197         1,550,113        1,472,197
   All other corporate bonds                               18,863,530        19,432,538       18,863,530
Redeemable preferred stocks                                   120,241           128,761          120,241
                                                          ------------------------------------------------
Total fixed maturities                                     23,498,234        24,210,256       23,498,234

EQUITY SECURITIES
Common stocks:
   Banks, trust and insurance                                  67,850            67,850           67,850
   Industrial, miscellaneous and all other                     86,091            96,928           96,928
                                                          ------------------------------------------------
Total equity securities                                       153,941           164,778          164,778

Mortgage loans on real estate                               3,907,422                          3,907,422
Real estate                                                    36,753                             36,753
Policy loans                                                   79,894                             79,894
Other long-term investments                                   847,895                            847,895
Cash and short-term investments                             1,083,915                          1,083,915
                                                          -----------                        -----------
Total investments                                         $29,608,054                        $29,618,891
                                                          ===========                        ===========

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

                       Transamerica Life Insurance Company

                       Supplementary Insurance Information
                             (Dollars in Thousands)

SCHEDULE III

                                                                                                               BENEFITS,
                                                                                                                CLAIMS
                              FUTURE POLICY              POLICY AND                    NET       LOSSES AND     OTHER
                              BENEFITS AND     UNEARNED   CONTRACT     PREMIUM      INVESTMENT   SETTLEMENT    OPERATING  PREMIUMS
                                EXPENSES       PREMIUMS  LIABILITIES   REVENUE       INCOME*      EXPENSES     EXPENSES*   WRITTEN
                              -----------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004
Individual life               $  3,706,105  $         -    $18,815    $1,106,335  $   201,726   $   557,857  $   767,054
Individual health                  481,152       11,264     20,082       125,322       25,246       149,813       34,059  $ 126,384
Group life and health              371,747        3,678     26,400       133,892       20,452       129,869       69,428    222,484
Annuity                         14,791,947            -          -     2,317,755    1,128,058     3,724,119      364,062
                              ------------------------------------------------------------------------------------------
                               $19,350,951      $14,942    $65,297    $3,683,304   $1,375,482    $4,561,658   $1,234,603
                              ==========================================================================================

YEAR ENDED DECEMBER 31, 2003
Individual life               $  3,329,369  $         -    $14,877    $  545,732  $   187,047   $   493,127  $   267,289
Individual health                  393,067       11,590     15,488       117,508       20,776       130,651       40,096  $ 117,509
Group life and health              332,722        3,728     17,239       142,612       18,989       104,620       62,625    205,244
Annuity                         13,786,889            -          -     5,058,195    1,081,065     3,618,528    4,000,983
                              ------------------------------------------------------------------------------------------
                               $17,842,317      $15,318    $47,604    $5,864,047   $1,307,877    $4,346,926   $4,370,993
                              ==========================================================================================

YEAR ENDED DECEMBER 31, 2002
Individual life               $  2,977,485   $        -   $ 17,934    $  529,767  $   187,122    $  343,087  $   386,306
Individual health                  311,152       10,930     12,898       101,679       17,851       104,699       32,347  $ 101,581
Group life and health              278,179        6,481     24,006       129,435       18,939       124,841       46,594    161,257
Annuity                         11,857,774            -          -     8,304,909      919,157     5,689,344    3,796,799
                              ------------------------------------------------------------------------------------------
                               $15,424,590      $17,411    $54,838    $9,065,790   $1,143,069    $6,261,971   $4,262,046
                              ==========================================================================================

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                       Transamerica Life Insurance Company

                                   Reinsurance
                             (Dollars in Thousands)

SCHEDULE IV

                                                                                                    PERCENTAGE OF
                                                                     ASSUMED FROM                      AMOUNT
                                                 CEDED TO OTHER         OTHER             NET          ASSUMED
                                 GROSS AMOUNT       COMPANIES         COMPANIES         AMOUNT         TO NET
                                 --------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

Life insurance in force           $ 39,895,407     $  8,896,284      $   88,961      $31,088,084         0%
                                 ================================================================================
Premiums:
   Individual life                $  1,110,524     $      8,401      $    4,212      $ 1,106,335         0%
   Individual health                   126,384            1,062               -          125,322         0
   Group life and health               222,484           88,592               -          133,892         0
   Annuity                           2,630,485          770,538         457,808        2,317,755        20
                                 --------------------------------------------------------------------------------
                                  $  4,089,877     $    868,593      $  462,020      $ 3,683,304        13%
                                 ================================================================================

YEAR ENDED DECEMBER 31, 2003

Life insurance in force           $ 38,955,851     $  9,672,433      $   90,171      $29,373,589         0%
                                 ================================================================================

Premiums:
   Individual life                $    547,646     $      6,022      $    4,108      $   545,732         1%
   Individual health                   117,509              929             928          117,508         1
   Group life and health               205,242           85,907          23,277          142,612        16
   Annuity                           5,064,047          150,852         145,000        5,058,195         3
                                 --------------------------------------------------------------------------------
                                  $  5,934,444     $    243,710      $  173,313      $ 5,864,047         3%
                                 ================================================================================

YEAR ENDED DECEMBER 31, 2002

Life insurance in force           $ 31,110,497     $  4,235,057      $   99,989      $26,975,429         1%
                                 ================================================================================

Premiums:
   Individual life                $    581,642     $     55,840      $    3,965      $   529,767         1%
   Individual health                   101,581            1,054           1,152          101,679         1
   Group life and health               161,257           57,179          25,357          129,435        20
   Annuity                           8,331,047          244,674         218,536        8,304,909         3
                                 --------------------------------------------------------------------------------
                                  $  9,175,527     $    358,747      $  249,010      $ 9,065,790         3%
                                 ================================================================================

                            PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a)  Board of Directors Resolution**
(b)  Custodian Agreements (Not Applicable)
(c)  Underwriting Contracts
     i.    a. Amended and Restated Principal Underwriting Agreement(2)
           b. Amendment to Underwriting Agreement(7)
     ii.   Selected Broker Agreement(7)
(d)  Contracts
     i.    Specimen Variable Adjustable Life Insurance Policy**
     ii.   Rider**
     iii.  Experience Credits Rider(9)
(e)  Application**
(f)  Depositor's Certificate of Incorporation and By-Laws
     i.    Articles of Incorporation of Transamerica Life Insurance Company(1)
     ii.   By-Laws of Transamerica Life Insurance Company(1)
(g)  Reinsurance Contracts
     i.    Reinsurance Treaty dated July 1, 2002(5)
(h)  Participation Agreements
     i.    a. Participation Agreement regarding Fidelity Variable Insurance Products Fund(3)
           b. Participation Agreement regarding Fidelity Variable Insurance Products Fund II(3)
           c. Participation Agreement regarding Fidelity Variable Insurance Products Fund III(3)
           d. Amendment to Participation Agreement regarding Fidelity Variable Insurance Products Fund and Fidelity
           Variable Insurance Products Fund II(7)
           e. Amendment to Participation Agreement regarding Fidelity Variable Insurance Products Fund III(7)
     ii.   a. Participation Agreement regarding PIMCO Variable Insurance Trust(7)
           b. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust(7)
           c. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust(7)
     iii.  a. Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series,
           Inc.(7)
           b. Amendment to Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price
           International Series, Inc.(7)
     iv.   a. Participation Agreement regarding Janus Aspen Series(4)
           b. Amendment to Participation Agreement regarding Janus Aspen Series(7)
     v.    a. Participation Agreement regarding INVESCO Variable Investment Funds, Inc.(7)
           b. Amendment to Participation Agreement regarding INVESCO Variable Investment Funds, Inc.(7)
     vi.   a. Participation Agreement regarding Universal Institutional Funds, Inc.(7)


           b. Amendment to Participation Agreement regarding Universal Institutional Funds, Inc.(7)
           c. Amendment to Participation Agreement regarding Universal Institutional Funds, Inc.(7)
     vii.  a. Participation Agreement regarding Vanguard Variable Insurance Funds(7)
           b. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds(7)
           c. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds(7)
     viii. a. Participation Agreement regarding Royce Capital Fund(7)
           b. Amendment to Participation Agreement regarding Royce Capital Fund(7)
     ix.   a. Participation Agreement regarding Rydex Variable Trust(7)
           b. Amendment to Participation Agreement regarding Rydex Variable Trust(7)
     x.    Participation Agreement regarding Gateway Variable Insurance Trust(7)
     xi.   Participation Agreement regarding First Eagle SoGen Variable Funds, Inc.(7)
     xii.  Participation Agreement regarding Third Avenue Variable Insurance Trust(7)
     xiii. a. Participation Agreement regarding PBHG Insurance Series Fund(7)
           b. Amendment to Participation Agreement regarding PBHG Insurance Series Fund(7)
     xiv.  a. Participation Agreement regarding AIM Variable Insurance Funds(8)
           b. Amendment to Participation Agreement regarding AIM Variable Insurance Funds(9)
     xv.   Participation Agreement regarding Van Eck Worldwide Insurance Trust(9)
     xvi.  Participation Agreement regarding American Funds Insurance Series*
(i)  Administrative Contracts
     i.    Third Party Administration and Transfer Agent Agreement(6)
(j)  Other Material Contracts
     i.    Power of Attorney**
     ii.   Power of Attorney for Ronald L. Ziegler10
(k)  Legal Opinion(7)
(l)  Actuarial Opinion (Not Applicable)
(m)  Calculation (Not Applicable)
(n)  Other Opinions
     i.    Consent of Ernst & Young LLP*
     ii.   Consent of Sutherland Asbill & Brennan LLP*
(o)  Omitted Financial Statements (Not Applicable)
(p)  Initial Capital Agreements (Not Applicable)
(q)  Redeemability Exemption
     i.    Memorandum describing issuance, transfer and redemption procedures(7)
     ii.   Memorandum describing issuance, transfer and redemption procedures dated February 1, 2005(11)



*    Filed herewith.
** Incorporated herein by reference to Initial Filing of this Form N-6 registration statement filed on October 9, 2003. (File No. 333-109579)
(1) Incorporated herein by reference to Initial Filing of Form N-4 registration statement filed on June 11, 2001. (File No. 333-62738)

(2) Incorporated herein by reference to the Initial Filing of Form N-4 registration statement filed on August 29, 2002. (File No. 333-98891)
(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 registration statement filed December 6, 1996. (File No. 333-07509)
(4) Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 registration statement filed April 28, 2000. (File No. 333-26209)
(5) Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-6 registration statement filed April 21, 2003. (File No. 333-57681)
(6) Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-6 registration statement filed February 4, 2003. (File No. 333-57681)
(7) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-6 registration statement filed January 16, 2004. (File No. 333-109579)
(8) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 registration statement filed December 23, 1999. (File No. 333-87023)
(9) Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-6 registration statement filed April 30, 2004. (File No. 333-109579)
(10) Incorporated herein by reference to N-4 registration statement filed June 17, 2004. (File No. 333-116562)
(11) Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-6 registration statement filed February 24, 2005. (File No. 333-109579)


ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

                  NAME              PRINCIPAL BUSINESS                 POSITION
                                    ADDRESS

     Larry N. Norman                 (1)                               Director, Chairman of the Board and President

     Ronald L. Ziegler               (1)                               Director and Actuary

     Craig D. Vermie                 (1)                               Director, Vice President, Secretary,
                                                                       and General Counsel
     Arthur C. Schneider             (1)                               Director, Vice President and Chief
                                                                       Tax Officer
     Robert J. Kontz                 (1)                               Vice President and Corporate Controller

     Brenda K. Clancy                (1)                               Director, Vice President, Treasurer and Chief
                                                                       Financial Officer

(1) 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001

ITEM 28.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT
-------------------------------------------------------------------------------------------------------------------------
                                         JURISDICTION OF        PERCENT OF VOTING
                 NAME                     INCORPORATION          SECURITIES OWNED           BUSINESS
-------------------------------------------------------------------------------------------------------------------------
Academy Alliance Holdings Inc.                Canada       100% Creditor Resources,         Holding company
                                                           Inc.

Academy Alliance Insurance Inc.               Canada       100% Creditor Resources,         Insurance
                                                           Inc.

Academy Insurance Group, Inc.                Delaware      100% Commonwealth General        Holding company
                                                           Corporation

Academy Life Insurance Co.                   Missouri      100% Academy Insurance           Insurance company
                                                           Group, Inc.

ADB Corporation, L.L.C.                      Delaware      100% Money Services, Inc.        Special purpose limited
                                                                                            Liability company

AEGON Alliances, Inc.                        Virginia      100% Benefit Plans, Inc.         General agent

AEGON Asset Management Services, Inc.        Delaware      100% AUSA Holding Co.            Registered investment advisor

AEGON Assignment Corporation                 Illinois      100% AEGON Financial             Administrator of structured
                                                           Services Group, Inc.             settlements

AEGON Assignment Corporation of              Kentucky      100% AEGON Financial             Administrator of structured
Kentucky                                                   Services Group, Inc.             settlements

AEGON Canada Inc. ("ACI")                     Canada       100% TIHI                        Holding company
AEGON Capital Management, Inc.                Canada       100% AEGON Canada Inc.           Investment counsel and
                                                                                            portfolio manager

AEGON Dealer Services Canada, Inc.            Canada       100% 1490991 Ontario Limited     Mutual fund dealer

AEGON Derivatives N.V.                     Netherlands     100% AEGON N.V.                  Holding company
AEGON Direct Marketing Services, Inc.        Maryland      100% Monumental Life             Marketing company
                                                           Insurance Company

AEGON DMS Holding B.V.                     Netherlands     100% AEGON International         Holding company
                                                           N.V.

AEGON Financial Services Group, Inc.        Minnesota      100% Transamerica Life           Marketing
                                                           Insurance Co.

AEGON Fund Management, Inc.                   Canada       100% AEGON Canada Inc.           Mutual fund issuer
AEGON Funding Corp.                          Delaware      100% AEGON USA, Inc.             Issue debt securities-net
                                                                                            proceeds used to make loans to
                                                                                            affiliates
AEGON Funding Corp. II                       Delaware      100% Transamerica Corp.          Issue debt securities-net
                                                                                            proceeds used to make loans to
                                                                                            affiliates

AEGON Institutional Markets, Inc.            Delaware      100% Commonwealth General        Provider of investment,
                                                           Corporation                      marketing and admin. services
                                                                                            to ins. cos.

AEGON International N.V.                   Netherlands     100% AEGON N.V.                  Holding company
AEGON Management Company                     Indiana       100% AEGON U.S. Holding          Holding company
                                                           Corporation

AEGON N.V.                                 Netherlands     22.72% of Vereniging AEGON       Holding company
                                                           Netherlands Membership
                                                           Association

AEGON Nederland N.V.                       Netherlands     100% AEGON N.V.                  Holding company
AEGON Nevak Holding B.V.                   Netherlands     100% AEGON N.V.                  Holding company
AEGON Structured Settlements, Inc.           Kentucky      100% Commonwealth General        Administers structured
                                                           Corporation                      settlements of plaintiff's
                                                                                            physical injury claims against
                                                                                            property and casualty insurance
                                                                                            companies

AEGON U.S. Corporation                         Iowa        AEGON U.S. Holding               Holding company
                                                           Corporation owns 10,024
                                                           shares (75.58%); AEGON USA,
                                                           Inc. owns 3,238 shares
                                                           (24.42%)

AEGON U.S. Holding Corporation               Delaware      1046 shares of Common Stock      Holding company
                                                           owned by Transamerica
                                                           Corp.; 225 shares of Series
                                                           A Preferred Stock owned by
                                                           Scottish Equitable Finance
                                                           Limited

AEGON USA Investment Management, Inc.          Iowa        100% AUSA Holding Co.            Investment advisor


AEGON USA Investment Management, LLC           Iowa        100% AEGON USA, Inc.             Investment advisor

AEGON USA Real Estate Services, Inc.         Delaware      100% AEGON USA Realty            Real estate and mortgage
                                                           Advisors, Inc.                   holding company

AEGON USA Realty Advisors, Inc.                Iowa        100% AUSA Holding Co,            Administrative and investment
                                                                                            services
AEGON USA Travel and Conference                Iowa        100% Money Services, Inc.        Travel and conference services
Services LLC

AEGON USA, Inc.                                Iowa        10 shares Series A               Holding company
                                                           Preferred Stock owned by
                                                           AEGON U.S Holding
                                                           Corporation; 150,000 shares
                                                           of Class B Non-Voting Stock
                                                           owned by AEGON U.S.
                                                           Corporation; 100 shares
                                                           Voting Common Stock owned
                                                           by AEGON U.S Corporation

AEGON/Transamerica Series Fund, Inc.         Maryland      100% AEGON/Transamerica          Investment advisor, transfer
                                                           Fund Advisors, Inc.              agent, administrator, sponsor,
                                                                                            principal
                                                                                            underwriter/distributor or
                                                                                            general partner.

AFSG Securities Corporation                Pennsylvania    100% Commonwealth General        Broker-Dealer
                                                           Corporation

ALH Properties Eight LLC                     Delaware      100% FGH USA LLC                 Real estate

ALH Properties Eleven LLC                    Delaware      100% FGH USA LLC                 Real estate

ALH Properties Fifteen LLC                   Delaware      100% FGH USA LLC                 Real estate

ALH Properties Five LLC                      Delaware      100% FGH USA LLC                 Real estate

ALH Properties Four LLC                      Delaware      100% FGH USA LLC                 Real estate

ALH Properties Nine LLC                      Delaware      100% FGH USA LLC                 Real estate

ALH Properties Seven LLC                     Delaware      100% FGH USA LLC                 Real estate

ALH Properties Seventeen LLC                 Delaware      100% FGH USA LLC                 Real estate

ALH Properties Sixteen LLC                   Delaware      100% FGH USA LLC                 Real estate

ALH Properties Ten LLC                       Delaware      100% FGH USA LLC                 Real estate

ALH Properties Twelve LLC                    Delaware      100% FGH USA LLC                 Real estate

ALH Properties Two LLC                       Delaware      100% FGH USA LLC                 Real estate

American Bond Services LLC                     Iowa        100% Transamerica Life           Limited liability company
                                                           Insurance Company (sole
                                                           member)

Ammest Realty Corporation                     Texas        100% Monumental Life             Special-purpose subsidiary
                                                           Insurance Company

Ampac Insurance Agency, Inc.  (EIN         Pennsylvania    100% Academy Insurance           Inactive
23-2364438)                                                Group, Inc.

Ampac Insurance Agency, Inc. (EIN          Pennsylvania    100% Commonwealth General        Provider of management support
23-1720755)                                                Corporation                      services

Ampac, Inc.                                   Texas        100% Academy Insurance           Managing general agent
                                                           Group, Inc.

Apple Partners of Iowa LLC                     Iowa        Members:  58.13% Monumental      Hold title on Trustee's Deeds
                                                           Life Insurance Company;          on secured property
                                                           41.87% Peoples Benefit Life
                                                           Insurance Company

ARC Reinsurance Corporation                   Hawaii       100% Transamerica Corp,          Property & Casualty Insurance

ARV Pacific Villas, A California            California     General Partners -               Property
Limited Partnership                                        Transamerica Affordable
                                                           Housing, Inc. (0.5%);
                                                           Non-Affiliate of AEGON,
                                                           Jamboree Housing Corp.
                                                           (0.5%).  Limited Partner:
                                                           TOLIC (99%)

AUSA Holding Company                         Maryland      100% AEGON USA, Inc.             Holding company


AUSACAN LP                                    Canada       General Partner - AUSA           Inter-company lending and
                                                           Holding Co. (1%); Limited        general business
                                                           Partner - First AUSA Life
                                                           Insurance Company (99%)

Bankers Financial Life Ins. Co.              Arizona       100% Voting Common Stock -       Insurance
                                                           First AUSA Life Insurance
                                                           Co.  Class B Common stock
                                                           is allocated 75% of total
                                                           cumulative vote.  Class A
                                                           Common stock is allocated
                                                           25% of total cumulative
                                                           vote.

Bankers Mortgage Company of CA              California     100% TRS                         Investment management

Bay Area Community Investments I, LLC       California     70% LIICA; 30% Monumental        Investments in low income
                                                           Life Insurance Company           housing tax credit properties

Bay State Community Investments I, LLC       Delaware      100% Monumental Life             Investments in low income
                                                           Insurance Company                housing tax credit properties

Bay State Community Investments II, LLC      Delaware      100% Monumental Life             Investments in low income
                                                           Insurance Company                housing tax credit properties

Benefit Plans, Inc.                          Delaware      100% Commonwealth General        TPA for Peoples Security Life
                                                           Corporation                      Insurance Company

BF Equity LLC                                New York      100% RCC North America LLC       Real estate

Buena Sombra Insurance Agency, Inc.          Maryland      100% Peoples Benefit Life        Insurance agency
                                                           Insurance Company

BWAC Credit Corporation                      Delaware      100% TCFCII                      Inactive

BWAC International Corporation               Delaware      100% TCFCII                      Retail appliance and furniture
                                                                                            stores
BWAC Seventeen, Inc.                         Delaware      100% TCFC Asset Holdings,        Holding company
                                                           Inc.

BWAC Twelve, Inc.                            Delaware      100% TCFCII                      Holding company

BWAC Twenty-One, Inc.                        Delaware      100% TCFC Asset Holdings,        Holding company
                                                           Inc.

Camden Asset Management, LP                     CA         Partners are:  Limited           Investment advisor.
                                                           Partner - Monumental Life
                                                           Insurance Company
                                                           (47.136%); General Partner
                                                           - non-affiliate of AEGON,
                                                           Harpenden (38.114%).
                                                           Various individuals own the
                                                           balance of shares.

Canadian Premier Holdings Ltd.                Canada       100% AEGON DMS Holding B.V.      Holding company

Canadian Premier Life Insurance Company       Canada       100% Canadian Premier            Insurance company
                                                           Holdings Ltd.

Capital 200 Block Corporation                Delaware      100% Commonwealth General        Real estate holdings
                                                           Corporation

Capital General Development Corporation      Delaware      100% Commonwealth General        Holding company
                                                           Corporation

Capital Liberty, L.P.                        Delaware      99.0% Monumental Life            Holding company
                                                           Insurance Company (Limited
                                                           Partner); 1.0% Commonwealth
                                                           General Corporation
                                                           (General Partner)

Common Wealth Insurance Agency Inc.           Canada       100% Creditor Resources,         Insurance agency
                                                           Inc.

Commonwealth General Corporation             Delaware      100% AEGON U.S. Corporation      Holding company
("CGC")

Consumer Membership Services Canada           Canada       100% Canadian Premier            Marketing of credit card
Inc.                                                       Holdings Ltd.                    protection membership services
                                                                                            in Canada

Cornerstone International Holdings Ltd.         UK         100% AEGON DMS Holding B.V.      Holding company


CRC Creditor Resources Canadian Dealer        Canada       100% Creditor Resources,         Insurance agency
Network Inc.                                               Inc.

Creditor Resources, Inc.                     Michigan      100% AUSA Holding Co.            Credit insurance

CRI Canada Inc.                               Canada       100% Creditor Resources,         Holding company
                                                           Inc.

CRI Credit Group Services Inc.                Canada       100% Creditor Resources,         Holding company
                                                           Inc.

Diversified Actuarial Services, Inc.      Massachusetts    100% Diversified Investment      Employee benefit and actuarial
                                                           Advisors, Inc.                   consulting

Diversified Investment Advisors, Inc.        Delaware      100% AUSA Holding Co.            Registered investment advisor

Diversified Investors Securities Corp.       Delaware      100% Diversified Investment      Broker-Dealer
                                                           Advisors, Inc.
Edgewood IP, LLC                               Iowa        100% TOLIC                       Limited liability company

FED Financial, Inc.                          Delaware      100% Academy Insurance           Special-purpose subsidiary
                                                           Group, Inc.
FGH Eastern Region LLC                       Delaware      100% FGH USA LLC                 Real estate

FGH Realty Credit LLC                        Delaware      100% FGH Eastern Region LLC      Real estate

FGH USA LLC                                  Delaware      100% RCC North America LLC       Real estate

FGP 109th Street LLC                         Delaware      100% FGH USA LLC                 Real estate

FGP 90 West Street LLC                       Delaware      100% FGH USA LLC                 Real estate

FGP Burkewood, Inc.                          Delaware      100% FGH USA LLC                 Real estate

FGP Bush Terminal, Inc.                      Delaware      100% FGH Realty Credit LLC       Real estate

FGP Colonial Plaza, Inc.                     Delaware      100% FGH USA LLC                 Real estate

FGP Franklin LLC.                            Delaware      100% FGH USA LLC                 Real estate

FGP Herald Center, Inc.                      Delaware      100% FGH USA LLC                 Real estate

FGP Heritage Square, Inc.                    Delaware      100% FGH USA LLC                 Real estate

FGP Islandia, Inc.                           Delaware      100% FGH USA LLC                 Real estate

FGP Merrick, Inc.                            Delaware      100% FGH USA LLC                 Real estate

FGP Rockbeach, Inc..                         Delaware      100% FGH USA LLC                 Real estate

FGP West 32nd Street, Inc.                   Delaware      100% FGH USA LLC                 Real estate

FGP West Street LLC                          Delaware      100% FGH USA LLC                 Real estate

FGP West Street Two LLC                      Delaware      100% FGH USA LLC                 Real estate

Fifth FGP LLC                                Delaware      100% FGH USA LLC                 Real estate

Financial Planning Services, Inc.          District of     100% Ampac Insurance             Special-purpose subsidiary
                                             Columbia      Agency, Inc. (EIN
                                                           #27-1720755)

Financial Resources Insurance Agency          Texas        100% owned by Dan Trivers,       Retail sale of securities
of Texas                                                   VP & Director of Operations      products
                                                           of Transamerica Financial
                                                           Advisors, Inc., to comply
                                                           with Texas insurance law

First FGP LLC                                Delaware      100% FGH USA LLC                 Real estate

Force Financial Group, Inc.                  Delaware      100% Academy Insurance           Special-purpose subsidiary
                                                           Group, Inc.

Fourth FGP LLC                               Delaware      100% FGH USA LLC                 Real estate

Garnet Assurance Corporation                 Kentucky      100% Life Investors              Investments
                                                           Insurance Company of America

Garnet Assurance Corporation II                Iowa        100% Monumental Life             Business investments
                                                           Insurance Company

Garnet Assurance Corporation III               Iowa        100% Transamerica                Business investments
                                                           Occidental Life Insurance
                                                           Company

Garnet Community Investments I, LLC          Delaware      100% Life Investors              Securities
                                                           Insurance Company of America

Garnet Community Investments II, LLC         Delaware      100% Monumental Life             Securities
                                                           Insurance Company

Garnet Community Investments III, LLC        Delaware      100% Transamerica                Business investments
                                                           Occidental Life Insurance
                                                           Company


Garnet Community Investments IV, LLC         Delaware      100% Transamerica                Investments
                                                           Occidental Life Insurance
                                                           Company

Garnet Community Investments V, LLC          Delaware      100% Monumental Life             Investments
                                                           Insurance Company

Garnet Community Investments VI, LLC         Delaware      100% Monumental Life             Investments
                                                           Insurance Company

Garnet LIHTC Fund I, LLC                     Delaware      100% Garnet Community            Investments
                                                           Investments I, LLC

Garnet LIHTC Fund II, LLC                    Delaware      100% Garnet Community            Investments
                                                           Investments II, LLC

Garnet LIHTC Fund III, LLC                   Delaware      100% Garnet Community            Investments
                                                           Investments III, LLC

Garnet LIHTC Fund IV, LLC                    Delaware      100% Garnet Community            Investments
                                                           Investments IV, LLC

Garnet LIHTC Fund V, LLC                     Delaware      100% Garnet Community            Investments
                                                           Investments V, LLC

Garnet LIHTC Fund VI, LLC                    Delaware      100% Garnet Community            Investments
                                                           Investments VI, LLC

Gemini Investments, Inc.                     Delaware      100% TALIAC                      Investment subsidiary

Global Premier Reinsurance Company,       British Virgin   100% Commonwealth General        Reinsurance company
Ltd.                                                       Corporation

Great Companies, L.L.C.                        Iowa        47.50% Money Services, Inc.      Markets & sells mutual funds &
                                                                                            individually managed accounts

Greybox L.L.C.                               Delaware      100% Transamerica Leasing        Intermodal freight container
                                                           Holdings, Inc.                   interchange facilitation service

Home Loans and Finance Ltd.                    U.K.        100% TIISI                       Inactive - - this entity is in
                                                                                            the process of being liquidated

Innergy Lending, LLC                         Delaware      50% World Financial Group,       Lending
                                                           Inc.; 50% ComUnity Lending,
                                                           Inc.(non-AEGON entity)

Insurance Consultants, Inc.                  Nebraska      100% Commonwealth General        Brokerage
                                                           Corporation
InterSecurities, Inc.                        Delaware      100% AUSA Holding Co.            Broker-Dealer

Investors Warranty of America, Inc.            Iowa        100% AUSA Holding Co.            Leases business equipment

Iowa Fidelity Life Insurance Co.             Arizona       Ordinary common stock is         Insurance
                                                           allowed 60% of total
                                                           cumulative vote.
                                                           Participating common stock
                                                           is allowed 40% of total
                                                           cumulative vote.  First
                                                           AUSA Life Insurance Co.

JMH Operating Company, Inc.                Mississippi     100% People's Benefit Life       Real estate holdings
                                                           Insurance Company

Legacy General Insurance Company              Canada       100% Canadian Premier            Insurance company
                                                           Holdings Ltd.

Life Investors Alliance, LLC                 Delaware      100% LIICA                       Purchase, own, and hold the
                                                                                            equity interest of other
                                                                                            entities
Life Investors Insurance Company of            Iowa        504,032 shares Common Stock      Insurance
America                                                    owned by AEGON USA, Inc.;
                                                           504,033 shares Series
                                                           A Preferred Stock
                                                           owned by AEGON USA,
                                                           Inc.

Massachusetts Fidelity Trust Co.               Iowa        100% AUSA Holding Co.            Trust company

Money Concepts (Canada) Limited               Canada       100% National Financial          Financial services, marketing
                                                           Corporation                      and distribution

Money Services, Inc.                         Delaware      100% AUSA Holding Co.            Provides financial counseling
                                                                                            for employees and agents of
                                                                                            affiliated companies


Monumental General Administrators, Inc.      Maryland      100% Monumental General          Provides management srvcs. to
                                                           Insurance Group, Inc.            unaffiliated third party
                                                                                            administrator
Monumental General Casualty Co.              Maryland      100% AEGON USA, Inc.             Insurance

Monumental General Insurance Group,          Maryland      100% AUSA Holding Co.            Holding company
Inc.

Monumental Life Insurance Company            Maryland      73.23% Capital General           Insurance Company
                                                           Development Company; 26.77%
                                                           First AUSA Life Insurance
                                                           Company

National Association Management and          Maryland      100% Monumental General          Provides actuarial consulting
Consultant Services, Inc.                                  Administrators, Inc.             services

National Financial Corporation                Canada       100% AEGON Canada, Inc.          Holding company

National Financial Insurance Agency,          Canada       100% 1488207 Ontario Limited     Insurance agency
Inc.

NEF Investment Company                      California     100% TOLIC                       Real estate development

Parkland Insurance Inc.                       Canada       100% Creditor Resources,         Insurance company
                                                           Inc.

Peoples Benefit Life Insurance Company         Iowa        76.3% Monumental Life            Insurance Company
                                                           Insurance Company; 20%
                                                           Capital Liberty, L.P.; 3.7%
                                                           CGC

Peoples Benefit Services, Inc.             Pennsylvania    100% Veterans Life               Special-purpose subsidiary
                                                           Insurance Company

Primus Guaranty, Ltd.                        Bermuda       Partners are:  Transamerica      Provides protection from
                                                           Life Insurance Company           default risk of investment
                                                           (13.1%) and non-affiliates       grade corporate and sovereign
                                                           of AEGON:  XL Capital, Ltd.      issues of financial obligations.
                                                           (34.7%); CalPERS/PCG
                                                           Corporate Partners
                                                           Fund, LLC (13.0%);
                                                           Radian Group (11.1%).

Prisma Holdings, Inc. I                      Delaware      100% AUSA Holding Co.            Holding company

Prisma Holdings, Inc. II                     Delaware      100% AUSA Holding Co.            Holding company

Professional Life & Annuity Insurance        Arizona       100% Transamerica Life           Reinsurance
Company                                                    Insurance Co.

Pyramid Insurance Company, Ltd.               Hawaii       100% Transamerica Corp.          Property & Casualty Insurance

QSC Holding, Inc.                            Delaware      100% AEGON USA Realty            Real estate and financial
                                                           Advisors, Inc.                   software production and sales

Quantitative Data Solutions, LLC             Delaware      60% owned by TOLIC               Special purpose corporation

Quest Membership Services, Inc.              Delaware      100% Commonwealth General        Travel discount plan
                                                           Corporation

RCC North America LLC                        Delaware      100% AEGON USA, Inc.             Real estate

RCC Properties Limited Partnership             Iowa        AEGON USA Realty Advisors,       Limited Partnership
                                                           Inc. is General Partner and
                                                           5% owner; all limited
                                                           partners are RCC entities
                                                           within the RCC group

Real Estate Alternatives Portfolio 1         Delaware      Members:  38.356%                Real estate alternatives
LLC                                                        Transamerica Life Insurance      investment
                                                           Co.; 34.247% TOLIC; 18.356%
                                                           LIICA; 6.301% Monumental
                                                           Life Insurance Co.; 2.74%
                                                           Transamerica Financial Life
                                                           Insurance Co.


Real Estate Alternatives Portfolio 2         Delaware      Members:  37.25%                 Real estate alternatives
LLC                                                        Transamerica Life Insurance      investment
                                                           Co.; 30.75% TOLIC; 22.25%
                                                           TALIAC; 7.5% Transamerica
                                                           Financial Life Insurance
                                                           Co.; 2.25% Stonebridge Life
                                                           Insurance Co.


Real Estate Alternatives Portfolio 3         Delaware      Members:  27% Transamerica       Real estate alternatives
LLC                                                        Life Insurance Co.; 23%          investment
                                                           TOLIC; 19% TALIAC; 1%
                                                           Stonebridge Life Insurance
                                                           Co.; 11% LIICA; 14% PBLIC;
                                                           5% MLIC

Real Estate Alternatives Portfolio 3A        Delaware      Members:  33.4% LIICA; 32%       Real estate alternatives
LLC                                                        PBLIC; 10% TOLIC; 9.4%           investment
                                                           MLIC; 9.4%
                                                           Transamerica
                                                           Financial Life
                                                           Insurance Company;
                                                           4.8% TALIAC; 1%
                                                           Stonebridge Life
                                                           Insurance Co.

Realty Information Systems, Inc.               Iowa        100% AEGON USA Realty            Information Systems for real
                                                           Advisors, Inc.                   estate investment management

Retirement Project Oakmont                      CA         General Partners:                Senior living apartment complex
                                                           Transamerica Products,
                                                           Inc.; TOLIC; Transamerica
                                                           Oakmont Retirement
                                                           Associates, a CA limited
                                                           partnership.  Co-General
                                                           Partners of Transamerica
                                                           Oakmont Retirement
                                                           Associates are Transamerica
                                                           Oakmont Corp. and
                                                           Transamerica Products I
                                                           (Administrative General
                                                           Partner).

River Ridge Insurance Company                Vermont       100% AEGON Management            Captive insurance company
                                                           Company

Roundit, Inc.                                Maryland      50% AUSA Holding Co.             Financial services

Second FGP LLC                               Delaware      100% FGH USA LLC                 Real estate

Seventh FGP LLC                              Delaware      100% FGH USA LLC                 Real estate

Short Hills Management Company              New Jersey     100% AEGON U.S. Holding          Holding company
                                                           Corporation

South Glen Apartments, LLC                     Iowa        100% Transamerica                Limited liability company
                                                           Affordable Housing, Inc.

Southwest Equity Life Ins. Co.               Arizona       100% of Common Voting Stock      Insurance
                                                           AEGON USA, Inc.

Stonebridge Benefit Services, Inc.           Delaware      100% Commonwealth General        Health discount plan
                                                           Corporation

Stonebridge Casualty Insurance Company          Ohio       197,920 shares of Common
                                                           Insurance company
                                                           Stock owned by AEGON
                                                           U.S. Corporation;
                                                           302,725 shares of
                                                           Common Stock owned by
                                                           AEGON USA, Inc.

Stonebridge Group, Inc.                      Delaware      100% Commonwealth General        General purpose corporation
                                                           Corporation

Stonebridge International Insurance             UK         100% Cornerstone                 General insurance company
Ltd.                                                       International Holdings Ltd.

Stonebridge International Marketing             UK         100% Cornerstone                 Marketing
Ltd.                                                       International Holdings Ltd.

Stonebridge Life Insurance Company           Vermont       100% Commonwealth General        Insurance company
                                                           Corporation


TA Air X, Corp.                              Delaware      100% TCFC Air Holdings, Inc.     Special purpose corporation
TA Air XI, Corp.                             Delaware      100% TCFC Air Holdings, Inc.     Special purpose corporation
TA Leasing Holding Co., Inc.                 Delaware      100% TFC                         Holding company
TBC III, Inc.                                Delaware      100% TFCFC Asset Holdings,       Special purpose corporation
                                                           Inc.

TBK Insurance Agency of Ohio, Inc.             Ohio        500 shares non-voting            Variable insurance contract
                                                           common stock owned by            sales in state of Ohio
                                                           Transamerica Financial
                                                           Advisors, Inc.; 1 share
                                                           voting common stock owned
                                                           by James Krost

TCF Asset Management Corporation             Colorado      100% TCFC Asset Holdings,        A depository for foreclosed
                                                           Inc.                             real and personal property

TCFC Air Holdings, Inc.                      Delaware      100% Transamerica                Holding company
                                                           Commercial Finance
                                                           Corporation, I

TCFC Asset Holdings, Inc.                    Delaware      100% Transamerica                Holding company
                                                           Commercial Finance
                                                           Corporation, I

TCFC Employment, Inc.                        Delaware      100% Transamerica                Used for payroll for employees
                                                           Commercial Finance               at TFC
                                                           Corporation, I

TCFC Tax Holdings, Inc.                      Delaware      100% Transamerica                Holding company
                                                           Commercial Finance
                                                           Corporation, I

TFC Properties, Inc.                         Delaware      100% Transamerica                Holding company
                                                           Corporation

The AEGON Trust Advisory Board:              Delaware                                       Voting Trust
Donald J. Shepard, Joseph B.M.
Streppel, Alexander R. Wynaendts, and
Craig D. Vermie

The Gilwell Company                         California     100% TRS                         Ground lessee of 517 Washington
                                                                                            Street, San Francisco
The Insurance Agency for the American        Maryland      100% Veterans Life               Insurance
Working Family, Inc.                                       Insurance Company

The RCC Group, Inc.                          Delaware      100% FGH USA LLC                 Real estate

The Whitestone Corporation                   Maryland      100% AEGON USA, Inc.             Insurance agency

TIHI Mexico, S. de R.L. de C.V.               Mexico       95% TIHI; 5% TOLIC               To render and receive all kind of
                                                                                            administrative, accountant,
                                                                                            mercantile and financial counsel and
                                                                                            assistance to and from any other
                                                                                            Mexican or foreign corporation,
                                                                                            whether or not this company is a
                                                                                            shareholder of them

Transamerica Accounts Holding                Delaware      100% TCFC Asset Holdings,        Holding company
Corporation                                                Inc.

Transamerica Affinity Services, Inc.         Maryland      100% AEGON Direct Marketing      Marketing company
                                                           Services, Inc.

Transamerica Affordable Housing, Inc.       California     100% TRS                         General partner LHTC Partnership

Transamerica Alquiler de Trailers, S.L.       Spain        100% Transamerica Leasing        Leasing
                                                           Holdings, inc.

Transamerica Annuity Service                New Mexico     100% TSC                         Performs services required for
Corporation                                                                                 structured settlements

Transamerica Aviation LLC                    Delaware      100% TCFC Air Holdings, Inc.     Special purpose corporation

Transamerica Business Technologies           Delaware      100% Transamerica Corp.          Telecommunications and data
Corporation.                                                                                processing

Transamerica Capital, Inc.                  California     100% AUSA Holding Co.            Broker/Dealer


Transamerica CBO I, Inc.                     Delaware      100% Transamerica Corp.          Owns and manages a pool of
                                                                                            high-yield bonds
Transamerica China Investments              Hong Kong      99% TOLIC                        Holding company
Holdings Limited

Transamerica Commercial Finance              Ontario       100% BWAC Seventeen, Inc.        Dormant
Canada, Limited

Transamerica Commercial Finance              Delaware      100% TFC                         Holding company
Corporation, I

Transamerica Commercial Holdings               U.K.        100% BWAC Twenty-One Inc.        Holding company
Limited

Transamerica Consultora Y Servicios           Chile        95% TOLIC; 5% Transamerica       Special purpose limited
Limitada                                                   International Holdings, Inc.     liability corporation

Transamerica Consumer Finance Holding        Delaware      100% TCFC Asset Holdings,        Consumer finance holding company
Company                                                    Inc.

Transamerica Consumer Mortgage               Delaware      100% Transamerica Consumer       Securitization company
Receivables Corporation                                    Finance Holding Company

Transamerica Corporation                     Delaware      100% The AEGON Trust             Major interest in insurance and
                                                                                            finance
Transamerica Corporation (Oregon)             Oregon       100% Transamerica Corp.          Holding company

Transamerica Direct Marketing Asia          Australia      100% AEGON DMS Holding B.V.      Holding company
Pacific Pty Ltd.

Transamerica Direct Marketing               Australia      100% Transamerica Direct         Marketing/operations company
Australia Pty Ltd.                                         Marketing Asia Pacific Pty
                                                           Ltd.
Transamerica Direct Marketing Japan           Japan        100% AEGON DMS Holding B.V.      Marketing company
K.K.

Transamerica Direct Marketing Korea           Korea        99% AEGON DMS Holding B.V.:      Marketing company
Ltd.                                                       1% AEGON International N.V.

Transamerica Direct Marketing Taiwan,         Taiwan       100% AEGON DMS Holding B.V.      Authorized business:
Ltd.                                                                                        Enterprise management
                                                                                            consultancy, credit
                                                                                            investigation services, to
                                                                                            engage in business not
                                                                                            prohibited or restricted under
                                                                                            any law of R.O.C., except
                                                                                            business requiring special
                                                                                            permission of government

Transamerica Distribution Finance -          Delaware      100% TCFC Asset Holdings,        Commercial Finance
Overseas, Inc.                                             Inc.

Transamerica Distribution Services,          Delaware      100% Transamerica Leasing        Dormant
Inc.                                                       Holdings, Inc.

Transamerica Finance Corporation             Delaware      100% Transamerica Corp.          Commercial & Consumer Lending &
("TFC")                                                                                     equipment leasing

Transamerica Financial Advisors, Inc.        Delaware      100% TSC                         Broker/dealer

Transamerica Financial Life Insurance        New York      87.40% AEGON USA, Inc.;          Insurance
Company                                                    12.60% TOLIC

Transamerica Financial Resources Ins.        Alabama       100% Transamerica                Insurance agent & broker
Agency of Alabama, Inc.                                    Financial Advisors, Inc.

Transamerica Financial Resources Ins.     Massachusetts    100% Transamerica Financial      Insurance agent & broker
Agency of Massachusetts, Inc.                              Advisors, Inc.

Transamerica Financial Resources Ins.         Nevada       100% Transamerica Financial      Insurance agent & broker
Agency of Nevada, Inc.                                     Advisors, Inc.

Transamerica Fund Advisors, Inc.             Florida       Western Reserve Life             Fund advisor
                                                           Assurance Company of Ohio
                                                           owns 78%; AUSA Holding Co.
                                                           owns 22%

Transamerica Fund Services, Inc.             Florida       100% Western Reserve Life        Mutual fund
                                                           Assurance Co. of Ohio


Transamerica Funding LP                        U.K.        98% Transamerica Leasing         Intermodal leasing
                                                           Holdings, Inc.; 1%
                                                           Transamerica Distribution
                                                           Services, Inc.; 1% BWAC
                                                           Twenty One, Inc.

Transamerica GmbH, Inc.                      Delaware      100% TCFC Asset Holdings,        Holding company
                                                           Inc.

Transamerica Holding B.V.                  Netherlands     100% AEGON International         Holding company
                                                           N.V.

Transamerica Home Loan                      California     100% TCFC Asset Holdings,        Consumer mortgages
                                                           Inc.

Transamerica IDEX Mutual Funds            Massachusetts    100% AEGON/Transamerica          Mutual fund
                                                           Fund Advisers, Inc.

Transamerica Income Shares, Inc.             Maryland      100% AEGON/Transamerica          Mutual fund
                                                           Fund Advisers, Inc.

Transamerica Index Funds, Inc.               Maryland      100% Transamerica                Mutual fund
                                                           Investment Management, LLC

Transamerica Insurance Marketing Asia       Australia      100% Transamerica Direct         Insurance intermediary
Pacific Pty Ltd.                                           Marketing Asia Pacific Pty
                                                           Ltd.

Transamerica International Direct            Maryland      100% Monumental General          Marketing arm for sale of mass
Marketing Group, Inc.                                      Insurance Group, Inc.            marketed insurance coverage

Transamerica International Holdings,         Delaware      100% Transamerica Corp.          Investments
Inc.

Transamerica International Insurance         Delaware      100% TSC                         Holding & administering foreign
Services, Inc. ("TIISI")                                                                    operations

Transamerica International RE                Bermuda       100% Transamerica Corp.          Reinsurance
(Bermuda) Ltd.

Transamerica Investment Management, LLC      Delaware      21% Transamerica Investment      Investment adviser
                                                           Services, Inc. as Original
                                                           Member; 21% owned by
                                                           Professional Members
                                                           (employees of Transamerica
                                                           Investment Services, Inc.)

Transamerica Investment Services, Inc.       Delaware      100% Transamerica Corp.          Investment adviser
("TISI")

Transamerica Investors, Inc.                 Maryland      Maintains advisor status         Advisor

Transamerica Leasing Coordination            Belgium       100% Transamerica Leasing        Leasing
Center                                                     Holdings, Inc.

Transamerica Leasing Holdings, Inc.          Delaware      100% TA Leasing Holding          Holding company
                                                           Company, Inc.

Transamerica Life Canada                      Canada       100% AEGON Canada Inc.           Life insurance company

Transamerica Life Insurance and            N. Carolina     100% TOLIC                       Life insurance
Annuity Company ("TALIAC")

Transamerica Life Insurance Company            Iowa        223,500 shares Common Stock      Insurance
                                                           owned by AEGON USA, Inc.;
                                                           34,295 shares Common Stock
                                                           owned by Transamerica Life
                                                           Insurance and Annuity
                                                           Company; 42,500 shares
                                                           Series A Preferred Stock
                                                           owned by AEGON USA, Inc.

Transamerica Mezzanine Financing Inc.        Delaware      100% TCFC  Asset Holdings,       Holding company
                                                           Inc.

Transamerica Minerals Company               California     100% TRS                         Owner and lessor of oil and gas
                                                                                            properties

Transamerica Oakmont Corporation            California     100% TRS                         General partner retirement
                                                                                            properties

Transamerica Oakmont Retirement             California     Co-General Partners are          Senior living apartments
Associates                                                 Transamerica Oakmont
                                                           Corporation and
                                                           Transamerica Products I
                                                           (Administrative General
                                                           Partner)

Transamerica Occidental Life Insurance         Iowa        100% TSC                         Life Insurance
Company ("TOLIC")

Transamerica Occidental's Separate          California     100% TOLIC                       Mutual fund
Account Fund C

Transamerica Pacific Insurance                Hawaii       100% Transamerica Corp.          Life insurance
Company, Ltd.

Transamerica Premier Funds                   Maryland      100% Transamerica                Investments
                                                           Investors, Inc.

Transamerica Products I, Inc.               California     100% TPI                         Co-general partner

Transamerica Products, Inc. ("TPI")         California     100% TSC                         Holding company

Transamerica Pyramid Properties LLC            Iowa        100% TOLIC                       Realty limited liability company

Transamerica Realty Investment               Delaware      100% TOLIC                       Realty limited liability company
Properties LLC

Transamerica Realty Services, LLC            Delaware      100% Transamerica Corp.          Real estate investments
("TRS")

Transamerica Retirement Communities          Delaware      100% TFC Properties, Inc.        Owned property
S.F., Inc.

Transamerica Retirement Communities          Delaware      100% TFC Properties, Inc.        Owned property
S.J., Inc.

Transamerica Securities Sales Corp.          Maryland      100% TSC                         Life insurance sales

Transamerica Service Company ("TSC")         Delaware      100% TIHI                        Passive loss tax service

Transamerica Small Business Capital,         Delaware      100% TCFC Asset Holdings,        Holding company
Inc.                                                       Inc.

Transamerica Trailer Holdings I Inc.         Delaware      100% Transamerica Leasing        Holding company
                                                           Holdings, Inc.

Transamerica Trailer Holdings II Inc.        Delaware      100% Transamerica Leasing        Holding company
                                                           Holdings, Inc.

Transamerica Trailer Holdings III Inc.       Delaware      100% Transamerica Leasing        Holding company
                                                           Holdings, Inc.

Transamerica Trailer Leasing (Belgium)       Belgium       100% Transamerica Leasing        Leasing
N.V.                                                       Holdings, Inc.

Transamerica Trailer Leasing               Netherlands     100% Transamerica Leasing        Leasing
(Netherlands) B.V.                                         Holdings, Inc.

Transamerica Trailer Leasing A/S             Denmark       100% Transamerica Leasing        Leasing

                                                           Holdings, Inc.
Transamerica Trailer Leasing AB               Sweden       100% Transamerica Leasing        Leasing
                                                           Holdings, Inc.

Transamerica Trailer Leasing AG            Switzerland     100% Transamerica Leasing        Leasing
                                                           Holdings, Inc.

Transamerica Trailer Leasing GmbH            Germany       100% Transamerica Leasing        Leasing
                                                           Holdings, Inc.

Transamerica Trailer Leasing Limited           U.K.        100% Transamerica                Leasing
                                                           Commercial Holdings Limited

Transamerica Trailer Leasing S.N.C.           France       99.99% owned by Greybox          Leasing
                                                           LLC; .01% owned by
                                                           Transamerica Trailer
                                                           Holdings III, Inc.

Transamerica Trailer Leasing Sp. Z.O.O.       Poland       100% Transamerica Leasing        Leasing
                                                           Holdings, Inc.

Transamerica Transport Inc.                 New Jersey     100% Transamerica Leasing        Dormant
                                                           Holdings, Inc.


Transamerica Vendor Financial Services       Delaware      100% TCFC  Asset Holdings,       Provides commercial leasing
Corporation                                                Inc.

Unicom Administrative Services, GmbH         Germany       100% Unicom Administrative       This entity is in the process
                                                           Services, Inc.                   of being liquidated

Unicom Administrative Services, Inc.       Pennsylvania    100% Academy Insurance           Provider of admin. services
                                                           Group, Inc.

United Financial Services, Inc.              Maryland      100% AEGON USA, Inc.             General agency

Universal Benefits Corporation                 Iowa        100% AUSA Holding Co.            Third party administrator

USA Administration Services, Inc.             Kansas       100% TOLIC                       Third party administrator

Valley Forge Associates, Inc.              Pennsylvania    100% Ampac Insurance             Furniture & equipment lessor
                                                           Agency, Inc. (EIN
                                                           #27-1720755)

Veterans Insurance Services, Inc.            Delaware      100% Ampac Insurance             Special-purpose subsidiary
                                                           Agency, Inc. (EIN
                                                           #27-1720755)

Veterans Life Insurance Company              Illinois      100% AEGON USA, Inc.             Insurance company

Western Reserve Life Assurance Co. of          Ohio        100% AEGON USA, Inc.             Insurance
Ohio

WFG Insurance Agency of Puerto Rico,       Puerto Rico     100% World Financial Group       Insurance agency
Inc.                                                       Insurance Agency, Inc.

WFG Property & Casualty Insurance            Alabama       100% WFG Property &              Insurance agency
Agency of Alabama, Inc.                                    Casualty Insurance Agency,
                                                           Inc.

WFG Property & Casualty Insurance           California     100% WFG Property &              Insurance agency
Agency of California, Inc.                                 Casualty Insurance Agency,

                                                           Inc.
WFG Property & Casualty Insurance          Mississippi     100% WFG Property &              Insurance agency
Agency of Mississippi, Inc.                                Casualty Insurance Agency,
                                                           Inc.

WFG Property & Casualty Insurance             Nevada       100% WFG Property &              Insurance agency
Agency of Nevada, Inc.                                     Casualty Insurance Agency,
                                                           Inc.

WFG Property & Casualty Insurance            Georgia       100% World Financial Group       Insurance agency
Agency, Inc.                                               Insurance Agency, Inc.

WFG Properties Holdings, LLC                 Georgia       100% World Financial Group,      Marketing
                                                           Inc.

WFG Securities of Canada, Inc.                Canada       100% World Financial Group       Mutual fund dealer
                                                           Holding Company of Canada,
                                                           Inc.

Whirlpool Financial Corporation Polska        Poland       100% Transamerica                Inactive - commercial finance
SpoZOO                                                     Commercial Holdings Limited

World Financial Group Holding Company         Canada       100% TIHI                        Holding company
of Canada Inc.

World Financial Group Insurance Agency       Ontario       50% World Financial Group        Insurance agency
of Canada Inc.                                             Holding Co. of Canada Inc.;
                                                           50% World Financial Group
                                                           Subholding Co. of Canada
                                                           Inc.

World Financial Group Insurance Agency        Hawaii       100% World Financial Group       Insurance agency
of Hawaii, Inc.                                            Insurance Agency, Inc.

World Financial Group Insurance Agency    Massachusetts    100% World Financial Group       Insurance agency
of Massachusetts, Inc.                                     Insurance Agency, Inc.

World Financial Group Insurance Agency      New Mexico     100% World Financial Group       Insurance agency
of New Mexico, Inc.                                        Insurance Agency, Inc.

World Financial Group Insurance Agency       Wyoming       100% World Financial Group       Insurance agency
of Wyoming, Inc.                                           Insurance Agency, Inc.

World Financial Group Insurance             California     100% Western Reserve Life        Insurance agency
Agency, Inc.                                               Assurance Co. of Ohio

World Financial Group Subholding              Canada       100% World Financial Group       Holding company
Company of Canada Inc.                                     Holding Company of Canada,
                                                           Inc.


World Financial Group, Inc.                  Delaware      100% AEGON Asset Management      Marketing
                                                           Services, Inc.

World Group Securities, Inc.                 Delaware      100% AEGON Asset Management      Broker-dealer
                                                           Services, Inc.

WRL Insurance Agency of Massachusetts,    Massachusetts    100% WRL Insurance Agency,       Insurance agency
Inc.                                                       Inc.

WRL Insurance Agency of Wyoming, Inc.        Wyoming       100% WRL Insurance Agency,       Insurance agency
                                                           Inc.

WRL Insurance Agency, Inc.                  California     100% Western Reserve Life        Insurance agency
                                                           Assurance Co. of Ohio

Zahorik Company, Inc.                       California     100% AUSA Holding Co.            Broker-Dealer

Zahorik Texas, Inc.                           Texas        100% Zahorik Company, Inc.       Insurance agency

ZCI, Inc.                                    Alabama       100% Zahorik Company, Inc.       Insurance agency

ITEM 29. INDEMNIFICATION

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

A. Other Principal Underwriter Positions. AFSG is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended. AFSG is also principal underwriter for the following:

AFSG Securities Corporation serves as the principal underwriter for Separate Account VA B, the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q , Separate Account VA R , Separate Account VA S, Separate Account VA W, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Legacy Builder Variable Life Separate Account. These accounts are separate accounts of Transamerica Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account C, Separate Account VA 2LNY, TFLIC Series Life Account, and TFLIC Series Annuity Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account I, Separate Account II and Separate Account V. These accounts are separate accounts of Peoples Benefit Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account VA U, Separate Account VA V, WRL Series Life Account, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Company of Ohio.

AFSG Securities Corporation also serves as principal underwriter for Separate Account VA-2L and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.

AFSG Securities Corporation also serves as principal underwriter for AEGON/Transamerica Series Trust, Transamerica IDEX Mutual Funds and Transamerica Investors, Inc.

B. Directors and Officers of AFSG

                         Principal
Name                     Business           Position and Offices with Underwriter
                         Address
Larry N. Norman            (1)              Director and President
Lisa A. Wachendorf         (1)              Director, Vice President and Chief Compliance Officer
John K. Carter             (2)              Vice President
Thomas R. Moriarty         (2)              Vice President
Frank A. Camp              (1)              Secretary
Priscilla I. Hechler       (2)              Assistant Vice President and Assistant Secretary
Linda Gilmer               (1)              Assistant Treasurer
Darin D. Smith             (1)              Vice President and Assistant Secretary
Teresa L. Stolba           (1)              Assistant Compliance Officer
Emily M. Bates             (3)              Assistant Treasurer
Clifton W. Flenniken, III  (4)              Assistant Treasurer
Kim D. Day                 (2)              Director, Vice President
Kyle A. Keelan             (2)              Vice President

(1) 4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001
(2) 570 Carillon Parkway, St. Petersburg, FL 33716-1202
(3) 400 West Market Street, Louisville, Kentucky 40202
(4) 1111 North Charles Street, Baltimore, Maryland 21201

C. Compensation to Principal Underwriter from Registrant

The following commissions and other compensation were received by the AFSG, directly or indirectly, from us during the last fiscal year:

               (1)                       (2)                     (3)                  (4)               (5)
             NAME OF              NET UNDERWRITING
            PRINCIPAL               DISCOUNTS AND          COMPENSATION ON          BROKERAGE           OTHER
            UNDERWRITER              COMMISSIONS              REDEMPTION           COMMISSIONS      COMPENSATION
            -----------              -----------              ----------           -----------      ------------

           AFSG Securities          $3,595,963.83                None                  N/A               N/A
             Corporation

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

          All accounts, books, or other documents required to be maintained by
          Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica Life Insurance Company, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

ITEM 32.  MANAGEMENT SERVICES (NOT APPLICABLE)

ITEM 33.  FEE REPRESENTATION

          Transamerica Life Insurance Company ("Transamerica Life") hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Life.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cedar Rapids and State of Iowa on the 25th day of April, 2005.



                                            TRANSAMERICA CORPORATE SEPARATE
                                            ACCOUNT SIXTEEN
                                                       (Registrant)



                                            By
                                               ---------------------------------
                                            Name: Larry N. Norman*
                                            Title: President


                                            TRANSAMERICA LIFE INSURANCE COMPANY
                                                       (Depositor)



                                            By
                                               ---------------------------------
                                            Name:  Larry N. Norman*
                                            Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


        SIGNATURE                      TITLE                         DATE

                              Director, President and
--------------------------    Chairman of the Board              --------------
Larry N. Norman*


                              Director and Actuary
--------------------------                                       --------------
Ronald L. Ziegler*


/s/ Craig D. Vermie           Director, Vice President,          April 25, 2005
--------------------------    Secretary and General Counsel      --------------
Craig D. Vermie

                              Director, Vice President and
--------------------------    Chief Tax Officer                  --------------
Arthur C. Schneider*


                              Vice President and
--------------------------    Corporate Controller               --------------
Robert J. Kontz*


                              Director, Vice President,
--------------------------    Treasurer and Chief Financial      --------------
Brenda K. Clancy*             Officer


----------------------------------------
*Signed by Craig D. Vermie as Attorney in Fact

                                  EXHIBIT INDEX



Item 26(h) Participation Agreements
     xvi.  Participation Agreement regarding American Funds Insurance Series

Item 26(n) Other Opinions
     i.    Consent of Ernst & Young LLP
     iii.  Consent of Sutherland Asbill & Brennan LLP